VARIABLE ANNUITY PROSPECTUS	Securities Act of 1933 File No. 333-153839
December 23, 2008

THE GUARDIAN INVESTOR VARIABLE ANNUITY SERIES L

THIS PROSPECTUS describes an Individual Flexible Premium Deferred Variable Annuity Contract. It contains important information that you should know before investing in the contract. Please read this prospectus carefully, and keep it for future reference.

The contract is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC, we, us, our) through its Separate Account R (the Separate Account). This contract is an annuity contract and is a long-term investment vehicle designed for retirement purposes. It will also pay a death benefit if the owner dies before annuity payments begin.

The minimum initial premium payment is $10,000 ($2,000 if your contract is issued in connection with an individual retirement account, certain pension plans, and other tax-qualified arrangements). Your premiums may be invested in up to 20 variable investment options or 19 variable investment options and the fixed-rate option. Special limits apply to transfers out of the fixed-rate option. The variable investment options invest in the mutual funds (“Funds”) listed below. Some of these Funds may not be available in your state. You may request copies of the prospectuses for these Funds from your registered representative or by calling 1-800-221-3253 or by visiting our website at www.guardianinvestor.com. Please read the prospectuses carefully before investing.

•	RS Variable Products Trust
–	RS Core Equity VIP Series
–	RS S&P 500 Index VIP Series
–	RS High Yield Bond VIP Series
–	RS Low Duration Bond VIP Series
–	RS Large Cap Value VIP Series
–	RS Partners VIP Series
–	RS Small Cap Core Equity VIP Series
–	RS International Growth VIP Series
–	RS Emerging Markets VIP Series
–	RS Investment Quality Bond VIP Series
–	RS MidCap Opportunities VIP Series
–	RS Global Natural Resources VIP Series
–	RS Value VIP Series
–	RS Equity Dividend VIP Series
–	RS Money Market VIP Series
•	AIM Variable Insurance Funds (Series II Shares)
–	AIM V.I. Core Equity Fund
–	AIM V.I. Global Real Estate Fund
–	AIM V.I. Mid Cap Core Equity Fund
•	The Alger American Funds (Class S Shares)
–	Alger American Capital Appreciation Portfolio (formerly Alger American Leveraged AllCap Portfolio)
•	AllianceBernstein Variable Product Series Fund, Inc. (Class B)
–	AllianceBernstein VPS International Value Portfolio
•	BlackRock Variable Series Funds, Inc. (Class III Shares)
–	BlackRock Global Allocation V.I. Fund
–	BlackRock Large Cap Core V.I. Fund
–	BlackRock Large Cap Value V.I. Fund
•	Columbia Funds Variable Insurance Trust (Class B Shares)
–	Columbia Asset Allocation Fund, Variable Series
–	Columbia Small Cap Value Fund, Variable Series
–	Columbia Small Company Growth Fund, Variable Series
•	Columbia Funds Variable Insurance Trust I (Class B Shares)
–	Columbia Marsico 21st Century Fund, Variable Series
–	Columbia Marsico Growth Fund, Variable Series
•	Davis Variable Account Fund, Inc.
–	Davis Financial Portfolio
•	EULAV Asset Management, LLC
–	Value Line Strategic Asset Management Trust
•	Evergreen Variable Annuity Trust (Share Class 2)
–	Evergreen VA International Equity Fund
–	Evergreen VA Special Values Fund
•	Fidelity Variable Insurance Products Funds (Service Class 2)
–	Fidelity VIP Contrafund Portfolio
–	Fidelity VIP Investment Grade Bond Portfolio
–	Fidelity VIP Mid Cap Portfolio
–	Fidelity VIP Overseas Portfolio
•	Franklin Templeton Variable Insurance Products Trust (Class 2 Shares)
–	Franklin Income Securities Fund
–	Franklin Small Cap Value Securities Fund
–	Franklin U.S. Government Securities Fund
–	Mutual Shares Securities Fund
–	Templeton Global Income Securities Fund
–	Templeton Growth Securities Fund
•	MFS® Variable Insurance Trust (Service Class)
–	MFS® Growth Series (formerly MFS Emerging Growth Series)
–	MFS® Utilities Series
–	MFS® Value Series

•	Oppenheimer Variable Account Funds (Service Class)
–	Oppenheimer Capital Appreciation Fund/VA
–	Oppenheimer International Growth Fund/VA
–	Oppenheimer Main Street Small Cap Fund/VA
–	Oppenheimer Strategic Bond Fund/VA
•	PIMCO Variable Insurance Trust (Advisor Class Shares)
–	PIMCO Low Duration Portfolio
–	PIMCO Real Return Portfolio
–	PIMCO Total Return Portfolio
•	Pioneer Variable Contracts Trust (Class II Shares)
–	Pioneer Cullen Value VCT Portfolio
–	Pioneer Equity Income VCT Portfolio
–	Pioneer Fund VCT Portfolio
–	Pioneer Mid Cap Value VCT Portfolio
•	Seligman Portfolios, Inc. (Class 2 Shares)
–	Seligman Communications and Information Portfolio
•	Van Kampen Asset Management (Class II Shares)
–	Van Kampen UIF U.S. Mid Cap Value Portfolio

A Statement of Additional Information about the contract and the Separate Account is available free of charge by writing to GIAC at its Customer Service Office, P.O. Box 26210, Lehigh Valley, Pennsylvania 18002 (regular mail) or 3900 Burgess Place, Bethlehem, Pennsylvania 18017(overnight mail), or by calling 1-800-221-3253. Its contents are noted on page 91 of this prospectus.

The Statement of Additional Information, which is dated December 23, 2008, is incorporated by reference into this prospectus.

The Securities and Exchange Commission (“SEC”) has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, Statement of Additional Information and other information.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus.

The contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, and the contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of the principal amount invested.

CONTENTS

This variable annuity contract may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus except for information in this prospectus or the statement of additional information or in any supplement thereto or in any supplemental sales material authorized by GIAC.

SUMMARY

SUMMARY

WHAT IS A VARIABLE ANNUITY CONTRACT?

A VARIABLE ANNUITY CONTRACT allows you to accumulate tax-deferred savings which are invested in options that you choose. This is the accumulation period of the contract. On an agreed date, you will start receiving regular payments from the amount you have saved and any investment earnings. This is the annuity period. The amount of the annuity payments will depend on earnings during the accumulation period, and afterward if you select a variable annuity option. That’s why this product is called a variable annuity.

HOW A VARIABLE ANNUITY WORKS

During the accumulation period, this contract allows you to allocate your net premium payments and accumulation value to as many as 20 variable investment options, or 19 variable investment options and the fixed-rate option.

When you allocate your premiums to the variable investment options, you bear the risk of any investment losses. No assurance can be given that the value of the contract during the accumulation period, or the total amount of annuity payments made under the contract, will equal or exceed the net premium payments allocated to the variable investment options. When you allocate your net premium payments to the fixed-rate option, the contract guarantees that they will earn a minimum rate of interest and the investment risk is borne by GIAC.

GIAC has established a Separate Account to hold the variable investments in its annuity contracts. The Separate Account has 58 investment divisions, corresponding to 58 variable investment options, each of which invests in a mutual fund. Your net premiums are used to buy accumulation units in the investment divisions you have chosen, or are allocated to the fixed-rate option.

The total value of your contract’s investment in the investment divisions and in the fixed-rate option is known as the accumulation value. It’s determined by multiplying the number of variable accumulation units credited to your account in each investment division by the current value of the division’s units, and adding your value in the fixed-rate option.

The value of units in a variable investment division reflects the investment experience within the division. The value of units in the fixed-rate option reflects interest accrued at a rate not less than the guaranteed minimum specified in the contract. For a complete explanation, please see Financial information: How we calculate unit values.

THE ANNUITY PERIOD

Annuity payments under this contract must begin no later than the annuitant’s 95th birthday. Distributions under the contract are taxable, and if you take money out of the contract before age 59 1/2, you may also incur a 10% Federal tax penalty on amounts included in your income. You may select one or a combination of annuity payout options under the contract:

•	Life annuity without a guaranteed period (variable and fixed)

•	Life annuity with a guaranteed period (variable and fixed)

•	Joint and survivor annuity (variable and fixed)

•	Payments to age 100 (variable and fixed)

•	Payments for a period certain (fixed)

•	10-year guaranteed period (fixed)

Please see The annuity period.

OTHER CONTRACT FEATURES

Transfers among investment options

You can make transfers among the variable investment options at any time, although such transfers may be severely restricted in an effort to protect against potential harm from frequent transfers. Please see Frequent Transfers Among the Variable Investment Options. Transfers to and from the fixed-rate option are only permitted during the accumulation period. Certain restrictions apply to transfers out of the fixed-rate option. Transfers must also comply with the rules of any retirement plan that apply. Please see The accumulation period: Transfers.

Death benefits

If you should die before annuity payments begin, then we pay a death benefit first to any surviving owner and then to surviving beneficiaries (in the order you have designated). You also have the option of purchasing an enhanced death benefit rider that may provide a greater death benefit. If the owner is a non-natural owner, then the death of the annuitant will be treated as death of an owner for purposes of determining whether a death benefit is payable. Please see Other contract features: Death benefits.

Payout options

Annuity payout options are available on a variable or fixed-rate basis.

SUMMARY	PROSPECTUS	1

Optional riders

You also have the option to purchase other riders to provide additional benefits. The riders are available only in the states where they have been approved, and where we continue to offer them. These riders may not each be available in combination with other optional benefits under the contract, and may not be appropriate for your situation. There are extra charges for these riders. You should contact your registered representative for information about the availability of any of the riders under your contract. The highest anniversary value death benefit rider provides for an enhanced death benefit equal to the greater of the death benefit under the contract (without any riders) or the highest contract anniversary value death benefit. The earnings benefit rider may in certain circumstances increase the death benefit payable upon the owner’s death if your contract earnings exceed your adjusted premium payments. The guaranteed lifetime withdrawal benefit rider provides a guaranteed minimum withdrawal amount regardless of the investment performance of the contract. Please note that if you choose the guaranteed lifetime withdrawal benefit rider, then you must invest your premium payments and contract value in accordance with the allocation models described in that rider. In addition, if you choose the guaranteed lifetime withdrawal benefit rider, then withdrawals in excess of the guaranteed withdrawal amount provided for under the rider can have adverse consequences. Please refer to Other contract features for more information.

Surrenders and withdrawals

At any time during the accumulation period, you may withdraw some or all of the amount you have saved in the contract. Taking out all you have saved is known as a surrender; taking out part of your savings is a withdrawal. A contingent deferred sales charge may apply to both surrenders and withdrawals. Surrenders and withdrawals also may be subject to any applicable contract fee, annuity taxes, state taxes, penalty taxes, and federal income tax withholding. Once annuity payments begin, surrenders and withdrawals are available only with the payments to age 100 or the payments for a period certain annuity payout options. Please see The accumulation period: Surrenders and withdrawals. Surrenders from qualified plans may be restricted or forbidden by the plan document and may have negative tax consequences.

EXPENSES

The following are expenses that you will incur as a contract owner:

•	Operating expenses for mutual funds comprising the variable investment options

Management fees, 12b-1 fees, and other expenses associated with the Funds that you may pay while owning the contract are estimated to be from 0.35% to 3.59% in 2008, but may be different in the future. Actual charges will depend on the variable investment options you select. We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

•	Mortality and expense risk charge

We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.45% of your accumulation value in the variable investment options.

•	Administrative expense

We deduct this charge daily at an annual rate of 0.20% annually of your accumulation value in the variable investment options.

•	Contract fee

We deduct an annual fee of $35 (lower where required by state law) if the accumulation value in your contract is less than $100,000 on your contract anniversary date.

The following are expenses that you may incur as a contract owner:

•	Contingent deferred sales charges

We assess a charge on total surrenders and withdrawals of accumulation value. We deduct up to 8% of each premium payment withdrawn within the first four years of receipt of each such premium payment. However, the contract permits withdrawal each contract year of a “free withdrawal amount” that may be withdrawn from the contract without incurring a contingent deferred sales charge. See Surrenders and Withdrawals.

•	Highest anniversary value death benefit rider expense

If you choose this benefit, then we will assess a daily charge at an annual rate of 0.25% of your accumulation value in the variable investment options.

2	PROSPECTUS	SUMMARY

•	Earnings benefit rider expense

If you choose this rider, then we will assess a daily charge at an annual rate of 0.25% of your accumulation value in the variable investment options.

•	Guaranteed lifetime withdrawal benefit rider expense

If you choose this rider, then we will assess an annual charge on each contract anniversary that is a percentage of the adjusted guaranteed withdrawal balance at the time the charge is deducted. The maximum annual guaranteed lifetime withdrawal benefit charge percentage ranges from 1.00% to 4.00%, depending on the option chosen; the current annual expense range for this rider ranges from 0.40% to 1.70%, depending on the option chosen. We will not deduct this charge after we have begun to make annuity payments under the contract. See Financial Information – Contract Costs and Expenses.

•	Annuity taxes

These charges for taxes on premiums or annuity payments that are applicable only in some states and municipalities currently range up to 3.5% of premiums payments made.

•	Withdrawal charge

During the annuity period, if you choose either the fixed or the variable payments to age 100 annuity payout options or the payments for a period certain as an annuity payout option, and you make more than one withdrawal in a calendar quarter, then you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the withdrawal.

DECIDING TO PURCHASE A CONTRACT

The contract is an individual flexible premium deferred variable annuity contract that we may issue as a contract qualified (“qualified contract”) under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), or as a contract that is not qualified under the Internal Revenue Code (“non-qualified contract”). You should consider purchasing a variable annuity contract if your objective is to invest over a long period of time and to accumulate assets on a tax-deferred basis, generally for retirement. A tax-deferred accrual feature is provided by any tax-qualified arrangement. Therefore, you should have reasons other than tax deferral for purchasing the contract to fund a tax-qualified arrangement.

You have the right to examine the contract and return it for cancellation within 10 to 30 days of receiving it depending on the state where you live. (If this contract is a replacement for another contract, you may have 30 to 60 days to examine the contract and return it for cancellation.) This is known as the free-look period. If you exercise this free-look privilege, and if you live in a state that does not require us to return premiums paid, you will bear the risk of any decline in your contract’s value during the free-look period. Because the laws and regulations that govern the contract vary among the jurisdictions where the contract is sold, some of the contract’s terms will vary depending on where you live. Please check your contract carefully for specific terms and conditions.

We sell other variable annuity contracts with other features and charges. Please contact us if you would like more information.

Please see Special terms used in this prospectus for definitions of key terms.

SUMMARY	PROSPECTUS	3

EXPENSE TABLES

Expenses

The tables will assist you in understanding the various costs and expenses of the Separate Account and its underlying Funds that you will bear directly or indirectly. See Financial Information – Contract costs and expenses. Fund prospectuses provide a more complete description of the various costs and expenses of the underlying variable investment options. Premium taxes may apply.

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value among investment options. State premium taxes may also be deducted.*

CONTRACT OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchases:	None
Contingent Deferred Sales Charge:	8% declining annually[1]
Number of full years completed since premium payment was made	Contingent deferred sales charge percentage
0	8%
1	8%
2	7%
3	6%
4+	0%
Transfer Fee:	$25 for each transfer (currently, $0)

* If you reside in a state that requires us to deduct a premium tax, this tax can range from 0.5% to 3.5% of the contract accumulation value, depending on the state requirements.

1 The contingent deferred sales charge may be assessed on premiums withdrawn that were paid into your contract during the previous four years. Each contract year, however, you may withdraw without a contingent deferred sales charge a “Free Withdrawal Amount” equal to 10% of Chargeable Premiums minus the aggregate amount of all prior Free Withdrawal Amounts made during the current contract year.

There is a withdrawal charge that applies to withdrawals during the annuity period in excess of one per quarter. This charge is the lesser of $25 or 2% of the withdrawal amount. Withdrawals are available during the annuity period only if you choose one of the two payments to 100 annuity payout options or the period certain annuity payout option. Please see Withdrawal Charge, pages 3 and 74, for more information.

4	PROSPECTUS	EXPENSE TABLES

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the fees and expenses of the underlying mutual funds associated with the variable investment options.

Annual Contract Fee:	$35.00*
*	The annual contract fee may be lower where required by state law. We will waive this fee if the accumulation value is $100,000 or greater on the most recent contract anniversary.

SEPARATE ACCOUNT LEVEL ANNUAL EXPENSES

(as a percentage of daily net asset value)

HAVDB = Highest Anniversary Value Death Benefit Rider	EB = Earnings Benefit Rider

	Basic contract (with no benefit riders)	Contract with EB	Contract with HAVDB	Contract with HAVDB and EB
Mortality & Expense Risk Charge	1.45%	1.45%	1.45%	1.45%
Other Separate Account Fees
• Administrative Charge	0.20%	0.20%	0.20%	0.20%
• Charges for Optional Additional Riders
– Highest Anniversary Value Death Benefit (HAVDB)	0.00%	0.00%	0.25%	0.25%
– Earnings Benefit (EB)	0.00%	0.25%	0.00%	0.25%
Subtotal Other Separate Account Fees	0.20%	0.45%	0.45%	0.70%
Total Separate Account Level Annual Expenses	1.65%	1.90%	1.90%	2.15%

EXPENSE TABLES	PROSPECTUS	5

FEES FOR OPTIONAL RIDER DEDUCTED FROM ACCUMULATION VALUE

Annual Rider Fees for Guaranteed Lifetime Withdrawal Benefit (GLWB) Options (as a percentage of the adjusted guaranteed withdrawal balance*):

	Single	Single w/ Death Benefit	Spousal	Spousal w/ Death Benefit
Guardian Target 300 (not available in New York) maximum**	2.50%	3.00%	3.50%	4.00%

current**	0.95%	1.30%	1.35%	1.70%
Guardian Target 200 (not available in New York) maximum**	2.50%	3.00%	3.50%	4.00%

current**	0.70%	1.05%	1.00%	1.35%
Guardian Target Future (available only in New York) maximum**	2.50%	3.00%	N/A	N/A

current**	0.50%	0.85%	N/A	N/A
Guardian Target Now (available in all states except for spousal option which is not available in New York) maximum**	1.00%	1.50%	2.00%	2.50%

current**	0.40%	0.75%	0.60%	0.95%
*	The definition of “adjusted guaranteed withdrawal balance” for the GLWB rider options is the greater of the total premium payments made under the contract or the guaranteed withdrawal balance on the preceding day plus any increase as a result of the application of the annual minimum guarantee or cumulative guarantee. Please see the Guaranteed Minimum Withdrawal Benefit Riders section of this prospectus for more information.
**	The current charge for this rider ranges from 0.40% to 1.70%, depending on the option chosen. We reserve the right to increase the charge to a maximum ranging from 1.00% to 4.00%, depending on the option chosen, if the guaranteed withdrawal balance is stepped up to equal the accumulation value of the contract.

The next item shows the lowest and highest total operating expenses charged by the underlying mutual fund companies for the last completed fiscal year. Expenses may be different in the future. More detail concerning fees and expenses is contained in the prospectus for each underlying mutual fund.

TOTAL ANNUAL UNDERLYING MUTUAL FUND OPERATING EXPENSES

(expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution and/or service (12b-1) fees, and other expenses)

	Lowest	Highest
Total Annual Underlying Mutual Fund Operating Expenses (before applicable waivers and reimbursements)*	0.35%	3.59%

The fee and expense information regarding the underlying mutual funds was provided by those mutual funds and has not been independently verified by GIAC.

*	“Total Annual Underlying Mutual Fund Operating Expenses” are estimated expenses for the fiscal year ending December 31, 2008.

6	PROSPECTUS	EXPENSE TABLES

Expense Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These Examples show the maximum costs of investing in the contract, including the contract owner transaction expenses, an annual contract fee of $35, separate account annual expenses – a daily administrative charge at an annual rate of 0.20%, and a daily mortality and expense risk charge at an annual rate of 1.45%, of net asset value in the Separate Account, and annual underlying mutual fund operating expenses.

The Examples assume that you invest $10,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume: a) maximum (3.59%) and (b) minimum (0.35%) fees and expenses of any of the underlying mutual funds. Although your actual costs may be higher or lower, based on those assumptions, your costs would be as follows.

Chart 1. Chart 1 assumes you select the Basic Contract with the spousal option of the Guardian Target 300 Guaranteed Lifetime Withdrawal Benefit Rider with an optional death benefit, which is the most expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

	1 year	3 years	5 years	10 years
Maximum:	(a) $1,567	(a) $2,996	(a) $3,819	(a) $7,624
Minimum:	(b) $1,227	(b) $2,024	(b) $2,284	(b) $5,005

Chart 2. Chart 2 assumes you select the Basic Contract with the spousal option of the Guardian Target 300 Guaranteed Lifetime Withdrawal Benefit Rider with optional death benefit, which is the most expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

	1 year	3 years	5 years	10 years
Maximum:	(a) $767	(a) $2,296	(a) $3,819	(a) $7,624
Minimum:	(b) $427	(b) $1,324	(b) $2,284	(b) $5,005

Chart 3. Chart 3 assumes you select the Basic Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

	1 year	3 years	5 years	10 years
Maximum:	(a) $1,385	(a) $2,442	(a) $2,879	(a) $5,644
Minimum:	(b) $1,045	(b) $1,451	(b) $1,280	(b) $2,711

Chart 4. Chart 4 assumes you select the Basic Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

	1 year	3 years	5 years	10 years
Maximum:	(a) $585	(a) $1,742	(a) $2,879	(a) $5,644
Minimum:	(b) $245	(b) $ 751	(b) $1,280	(b) $2,711

These examples do not reflect transfer fees or annuity taxes (which may range up to 3.5%, depending on the jurisdiction).

Please remember that the Examples are an illustration and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Examples.

Because sales of the contract had not commenced as of December 23, 2008, no condensed financial information is included in this prospectus.

EXPENSE TABLES	PROSPECTUS	7

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc. (GIAC) is a stock life insurance company incorporated in the state of Delaware in 1970. GIAC, which issues the contracts offered with this prospectus, is licensed to conduct an insurance business in all 50 states of the United States and the District of Columbia. The company had total assets (GAAP basis) of over $10 billion as of December 31, 2007. The financial statements of GIAC, as well as those for the Separate Account, appear in the Statement of Additional Information.

GIAC’s executive office is located at 7 Hanover Square, New York, New York 10004. The mailing address of the GIAC Customer Service Office, which administers these contracts, is P.O. Box 26210, Lehigh Valley, Pennsylvania 18002.

GIAC is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2007, Guardian Life had total assets (GAAP basis) in excess of $45 billion. Guardian Life does not issue the contracts offered under this prospectus and does not guarantee the benefits they provide.

8	PROSPECTUS	EXPENSE TABLES

BUYING A CONTRACT

THE PURCHASE PROCESS

If you would like to buy a contract, you must complete, sign, and forward the application form to us at the address set forth below. Alternatively, if permitted in your state, you may also initiate the purchase by using such other form or in such other manner as we find acceptable. You or your agent then must send any applicable paperwork, along with your initial premium payment, by regular U.S. mail to the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

If you wish to send your application or other paperwork and payment by certified, registered or express mail, please address it to:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

3900 Burgess Place

Bethlehem, Pennsylvania 18017

Our decision to accept or reject your proposed purchase is based on administrative rules such as whether you have completed the form completely and accurately or otherwise supplied us with sufficient information for us to accept the proposed purchase. We will not issue a contract if the owner or the annuitant is over 85 years of age, without our prior approval. We have the right to reject any application, proposed purchase or initial premium payment for any reason.

If we accept your purchase as received, we will credit your net premium payment to your new contract within two business days. If your purchase is not complete within five business days of our receiving your application or other applicable paperwork, we will return it to you along with your payment.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent that the selling broker or authorized registered representative (i) fails to forward the applications, premium payments and transaction requests to our Customer Service Office on a timely basis, or (ii) experiences delays in determining whether the contract is suitable for you. Any such delays will affect when your contract can be issued and your purchase payment applied.

If you are considering purchasing a contract with the proceeds of another annuity or life insurance contract, it may not be advantageous to replace the existing contract by purchasing this contract. A variable annuity is not a short-term investment.

Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one annuity contract for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this contract (that person will generally earn a commission if you buy this contract through an exchange or otherwise).

BUYING A CONTRACT	PROSPECTUS	9

PAYMENTS

We require a minimum initial premium payment of $2,000 for qualified contracts and $10,000 for non-qualified contracts. Thereafter, the minimum additional payment is $100. However, if you purchase a contract through an employer payroll deduction plan, we may accept purchase payments below $100. We will not accept premium payments greater than $3,000,000 in the first contract year without prior permission from an authorized officer of GIAC. Without our written consent, total flexible premium payments made in any contract year after the first may not exceed $1,000,000.

10	PROSPECTUS	BUYING A CONTRACT

THE ACCUMULATION PERIOD

HOW WE ALLOCATE YOUR PREMIUM PAYMENTS

After we receive your initial premium payment and issue a contract to you, we will normally credit subsequent net premium payments to your contract on the same day we receive them, provided we receive them in good order at our Customer Service Office before the close of a regular trading session of the New York Stock Exchange (i.e., on a valuation date).

If the New York Stock Exchange closes for trading or on other than on a valuation date, we will normally credit it on the next valuation date. If required in your state or municipality, annuity taxes are deducted from your payment before we credit it to your contract. We call the amount remaining after this deduction the net premium payment.

If you cancel a premium payment or your premium payment is returned for insufficient funds, we reserve the right to reverse the transaction. You may also be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options you had chosen.

We use net premium payments to purchase accumulation units in the variable investment options you have chosen or in the fixed-rate option, according to your instructions in the application or as later changed. The prices of accumulation units are set daily because they change along with the share values of the underlying Funds. The amount you pay for each unit will be the price calculated on the valuation date that we receive and accept your payment.

The value of accumulation units will vary as you earn interest in the fixed-rate option or as the value of investments rises and falls in the variable investment options.

You can change your investment option selections or your percentage allocations by notifying us in writing. We will apply your new instructions to subsequent net premium payments after we receive and accept them at our Customer Service Office. Please remember that you cannot invest in more than 20 variable investment options, or 19 variable investment options and the fixed-rate option, at any given time.

AUTOMATED PURCHASE PAYMENTS

You may elect to participate in our automated payment program by authorizing your bank to deduct money from your checking account or savings account to make monthly purchase payments. We will debit your account on the 15th of each month or the next business day if the 15th is not a business day (or another day of the month that we choose after we notify you). You tell us the amount of the monthly purchase payment and specify the effective date on our authorization form. You may request to participate, change the amount of your purchase payments, change bank accounts or terminate the program at any time prior to the first of the month for your requested transaction to be processed for that month. For IRAs, the maximum monthly purchase payment is 1/12th of your allowable annual contribution. We may modify or terminate the automated payment program at any time, at our sole discretion.

Accumulation

units

The value of accumulation units will vary as the value of investments rises and falls in the variable investment options and also due to expenses and the deduction of certain charges.

ACCUMULATION PERIOD	PROSPECTUS	11

THE SEPARATE ACCOUNT

GIAC has established a Separate Account, known as Separate Account R, to receive and invest your premium payments in the variable investment options. The Separate Account has 58 investment divisions, corresponding to the 58 Funds available to you. The performance of each division is based on the Fund in which it invests.

The Separate Account was established by GIAC on March 12, 2003. It is registered as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act) and meets the definition of a separate account under federal securities laws. We own all of the assets of the Separate Account. State insurance law provides that the assets of the Separate Account equal to its reserves and other liabilities are not chargeable with GIAC’s obligations except those under annuity contracts issued through the Separate Account. Income, gains and losses of the Separate Account are kept separate from other income, gains or losses of the contract owner.

Each investment division is administered and accounted for as part of the general business of GIAC. Under Delaware law, the income and capital gains or capital losses of each investment division, whether realized or unrealized, are credited to or charged against the assets held in that division according to the terms of each contract, without regard to other income, capital gains or capital losses of the other investment divisions or of GIAC. Contract obligations are GIAC’s responsibility. According to Delaware insurance law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business GIAC may conduct. Please see Financial Information: Federal tax matters.

We have the right to make changes to the Separate Account, to the investment divisions within it, and to the Fund shares they hold. We may make these changes for some or all contracts. These changes must be made in a manner that is consistent with laws and regulations, and when required by law, we will obtain your approval, the approval of any appropriate state or federal regulatory authority. When necessary, we will use this right to serve your best interests and to carry out the purposes of the contract. Possible changes to the Separate Account and the investment divisions include:

•	deregistering the Separate Account under the 1940 Act,

•	operating the Separate Account as a management investment company, or in another permissible form,

•	creating new Separate Accounts,

•	combining two or more Separate Accounts or investment divisions,

•	transferring assets among investment divisions, or into another Separate Account, or into GIAC’s general account,

•	modifying the contracts where necessary to preserve the favorable tax treatment that owners of variable annuities currently receive under the Internal Revenue Code,

12	PROSPECTUS	ACCUMULATION PERIOD

•	eliminating the shares of any of the Funds and substituting shares of another appropriate Fund (which may have different fees and expenses or may be available/closed to certain purchasers), and

•	adding, closing or removing investment divisions of the Separate Account to allocations of net premiums or transfers of accumulation value, or both, with respect to some or all contracts;

In addition, a Fund in which an investment division invests may terminate its agreement with us and discontinue offering its shares to that investment division.

VARIABLE INVESTMENT OPTIONS

You may choose to invest in a maximum of 20 of the variable investment options or 19 of the variable investment options and the fixed-rate option (if available) at any time. Each Fund is an open-end management investment company, registered with the Securities and Exchange Commission under the 1940 Act. However, if you elect the Guaranteed Lifetime Withdrawal Benefit Rider, you must invest all of your premium payments and the contract accumulation value in one of the specified asset allocation models. See Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider.

The Funds have different investment objectives which influence their risk and return. The table below summarizes their main characteristics.

Variable

investment

options

You may choose to invest in a maximum of 20 of the variable investment options or 19 of the variable investment options and the fixed-rate option (if available) at any time.

ACCUMULATION PERIOD	PROSPECTUS	13

Variable investment options

Fund	Investment objectives	Typical investments
AIM V.I. Core Equity Fund	Growth of capital	Fund will invest, normally, at least 80% of its assets in equity securities including convertible securities of established companies that have long-term above-average growth in earnings and growth companies that are believed to have the potential for above-average growth in earnings
AIM V.I. Global Real Estate Fund	High total return through growth of capital and current income	Fund will invest, normally, at least 80% of its assets in securities of real estate and real estate-related companies, including real estate investment trusts (REITs)
AIM V.I. Mid Cap Core Equity Fund	Long-term growth of capital	Fund will invest, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-cap companies
Alger American Capital Appreciation Portfolio	Long-term capital appreciation	Under normal market circumstances, the Portfolio invests at least 85% of its net assets plus any borrowing for investment purposes in equity securities of companies of any market capitalization that the adviser believes demonstrates promising growth potential
AllianceBernstein VPS International Value Portfolio	Long-term growth of capital	Equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. Companies that are determined by the Adviser’s Bernstein unit to be undervalued, using fundamental value approach.
BlackRock Global Allocation V.I. Fund	High total investment return	Equity, debt and money market securities primarily in North and South America, Europe, Australia, and the Far East. May invest in both developed and emerging markets.
BlackRock Large Cap Core V.I. Fund	High total investment return	Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock of large cap companies included at the time of purchase in the Russell 1000® Index. The Fund uses an investment approach that blends growth and value.
BlackRock Large Cap Value V.I. Fund	Long-term capital growth	Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock, of large cap companies included at the time of purchase in the Russell 1000® Value Index

14	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

Fund	Investment objectives	Typical investments
Columbia Asset Allocation Fund, Variable Series	Total return, consisting of current income and long-term capital appreciation	Under normal circumstances, invests in a mix of equity and debt securities. The Advisor uses asset allocation as its main investment approach and allocates the Fund’s assets among equity and debt securities based on the Advisor’s assessment of the expected risks and returns of each asset class, including large-, middle- and small-capitalization growth and value equity securities, foreign securities, and investment grade, below investment grade and non-investment grade debt securities.
Columbia Marsico 21st Century Fund, Variable Series	Long-term growth of capital	Primarily in equity securities of companies of any capitalization size and generally will hold a core position of between 35 and 50 common stocks
Columbia Marsico Growth Fund, Variable Series	Long-term growth of capital	Under normal circumstances, the Fund invests primarily in equity securities of large-capitalization companies that have market capitalizations of $5 billion or more at the time of purchase
Columbia Small Cap Value Fund, Variable Series	Long-term capital appreciation	Under normal circumstances, the Fund invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell 2000® Value Index at the time of purchase, that the Advisor believes are undervalued and have the potential for long-term growth
Columbia Small Company Growth Fund, Variable Series	Long-term capital appreciation	Under normal circumstances, the Fund invests at least 80% of net assets in common stocks of companies that have market capitalizations in the range of companies in the Russell 2000® Growth Index at the time of purchase. The Fund invests primarily in common stocks of companies that the Advisor believes have the potential for long-term, above average earnings growth.
Davis Financial Portfolio	Long-term growth of capital	Common stocks of financial service companies
Evergreen VA International Equity Fund	Long-term capital growth and secondarily, modest income	Normally invest at least 80% of its assets in equity securities issued by, in the portfolio manager’s opinion, established and quality non-U.S. companies located in countries with developed markets. May purchase securities across all market capitalizations. May also invest in emerging markets.

ACCUMULATION PERIOD	PROSPECTUS	15

Variable investment options Fund	Investment objectives	Typical investments
Evergreen VA Special Values Fund	Capital growth in the value of its shares	Normally invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000® Index, measured at the time of purchase)
Fidelity VIP Contrafund Portfolio	Long-term capital appreciation	U.S. and foreign common stocks of companies believed to be undervalued
Fidelity VIP Investment Grade Bond Portfolio	High Level of current income consistent with the preservation of capital	U.S. dollar-denominated investment grade bonds
Fidelity VIP Mid Cap Portfolio	Long-term growth of capital	Common stocks with medium market capitalization, both U.S. and foreign
Fidelity VIP Overseas Portfolio	Long-term growth of capital	Normally invests at least 80% of assets in non-U.S. securities, primarily common stocks. Investments are allocated across different countries and regions. Uses fundamental analysis to select the investments
Franklin Income Securities Fund	Maximize income while maintaining prospects for capital appreciation	Normally invests in both equity and debt securities. Also seeks income by investing in corporate, foreign and U.S. Treasury bonds as well as stocks with dividend yields the manager believes are attractive.
Franklin Small Cap Value Securities Fund	Long-term total return	Normally invests at least 80% of its net assets in investments of small capitalization companies and normally invests predominantly in equity securities
Franklin US Government Securities Fund	Income	Invests at least 80% of its net assets in U.S. government securities and normally invests primarily in fixed and variable rate mortgage-backed securities
MFS® Growth Series	Capital appreciation	Invests in stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.
MFS® Utilities Series	Total Return	Invests at least 80% of the fund’s net assets in securities of issuers in the utilities industry

16	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

Fund	Investment objectives	Typical investments
MFS® Value Series	Capital appreciation	Invests in stocks of companies it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. Generally focuses on companies with large capitalization, but may invest in companies of any size.
Mutual Shares Securities Fund	Capital appreciation, secondary goal is income	Normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. Also invests, to a lesser extent, in risk arbitrage securities and distressed companies.
Oppenheimer Capital Appreciation Fund/VA	Capital appreciation	Primarily common stocks of “growth companies” focusing mainly on large-cap and mid-cap domestic companies, but can buy foreign stocks as well
Oppenheimer International Growth Fund/VA	Long-term growth of capital	Under normal market conditions, invests at least 90% of its assets in equity securities of companies wherever located, the primary stock market of which is outside the United States
Oppenheimer Main Street Small Cap Fund/VA	Capital appreciation	Invests mainly in common stocks of small capitalization U.S. companies
Oppenheimer Strategic Bond Fund/VA	High level of current income	Under normal market conditions, invests at least 80% of its net assets (including any borrowings for investment purposes) in debt securities
PIMCO Low Duration Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Under normal circumstances at least 65% of its total assets are invested in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
PIMCO Real Return Portfolio	Maximum real return, consistent with preservation of real capital and prudent investment management	Under normal circumstances at least 80% of its net assets are invested in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements

ACCUMULATION PERIOD	PROSPECTUS	17

Variable investment options

Fund	Investment objectives	Typical investments
PIMCO Total Return Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Under normal circumstances at least 65% of its total assets are invested in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Pioneer Cullen Value VCT Portfolio	Capital Appreciation. Current Income is a secondary objective	Equity securities of medium- and large-capitalization companies
Pioneer Equity Income VCT Portfolio	Current income and long-term growth of capital	Normally, the portfolio invests at least 80% of its total assets in income producing equity securities of U.S. issuers
Pioneer Fund VCT Portfolio	Reasonable income and capital growth	Invests in a broad list of carefully selected securities that the portfolio’s adviser believes are reasonably priced rather than in securities whose prices reflect a premium resulting from their current market popularity. Invests predominantly in equity securities, primarily of U.S. issuers.
Pioneer Mid Cap Value VCT Portfolio	Capital appreciation	Normally, invests at least 80% of its total assets in equity securities of mid-size companies.
RS Core Equity VIP Series	Long-term capital appreciation	Large cap growth and value stocks
RS Emerging Markets VIP Series	Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income.	Common stocks and convertible securities of emerging market companies
RS Equity Dividend VIP Series	Both current income and long-term capital appreciation	Diversified portfolio of dividend paying common stocks
RS Global Natural Resources VIP Series	Long-term capital appreciation	Equity securities of issuers in natural resources industries
RS High Yield Bond VIP Series	Current income; capital appreciation is a secondary objective.	Corporate bonds and other debt securities rated below investment grade; (“high yield,” lower quality debt securities are commonly referred to as “junk bonds”)
RS International Growth VIP Series	Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income.	Common stocks and convertible securities issued by foreign companies

18	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

Fund	Investment objectives	Typical investments
RS Investment Quality Bond VIP Series	To secure maximum current income without undue risk to principal; capital appreciation is a secondary objective.	Investment grade debt obligations, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies
RS Large Cap Value VIP Series	To maximize total return, consisting of capital appreciation and current income.	Equity securities issued by companies with large market capitalization at the time of purchase
RS Low Duration Bond VIP Series	A high level of current income consistent with preservation of capital.	Investment grade debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies
RS MidCap Opportunities VIP Series	Long-term capital growth	Equity securities of midcap companies
RS Money Market VIP Series	Seeks as high a level of current income as is consistent with liquidity and preservation of capital.	U.S. dollar-denominated high-quality, short-term instruments
RS Partners VIP Series	Long-term growth.	Principally, equity securities of companies with market capitalizations up to $3 billion that the advisor believes to be undervalued.
RS S&P 500 Index VIP Series	To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”), which emphasizes securities issued by large U.S. companies.	Common stocks of companies in the S&P Index, which emphasizes large U.S. companies
RS Small Cap Core Equity VIP Series	Long-term capital appreciation	Common stocks of companies with small market capitalization
RS Value VIP Series	Long-term capital appreciation	Equity securities that the advisor believes are undervalued
Seligman Communications and Information Portfolio	Capital gain	Invests at least 80% of its net assets in securities of companies operating in the communications, information and related industries. May invest in companies of any size.
Templeton Global Income Securities Fund	High current income, consistent with preservation of capital. Capital appreciation is a secondary consideration	Normally invests mainly in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets.

ACCUMULATION PERIOD	PROSPECTUS	19

Variable investment options

Fund	Investment objectives	Typical investments
Templeton Growth Securities Fund	Long-term capital growth	Normally invests in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk	U.S. common stocks, bonds and money market instruments
Van Kampen UIF U.S. Mid Cap Value Portfolio	Above average total return over a market cycle of three to five years	Invests primarily in common stocks of companies traded on a U.S. securities exchange with capitalizations generally in the range of companies included in the Russell Midcap® Value Index. The Portfolio may purchase stocks that typically do not pay dividends.

Some of these Funds may not be available in your state.

Some Funds have similar investment objectives and policies to other funds managed by the same advisor. The Funds may also have the same or similar names to mutual funds available directly to the public on a retail basis. The Funds are not the same funds as the publicly available funds. As a result, the investment returns of the Funds may be higher or lower than these similar funds managed by the same advisor. There is no assurance, and we make no representation, that the performance of any Fund will be comparable to the performance of any other fund.

Some of these Funds are available under other separate accounts supporting variable annuity contracts and variable life insurance policies of GIAC and other companies. We do not anticipate any inherent conflicts with these arrangements. However, it is possible that conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts, or under variable contracts that are issued by different companies. While the Board of Directors of each Fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts of interest arising out of this arrangement, we may also take actions to protect the interests of our contract owners. See the accompanying Fund prospectuses for more information about possible conflicts of interest.

Investment advisors (or their affiliates) pay us compensation every year for administration or other expenses. Currently, these advisors include Invesco Aim Advisors, Inc., Fred Alger Management, Inc., AllianceBernstein, L.P., BlackRock Advisors, LLC, Columbia Management Advisors, LLC, Davis Selected Advisers, LP, Evergreen Investment Management Company, LLC, Fidelity Management & Research Company, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Massachusetts Financial Services (“MFS”), Franklin Mutual Advisers, LLC, Oppenheimer Funds, Inc., PIMCO, Pioneer Investment Management, Inc., J.&W. Seligman & Co., Inc., Templeton Global Advisers Limited, Morgan Stanley Investment Management Inc. and RS Investment Management Co. LLC. This compensation ranges from 0.15% to 0.35% of the average daily net assets that are invested in the variable investment options available through the Separate Account. We also receive 12b-1 fees from some Funds, including portfolios from Invesco Aim, Alger, AllianceBernstein, BlackRock, Columbia, EULAV Asset Management, LLC, Evergreen, Fidelity, Franklin, Franklin Mutual, MFS, Oppenheimer, PIMCO, Pioneer, Seligman, Templeton, RS Investments and Van Kampen. Currently, the amount of 12b-1 fees ranges from 0.10% to 0.40%. These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these administration and 12b-1 fees. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the contracts, and that we incur, in our role as an intermediary, in promoting, marketing and administering the funds. We may profit from these payments.

20	PROSPECTUS	ACCUMULATION PERIOD

For information about the compensation we pay for sales of the contracts, see Distribution of the contract.

The Funds’ investment advisors and their principal business addresses are shown in the table below.

Fund	Investment adviser and principal business address
AIM V.I. Core Equity Fund AIM V.I. Global Real Estate Fund	Invesco Aim Advisors, Inc. and affiliated entities
AIM V.I. Mid Cap Core Equity Fund	11 Greenway Plaza – Suite 100
Houston, Texas 77046-1173
Alger American Capital Appreciation Portfolio	Fred Alger Management, Inc.
111 Fifth Ave
New York, New York 10003
AllianceBernstein VPS International Value Portfolio	AllianceBernstein, L.P. 1345 Avenue of the Americas
New York, New York 10105
BlackRock Global Allocation V.I. Fund	BlackRock Advisors, LLC (Adviser)
100 Bellevue Parkway
Wilmington, Delaware 19809

BlackRock Investment Management, LLC (Sub-adviser)
P.O. Box 9011
Princeton, New Jersey 08543-9011

BlackRock Asset Management U.K.
Limited (Sub-adviser)
33 King William Street
London EC4R 9AS England
BlackRock Large Cap Core V.I. Fund	BlackRock Advisors, LLC (Adviser)
BlackRock Large Cap Value V.I. Fund	100 Bellevue Parkway
Wilmington, Delaware 19809

BlackRock Investment Management, LLC
(Sub-adviser)
P.O. Box 9011
Princeton, New Jersey 08543-9011
Columbia Asset Allocation Fund, Variable Series	Columbia Management Advisors, LLC (Adviser)
100 Federal Street
Boston, Massachusetts 02110

Nordea Investment Management North America, Inc.
(Sub-adviser to a portion of the Fund)
437 Madison Avenue
New York, NY 10022
Columbia Marsico 21st Century Fund, Variable Series	Columbia Management Advisors, LLC (Adviser)
Columbia Marsico Growth Fund, Variable Series	100 Federal Street Boston, Massachusetts 02110

Marsico Capital Management, LLC (Sub-adviser)
1200 17th Street, Suite 1600
Denver, Colorado 80202

Before investing

Please read the accompanying Fund prospectuses carefully. They contain important information on the investment objectives, policies, charges and expenses of the Funds.

ACCUMULATION PERIOD	PROSPECTUS	21

Fund	Investment adviser and principal business address
Columbia Small Cap Value Fund, Variable Series	Columbia Management Advisors, LLC 100 Federal Street
Columbia Small Company Growth Fund, Variable Series	Boston, Massachusetts 02110
Davis Financial Portfolio	Davis Selected Advisers, LP
2949 East Elvira Road
Suite 101
Tucson, Arizona 85706
Evergreen VA International Equity Fund Evergreen VA Special Values Fund	Evergreen Investment Management Company, LLC
200 Berkeley Street
Boston, Massachusetts 02116-5034
Fidelity VIP Contrafund Portfolio Fidelity VIP MidCap Portfolio	Fidelity Management & Research Company
Fidelity VIP Investment Grade Bond Portfolio	82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP Overseas Portfolio	Fidelity Management & Research Company (Adviser) and affiliated entities
82 Devonshire Street
Boston, Massachusetts 02109

FMR Co., Inc (FMRC) (Sub-adviser)
Fidelity Research and Analysis Company (FRAC) (Sub-adviser)
Franklin Income Securities Fund	Franklin Advisers, Inc.
Franklin U.S. Government Securities Fund Templeton Global Income Securities Fund	One Franklin Parkway San Mateo, California 94403-1906
Franklin Small Cap Value Securities Fund	Franklin Advisory Services, LLC One Parker Plaza, Ninth Floor
Fort Lee, New Jersey 07024
MFS® Growth Series	Massachusetts Financial Services (“MFS”)
MFS® Utilities Series	500 Boylston Street
MFS® Value Series	Boston, Massachusetts 02116
Mutual Shares Securities Fund	Franklin Mutual Advisers, LLC (Franklin Mutual)
101 John F. Kennedy Parkway
Short Hills, New Jersey 07078
Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Funds, Inc.
Oppenheimer International Growth Fund/VA	Two World Financial Center
Oppenheimer Main Street Small Cap Fund/VA	225 Liberty Street, 11th Floor
Oppenheimer Strategic Bond Fund/VA	New York, New York 10281-1008
PIMCO Low Duration Portfolio	PIMCO
PIMCO Real Return Portfolio	840 Newport Center Drive
PIMCO Total Return Portfolio	Newport Beach, California 92660
Pioneer Cullen Value VCT Portfolio	Pioneer Investment Management, Inc. (Adviser)
60 State Street
Boston, Massachusetts 02109

Cullen Capital Management LLC (Sub-adviser)
645 Fifth Avenue
New York, New York 10022

22	PROSPECTUS	ACCUMULATION PERIOD

Fund	Investment adviser and principal business address
Pioneer Equity Income VCT Portfolio	Pioneer Investment Management, Inc.
Pioneer Fund VCT Portfolio	60 State Street
Pioneer Mid Cap Value VCT Portfolio	Boston, Massachusetts 02109
RS Core Equity VIP Series	RS Investment Management Co. LLC
RS Partners VIP Series	(Adviser)
RS Small Cap Core Equity VIP Series	388 Market Street
RS MidCap Opportunities VIP Series	San Francisco, CA 94111
RS Global Natural Resources VIP Series
RS Value VIP Series RS Equity Dividend VIP Series

RS S&P 500 Index VIP Series	RS Investment Management Co. LLC
RS High Yield Bond VIP Series	(Adviser)
RS Low Duration Bond VIP Series	388 Market Street
RS Investment Quality Bond VIP Series	San Francisco, CA 94111
RS Money Market VIP Series
Guardian Investor Services LLC (Sub-adviser)
7 Hanover Square
New York, NY 10004
RS Large Cap Value VIP Series	RS Investment Management Co. LLC
(Adviser)
388 Market Street
San Francisco, CA 94111

UBS Global Asset Management,
(Americas) Inc. (Sub-adviser)
One North Wacker Drive
Chicago, Illinois 60606
RS International Growth VIP Series	RS Investment Management Co. LLC
RS Emerging Markets VIP Series	(Adviser)
388 Market Street
San Francisco, CA 94111

Guardian Baillie Gifford Limited
(Sub-adviser)
Baillie Gifford Overseas Limited
(Sub-sub-adviser)
Calton Square, 1 Greenside Row
Edinburgh, EH1 3AN Scotland
Seligman Communications and Information Portfolio	J. & W. Seligman & Co. Inc. 100 Park Avenue New York, New York 10017
Templeton Growth Securities Fund	Templeton Global Advisers Limited (Adviser)
Lyford Cay
Nassau, Bahamas

Templeton Asset Management Limited (Sub-adviser)
#7 Temasek Boulevard
#38-3 Suntec Tower One
Singapore 038987

ACCUMULATION PERIOD	PROSPECTUS	23

Fund	Investment adviser and principal business address
Value Line Strategic Asset Management Trust	EULAV Asset Management, LLC (EULAV)
220 East 42nd Street New York, New York 10017
Van Kampen UIF U.S. Mid Cap Value Portfolio	Morgan Stanley Investment Management Inc
522 Fifth Avenue
New York, New York 10036

SELECTION OF FUNDS

The Funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain funds, such as the RS funds, because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the fund’s advisor or an affiliate distribute or provide marketing support for the contracts. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or incoming transfers of accumulation value if we determine that the Fund no longer meets one or more of the selection criteria, and/or the Fund has not attracted significant allocations from Contract owners.

You are responsible for choosing your investment options and the amounts allocated to each, or the asset allocation model (if you purchase a guaranteed lifetime withdrawal benefit rider – see Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider), that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including a Fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as a Fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulatory actions or investigations relating to the Funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your contract resulting from the investment performance of the funds you have chosen.

We do not recommend or endorse any particular fund and we do not provide investment advice.

ADDITION, DELETION, OR SUBSTITUTION OF FUNDS

We do not guarantee that each Fund will always be available for investment through the contract. We reserve the right, subject to compliance with applicable

24	PROSPECTUS	ACCUMULATION PERIOD

law, to add new Funds or Fund classes, close existing Funds or Fund classes, or substitute Fund shares that are held by any investment division of the Separate Account for shares of a different mutual fund. New or substitute mutual funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the Separate Account securities from other mutual funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of contracts to which this contract belongs.

FIXED-RATE OPTION

You can elect to invest net premium in the fixed rate option that may be available as an investment option under your contract. The fixed-rate option is not registered as a security under the Securities Act of 1933 or as an investment company under the 1940 Act, and is therefore not subject to the provisions or restrictions of these Acts. However, the following disclosure about the fixed-rate option may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

In the fixed-rate option, we guarantee that the net premium payments you invest will earn daily interest at a minimum annual rate of 3%. You can allocate all of your net premium payments to this option, subject to the conditions stated below, or you may choose it as one of your investment selections. The value of your net premiums invested in the fixed-rate option does not vary with the investment experience of any Fund. The money that you put into your fixed-rate option becomes part of GIAC’s general assets.

At certain times we may choose to pay interest at a rate higher than the minimum annual rate specified in your contract, but we are not obliged to do so. Higher interest rates are determined at our discretion, and we can change them prospectively without notice. We do not use a specific formula to determine interest rates; rather we consider such factors as general economic trends, current rates of return on our general account investments, regulatory and tax requirements, and competitive factors. The rate of interest we pay has not been limited by our Board of Directors.

When you buy a contract, please note:

•	You can choose up to 20 investment options or 19 variable investment options and the fixed-rate option at any one time.

•	There are no initial sales charges on the premium payments that you allocate to the variable investment options.

•	All of the dividends and capital gains distributions that are payable to variable investment options are reinvested in shares of the applicable Fund at the current net asset value.

•	When the annuity period of the contract begins, we will apply your accumulation value to a payment option in order to make annuity payments to you.

•

You can arrange to transfer your investments among the options or change your future allocations by notifying us in writing, electronically or by telephone at our Customer Service Office. Currently, there is no fee for this, but we reserve the right to charge a fee, to limit the number of transactions or otherwise restrict transaction privileges.

•	You can change beneficiaries as long as the annuitant is living.

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Transfers

You generally can transfer money among variable investment options both before and after the date annuity payments begin.

Personal security

When you call us, we will require identification of your contract as well as your personal security code. We may accept transfer instructions or changes to future allocation instructions from anyone who can provide us with this information. Neither GIAC, Guardian Investor Services LLC, nor the Funds will be liable for any loss, damage, cost or expense resulting from a telephonic or electronic request that we reasonably believe to be genuine. As a result, you assume the risk of unauthorized or fraudulent telephonic or electronic transactions. We may record telephone conversations without disclosure to the caller. See Telephonic and Electronic Services.

Here are some of the important conditions that apply when we pay interest on your investments in the fixed-rate option:

•	The initial interest rate that we credit to your premium payments or transfers will be whatever rate is in effect on the date the amounts are allocated to the fixed-rate option.

•	This interest rate will continue until the next contract anniversary date (unless you have elected Dollar Cost Averaging from the fixed-rate option over a shorter period of time).

•

At that time, all payments and transfers allocated to the fixed-rate option during the previous year, together with interest earned, will be credited with the rate of interest in effect on the renewal date, known as the renewal rate.

•	The renewal rate will be guaranteed until the next contract anniversary date.

The fixed-rate option may not be available in your state. We reserve the right to discontinue this option at any time. We also reserve the right to suspend, discontinue or otherwise restrict the availability of the fixed-rate option for additional payments and/or transfers under existing contracts.

TRANSFERS

You can transfer money among variable investment options or change your future percentage allocations to options both before and after the date annuity payments begin. You can also transfer to and from the fixed-rate option, but only before the date annuity payments begin. Transfers are subject to certain conditions, which are described below.

If you are considering a transfer or change in your allocations, be sure to look into each option carefully and make sure your decisions will help you to achieve your long-term investment goals.

During the accumulation period and up to 30 days before the date annuity payments are scheduled to begin, you can transfer all or part of your accumulation value among the variable investment options and the fixed-rate option. These transfers are subject to the following rules:

•	We reserve the right to limit the frequency of transfers to not more than once every 30 days;

•	We reserve the right to impose a fee of $25 per transfer, if you make more than twelve transfers within a contract year;

•

We permit transfers from the fixed-rate option to any variable investment option only once each contract year, during the 30 days beginning on the contract anniversary date. There is an exception for the dollar cost averaging feature. Amounts that have been in the fixed-rate option longest will be transferred out first.

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•	The maximum yearly transfer from the fixed-rate option is the greater of the following:

–	50% of the amount in the fixed-rate option as of the last contract anniversary, or
–	the amount equal to the largest previous transfer out of the fixed-rate option for your contract.

•

Each transfer involving the variable investment options will be based on the accumulation unit value that is next calculated after we have received transfer instructions from you, in good order, at our Customer Service Office.

•

If you have selected the GLWB rider, your transfers are limited to moving 100% of the contract accumulation value from one allocation model to another allocation model. See Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider.

You must clearly specify in your transfer request the amount to be transferred and the names of the investment options that are affected. We will implement a transfer or changes to your allocations upon receiving your written, telephone or electronic instructions in good order at our Customer Service Office. If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. New York City time, you will receive that day’s unit values.

After the date annuity payments begin, if you have a variable annuity option you can transfer all or part of the value of your annuity among the variable investment options only once each month. We must receive transfer instructions in good order at least 15 days before the due date of the first variable annuity payment to which the transfer will apply. No fixed-rate option transfers are permitted.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund.

GIAC endeavors to protect long-term contract owners by maintaining policies and procedures to discourage frequent transfers among investment options under the contracts, and has no arrangements in

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place to permit any contract owner to engage in frequent transfer activity. This contract is not designed for use by individuals or other entities that engage in “market timing” or other types of frequent trading, unusually large transfers, short-term trading, or programmed transfers. If you wish to engage in such strategies, do not purchase this contract.

Deterrence. If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit, modify, restrict, suspend or eliminate your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all contract owners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contract owners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We also may restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service. Please note: If you engage a third party investment advisor for asset allocation services, then you may be subject to transfer restrictions because of the actions of your investment advisor in providing those services. The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any contract owners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	impose a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

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We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity. In the future, some underlying funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on contract owners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any contract owners’ transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

Underlying Fund Frequent Trading Policies. The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Contract owners should be aware that we may not have the contractual obligation or the operational capacity to monitor contract owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable annuity contracts, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the contract level to discourage frequent transfers.

You should be aware that we have entered into a written agreement with each Fund or its principal underwriter that obligates us to provide the Fund, promptly upon request, certain information about the trading activity of individual contract owners, and to execute instructions from the Fund to restrict or prohibit further premium payments or transfers by specific contract owners who have been identified by the Fund as having engaged in transactions that violate the disruptive trading policies established for that Fund.

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Surrenders and

withdrawals

Surrenders and withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding. Your ability to withdraw or surrender may be limited by the terms of contracts issued in connection with certain qualified plans. Please see Financial information: Federal tax matters for details about how withdrawals can be made from these contracts.

Omnibus Orders. You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance and/or annuity contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from contract owners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund.

SURRENDERS AND WITHDRAWALS

During the accumulation period and while all contract owners are living, you can redeem your contract in whole. This is known as surrendering the contract. If you redeem part of the contract, it’s called a withdrawal. During the annuity period, unless you selected annuity payout Option V-4, F-4 or F-5, we will not accept requests for surrenders or withdrawals after the date annuity payments begin. See Variable Annuity Payout Options.

Your request for surrenders and withdrawals must be received in good order at our Customer Service Office. If you wish to surrender your contract, you must send us the contract or we will not process the request. If you have lost the contract, we will require an acceptable affidavit of loss.

To process a withdrawal, we will redeem enough accumulation units to equal the dollar value of your request. When you surrender your contract, we redeem all the units. For both transactions we use the unit value next calculated after we receive a proper request from you at our Customer Service Office. We will deduct any applicable contract charges, deferred sales charges and annuity taxes from the proceeds of a surrender. In the case of a withdrawal, we will cash additional units to cover these charges unless you instruct us to do otherwise. See Contract

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Costs and Expenses: Contingent Deferred Sales Charge. To effect your request, we will cash accumulation units in the following order:

•	all accumulation units attributable to the variable investment choices; this will be done on a pro-rata basis unless you instruct us differently, then

•	all fixed accumulation units attributable to the fixed-rate option.

Surrenders and withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding. Withdrawals reduce your accumulation value and your death benefit, and may reduce the value of any guarantees provided by optional benefit riders. Your ability to withdraw or surrender may be limited by the terms of a qualified plan.

Free Withdrawal Amount. Each contract year, you are allowed to make an annual withdrawal from the contract, without paying a deferred sales charge, of an amount equal to 10% of Chargeable Premiums minus the aggregate amount of all prior Free Withdrawal Amounts made during the current contract year. The Free Withdrawal Amount is not cumulative – any Free Withdrawal Amount not taken during a given contract year cannot not be taken as free amounts in a subsequent contract year. The Free Withdrawal Amount is not applicable in the case of a surrender of the contract.

Calculating the Contingent Deferred Sales Charge for a Withdrawal. For the purpose of calculating the contingent deferred sales charge and to minimize the applicable contingent deferred sales charge, we assume that any amount withdrawn during a contract year will be withdrawn in the following order:

•

from earnings, which, on any valuation date equals the accumulation value on that date, less the total net premiums that have not been previously withdrawn. Note, however: Any amounts withdrawn as part of the Free Withdrawal Amount will not reduce the total net premiums in the calculation of earnings;

•	from net premiums that are no longer subject to a contingent deferred sales charge;

•	from the Free Withdrawal Amount; and

•	from Chargeable Premiums on a first-in-first-out basis (i.e., the oldest Chargeable Premium will be withdrawn first).

Calculating the Contingent Deferred Sales Charge for a Surrender. If you surrender the contract, the contingent deferred sales charge is equal to the contingent deferred sales charge percentage applicable to each Chargeable Premium multiplied by that Chargeable Premium.

Please note:

•	If you surrender the contract and Chargeable Premiums exceed accumulation value, then we will calculate the contingent deferred sales charge based on the full amount of Chargeable Premiums.

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•

If the contract has been continued under spousal continuation, then all net premiums made before spousal continuation will be treated as not subject to a contingent deferred sales charge and will be withdrawn first, followed by any premium payments made after spousal continuation.

Systematic Withdrawals. You may request a schedule of systematic withdrawals. Under such a program, you may elect to receive withdrawal proceeds on a monthly, quarterly, semi-annual or annual basis. Redemptions from the contract will be effective typically on the 21st of the month or the next following business day preceding the payment date. Withdrawals under this program are not the same as annuity payments you would receive from a payout option. Your contract value will be reduced by the amount of any withdrawals, applicable contract charges, contingent deferred sales charges and annuity taxes. Such systematic withdrawals may be used to satisfy special tax rules related to substantially equal periodic payments or other needs you may have. We are not responsible for the accuracy of the calculations for distributed amounts or compliance with tax provisions. Please see Financial Information: Federal tax matters.

If we receive your surrender or withdrawal request in good order at our Customer Service Office before the end of a valuation date, then we will process your request based on accumulation unit values determined at the end of that valuation date. If we receive your surrender or withdrawal request in good order at our Customer Service Office at or after the end of a valuation date or on a day that is not a valuation date, then we will process your request based on accumulation unit values determined at the end of the next valuation date. We will send you your payment within seven days of receiving a request from you in good order at our Customer Service Office. Please see the margin note Payments later in this section.

If you have a question about surrenders or withdrawals, please call us toll free at 1-800-221-3253.

Inactive Contracts

We may cancel the contract and pay the owner the accumulation value in one sum, if, before the annuity commencement date:

•	no premium payments are made for 2 consecutive years;

•	the total amount of premium payments made, less any withdrawals, is less than $2,000;

•	the accumulation value on or after the end of such 2 year period is less than $2,000; and

•

we notified you in writing that this contract is inactive and subject to termination and, 6 months after the date of such notice, you have not made any premium payments to bring either your total premium payments less withdrawals or your accumulation value to $2,000.

The proceeds paid to an owner may be subject to any applicable contract charges, deferred sales charges and annuity taxes. Please see Financial information: Federal tax matters.

Assigning contract interests

If the contract is a qualified contract, the contract owner’s interest in the contract cannot be assigned. Assigned contract interests may be treated as a taxable distribution to the contract owner. See Federal tax matters for more information.

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MANAGING YOUR ANNUITY

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing.

There is no fee for dollar cost averaging or portfolio rebalancing. We also have the right to modify or discontinue either program. We will give you written notice if we do so. Transfers under either program do not count against any free transfers permitted under the contract. You may terminate either program at any time. However, money in the fixed-rate option will be subject to transfer restrictions which apply to the fixed-rate option. See Transfers for limitations on such transfers.

Dollar Cost Averaging Programs

You can transfer specific amounts of money from one investment option to another on a monthly basis, as opposed to investing the total amount at one time. This approach may help lower your average dollar cost of investing over time. However, there is no guarantee that dollar cost averaging will result in profits or prevent losses.

If you wish to take advantage of this program, you must designate a dollar amount to be transferred automatically out of either the RS Money Market VIP Series investment division or the fixed-rate option, but not from both. You can designate the fixed-rate option for dollar cost averaging if you currently own a contract with the fixed-rate option endorsement. The money can go into one or more of the other variable investment options or the fixed-rate option. The rule still applies that you can invest in a maximum of only 20 options at one time (including the required RS Money Market VIP Series or fixed-rate option).

You can begin dollar cost averaging when you buy your contract or at any time afterwards, until annuity payments begin, by completing the dollar cost averaging election form and returning it to us. We must receive it in good order at our Customer Service Office at least three business days before the monthly anniversary date of when you wish the transfers to begin.

You may select dollar cost averaging from the RS Money Market VIP Series investment division for periods of 12, 24 or 36 months. Dollar cost averaging from the fixed-rate option may be selected for a period of 24 or 36 months. Your total accumulation value at the time generally must be at least $10,000. Transfers will be made in the amounts you designate and must be at least $100 per receiving investment option. Transfers may not continue beyond the Annuity Commencement Date.

Programs to build

your annuity

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing.

Reports

At least twice each year, we send a report to each contract owner that contains financial information about the underlying Funds, according to applicable laws, rules and regulations. In addition, at least once each year, we send a statement to each contract owner that reports the number of accumulation units and their value under the contract.

If several members of the same household each own a contract, we may send only one such report or prospectus to that address, unless you instruct us otherwise.

You may receive additional copies by calling or writing our Customer Service Office.

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You can discontinue the dollar cost averaging program at any time. Assets remaining in the fixed rate option are subject to the transfer restrictions noted above (see “Transfers”.)

Additionally, we offer enhanced dollar cost averaging programs (referred to as “Dollar Cost Averaging Plus”) if you elect to allocate your initial premium to a dollar cost averaging account for 6- or 12-month periods at the time your contract is issued; premium payments received after your initial premium will not be included in the account for an enhanced dollar cost averaging program. The first transfer occurs on the issue date of the contract, and the remaining transfers occur on each monthly contract anniversary (or on the next Valuation Date if the monthly contract anniversary is not a Valuation Date) until the program’s conclusion. The last transfer consists only of the accumulated interest. Amounts allocated to the enhanced dollar cost averaging programs will be invested as follows:

•	For the 6-month program –

–	1/5th of the net premium allocated to the enhanced dollar cost averaging program will be invested immediately in the contract owner’s chosen allocation percentages.

–	Thereafter, 1/5th of the net premium allocated to the enhanced dollar cost averaging program will be invested on the first day of each of the next 4 contract months in the contract owner’s elected allocation percentages.

–	On the fifth monthly contract anniversary, the interest accrued over the past 6 months will be invested.

•	For the 12-month program –

–	1/11th of the net premium allocated to the enhanced dollar cost averaging program will be invested immediately in the contract owner’s chosen allocation percentages.

–	Thereafter, 1/11th of the net premium allocated to the enhanced dollar cost averaging program will be invested in the contract owner’s elected allocation percentages on the calendar day of each of the next 10 months that corresponds to the contract issue date (or, if there is no corresponding date in a subsequent month, on the last day of that month).

–	On the first contract anniversary, the interest accrued over the past 12 months will be invested.

Enhanced dollar cost averaging programs will terminate on the earliest of: the Valuation Date we receive your request for termination in Good Order at our Customer Service Office; or the Annuity Commencement Date; or the date the Basic Contract is surrendered; or the date the elected number of transfers is complete. Please note: If an enhanced dollar cost averaging program terminates before all amounts have been transferred out of your dollar cost averaging account, then the remaining amount will be allocated to the investment options according to your allocation instructions in effect at that time for the Basic Contract.

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Portfolio Rebalancing

Over time, you may find that the investment performance of certain Funds results in a shift in your holdings from the percentage you originally allocated. If this occurs, you may wish to use our portfolio rebalancing program to maintain a desired asset allocation mix. If you choose, we will automatically transfer amounts among your variable investment options to return them to the designated percentages when any percentage exceeds or is less than your chosen percentages by at least 5%. We will process these transfers quarterly. To participate in this program you must have an accumulation value of at least $10,000.

Automated Transfer and Automated Alert Programs

Our Automated Transfer (AT) Program offers you the ability to set up a future automatic transfer between two variable investment options offered through your contract when the accumulation unit value for a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount. When you establish the AT order, you can select this percentage or dollar amount as well as the actual amount that will be transferred.

An AT buy order allows you to establish an order to transfer money from the RS Money Market VIP Series to any of the available variable investment options based on the percentage or dollar amount criteria you specify. All orders must be submitted electronically, via our website, www.guardianinvestor.com. An AT sell order allows you to establish an order to transfer money from any one of the available variable investment options to the RS Money Market VIP Series based on the percentage or dollar amount criteria that you specify. If an AT order is submitted in good order to GIAC’s Customer Service Office on a valuation date before the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) the order will be established on the date it is submitted. If an AT order is submitted to our Customer Service Office in good order on a valuation date after the close of the New York Stock Exchange or if it is submitted on a day that is not a valuation date, the order will be established on the next valuation date.

Once an AT order is established, and if the criteria you specify are met, a transfer will be automatically scheduled to be processed on the next valuation date. The AT will be processed on the next valuation date using that next valuation date’s accumulation unit value. The accumulation unit value of the specified variable investment option on the day the AT order criteria are met could fluctuate significantly from the accumulation unit value of that variable investment option on the next valuation date. You will have an opportunity to cancel the AT, electronically via our website, up until the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern Time) on the day the AT is scheduled to be processed. Your cancellation must be received by GIAC’s Customer Service Office in good order before the close of trading on the New York Stock Exchange on the day the AT is scheduled to be processed in order for the cancellation to be effective. As a courtesy to you, we will send an e-mail to the e-mail address(es) you specify informing you that the AT

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criteria have been met and an AT has been scheduled to be processed on the next valuation date. We cannot guarantee that you will receive this e-mail before the time that your AT will be processed. In the event you do not receive this e-mail or we do not receive your cancellation instructions in accordance with the requirements detailed above, GIAC will not be responsible for acting upon an AT order established by you, if that AT was processed in accordance with your previously received specifications.

After you establish an AT order, that AT order will remain active for the duration that you specify when you establish the order and will expire on the earliest to occur of the following: the date the AT is processed according to your specified criteria, or the order expiration date, or the date you cancel the order (if that date precedes the order expiration date you previously specified). In addition, an active AT order and/or an AT that is scheduled to be processed will be cancelled automatically if any one of the following events occurs: the contract is surrendered or you begin receiving annuity payments; a death claim is pending or paid; the owner is changed on the contract; any of the optional benefit riders you may have selected are terminated; your transfer rights have been restricted under the contract; assets in the variable investment options you specified are not available to process the transfer; or, at the time we attempt to process the AT, you are already invested in the maximum number of investment options.

The following requirements also apply to the AT program for each contract owned by you:

•	The contract accumulation value must be at least $10,000 in order to establish an AT order.

•	AT orders cannot be established if you are utilizing the dollar cost averaging and portfolio rebalancing programs.

•	AT orders cannot be established if you have an active living benefit rider on your contract.

•	AT orders cannot be established if you are receiving systematic withdrawals under your contract.

•	Only one AT buy order may be active at any one time.

•	Multiple AT sell orders are permitted at any time, but each AT sell order must be from a different variable investment option.

•

If multiple AT sell and/or buy orders meet their respective specified criteria on the same day, all such AT orders will be processed on the next business day, unless we receive the appropriate cancellation instructions from you.

Our Automated Alert program offers you the ability to request an e-mail from us notifying you that: 1) your accumulation value in a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount, or; 2) your contract accumulation value reaches a certain amount or changes by a certain percentage. The

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Automated Alert is for your information only. No transaction will occur automatically as a result of either requesting an Automated Alert or receiving an e-mail from us informing you that your specified criteria have been met.

When an Automated Alert meets the criteria you specified, we will send an e-mail notification to you at the e-mail address(es) that you provided to us at the time you requested the Automated Alert. It is your responsibility to ensure that the e-mail addresses that you provided to us are correct and are able to accept delivery of this e-mail notification. We cannot guarantee that you will receive your Automated Alert e-mail. In the event you do not receive the e-mail notification, GIAC will not be responsible for any consequences arising out of any Automated Alert e-mails you do not receive.

GIAC reserves the right to discontinue or restrict the use of AT and Automated Alert privileges at any time, at its discretion. GIAC does not currently charge a fee for the AT and Automated Alert programs. However, we reserve the right to limit the frequency of ATs and Automated Alerts or to impose a charge for ATs and Automated Alerts. Other rights reserved by GIAC with respect to transfers are described in this prospectus, including the right to refuse transfers under certain conditions. See The accumulation period: Transfers.

Payments

For all transactions, we can delay payment if the contract is being contested. We can also delay payment until a premium payment check has cleared the payee’s bank. When permitted by law, we reserve the right to defer the payment of amounts withdrawn from the fixed-rate option for a period of no longer than six months from the date we receive the request for such withdrawal in good order at our Customer Service Office. We may postpone any calculation or payment from the variable investment options if:

•	the New York Stock Exchange is closed for trading or trading has been suspended, or

•	the Securities and Exchange Commission restricts trading or determines that a state of emergency exists which may make payment or transfer impracticable; or

•	the Securities and Exchange Commission by order so permits for the protection of security holders.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a contract owner’s account. If these laws apply in a particular situation, we would not be allowed to accept premium payments or to process any request for a surrender, withdrawal, or transfer, or pay death benefits or make annuity payments. If a contract is frozen, the accumulation value would be moved to a special segregated account and held there until we receive instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your contract to government agencies and departments.

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THE ANNUITY PERIOD

WHEN ANNUITY PAYMENTS BEGIN

You choose the month and year in which we will begin paying annuity benefits. The first payment is made on the first day of the month. The date you choose cannot be later than the contract anniversary immediately following the annuitant’s 95th birthday. (In New York, the annuity commencement date cannot be later than the contract anniversary immediately following the annuitant’s 90th birthday.) Please note that this date may be determined by the retirement plan under which your annuity contract was issued. Once annuity payments begin, you may not change: the annuitant; the payout option; the guaranteed period under the chosen payout option; or the survivor percentage in either the fixed or variable joint and survivor annuity payment options (see options V-3 and F-3 below).

HOW YOUR ANNUITY PAYMENTS ARE CALCULATED

You can choose an annuitization option and select either variable or fixed payments or a combination of variable and fixed payments, if available, under that specific option. We use the following information to determine the annuity purchase rate when applying your accumulation value to an annuity payout option:

•	the table in your contract reflecting the gender and age of the annuitant at the birthday nearest the date annuity payments are to begin,

•	the annuity payout option you choose, and

•	if you choose a variable payout option, the assumed investment return you choose, and the investment returns of the variable investment options you choose.

Certain guaranteed annuity purchase rates appear in a table in your contract. Currently, we are using annuity purchase rates that are more favorable to you than those in your contract. We may change these rates from time to time but the rate will never be less favorable to you than those guaranteed in your contract. The appropriate annuity purchase rate is then used to calculate the number of annuity units attributable to your selected investment options. You will be credited with these annuity units based on the amount applied to the payout option (your accumulation value less any applicable annuity taxes) on the processing date for your first annuity payment. The number of annuity units credited to you is fixed for the duration of the annuity period unless you reallocate among the investment options, take a withdrawal from Option V-4, F-4 or F-5 or switch from Option V-4 to Option V-1 or Option F-4 to Option F-1. Each of your variable annuity payments is determined by multiplying the number of annuity units for each investment option by the annuity unit value for the appropriate investment option on the payment processing date. Your annuity payment will be the sum of these amounts.

The number and amount of your annuity payments will not be affected by the longevity of annuitants as a group. Nor will they be affected by an increase in our expenses over the amount we have charged in your contract.

38	PROSPECTUS	ANNUITY PERIOD

We will make annuity payments once a month, or on another periodic schedule acceptable to us, except as follows:

•	Proceeds of less than $2,000 will be paid to you in a single payment and the contract will be cancelled.

•	We may change the schedule of payments to avoid payments of less than $20.

PAYEE

Unless you request otherwise, the payee of any annuity payments will be the first among the following who is living at the time the payment is to be made:

•	any surviving owner or joint owner; if none, then

•	any surviving primary beneficiary; and, if none, then

•	any surviving contingent beneficiary.

If no payees are living and a guaranteed annuity payout period has not ended, then the present value of any remaining annuity payments will be paid to the estate of the last remaining payee.

ANNUITY PAYOUT OPTIONS

You can choose to have annuity payments made under any one or a combination of the variable or fixed-rate annuity payout options that are available under the contract; we will make annuity payments to you if the annuitant is living and the contract is in force on the Annuity Commencement Date. You can make your choice of annuity payout option at any time before your annuity payments begin. At any time, we may discontinue any of these options or make additional options available.

Before the annuity commencement date, the owner(s) may elect to restrict certain rights any beneficiary may have under the contract in the event that the contract owner and/or annuitant dies while there are guaranteed annuity payments still outstanding. If you choose this election, the beneficiary may not:

•	elect to be paid the present value of any remaining payments in a lump sum;

•	withdraw a portion of the present value of any remaining annuity payments;

•	name or change any contingent or concurrent beneficiaries; or

•	change the annuity payout option in effect at the time of the death of the contract owner and/or annuitant.

We must receive written notice that you elect to apply the above restrictions. Such notice must be received at our Customer Service Office, in good order and in a form satisfactory to us, before the annuity commencement date. Once elected, only the contract owner on record as of the annuity commencement date can revoke this election, and once it

ANNUITY PERIOD	PROSPECTUS	39

Variable annuity

payout options

•	OPTION V-1 Life Annuity without Guaranteed Period

•	OPTION V-2 Life Annuity with Guaranteed Period

•	OPTION V-3 Joint and Survivor Annuity

•	OPTION V-4 Variable Annuity Payments To Age 100

is revoked, it cannot be reinstated. Any existing elections will be canceled in the event of a change of ownership or the addition of a new owner of a contract.

VARIABLE ANNUITY PAYOUT OPTIONS

All variable annuity payout options are designated with the letter “V.” After the first payment, the amount of variable annuity payments will increase or decrease to reflect the value of your variable annuity units. The value of the units will reflect the performance of the variable investment options chosen. This is why the amount of each payment can vary.

We make a variety of payout options available for you to choose from. If you do not make a choice, we will automatically select Option V-2 with a 120-month guarantee period for payments based on amounts in the variable investment options. (Payments based on amounts in any fixed rate option that may be attached to your contract will be made monthly under Fixed Annuity Payout Option F-2, with a guaranteed period of 10 years. See Fixed-Rate Annuity Payout Options, below.) You may change to another option if you wish, provided you do so before we begin processing your first annuity payment.

If you choose a variable annuity payment, or a combination of variable and fixed payments, you may choose an assumed investment return on the variable annuity payments of 0%, 3.5% or 5%, if allowed by applicable law or regulation, before we start making payments to you. Once an assumed investment return is chosen, it cannot be changed. If no choice is made, an effective annual interest rate of 3.5% will be used as the assumed investment return. (In New York and Oregon, the 5% assumed investment return is not available.)

The assumed investment return is a critical assumption for calculating variable annuity payments. The greater the assumed investment return selected, the greater your initial annuity payment will be. A higher assumed investment return may result in a smaller potential growth in annuity payments. Conversely, a lower assumed investment return results in a lower initial annuity payment, but future annuity payments have the potential to be greater. The first variable payment will be based on the assumed investment return. Subsequent variable payments will fluctuate based on the performance of the variable investment options you have chosen as compared to the assumed investment return. For each such subsequent variable payment:

•	If the actual net annual return on investment equals the assumed investment return, the amount of your variable annuity payments will not change.

•	If the actual net annual return on investment is greater than the assumed investment return, the amount of your variable annuity payments will increase.

40	PROSPECTUS	ANNUITY PERIOD

•	If the actual net annual return on investment is less than the assumed investment return, the amount of your variable annuity payments will decrease.

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

OPTION V-1 – Life Annuity without Guaranteed Period

We make payments during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option allows for the maximum variable payment because there is neither a guaranteed minimum number of payments nor a provision for a death benefit for beneficiaries. Payments stop when the annuitant dies. Therefore, if the annuitant dies before the date of the second payment, then it is possible that we may make only one payment under this option.

OPTION V-2 – Life Annuity with Guaranteed Period

We make payments during the annuitant’s lifetime, but if the annuitant dies before the end of the guaranteed period selected by you, the remaining payments will be made to the beneficiary. Payments are guaranteed for any period of between 1 and 30 full years. The length of any guaranteed period must be elected before the annuity commencement date, and cannot exceed the life expectancy of the annuitant. Upon the annuitant’s death, we will pay the balance of the annuity payments for the remainder of the guaranteed period, or the owner or joint owner (if living) or the beneficiary (if any owner is not living) can choose to take all or part of the remaining payments in a lump sum at the present value of the current dollar amount of the remaining payments. If this payee dies while receiving the payments, the present value of the remaining number of variable annuity payments will be paid in one lump sum to the payee’s estate.

OPTION V-3 – Joint and Survivor Annuity

We make payments during the joint lifetimes of the annuitant and a designated second person, the joint annuitant; if either one dies, payments will continue during the survivor’s lifetime. There are two versions available. After the death of the annuitant or joint annuitant, payments will continue during the survivor’s lifetime based on a percentage (chosen by you) of the number of annuity units in the variable payout option while both annuitants were living. Under one version of this annuity payout option, it is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment. Under a second version, payments are guaranteed for any number of full years between 1 and 30; the length of any guaranteed period must be elected before the annuity commencement date, and cannot exceed the life expectancy of either annuitant.

OPTION V-4 – Variable Annuity Payments to Age 100

We make payments that are guaranteed for a whole number of years.

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The number of years will equal 100 minus the annuitant’s age on the birthday nearest the annuity commencement date when annuity payments begin. If the annuitant dies before age 100, we will pay the balance of the payments to the payee for the remainder of that period. Unless the owner indicates otherwise in a signed written notice received at our Customer Service Office and in good order, the payee can: (i) elect to be paid the present value of the remaining annuity payments in a lump sum; or apply the present value of any remaining unpaid annuity payments to the Life Annuity without Guaranteed Period annuity payout option and receive variable annuity payments under that annuity payout option.

Under Option V-4, the payee has the right to withdraw all or a portion of the present value of the remaining payments (unless the owner indicates otherwise in a signed written notice received in good order at our Customer Service Office). If a withdrawal is requested, then we will liquidate annuity units in the amount necessary to meet the amount of the request. As a result, there will be fewer remaining annuity units, which (in turn) will lower the amount of money you receive in future income payments, and the value of your remaining future payments will decrease. The following conditions apply to withdrawals.

•	The payee may not withdraw less than $500.

•

One withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•	After making a withdrawal, the present value of the remaining payments must be at least $2,000, and each remaining monthly payment must be at least $20.

•	A full withdrawal would terminate the Basic Contract.

If a withdrawal request does not meet the third condition above, we will promptly attempt to contact the owner for additional instructions. If we do not receive (in good order at our Customer Service Office) revised instructions that comply with the third condition within five business days of the original request, then we will pay you the present value of the remaining payments and cancel your contract. This withdrawal is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

A withdrawal of all or a portion of the present value of the remaining payments may have tax consequences and may be subject to a contingent deferred sales charge and annuity taxes, if the amount withdrawn includes Chargeable Premiums. To determine whether Chargeable Premiums are included in a withdrawal, we first determine whether the Accumulation Value (less any applicable annuity taxes) that was applied to the Payments for a Period Certain payout option on the Annuity Commencement Date included any Chargeable Premiums. If so, the withdrawal of those Chargeable Premiums after annuity payments have begun may be reduced by a contingent deferred sales charge.

42	PROSPECTUS	ANNUITY PERIOD

The contingent deferred sales charge for each Chargeable Premium withdrawn will be:

(a) ×	(	b	)	× (d)
c

where:

(a)	is the contingent deferred sales charge that would have applied to that Chargeable Premium if the Chargeable Premium was withdrawn immediately before the Annuity Commencement Date less the amount of any portion of such charge which was reclaimed as a result of applying this formula to a prior withdrawal;

(b)	is the number of whole months from the date of the withdrawal until the date that the contingent deferred sales charge would have expired for that Chargeable Premium;

(c)	is the number of whole months from the Annuity Commencement Date until the date that the contingent deferred sales charge would have expired for that Chargeable Premium; and

(d)	is the present value of remaining payments withdrawn divided by the total present value of the remaining payments.

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

Please note:

•

The cumulative dollar amount of contingent deferred sales charges assessed against withdrawals following the Annuity Commencement Date will never exceed the contingent deferred sales charge that would have been assessed had the contract been surrendered immediately before the Annuity Commencement Date.

•	The Free Withdrawal Amount under the Basic Contract is not available for amounts withdrawn following the Annuity Commencement Date.

•	Option V-4 may have special tax consequences, including –

•	Option V-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option V-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

The Internal Revenue Service (IRS) has concluded that a withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts

ANNUITY PERIOD	PROSPECTUS	43

Fixed-rate annuity

payout options

•	OPTION F-1 Life Annuity without Guaranteed Period

•	OPTION F-2 Life Annuity with Guaranteed Period

•	OPTION F-3 Joint and Survivor Annuity

•	OPTION F-4 Fixed Annuity Payments To Age 100

•	OPTION F-5 Payments for a Period Certain

•	OPTION F-6 10-Year Guaranteed Period

received as withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax adviser regarding the tax consequences to you of a withdrawal under Option V-4. Other rules may apply to withdrawals from qualified contracts that elect Option V-4.

Contact your tax adviser for more information about the possible tax consequences of electing this annuity payout option.

FIXED-RATE ANNUITY PAYOUT OPTIONS

All Fixed Annuity Payout Options are designated by the letter “F.” For fixed annuity payment options, each $1,000 of accumulation value is multiplied by the greater of: (i) the current fixed annuity rate in effect on the annuity commencement date applicable to the payout option elected; or (ii) the guaranteed fixed annuity rate for the payout option elected.

OPTION F-1 – Life Annuity without Guaranteed Period

We make fixed payments during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option offers the maximum fixed payment because there is neither a guaranteed minimum number of fixed payments nor a provision for a death benefit for beneficiaries. Payments stop when the annuitant dies. Therefore, if the annuitant dies before the date of the second payment, then it is possible that we may make only one payment under this option.

OPTION F-2 – Life Annuity with Guaranteed Period

We make fixed payments during the annuitant’s lifetime, but if the annuitant dies before the end of the guaranteed period selected by you, the remaining payments will be made to the beneficiary. Payments are guaranteed for any period of between 1 and 30 full years. The length of any guaranteed period must be elected before the annuity commencement date, and cannot exceed the life expectancy of the annuitant. Upon the annuitant’s death, we will pay the balance of the annuity payments for the remainder of the guaranteed period, or the owner or joint owner (if living) or the beneficiary (if any owner is not living) can choose to take all or part of the remaining payments in a lump sum at the present value of the current dollar amount of the remaining payments. If this payee dies while receiving the payments, the present value of the remaining number of variable annuity payments will be paid in one lump sum to the payee’s estate.

OPTION F-3 – Joint and Survivor Annuity

We make fixed payments during the joint lifetimes of the annuitant and a designated second person, the joint annuitant; if either one dies, payments will continue during the survivor’s lifetime. There are two versions available. After the death of the annuitant or joint annuitant, payments will continue during the survivor’s lifetime based on a percentage (chosen by you) of the payment in effect while both annuitants were living. Under one version of this annuity payout option, it is possible that only one annuity payment will be made if both the

44	PROSPECTUS	ANNUITY PERIOD

annuitant and joint annuitant die before the date of the second payment. Under a second version, payments are guaranteed for any number of full years between 1 and 30; the length of any guaranteed period must be elected before the annuity commencement date, and cannot exceed the life expectancy of either annuitant.

OPTION F-4 – Fixed Annuity Payments to Age 100

We make payments that are guaranteed for a whole number of years. The number of years will equal 100 minus the annuitant’s age on the birthday nearest the annuity commencement date when annuity payments begin. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 1.5%.

If the annuitant dies before age 100, we will pay the balance of the payments to the payee for the remainder of that period. Unless the owner indicates otherwise in a signed written notice received at our Customer Service Office and in good order, the payee can: (i) elect to be paid the present value of the remaining annuity payments in a lump sum; or (ii) apply the present value of any remaining unpaid annuity payments to the Life Annuity without Guaranteed Period annuity payout option and receive fixed annuity payments under that annuity payout option.

Please note that Option F-4 may have special tax consequences, including the following:

•	Option F-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax adviser for more information about the possible tax consequences of electing this annuity payout option.

OPTION F-5 – Payments for a Period Certain

We make fixed monthly payments for 15 to 30 years, depending on the whole number of years you select. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us, which we guarantee will not be less than 1.5%. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year.

If the annuitant dies during the payment period, we will pay the balance of the payments to the payee for the remainder of that period. Unless the owner indicates otherwise in a signed written notice received in good

ANNUITY PERIOD	PROSPECTUS	45

order at our Customer Service Office, the payee may elect to be paid the present value of the remaining annuity payments in a lump sum. The interest rate used to compute the present value of any remaining payments will be the same rate that was used to determine the first monthly annuity payment. If the payee dies while receiving such payments, we will pay the present value of the remaining payments to the payee’s estate.

Please note that Option F-5 may have special tax consequences, including the following:

•	Option F-5 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-5 may not satisfy the periodic payment exception to 10% penalty tax for distributions made before age 59 1/2.

Contact your tax adviser for more information about the tax consequences of electing this annuity payout option.

Withdrawals under Options F-4 and F-5

Unless the owner indicates otherwise in a signed written notice received in good order at our Customer Service Office, under Options F-4 and F-5, the payee has the right to withdraw all or a portion of the present value of the remaining payments. This will result in a reduction in any future payments. A surrender would terminate the basic contract. The following conditions apply to withdrawals.

•	The payee may not withdraw less than $500.

•

One withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•	After making a withdrawal, the present value of the remaining payments must be at least $2,000, and the each remaining monthly payment must be at least $20.

If a withdrawal request does not meet the third condition above, we will promptly attempt to contact the owner for additional instructions. If we do not receive (in good order at our Customer Service Office) revised instructions that comply with the third condition within five business days of the original request, then we will pay you (or the beneficiary in the event that you are no longer living) the present value of the remaining payments and cancel your contract. This withdrawal is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

A withdrawal of all or a portion of the present value of the remaining payments under Option F-4 or F-5 may have tax consequences and may be subject to a contingent deferred sales charge and annuity taxes, if the amount withdrawn includes Chargeable Premiums. To determine whether Chargeable Premiums are included in a withdrawal, we first

46	PROSPECTUS	ANNUITY PERIOD

determine whether the Accumulation Value (less any applicable annuity taxes) that was applied to the Payments for a Period Certain payout option on the Annuity Commencement Date included any Chargeable Premiums. If so, the withdrawal of those Chargeable Premiums after annuity payments have begun may be reduced by a contingent deferred sales charge. The contingent deferred sales charge for each Chargeable Premium withdrawn will be:

(a) ×	(	b	)	× (d)
c

where:

(a)	is the contingent deferred sales charge that would have applied to that Chargeable Premium if the Chargeable Premium was withdrawn immediately before the Annuity Commencement Date less the amount of any portion of such charge which was reclaimed as a result of applying this formula to a prior withdrawal;

(b)	is the number of whole months from the date of the withdrawal until the date that the contingent deferred sales charge would have expired for that Chargeable Premium;

(c)	is the number of whole months from the Annuity Commencement Date until the date that the contingent deferred sales charge would have expired for that Chargeable Premium; and

(d)	is the present value of remaining payments withdrawn divided by the total present value of the remaining payments.

The interest rate used to compute the present value of any remaining unpaid payments will be the guaranteed interest rate of 3%.

Please note:

•

The cumulative dollar amount of contingent deferred sales charges assessed against withdrawals following the Annuity Commencement Date will never exceed the contingent deferred sales charge that would have been assessed had the contract been surrendered immediately before the Annuity Commencement Date.

•	The Free Withdrawal Amount under the Basic Contract is not available for amounts withdrawn following the Annuity Commencement Date.

The Internal Revenue Service (IRS) has concluded that a withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as withdrawals pursuant to the income first basis as set forth in

ANNUITY PERIOD	PROSPECTUS	47

the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax adviser regarding the tax consequences to you of a withdrawal under Option F-4 or F-5. Other rules may apply to withdrawals from qualified contracts that elect Option F-4 or F-5.

The interest rate used to compute the present value of any remaining unpaid payments will be the guaranteed interest rate of 3% or 1.5%, depending on what rate is required in your state.

OPTION F-6 – 10-Year Guaranteed Period

We make fixed monthly payments to you for a period of ten years. If the annuitant dies during the ten year payment period, the remaining payments will be made to the beneficiary or the beneficiary can choose to take the remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-6 may have special tax consequences, including the following:

•	Option F-6 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-6 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax adviser for more information.

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OTHER CONTRACT FEATURES

DEATH BENEFITS

Death of an Owner before the Annuity Commencement Date

We will pay a death benefit upon receipt, in good order at our Customer Service Office, of due proof of the death of any owner before the annuity commencement date. If the owner is a non-natural owner, the death of the annuitant will be treated as the death of an owner for purposes of determining whether a death benefit is payable.

The death benefit is payable first to:

•	any surviving owner or joint owner, if none, then

•	any surviving primary beneficiary, if none, then,

•	any surviving contingent beneficiary, if none then

•	to the owner’s estate.

Unless otherwise provided, to receive the death benefit, the party above must be living on the earlier of:

•	the date we receive due proof of death in good order at our Customer Service Office; or

•	the 15th day after the date of death.

Multiple Beneficiaries. If there is more than one beneficiary, then we will calculate the death benefit for each beneficiary’s portion of the death benefit proceeds when we receive at our Customer Service Office due proof of death in good order as well as that beneficiary’s settlement instructions. We then will pay out that beneficiary’s portion of the death benefit proceeds or apply the amount of such proceeds to an annuity payout option according to instructions from the beneficiary. In the case of multiple beneficiaries, the amount payable for a beneficiary will fluctuate based on the performance of the investment options in which accumulation value is allocated until we receive settlement instructions from that beneficiary. This means that each beneficiary can receive a different amount of death benefit amount even when all beneficiaries have been designated to share equally in the death benefit proceeds.

Calculation of Death Benefit. If we receive due proof of death in good order at our Customer Service Office before the end of a valuation date, we will calculate the death benefit based on the accumulation value determined at the end of that valuation date. If we receive due proof of death in good order at our Customer Service Office at or after the end of a valuation date (or on a day other than a valuation date), then we will calculate the death benefit based on the accumulation value determined at the end of the next valuation date. We will pay the death benefit to the appropriate beneficiary or beneficiaries (or surviving joint owner(s), if applicable) after we receive due proof of death in good order. We then will have no further obligation under the contract.

Death benefits

We will pay a death benefit upon receipt of due proof of death of any owner. In addition, you have the option of choosing among several enhanced death benefit riders which may provide a higher death benefit upon the death of the annuitant. In the event of any contract owner’s death, we must distribute all of the owner’s interest in the contract according to the special requirements outlined below.

OTHER CONTRACT FEATURES	PROSPECTUS	49

Amount of Death Benefit. The amount of the death benefit will be the greater of:

•	the accumulation value as of the end of the valuation date on which we receive due proof of death in good order, less any annuity taxes, or

•

the total amount of premiums paid, less any adjusted amount for each withdrawal and any contingent deferred sales charges thereon, and any annuity taxes. (The adjusted amount for each withdrawal is determined by: (i) dividing the amount of each withdrawal, including any applicable contingent deferred sales charge and any applicable annuity taxes, by the accumulation value immediately before that withdrawal; and (ii) multiplying that result by the death benefit immediately before the withdrawal.)

If the adjusted amount of the withdrawal is less than the dollar amount of that withdrawal, then the total amount of premiums paid will be reduced by the dollar amount of the withdrawal instead of the adjusted amount for that withdrawal.

In the event of a change in the owner or an annuitant on whom a death benefit would be payable, the death benefit will be reset to the accumulation value as of the end of the valuation date on which the change in owner or annuitant becomes effective, less any applicable annuity taxes. Thereafter, the amount of the death benefit payable will be:

•	increased by the total amount of premiums paid following the valuation date on which the change in owner or annuitant becomes effective, minus

•

an adjusted amount for each withdrawal made following the valuation date on which the change in owner or annuitant becomes effective, including any contingent deferred sales charges paid thereon and any applicable annuity taxes.

Distribution of Death Benefit Proceeds: We generally will pay the death benefit in a lump sum. A beneficiary (or surviving joint owner, if applicable) who is entitled to a death benefit may defer payment of this sum for up to five years from the date of death.

Instead of a lump sum payment, the beneficiary or surviving joint owner, as the case may be, may elect to have the death benefit distributed over his or her life, or to one of the annuity payout options that contain a life contingency where the applicable guaranteed period does not extend beyond life expectancy. However, this election must be made and distributions must commence within one year of the date of death. If the election to receive annuity payments is not made within this time period, then the lump sum option will be deemed to have been elected, and this contract will be fully distributed within 5 years of the date of death. We will consider that deemed election as our receipt of settlement instructions regarding payment of the death benefit proceeds. We must receive notification of the choice of alternative payout option at our Customer Service Office at least three business days before we pay out the death benefit proceeds and within one year of the date of death.

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If a lump sum payment is deferred or an annuity payout option is elected and the death benefit proceeds exceed the accumulation value as of the end of the valuation date we received due proof of death in good order, then we will credit this difference to the variable investment options in accordance with the allocation instructions in effect at that time (or the model allocation if a guaranteed lifetime withdrawal benefit has been elected).

You may designate that a beneficiary is to receive the death benefit proceeds either through an annuity for life or over a period that does not exceed the life expectancy of that Beneficiary. Such designation must be made in writing in a form acceptable to us, and may only be revoked in your written notice received at our Customer Service Office in good order. Upon your death, the beneficiary cannot revoke or modify any designation you made on how the death benefit proceeds are to be paid.

Upon the death of any owner, ownership of the contract before the full distribution of the death benefit proceeds will pass as follows:

•	any surviving owner or joint owner, if none then

•	any surviving primary beneficiary, if none then

•	any surviving contingent beneficiary, if none then

•	the owner’s estate.

Upon the death of an annuitant if the owner is a non-natural owner, the non-natural owner will retain ownership of this contract before the full distribution of the death benefit proceeds.

A non-spousal beneficiary (or any surviving joint owner) that is entitled to a death benefit has the right to elect another beneficiary to receive the death benefit proceeds in the event of his or her death before the full distribution of the proceeds.

Death of an Owner on or after the Annuity Commencement Date

If any owner dies on or after the annuity commencement date, and before the entire interest in the contract has been distributed, then any remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of death.

Generally, your beneficiaries will be taxed on the gain in your annuity contract. Consult your tax adviser about the estate tax and income tax consequences of your particular situation.

Special requirements

In the event of any contract owner’s death, we must distribute all of the owner’s interest in the contract according to the following rules:

•

If the beneficiary (or the sole surviving joint contract owner) is not your spouse, and you die before the date annuity payments begin, then we must distribute all of your interest in the contract within five years of your death. These distribution requirements will be satisfied if any

OTHER CONTRACT FEATURES	PROSPECTUS	51

portion of the deceased contract owner’s interest: is payable to, or for the benefit of, any new contract owner, and will be distributed over the new contract owner’s life, or over a period not extending beyond the life expectancy of any new contract owner.

•

If your spouse is the only primary beneficiary (or the sole surviving joint owner) when you die, then your surviving spouse may be able to elect (or may be deemed to have elected) to continue the contract. For more information, see Spousal Continuation below.

•	If a beneficiary is not a natural person, the beneficiary must elect that the entire death benefit be distributed with five years of your death.

SPOUSAL CONTINUATION

Your contract may be continued under spousal continuation only if: an owner dies before the annuity commencement date; the deceased owner’s spouse, under federal law, is the sole joint owner or the sole surviving primary beneficiary (or, in the case of joint owners, the surviving spouses are the only concurrent beneficiaries, or the surviving spouse is the designated beneficiary) on the date of such owner’s death. Partners in a civil union or spouses in a same sex marriage may not be considered married under federal law.

We must receive notice of election of spousal continuation by the 90th day after we receive due proof of death (of the owner) in good order at our Customer Service Office. If the surviving spouse qualifies for spousal continuation and does not elect a method of death benefit payment by such 90th day, spousal continuation will be deemed to have been elected on that day. Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs.

If the contract is continued under spousal continuation and the death benefit proceeds that would have been paid upon an owner’s death exceed the accumulation value on the date used to calculate the death benefit, then we will credit an amount equal to the difference between the death benefit proceeds and the accumulation value to the investment options under the contract in accordance with your allocation instructions at that time (or the model allocation if a guaranteed lifetime withdrawal benefit has been elected). If applicable, the surviving spouse will become the new owner and will replace the deceased owner as annuitant or contingent annuitant. The death benefit payable under the continued contract is the accumulation value as of the end of the valuation date we received, in good order at our Customer Service Office, due proof of death of the surviving spouse.

If the annuitant is changed under spousal continuation, then the annuity commencement date will be the new annuitant’s 95th birthday, unless an earlier date is otherwise elected by the owner. If the contract is surrendered or a withdrawal is made after spousal continuation, then all net premium payments made before spousal continuation will not be subject to a deferred sales charge. All provisions of the contract with

52	PROSPECTUS	OTHER CONTRACT FEATURES

respect to contingent deferred sales charges will apply to the withdrawal or surrender of any Chargeable Premium payments made after spousal continuation.

ENHANCED DEATH BENEFIT RIDERS

When you buy your contract, you can choose to buy an enhanced death benefit rider, provided that the owner(s) is/are under age 76 on your contract issue date. If a death benefit is payable and an enhanced death benefit rider is in force, the beneficiary will receive the greater of either the death benefit described above or the enhanced death benefit. You should consult your tax adviser before selecting an enhanced death benefit rider. These riders may not be available in your state.

Highest Anniversary Value Death Benefit Rider

Under this rider, a death benefit is payable upon the death of any owner (or, in the event of a non-natural owner, the annuitant), and a surviving spouse that continues the basic contract in accordance with the spousal continuation provision, who is under age 76. This rider provides for an enhanced death benefit equal to the greater of:

•	the death benefit under the contract without any optional riders (i.e., the Basic Contract); or

•	the highest anniversary value enhanced death benefit, less any annuity taxes as of the end of the valuation date on which we receive due proof of death in good order.

We must receive proof of death in good order at our Customer Service Office before the annuity commencement date for a benefit to be earned.

On the contract issue date, the highest anniversary value death benefit (“HAVDB”) is the initial premium payment. The HAVDB will increase by the amount of any additional premium payments. On each annual contract anniversary up to and including the one immediately following the older owner’s 80th birthday (or the annuitant’s 80th birthday if there is a non-natural owner), the HAVDB will equal the greater of the current HAVDB and the accumulation value of the basic contract on that contract anniversary date. The HAVDB will decrease by an adjusted withdrawal amount whenever a withdrawal is made under the basic contract. The adjusted withdrawal amount is determined by dividing the amount of each withdrawal (including any applicable contingent deferred sales charges and annuity taxes) by the accumulation value immediately before that withdrawal, and then multiplying that result by the HAVDB immediately before the withdrawal. If the adjusted withdrawal amount is less than the dollar amount of the withdrawal, then the HAVDB will be reduced by the dollar amount of the withdrawal instead of the adjusted withdrawal amount. The HAVDB will be distributed in the same manner as the death benefit under the basic contract. We deduct a daily charge for this rider based on an annual rate of 0.25% of the net assets of your variable investment options.

OTHER CONTRACT FEATURES	PROSPECTUS	53

If there is a change of owner (or, if the owner is a non-natural person, a change in annuitant) under the terms of the Basic Contract, other than as a result of the exercise of a spousal continuation, then the HAVDB will be set to equal the accumulation value on the Valuation Date that the change in owner is effective. Any premium payments made and withdrawals taken after the effective date of this change will change the HAVDB in the manner described above.

If a surviving spouse elects to continue the Basic Contract under spousal continuation, and the HAVDB that would have been paid under the Basic Contract upon the owner’s death exceeds the accumulation value at that time of the owner’s death, then we will credit this difference to investment options in accordance with the current allocation instructions under the Basic Contract. If the HAVDB that would have been paid is less than the accumulation value at the time of the owner’s death, then we will increase the HAVDB to equal the accumulation value. Thereafter, we will calculate the HAVDB as described above.

This rider can only be elected at contract issue, and all owners under the contract must be under age 76. If the owner is a non-natural person, then the annuitant must be younger than age 76. To be eligible to continue the rider, a continuing spouse must be eligible to continue the basic contract under the spousal continuation provisions of the basic contract (see Spousal Continuation above), and the continuing spouse must be younger than age 76 on the effective date of the spousal continuation.

This rider terminates on the earliest of the following:

•

the date that a death benefit is paid under this rider or under the Basic Contract upon proof of death in good order of the first owner, if the Basic Contract and this rider are not continued by an eligible spouse;

•

the date that a death benefit is paid under this rider or under the Basic Contract upon proof of death in good order of the surviving spouse who has continued the Basic Contract and this rider after the death of the first owner;

•	the date that the Basic Contract terminates;

•	the annuity commencement date; or

•	upon a change in ownership and the new owner is age 76 or older.

You may not reinstate this rider once it terminates.

The highest anniversary value death benefit rider is available only in states where it has been approved and where we are continuing to offer it. Please ask your sales agent or call our Customer Service Office for information about the availability of this enhanced death benefit rider in your state. Please note: You can elect the highest anniversary death benefit rider in conjunction with the earnings benefit rider available under the contract, but you cannot select the this rider in combination with the optional death benefit under the guaranteed lifetime withdrawal benefit rider (see Guaranteed Lifetime Withdrawal Benefit below).

54	PROSPECTUS	OTHER CONTRACT FEATURES

EARNINGS BENEFIT RIDER

When you buy your contract, you can choose to buy an earnings benefit rider if you are under age 76. You will pay a daily charge for this rider based on an annual rate of 0.25% of the net assets of your variable investment options. You may not allocate any premium payments or transfer any accumulation value to the fixed-rate option if you have selected this rider.

When this rider is in force and before the annuity commencement date, any death benefit payable under the contract can be increased by an earnings benefit amount equal to a percentage (the “earnings benefit percentage”) of the excess, if any, of (i) the accumulation value of the Basic Contract on the date we receive, in good order at our Customer Service Office, due proof of death of the first owner to die, over (ii) adjusted premiums. (For purposes of calculating the earnings benefit, the amount of the premiums is adjusted for any withdrawals and any applicable deferred sales charges and annuity taxes.) Each time you make a withdrawal, we will reduce the total amount of net premiums in the lesser of the same proportion that the accumulation value of the Basic Contract is reduced on the date of the withdrawal or the dollar amount of the withdrawal. The proportion is determined by dividing (i) the dollar amount withdrawn plus any applicable contingent deferred sales charges and annuity taxes by (ii) the accumulation value immediately before the withdrawal.

Currently, if the older owner is 69 or younger when we issue the contract, then the earnings benefit will be 40% of earnings (i.e., the accumulation value minus the adjusted premiums) at the time of that owner’s death; and if the older owner is between the ages of 70 and 75 when we issue the contract, then the earnings benefit will be 25% of earnings upon that owner’s death. Please note: The amount of the earnings benefit will never exceed the earnings benefit percentage set forth in your contract multiplied by the adjusted premiums.

Spousal Continuation.

Your spouse may continue a contract with the earnings benefit rider upon your death only if:

•	your spouse is the joint owner or sole primary beneficiary of the contract;

•	your surviving spouse chooses to continue the contract and become the annuitant and owner; and

•	your surviving spouse has not reached age 76 at the time the contract is continued.

Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs. Consult a tax adviser.

If your spouse elects to continue this rider upon your death, then the accumulation value of the contract will equal to: (i) the death benefit

OTHER CONTRACT FEATURES	PROSPECTUS	55

then payable under the Basic Contract and under any applicable riders, other than the earnings benefit rider, that offer enhanced death benefits, plus (ii) any benefit payable under the earnings benefit rider on the date of death of the first owner to die. The amount of any earnings benefit will be credited in accordance with the current allocation instructions under the contract. Your spouse will be subject to the same fees, charges and expenses that were applicable to you, except that your spouse may not continue any riders (other than the Earnings Benefit Rider and/or the Highest Anniversary Death Benefit Rider) that had been elected for the contract, and charges will not be deducted for other rider benefits after your death.

If your surviving spouse elects to continue the contract and this rider is in effect, then any death benefit of the basic contract payable upon the death of the surviving spouse before the annuity commencement date will be increased by the earnings benefit on the surviving spouse’s date of death. To determine the amount of any earnings benefit on the date of your spouse’s death, we begin by calculating:

(A)	The amount of adjusted premiums as of your surviving spouse’s death – This amount is the accumulation value at the time your spouse continued the contract, adjusted by (i) adding any net premiums contributed to the contract after your death (i.e., after spousal continuation) and (ii) proportional reductions for withdrawals (as explained below) taken from the contract after your death.

and

(B)	The accumulation value as of the death of your surviving spouse, minus (A), the amount described immediately above.

Currently, if your spouse is age 69 or younger upon your death, the beneficiaries will receive 40% of the result of (B) above; and if your spouse is between ages 70 and 75 upon your death, the beneficiaries will receive 25% of the result of (B).

In summary, if your surviving spouse dies before the annuity commencement date, we will calculate whether a second earnings benefit is payable based on a percentage (the “spousal earnings benefit percentage”) of earnings from the time of your death until your spouse’s death (i.e., the amount described in (B) above). Please note: The earnings benefit payable upon the death of your surviving spouse may not exceed the spousal earnings benefit percentage set forth in your contract multiplied by the amount of adjusted premiums as of the death of your surviving spouse (as explained in (A) above).

Upon the death of your surviving spouse before the date annuity payments begin, the earnings benefit proceeds must be distributed to the beneficiaries named by your spouse or allocated to the contract if the beneficiaries continue the contract. However, the beneficiaries may not continue the rider.

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We will terminate the earnings benefit rider on the earliest of the following dates:

•	the date the Basic Contract terminates;

•	the annuity commencement date;

•	the date a death benefit is paid under this rider and the Basic Contract is not continued under spousal continuation;

•	the date a death benefit is paid under this rider and the Basic Contract is continued under spousal continuation and the spouse is older than 75 on the date that the Basic Contract is continued;

•	the date a death benefit is paid under this rider upon the death of a spouse who continued the Basic Contract under spousal continuation;

•

the date an owner (or annuitant, if there is a non-natural owner) is changed after the effective date of the rider, unless the change is the result of a surviving spouse’s decision to continue the Basic Contract and this rider.

Once the rider is terminated, it cannot be reinstated, and no further charges will be deducted for this benefit.

Important Information about the Earnings Benefit Rider:

•

You will receive the earnings benefit only if there is investment growth (or “earnings”) in your accumulation value at the time of the owner’s death; otherwise we will not pay any earnings benefit under the rider.

•

Withdrawals may have the effect of reducing or eliminating the earnings benefit payment upon the owner’s death, because withdrawals reduce the premium amount used to determine if there is any gain in your contract.

•

Federal tax law may require you to take distributions before death under qualified contracts other than Roth IRAs, reducing or eliminating the benefit otherwise provided by the Earnings Benefit Rider. Consult a tax adviser before purchasing the Earnings Benefit Rider with a qualified contract.

•

If any change is made to the owner or annuitant after the purchase of the contract, unless such change is the result of a surviving spouse’s continuation of the contract and this rider, we will not pay an earnings benefit, even though the charge for this benefit has been deducted prior to the time the change was made.

•	There are potential tax consequences associated with purchasing the rider. See the discussion of the potential tax consequences of electing this feature under Federal Tax Matters.

•	The charge for this rider will continue to be deducted even during periods when the rider would pay no benefit because there are no earnings.

•	While this rider is in effect, you may not allocate premium payments or transfer any of your accumulation value to the fixed-rate option.

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•	You can select this rider in combination with the Highest Anniversary Value Death Benefit Rider, but you cannot select this rider if you select the Guaranteed Lifetime Withdrawal Benefit Rider .

We are seeking regulatory approval for this feature and will offer it in those jurisdictions where we have received such approval. Terms and conditions may differ between jurisdictions when the feature is approved.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB) RIDER

When you buy your contract, you can choose to buy a GLWB rider, if your initial premium payment is $5,000 or more. You can choose one of the following options of this rider:

Single Options

Guardian Target 300:	Single life with 7% annual minimum guarantee, 10 year 200% cumulative guarantee, 15 year 300% cumulative guarantee and step-ups (not available in New York)
Guardian Target 200:	Single life with 7% annual minimum guarantee, 10 year 200% cumulative guarantee and step-ups (not available in New York)
Guardian Target Future:	Single life with 7% annual minimum guarantee (available only in New York)
Guardian Target Now:	Single life with step-ups only

Spousal Options (Spousal options of this rider are not available in New York)

Guardian Target 300:	Spousal with 7% annual minimum guarantee, 10 year 200% cumulative guarantee, 15 year 300% cumulative guarantee and step-ups
Guardian Target 200:	Spousal with 7% annual minimum guarantee, 10 year 200% cumulative guarantee and step-ups
Guardian Target Now:	Spousal with step-ups only

At the time of issue, the primary covered person (described below) and if applicable, the secondary covered person (described below) both must be younger than 81 years old and both the covered persons must be 45 years old or older. This rider provides a guaranteed withdrawal amount (as described below) regardless of the investment performance of the contract when your investment allocations are made in accordance with specified model allocation requirements, beginning on the date you make

58	PROSPECTUS	OTHER CONTRACT FEATURES

your first withdrawal and ending on the earlier to occur of the annuity commencement date or the termination of the rider. This rider is irrevocable and can only be terminated on the earliest of the following:

•	the contract termination date; or

•	the date an annuity payout option under the contract commences; or

•	the date the accumulation value of the contract, the guaranteed withdrawal balance and the guaranteed withdrawal amount, each described below, all equal zero; or

•	any change in the owner or annuitant under the contract without our consent, including but not limited to, adding a joint owner or contingent annuitant; or

•	the date we receive proof in good order that the last surviving primary covered person or secondary covered person has died.

It is important to understand several key terms that are fundamental to this rider:

The guaranteed withdrawal balance (GWB) is used for the sole purpose of calculating the guaranteed withdrawal amount. The GWB may not equal the accumulation value in your contract on any given date. The GWB cannot be withdrawn in a lump sum and it can never exceed $5,000,000. The primary covered person is the person whose life, in conjunction with the secondary covered person’s life in the spousal options in certain situations, is used to determine the duration of the guaranteed withdrawal amount payments. The primary covered person must be a natural person and must also be the annuitant. The primary covered person may not be changed after the contract is issued. If the contractowner is a natural person, then the primary covered person must be the contractowner. The secondary covered person is the primary covered person’s legally married spouse or a partner with the primary covered person in a civil union that is legally recognized in the state in which this rider is issued on the contract’s issue date. If the secondary covered person is no longer the primary covered person’s spouse or civil union partner for any reason other than the death of the primary covered person, or if the secondary covered person dies before the primary covered person dies, there will no longer be a secondary covered person under the rider and spousal continuation of this rider and all provisions of the rider related to the secondary covered person will not be applicable. The guaranteed withdrawal amount (GWA) is the amount that is guaranteed to be available for withdrawal each contract year while either the primary covered person is living or the secondary covered person is living after having continued the contract after the primary covered person’s death. The initial GWA is determined on the earlier of the date of the first withdrawal or the date the rider enters the settlement phase. Please note that the lifetime withdrawal percentage (described below) will not change once the initial GWA is determined. The annual minimum guarantee basis is the amount that is multiplied by the 7% annual minimum guarantee percentage as part of the calculation of the annual minimum guarantee. The initial basis is equal to your initial premium payment plus any additional premium

Partners in a civil union or spouses in a same sex marriage may not be considered married under federal law and therefore the favorable tax treatment provided by federal law may not be available to a surviving civil union partner or a spouse in a same sex marriage. Please consult your tax adviser before purchasing a GLWB rider if you are in a civil union or same sex marriage.

OTHER CONTRACT FEATURES	PROSPECTUS	59

payments received during the first ninety days following the issue date of the contract. Thereafter, this basis is increased by the amount of any additional premium payments you make. The basis is also increased to equal the accumulation value of the contract on each step-up date (described below) whenever such accumulation value is greater than the current annual minimum guarantee basis. The basis is decreased by the amount of any withdrawal. However, if a withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution in accordance with the tax qualified distributions section (described below), the basis will be reduced to the lesser of the accumulation value of the contract immediately after the withdrawal or the then current basis reduced by the amount of the withdrawal. A withdrawal is an amount withdrawn from the contract, including any applicable contingent deferred sales charges and annuity taxes. The settlement phase of this rider will be entered if the accumulation value under the contract reaches zero on a date prior to the determination of the initial GWA and the GWB is greater than zero or if the accumulation value under the contract reaches zero after the determination of the initial GWA and there is a GWA greater than zero. The last annuity commencement date is the last date to annuitize the contract that is permitted under state law. Please see the section below that describes the conditions and requirements that must be met for the covered person(s) to receive an annuity payment at least equal to the GWA.

This rider provides a benefit guaranteeing that on or after the initial withdrawal date, while there is a primary covered person or secondary covered person who is alive and the rider is in effect, you may take withdrawals in each contract year up to an amount equal to the GWA. If the rider enters the settlement phase prior to the annuity commencement date, the GWA payments continue beyond the annuity commencement date for as long as the primary covered person and/or the secondary covered person is alive. Any GWA payments made after the date of death of the last surviving covered person and while this rider is in the settlement phase must be promptly returned to GIAC at its Customer Service Office. However, if the last annuity commencement date permitted by applicable state law is reached while the rider is in effect and the settlement phase has not been reached, the primary covered person and/or the secondary covered person may receive annuity payments at least equal to the GWA, subject to the conditions and requirements described below. If you choose not to withdraw the total GWA available in any contract year, your remaining GWA cannot be carried forward to the next contract year. If you withdraw an amount greater than the GWA after the initial GWA is determined and that withdrawal amount is not a tax qualified distribution as described below, the GWA will be reset, possibly reducing the GWA to zero and eliminating the GWA benefit. Please note that withdrawals in excess of the GWA (that are not tax qualified distributions) will reduce the GWB on a greater than dollar-for-dollar basis, as described below.

60	PROSPECTUS	OTHER CONTRACT FEATURES

On or after the first contract anniversary, we will not accept additional premium payments in a given year, without our prior approval, if the total of all additional premium payments in that contract year exceeds $100,000. We reserve the right to refuse initial or additional premium payments at any time or for any reason.

You will pay an annual fee for this rider on each contract anniversary date prior to the annuity commencement date and at other times described below. The rider fee is deducted pro rata from all investment options and depends on the rider option you choose, as follows:

Single Options

Guardian Target 300	0.95% of the adjusted GWB (not available in New York)
Guardian Target 200	0.70% of the adjusted GWB (not available in New York)
Guardian Target Future	0.50% of the adjusted GWB (available only in New York)
Guardian Target Now	0.40% of the adjusted GWB

Spousal Options (Spousal options of this rider are not available in New York)

Guardian Target 300	1.35% of the adjusted GWB
Guardian Target 200	1.00% of the adjusted GWB
Guardian Target Now	0.60% of the adjusted GWB

The adjusted GWB is the greater of the GWB at the end of the day immediately preceding the day the rider fee is determined plus the result of any applicable annual minimum guarantee or cumulative guarantee on any applicable contract anniversary on which the rider fee is deducted or the total premium payments paid under the contract through the end of the day immediately preceding the day the rider fee is determined.

A rider fee will also be deducted on the date this rider terminates. If that date is a date other than a contract anniversary, then a proportional share of the rider fee will be deducted from the amount otherwise payable. We will also deduct a rider fee prior to the payment of death benefit proceeds and annuitization of the contract. For purposes of determining this rider fee, a total withdrawal of the contract’s accumulation value will be deemed to have been taken on the date the death benefit is determined and on the annuity commencement date. We reserve the right to increase the rider fee percentage to a maximum of 2.50% annually for the single options of Guardian Target 300, Guardian Target 200 and Guardian Target Future and 1.00% annually for the single option of Guardian Target Now on the effective date of each step-up prior to the initial GWA being determined. After the initial GWA is determined, GIAC may increase the rider fee percentage on the effective date of each step-up that also results in an increase of the GWA. We also reserve the right to increase the rider fee percentage to a

OTHER CONTRACT FEATURES	PROSPECTUS	61

maximum of 3.50% annually for the spousal options of Guardian Target 300 and Guardian Target 200 and 2.00% annually for the spousal version of Guardian Target Now on the effective date of each step-up prior to the GWA being determined. After the initial GWA is determined, GIAC may increase the rider fee percentage on the effective date of each step-up that results in an increase of the GWA. Please note that this rider fee will not be reduced after the death of the primary covered person or the secondary covered person or in the event the primary and secondary covered persons are divorced or their civil union is legally dissolved; thus, if death, divorce or legal dissolution occurs during the time this rider is in effect, you would continue to pay the current charge for the spousal options although only one person would receive benefits under this rider.

The following section describes how your GWB is calculated:

The initial GWB will be equal to the initial premium payment. Each time we receive an additional premium payment, the GWB increases by the amount of that additional premium payment; however, the GWB will never exceed $5,000,000.

If a withdrawal is taken on or after the initial withdrawal date, the GWB will be reduced by the amount of the withdrawal. However, if a withdrawal exceeds the GWA or if the withdrawal causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made in accordance with the tax qualified distributions section described below, the GWB will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the GWB reduced by the amount of the withdrawal.

The following example illustrates the effects of a withdrawal that is greater than the GWA which is taken after the initial withdrawal date.

Assumptions:

•	The first withdrawal occurred when the youngest covered person is age 70.

•	Contract accumulation value immediately prior to the withdrawal in excess of the GWA is $75,000.

•	The GWB immediately prior to the withdrawal is $125,000.

•	The GWA immediately prior to the withdrawal is $7,500.

•	An $8,000 withdrawal is taken. This withdrawal exceeds the GWA.

	Prior to withdrawal that exceeds GWA	Immediately after withdrawal that exceeds the GWA
Contract value	$75,000	$75,000–$8,000 equals $67,000
GWB	$125,000

•   The new GWB equals the lesser of the contract value immediately after the withdrawal or the GWB immediately prior to the withdrawal minus the amount of the withdrawal.

•   Thus, the new GWB equals the lesser of $75,000–$8,000 ($67,000) or $125,000–$8,000 ($117,000).

•   The new GWB equals $67,000.

GWA	$7,500	• The new GWA is the GWB immediately after the withdrawal times 6%.* • The new GWA is equal to $67,000 x 6% ($4,020). • The new GWA equals $4,020.

*	This 6% is the lifetime withdrawal percentage that is used in the calculation of your GWA, based on the age of the younger covered person at the time of the first withdrawal. For more information about how your GWA is calculated, please see page 65 below.

Your GWB will automatically increase or “step-up” to equal the accumulation value of your contract on every quarterly contract anniversary, up to the contract anniversary prior to the older covered person’s 90th birthday,

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if the accumulation value of your contract on the step-up date is greater than the GWB on that date. For step-up dates falling on a contract anniversary, a step-up will occur if the contract accumulation value is greater than the GWB on that date, after giving effect to any increase in the GWB on that date as a result of the application of any applicable annual minimum guarantee or cumulative guarantee (as described below). The contractowner will not receive advance notice of an increase in the rider fee due to a step-up and does not have the option of declining future step-ups due to an increase in the rider fee. However, if an increase in the rider fee percentage will apply to future step-ups that result in an increase of the GWA, the contractowner will receive advance written notice of such an increase. Within 30 days of that notice, the contractowner has the right to decline future automatic step-ups by providing proper written notification to GIAC at its Customer Service Office. If the contractowner declines future automatic step-ups, the increase in the rider fee percentage will not apply and the GWB will not automatically step-up on subsequent step-up dates. Once automatic step-ups are discontinued they cannot be reinstated.

On each contract anniversary, the GWB will equal the greater of (i) the GWB at the end of the day immediately preceding that contract anniversary less the amount of any withdrawal taken on that contract anniversary, or (ii) the annual minimum guarantee amount, if:

•	you have chosen the Guardian Target 300, Guardian Target 200 or Guardian Target Future options of this rider (either single or spousal);

•	the contract anniversary is from the issue date of the contract up to the tenth contract anniversary;

•	no withdrawals were taken since the prior contract anniversary;

•	you have not taken more than one withdrawal since the issue date of the contract; and

•	the rider has not entered the settlement phase.

The annual minimum guarantee amount on any given contract anniversary is equal to the GWB on the prior contract anniversary plus premiums received after that anniversary and before the current anniversary, plus the result of the following:

–	the annual minimum guarantee basis (as defined above) on the prior contract anniversary, multiplied by
–	7%, which is the annual minimum guarantee percentage.

A cumulative guarantee may apply, if, on a contract anniversary:

•	you have chosen the Guardian Target 300 or the Guardian Target 200 options of this rider (either single or spousal);

•

the contract anniversary is an applicable contract anniversary for the cumulative guarantee (10th and 15th contract anniversaries for the Guardian Target 300 and 10th contract anniversary for the Guardian Target 200);

OTHER CONTRACT FEATURES	PROSPECTUS	63

•	no withdrawals have been taken during the period from the issue date of the contract to the applicable contract anniversary; and

•	the rider has not entered the settlement phase.

If this guarantee is applicable, the GWB on that contract anniversary will not be less than the sum of:

•	the cumulative guarantee percentage (200% and 300% for the Guardian Target 300 and 200% for the Guardian Target 200) multiplied by the premiums received during the first contract year; plus

•	any premium payments received on or after the first contract anniversary.

A withdrawal will reduce the GWB by the amount of the withdrawal. However, if a withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution as described below, the GWB will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the GWB reduced by the amount of the withdrawal.

The following example illustrates how the annual minimum guarantee is applied and what the effect of taking a withdrawal is on the annual minimum guarantee, the GWB and the GWA.

Assumptions:

•	$100,000 initial premium payment.

•	Initial GWA is $5,000.

•	The primary covered person is 60 and the secondary covered person is 62.

•	There are no step-ups.

•	A $5,350 withdrawal is taken a few days after the first contract anniversary.

Event	Annual Minimum Guarantee Basis	Annual Minimum Guarantee Amount	GWB	GWA
$100,000 initial premium	$100,000	N/A	The GWB is initially equal to $100,000.	N/A
First contract anniversary	$100,000	The annual minimum guarantee amount is equal to the initial premium plus 7% of the annual minimum guarantee basis. Thus, the annual minimum guarantee amount equals $100,000 + ($100,000 x 7%) or $107,000.	The GWB equals the greatest of $100,000 or $107,000. Thus, the new GWB is $107,000.	N/A
After the $5,350 withdrawal taken a few days after the first contract anniversary	The annual minimum guarantee basis equals $100,000 minus $5,350 or $94,650.	N/A	The GWB is $107,000 minus $5,350 which equals $101,650.	The GWA is equal to the GWB amount ($107,000) times 5%* or $5,350.
Second contract anniversary	$94,650	The annual minimum guarantee does not apply since a withdrawal occurred in the previous contract year.	The GWB remains at $101,650 since there is no applicable annual minimum guarantee amount.	The GWA remains $5,350 since there is no applicable annual minimum guarantee amount.
Third contract anniversary	$94,650	The annual minimum guarantee amount is $101,650 + ($94,650 x 7%) or $108,275.50.	The GWB is the greater of $101,650 or $108,275.50. The new GWB is $108,275.50.	The GWA equals the greater of $5,350 or $108,275.50 x 5% ($5,413.77). Thus, the new GWA equals $5,413.77.
*	This 5% is the lifetime withdrawal percentage that is used in the calculation of your GWA, based on the age of the younger covered person at the time of the first withdrawal. For more information about how your GWA is calculated, please see page 65 below.

64	PROSPECTUS	OTHER CONTRACT FEATURES

If you have a qualified contract, you may be required to take minimum required distributions. Please see the discussion of tax qualified distributions below for information on the effect of minimum required distributions on this rider’s benefits. Also, the value of this rider’s benefits to you may be limited if the contract is held in connection with a section 401(k) or other retirement program that does not allow withdrawals from the contract prior to termination of employment or other specified circumstances and the GLWB is purchased at a time when such withdrawals are not allowed. You should consult a tax adviser before purchasing the GLWB rider with a qualified contract.

The following section describes how your GWA is calculated:

Your initial GWA is determined on the earlier of the date of the first withdrawal or the date the rider enters the settlement phase (described below). The initial GWA is equal to the lifetime withdrawal percentage multiplied by the then current GWB. The lifetime withdrawal percentage is determined based on the age of the younger covered person under this rider on the day the initial GWA is determined, as follows:

Age of younger covered person at time of first withdrawal	Applicable lifetime withdrawal percentage
45 – 59	4% (3.5% in New York for Guardian Target Future)
60 – 69	5% (4.3% in New York for Guardian Target Future)
70 – 80	6% (5.5% in New York for Guardian Target Future)
81+	7% (8% in New York for Guardian Target Future)

After the initial GWA is determined, each time an additional premium payment is received by us, the GWA will equal the greater of:

–	your GWA immediately prior to the payment; or
–	the GWB immediately after the premium payment multiplied by the applicable lifetime withdrawal percentage.

If your GWB is stepped up, the GWA will equal the greater of:

–	your GWA immediately prior to the step-up of the GWB; or
–	your GWB immediately after the step-up of your GWB multiplied by the applicable lifetime withdrawal percentage.

If your GWB is increased under the annual minimum guarantee, your GWA will equal the greater of:

–	your GWA immediately prior to that increase; or
–	your GWB immediately after the increase multiplied by the applicable lifetime withdrawal percentage.

After the initial GWA is determined, the GWA will not be recalculated as the result of a withdrawal, unless that withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution. In such event, the GWA will be recalculated to equal the applicable lifetime withdrawal percentage multiplied by the GWB immediately after the withdrawal.

OTHER CONTRACT FEATURES	PROSPECTUS	65

The following section describes tax qualified distributions:

Your GWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely to meet “required minimum distribution” requirements for certain qualified contracts pursuant to specified provisions of the Internal Revenue Code. Please see the Statement of Additional Information, where these provisions are specified.

Your right to make withdrawals pursuant to the tax-qualified distribution program described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines necessary to comply with the Code and Treasury Regulations cited above as they may be amended from time to time; and

(c)	No withdrawals (other than tax qualified distributions) are made from the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. Once this rider enters its settlement phase, tax qualified distributions in excess of the GWA are no longer permitted.

The following section will explain the death benefit that may be payable under this rider:

This rider has no death benefit unless you have elected one. If elected, a death benefit is payable under this rider if, on the date receipt of proof of death of the last surviving covered person is received by us in good order: (i) both this rider and the contract are in force, (ii) the rider has not entered the settlement phase, and (iii) the death benefit provided by the rider exceeds the death benefit provided by the contract.

The initial death benefit provided by this rider is equal to the initial premium paid under the contract. Each time an additional premium payment is received by GIAC, the death benefit will increase by the amount of that additional premium payment.

If the accumulation value of the contract on any quarterly step-up date is greater than the then current death benefit, the death benefit will automatically increase to an amount equal to the accumulation value of the contract on that step-up date. (When offered in New York, the accumulation value will only be stepped up on the annual contract anniversary for the purpose of calculating any increase in the death benefit.)

66	PROSPECTUS	OTHER CONTRACT FEATURES

A withdrawal will reduce the death benefit by the amount of the withdrawal. However, if a withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution, the death benefit will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the then current death benefit reduced by the amount of the withdrawal.

If you elect this optional death benefit, your rider fee percentage will increase by 0.35% annually. GIAC reserves the right to increase the rider fee percentage for this optional death benefit to a maximum of 0.50% annually on the effective date of each step-up that results in an increase of the GWA.

The following section will explain the settlement phase of the GLWB rider:

If the accumulation value under the contract reaches zero:

–	on a date prior to the determination of the initial GWA, the rider will enter the settlement phase if there is a GWB greater than zero;
–	on or after the determination of the initial GWA, the rider will enter the settlement phase if there is a GWA greater than zero.

However, the rider will not enter the settlement phase if the cause of the reduction in accumulation value to zero is a result of a withdrawal that:

–	exceeds the GWA or the amount permitted under the tax qualified distributions section, or
–	causes the total withdrawals in a given contract year to exceed the GWA or the amount permitted under the tax qualified distributions section.

In the settlement phase, GIAC will make payments equal to the GWA as determined on the date the rider entered the settlement phase. Payments will begin on the date the rider enters the settlement phase. The amount of that initial payment will be reduced by any withdrawals made during the contract year the rider entered the settlement phase.

The date payments begin is called the settlement anniversary date. Payments will continue on each settlement anniversary date for as long as a primary and/or secondary covered person is living.

Upon entering the settlement phase, the contract and rider will continue, but all other rights and benefits, including death benefits, will terminate and additional premium payments will not be accepted. The annual minimum guarantee, cumulative guarantee, death benefit and step-up provisions under this rider end, the GWB will no longer be calculated and the rider fee will not be deducted during the rider’s settlement phase.

It is not clear whether payments made during the settlement phase will be taxed as withdrawals or as annuity payments. This is significant for

OTHER CONTRACT FEATURES	PROSPECTUS	67

non-qualified contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat payments during the settlement phase under non-qualified contracts as withdrawals. Similarly for qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the GLWB rider itself.

The following section explains the conditions and requirements of the rider that must be met for the primary covered person and/or the secondary covered person to receive an annuity payment under the contract at least equal to the GWA:

While the rider is in effect, the annuity commencement date of the contract is a date not later than the last date permitted under applicable state law. If this last annuity commencement date has been reached while the rider is in effect but has not yet entered the settlement phase, and

–	there is a primary covered person but no secondary covered person under the rider on such annuity commencement date, or
–	the primary covered person died while the rider was in effect and there was a secondary covered person at the time of primary covered person’s death who elected to continue the contract after the primary covered person’s death, and the secondary covered person is living on such date, and a fixed life annuity without guaranteed period payout option has been elected, we will make annual payments under the fixed life annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed life annuity without guaranteed period payout option under the contract, or
–	the GWA as of the annuity commencement date.

If the last annuity commencement date permitted under applicable state law has been reached while the rider is in effect but has not yet entered the settlement phase, and there is a primary covered person and a secondary covered person under this rider on such annuity commencement date, and a fixed joint and 100 percent survivor annuity without guaranteed period payout option has been elected, and the primary covered person and the secondary covered person are named the annuitant and the joint annuitant of that annuity, we will make annual payments under the fixed joint and 100 percent survivor annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed joint and 100 percent survivor annuity without guaranteed period payout option under the contract, or

68	PROSPECTUS	OTHER CONTRACT FEATURES

–	the GWA as of the annuity commencement date.

During the entire time this rider is in effect, you must invest all of your premium payments and the contract accumulation value in one of the following three allocation models:

	Aggressive 80/20 Model	Moderate 60/40 Model	Conservative 40/60 Model
Equity
RS Core Equity VIP Series	16%	11%	8%
Pioneer Cullen Value VCT Portfolio	11%	8%	6%
Evergreen VA International Equity Fund	8%	5%	5%
Fidelity VIP Contrafund Portfolio	7%	5%	3%
Pioneer Mid Cap Value VCT Portfolio	6%	5%	4%
Fidelity VIP Mid Cap Portfolio	6%	4%	3%
Oppenheimer Capital Appreciation Fund/VA	5%	4%	3%
BlackRock Large Cap Core V.I. Fund	5%	4%	4%
Oppenheimer Main Street Small Cap Fund/VA	5%	4%	2%
AllianceBernstein VPS International Value Portfolio	3%	2%	—
Columbia Small Cap Value Fund, Variable Series	2%	2%	2%
Franklin Small Cap Value Securities Fund	2%	2%	—
Seligman Communications & Information Portfolio	2%	2%	—
MFS VIT Utilities Series	2%	2%	—

Fixed Income
Oppenheimer Strategic Bond Fund/VA	5%	10%	15%
RS Low Duration Bond VIP Series	3%	6%	9%
RS Investment Quality Bond VIP Series	5%	9%	13%
Franklin US Government Securities Fund	3%	7%	10%
PIMCO Total Return Portfolio	4%	8%	13%

We will not allow partial transfers among investment options or models once a model is selected. However, you may select a new model allocation, subject to any transfer restrictions under the contract, if 100% of the contract accumulation value is moved to a new model. Transfers between more equity-weighted and less equity-weighted models may only be made on quarterly contract anniversaries. Your contract accumulation value will be rebalanced automatically to the original percentages for the model you selected, on a quarterly basis, on February 1, May 1, August 1 and November 1.

OTHER CONTRACT FEATURES	PROSPECTUS	69

There is no assurance that investing in any allocation model will increase your contract accumulation value or that your investment results will not experience market volatility. The investment performance of your contract will depend on the performance of the investment options that comprise each allocation model. Your investment in each of the investment options will fluctuate and may be worth more or less than your original investment.

We reserve the right to restrict investment options and allocation models at any time. If an investment option or model is restricted, no transfers into the restricted investment options or models will be allowed and no additional premium payments may be allocated to the restricted investment options or models after the date of the restriction. Any amount previously allocated to an investment option or model that is subsequently restricted will be unaffected by the restriction. Please see Transfers and Frequent transfers among the variable investment options for more information about transfers under your contract.

We reserve the right to agree or refuse to issue the GLWB rider at our sole discretion. The rider may not be available in your state. The rider is available in your state only if it has been approved by your state insurance department and we have taken steps to offer it in your state. If you select the Highest Anniversary Value Death Benefit and/or the Earnings Benefit riders, you cannot select the GLWB rider. Currently, neither of the dollar cost averaging programs will be available to you if you select the GLWB rider, although we may offer the dollar cost averaging programs to contractowners who have selected the GLWB rider in the future. The rider shall be construed and administered so as to be in compliance with the Internal Revenue Code and the appropriate regulations, including but not limited to, Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable.

70	PROSPECTUS	OTHER CONTRACT FEATURES

FINANCIAL INFORMATION

HOW WE CALCULATE ACCUMULATION UNIT VALUES

When you choose a variable investment option, you accumulate variable accumulation units. To calculate the number of accumulation units you buy with each payment, we divide the amount you invest in a variable investment option by the value of units in that variable investment option. We use the unit value next calculated after we have received and accepted your payment. We calculate unit values at the close of business of the New York Stock Exchange, usually at 4:00 p.m. Eastern time, each day the Exchange is open for trading.

To determine your accumulation value in the variable investment options, we multiply the number of accumulation units in each variable investment option by the current unit value for that option. The current unit value for each variable investment option is determined by multiplying the unit value for the applicable variable investment option for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is a measure of the investment experience of each variable investment option. We determine the net investment factor for a given valuation period as follows:

•	At the end of the valuation period we add together the net asset value of a Fund share and its portion of dividends and distributions made by the Fund during the period.

•	We divide this total by the net asset value of the particular Fund share calculated at the end of the preceding valuation period.

•

Finally we add up the daily charges (mortality and expense risks, administrative expenses, any annuity taxes, the enhanced death benefit, living benefit and/or earnings benefit rider(s) where applicable) and subtract them from the above total.

The value

of your account

To determine the value of your account, we multiply the number of accumulation units in each option by the current unit value for the option.

FINANCIAL INFORMATION	PROSPECTUS	71

Costs and

expenses

No sales charges are deducted from your premium payments when you make them. However, the following charges will apply:

•	expenses of the Funds

•	mortality and expense risk charge

•	administrative expense

•	contract fee;

and the following charges may apply:

•	highest anniversary value death benefit rider expense

•	earnings benefit rider expense

•	guaranteed lifetime withdrawal benefit rider expense

•	deferred sales charge

•	withdrawal charge

•	annuity premium taxes

•	transfer charge

See accompanying text for details.

CONTRACT COSTS AND EXPENSES

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the contracts. The amount of a charge may not strictly correspond to the costs of providing the services or benefits indicated by the name of the charge or related to a particular contract, and we may profit from charges. For example, the contingent deferred sales charge may not fully cover all of the sales and distribution expenses actually incurred by GIAC, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover these expenses.

No sales charges are deducted from your premium payments when you make them. However, the following charges do apply:

Expenses of the Funds

The Funds you choose through your variable investment options have their own management fees, 12b-1 fees, redemption fees and general operating expenses. The deduction of these fees and expenses is reflected in the per-share value of the Funds. They are fully described in the Funds’ prospectuses.

Mortality and expense risk charge

To cover our mortality and expense risks, you will pay a daily charge based on an annual rate of 1.45% of your accumulation value in the variable investment options. Mortality risks arise from our promise to pay death benefits and make annuity payments to each annuitant for life. Expense risks arise from the possibility that the amounts we deduct to cover sales and administrative expenses may not be sufficient. We expect a profit from this charge and we can use any such profit for any legitimate corporate purpose, including paying distribution expenses for the contracts.

Administrative expense

You will also pay a daily charge based on an annual rate of 0.20% of your accumulation value in the variable investment options to compensate us for processing and administrative expenses incurred in connection with the contract and the Separate Account.

Contract fee

We deduct a yearly fee of $35 (lower where required by state law) on each anniversary date of your contract. To pay this charge, we will cancel the number of accumulation units that is equal in value to the fee. We cancel accumulation units in the same proportion as the percentage of the contract’s accumulation value attributable to each variable investment option and the fixed-rate option. If you surrender your contract before the contract anniversary date, we will still deduct the contract fee for that year. We will waive the contract fee if the accumulation value is $100,000 or more on the anniversary date of your contract.

72	PROSPECTUS	FINANCIAL INFORMATION

In addition, the following charges may apply:

Contingent deferred sales charge

If you make a withdrawal from your account or surrender your contract, then you may pay a contingent deferred sales charge on any amount that was paid into your contract during the previous four years. This charge compensates us for expenses related to the sale of contracts.

For withdrawals, you may instruct us to deduct any applicable contingent deferred sales charges from the amount requested. Otherwise, we will deduct the sales charge from the remaining value of your contract. We do not impose a contingent deferred sales charge on the amount deducted from the remaining value.

When we calculate the contingent deferred sales charge, all amounts deducted are deemed to be withdrawn on a first-in, first-out basis. (Contingent deferred sales charges are listed in the table to the right.)

Each contract year, you can make a withdrawal from the contract without paying a contingent deferred sales charge, however, of a Free Withdrawal Amount equal to 10% of Chargeable Premiums minus the aggregate amount of all prior Free Withdrawal Amounts made during the current contract year. The Free Withdrawal Amount is not cumulative – any Free Withdrawal Amount not taken during a given contract year cannot not be taken as free amounts in a subsequent contract year. The Free Withdrawal Amount is not applicable in the case of a surrender of the contract.

Also, all premium payments made before spousal continuation of the contract will not be subject to a contingent deferred sales charge. See Spousal continuation.

We do not impose contingent deferred sales charges on contracts bought by:

•	Guardian Life, its subsidiaries or any of their separate accounts

•	present or retired directors, officers, employees, general agents, or field representatives of Guardian Life or its subsidiaries

•	present or retired directors or officers of any of the Funds

•	present and retired directors, trustees, officers, partners, registered representatives and employees of broker-dealer firms that have written sales agreements with Guardian Investor Services LLC

•	immediate family members of the individuals named above, based on their status at the time the contract was purchased, limited to their:

–	spouses
–	children and grandchildren
–	parents and grandparents
–	brothers and sisters

Contingent

deferred sales

charges

Number of full years completed since premium payment was made	Contingent deferred sales charge (%)
0	8
1	8
2	7
3	6
4+	0

FINANCIAL INFORMATION	PROSPECTUS	73

•	trustees or custodians of any employee benefit plan, IRA, Keogh plan or trust established for the benefit of persons named in the second and third bullets above

•

clients of broker-dealers, financial institutions and registered investment advisors that have entered into an agreement with GIAC to participate in fee-based wrap accounts or similar programs to purchase contracts

Highest anniversary value death benefit rider expense

If you choose the highest anniversary value death benefit rider and it is in effect, then you will pay a daily charge based on an annual rate 0.25% of your accumulation value in the variable investment options.

Earnings benefit rider expense

If you choose the earnings benefit rider and it is in effect, then you will pay a daily charge based on an annual rate of 0.25% of your accumulation value in the variable investment options. This fee is charged even during periods when this rider would not pay any benefits because there are no earnings.

Guaranteed lifetime withdrawal benefit rider expense

If you choose the guaranteed lifetime withdrawal benefit rider and it is in effect, then we will assess an annual charge on each contract anniversary of a percentage of the adjusted guaranteed withdrawal balance at the time the charge is deducted. We will not deduct this charge after the payment of any death benefit or after we have begun to make annuity payments under the contract. The current annual guaranteed lifetime withdrawal benefit charge percentage ranges from 0.40% to 1.70%, depending on the option you choose. We have the right to change the current charge percentage, but it will never exceed 4.0%. This charge is deducted from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option.

Withdrawal Charge

During the annuity period, if you choose Fixed Payments to Age 100, Variable Annuity Payments to Age 100, or Payments for a Period Certain as an annuity payout option and you make more than one withdrawal in a calendar quarter, then you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the withdrawal.

Annuity taxes

Some states and municipalities may charge annuity taxes when premium payments are made or when you begin to receive annuity payments. These taxes currently range up to 3.5% of the premium payments made.

In jurisdictions where the annuity tax is incurred when a premium payment is made, we will pay the annuity tax on your behalf and then deduct the same amount from the value of your contract when you surrender it, or on your death, or when your accumulation value is applied under a payout option, whichever happens first. We will do this only if permitted by applicable law.

74	PROSPECTUS	FINANCIAL INFORMATION

Transfer charge

Currently, we do not charge for transfers. However, we reserve the right to charge up to $25 for each transfer. We will deduct this charge on a proportional basis from the options from which amounts are transferred.

FEDERAL TAX MATTERS

The following summary provides a general description of the Federal income tax considerations associated with the contract. It is not intended to be complete, to cover all tax situations or address state taxation issues. This summary is not intended as tax advice. You should consult a tax adviser for more complete information. This summary is based on our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (IRS).

We believe that our contracts will qualify as annuity contracts for Federal income tax purposes and the following summary assumes so. Further details are available in the Statement of Additional Information, under the heading Tax Status of the Contracts.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

We believe that if you are a natural person you will not be taxed on increases in the accumulation value of a contract until a distribution occurs or until annuity payments begin. For these purposes, the agreement to assign or pledge any portion of a contract’s accumulation value and, in the case of a qualified contract (described below), any portion of an interest in the qualified plan generally will be treated as a distribution.

When annuity payments begin, you generally will be taxed only on the investment gains you have earned and not on the payments you made to purchase the contract. Generally, withdrawals from your annuity should only be made once you reach age 59 1/2, die or are disabled; otherwise a 10% tax penalty may be applied against any amounts included in income. Additional exceptions may apply to distributions from a qualified contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

Tax advice

Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state tax laws.

Deferring tax

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

Employer-

sponsored or

independent?

If you invest in a variable annuity as part of an individual retirement annuity, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

FINANCIAL INFORMATION	PROSPECTUS	75

Taxation of non-qualified contracts

Non-natural person – If a non-natural person owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

This following summary generally applies to contracts owned by natural persons.

Withdrawals before the annuity commencement date – When a withdrawal from a non-qualified contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to any excess of the accumulation value immediately before the distribution that exceeds the owner’s investment in the contract. Generally, the owner’s investment in the contract is the amount equal to the premiums or other consideration paid for the contract, reduced by any amounts previously distributed from the contract that were not subject to tax at that time. In the case of a surrender under a non-qualified contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the contract. If your contract contains a guaranteed lifetime withdrawal benefit rider, the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. In view of this uncertainty, you should consult a tax adviser before purchasing a guaranteed lifetime withdrawal benefit rider.

It is possible that the IRS may decide to consider the charges you may choose to pay for certain optional benefits offered through the contract (e.g., GLWB rider, earnings benefit rider) to be taxable distributions to you which may also be subject to tax penalties if you are under age 59 1/2. You should consult your tax adviser before selecting any of the optional benefits available under this contract.

Withdrawals after the annuity commencement date – After annuity payments begin, under Options V-4, F-4 and F-5, the payee has the right to withdraw a portion of the present value of the remaining payments. The IRS has concluded that a withdrawal on or after the annuity starting date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a withdrawal on or after the annuity starting date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as withdrawals pursuant to the income first basis set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax adviser regarding the

76	PROSPECTUS	FINANCIAL INFORMATION

tax consequences to you of a withdrawal under Options V-4, F-4 or F-5. Other rules may apply to withdrawals from qualified contracts that elect Options V-4, F-4 or F-5.

Penalty tax on certain withdrawals – In the case of a distribution from a non-qualified contract, a federal tax penalty may be imposed equal to 10% of the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made from an immediate annuity contract

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled, or

•	made as part of a series of substantially equal periodic payments for the life – or life expectancy – of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity in connection with a deferred annuity contract may fail to satisfy this exception and may be subject to the 10% penalty.

Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the penalty tax. In particular, you should consult a tax adviser if you wish to take withdrawals in addition to the annuity payment made under an election of Option V-4, F-4 or F-5 in connection with an immediate annuity contract.

Annuity payments – Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined so that you recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments begin. However, once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of death benefits – Amounts may be distributed from a contract because of your death or the death of the annuitant. Generally, such amounts are included in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract

•	if distributed under a payout option, they are taxed in the same way as annuity payments.

FINANCIAL INFORMATION	PROSPECTUS	77

Transfers, assignments and contract exchanges – Transferring or assigning ownership of a contract, designating an annuitant, selecting certain maturity dates or exchanging a contract may result in certain tax consequences to you that are not outlined here. For example, such transactions may result in federal gift taxes for you and federal and state income taxes for the new owner, annuitant or payee. If you are considering any such transaction, you should consult a professional tax adviser.

Withholding tax – Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally choose not to have tax withheld from distributions.

Separate account charges – It is possible that the IRS may take the position that fees deducted for certain optional benefits are deemed to be taxable distributions to you. In particular, the IRS may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if such withdrawals occur prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable withdrawals, you should consult your tax adviser prior to selecting any optional benefit under the contract.

Multiple contracts – All non-qualified deferred annuity contracts issued by GIAC or its affiliates to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount included in the contract owner’s income when a taxable distribution occurs.

Generation-skipping transfer tax – Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Taxation of qualified contracts

Qualified arrangements receive tax-deferred treatment as a formal retirement or pension plan through provisions of the Internal Revenue Code. There is no added tax-deferred benefit of funding such qualified arrangements with tax-deferred annuities. While the contract will not provide additional tax benefits, it does provide other features and benefits such as death benefit protection and the possibility for income guaranteed for life.

Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

78	PROSPECTUS	FINANCIAL INFORMATION

Individual Retirement Accounts (IRAs) – As defined in Sections 219 and 408 of the Internal Revenue Code, individuals are allowed to make annual contributions to an IRA of up to the lesser of the specified annual amount or 100% of the compensation includable in their gross income. All or a portion of these contributions may be deductible, depending on the person’s income.

Distributions from certain retirement plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits. SIMPLE IRAs under Section 408(p) of the Internal Revenue Code and Roth IRAs under Section 408A, may also be used in connection with variable annuity contracts.

SIMPLE IRAs allow employees to defer a percentage of annual compensation up to a specified annual amount to a retirement plan, if the sponsoring employer makes matching or non-elective contributions that meet the requirements of the Internal Revenue Code. The penalty for a premature distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, instead of the usual 10%.

Contributions to Roth IRAs are not tax-deductible and contributions must be made in cash or as a rollover or transfer from another Roth IRA or IRA. A rollover or conversion of an IRA to a Roth IRA may be subject to tax. You may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from Roth IRAs are generally not taxed. In addition to the income tax and 10% penalty which generally applies to distributions of earnings made before age 59 1/2, income tax and a 10% penalty will be imposed for any distribution of earnings made from a Roth IRA during the five taxable years starting after you first contribute to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Corporate pension and profit-sharing plans – Under Section 401(a) of the Internal Revenue Code, corporate employers are allowed to establish various types of retirement plans for employees, and self-employed individuals are allowed to establish qualified plans for themselves and their employees.

Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means of providing benefit payments, unless the plan complies with all applicable requirements before transferring the contract.

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Penalty tax on certain withdrawals – Distributions from certain qualified contracts may be subject to ordinary income taxes and a 10% federal tax penalty on the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled

•	made to pay deductible medical expenses

•	made to pay medical insurance premiums if you are unemployed

•	made to pay for qualified higher education expenses

•	made for a qualified first time home purchase up to $10,000

•	for IRS levies, or

•	made as part of a series of substantially equal periodic payments for the life or life expectancy of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity may fail to satisfy this exception and may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances and certain exemptions may not be applicable to certain types of plans. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the tax penalty. In particular you should consult a tax adviser if you wish to take withdrawals in addition to the annuity payments made under an election of Option V-4, F-4 and F-5.

Other tax issues – You should note that the annuity contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the contract value. The death benefit could be viewed as an incidental benefit, the amount of which is limited in any 401(a) plan. Because the death benefit may exceed this limitation, employers using the contract in connection with corporate pension and profit-sharing plans should consult their tax adviser. The IRS has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as those available under this contract comport with IRA qualification requirements.

In the case of a withdrawal under a qualified contract; a ratable portion of the amount received is taxable, generally based on the ratio of the

80	PROSPECTUS	FINANCIAL INFORMATION

“investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a qualified contract can be zero. If your contract contains a guaranteed lifetime withdrawal benefit rider, the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. In view of this uncertainty, you should consult a tax adviser before purchasing a guaranteed lifetime withdrawal benefit rider.

Qualified contracts other than Roth IRAs have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement or consult a tax adviser for more information about these distribution rules. In any event, you should note that distributions made under Option V-4, F-4 or F-5 may not satisfy these minimum distribution rules. If you are attempting to satisfy these rules through withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax adviser.

Pension and annuity distributions generally are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. Recipients generally are provided the opportunity to elect not to have tax withheld from distributions. Taxable “eligible rollover distributions” from section 401(a) plans are subject to a mandatory federal income tax withholding of 20%. For this purpose, an eligible rollover distribution is any distribution to an employee (or the employee’s surviving spouse in the case of the employee’s death or to the employee’s former spouse as alternate payee under a qualified domestic relations order) from such a plan, except certain distributions such as distributions required by the Internal Revenue Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, if the employee chooses a direct rollover from the plan to another tax-qualified plan, 403(b) plan, or IRA or section 457(b) plan that separately accounts for rollover contributions.

Federal estate taxes

While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

FINANCIAL INFORMATION	PROSPECTUS	81

Annuity purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity contract purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchasers country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

Our income taxes

At the present time, we make no charge for any federal, state or local taxes – other than the charge for state and local premium taxes that we incur – that may be attributable to the investment divisions of the Separate Account or to the contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine are attributable to the investment divisions of the Separate Account or the contracts.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

The benefit of any foreign tax credits attributable to taxes paid by certain variable investment options to foreign jurisdictions cannot be passed through to you and thus we may benefit from such credits to the extent permitted under federal tax law.

Possible tax law changes

Although the likelihood of legislative or regulatory change is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legislative or regulatory developments and their effect on the contract.

We have the right to modify the contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend this summary as tax advice.

PERFORMANCE RESULTS

From time to time, we may show performance information for the Separate Account’s investment divisions in advertisements, sales literature or other materials provided to existing or prospective contract owners. We may also provide an existing or prospective contract owner with reports which use historical performance on a hypothetical basis to

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demonstrate how the choice of alternate underlying investment options would have affected the accumulation value, surrender value and death benefit during the accumulation phase and the amounts of annuity payments during the payout phase of the contract. These materials are based upon historical information and are not necessarily representative of future performance. When we show performance, we will always include SEC standard performance, which reflects all fees and charges for specified periods. We may also show non-standard performance, for example, without showing the effect of certain charges such as deferred sales charges.

Among the key performance measures we use are total returns and yields.

Total returns include: average annual total return, total return, and change in accumulation unit value – all of which reflect the change in the value of an investment in an investment division of the Separate Account over a specified period, assuming the reinvestment of all income dividends and capital gains distributions.

Yield figures may be quoted for investments in shares of the RS Money Market VIP Series and other investment divisions. Current yield is a measure of the income earned on a hypothetical investment over a specified base period of seven days for the RS Money Market VIP Series investment division, and 30 days (or one month) for other investment divisions. Effective yield is another measure which may be quoted by the RS Money Market VIP Series investment division, which assumes that the net investment income earned during a base period will be earned and reinvested for a year. Yields are expressed as a percentage of the value of an accumulation unit at the beginning of the base period. Yields are annualized, which assumes that an investment division will generate the same level of net investment income over a one-year period. However, yields fluctuate daily.

Advertisements and sales literature for the investment divisions of the Separate Account may compare a Fund’s performance to that of investments offered through the separate accounts of other insurance companies that have similar investment objectives or programs. Promotional material may also compare a Fund’s performance to one or more indices of the types of securities that the Fund buys and sells for its portfolio. Performance comparisons may be illustrated by tables, graphs or charts. Additionally, promotional material may refer to:

•	the types and characteristics of certain securities

•	features of a Fund’s portfolio

•	financial markets

•	historical, current or perceived economic trends, and

•	topics of general investor interest, such as personal financial planning.

In addition, advertisements and sales literature may refer to or reprint all or portions of articles, reports or independent rankings or ratings which

FINANCIAL INFORMATION	PROSPECTUS	83

relate specifically to the investment divisions or to other comparable investments. However, such material will not be used to indicate future performance.

Advertisements and sales literature about the variable annuity contract and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Group

•	A.M. Best & Co.

•	Duff & Phelps.

These ratings relate only to GIAC’s ability to meet its obligations under the contract’s fixed-rate option and to pay death benefits and living benefits provided under the contract, not to the performance or safety of the variable investment options.

Further information about the performance of each investment division is contained in their respective annual reports, which may be obtained from GIS free of charge.

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YOUR RIGHTS AND RESPONSIBILITIES

TELEPHONIC AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take fund transfer requests and changes in future allocations over the telephone. If you would like this privilege, please complete an authorization form, or complete the appropriate section of your application. Once we have your authorization on file, you can authorize permitted transactions over the telephone by calling 1-800-533-0099 between 9:00 a.m. and the close of the New York Stock Exchange, generally 4:00 p.m. New York City time.

In addition to telephone services, we offer you the ability to use your personal computer to receive documents electronically, review your account information and to perform other specified transactions. If you want to participate in any or all of our electronic programs, we ask that you visit our website (www.guardianinvestor.com) for information and registration. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. You may reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe the registration or instructions to be genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your account information and PIN private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to contract administration or is not in the best interests of the contract owners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties we ask you to send your request by regular or express mail and we will process it using the accumulation unit value first calculated after we receive the request at our Customer Service Office. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

Free-look period

During the 10 to 30 day period (the period varies depending on the state where you live) after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it.

YOUR RIGHTS AND RESPONSIBILITIES	PROSPECTUS	85

VOTING RIGHTS

We own all Fund shares held in the Separate Account. As the owner, we have the right to vote on any matter put to vote at any Fund’s shareholder meeting. However, to the extent we are required to by law, we will vote all Fund shares attributable to contracts by following instructions we receive from you and other contract owners with voting interests in the Funds. We will vote those shares for which we do not receive voting instructions in the same proportion as the shares for which we have received instructions. Because of this proportional voting, a small number of contract owners could control the outcome of the vote. We will solicit instructions when the Funds hold shareholder votes. We have the right to restrict contract owner voting instructions if the laws change to allow us to do so.

The owner of the contract has voting rights. Voting rights diminish with the reduction of your contract value. The fixed-rate option has no voting rights.

YOUR RIGHT TO CANCEL THE CONTRACT

During the 10-day period after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it. Longer periods may apply in some states.

To cancel your contract, we must receive both the contract and your cancellation notice in good order at our Customer Service Office. You can forward these documents to GIAC’s Customer Service Office or to the registered representative who sold you the contract. If you mail the notice, we consider it received on the postmark date, provided it has been properly addressed and the full postage has been paid.

Upon cancellation, we will refund to you:

•

the difference between the gross premiums you paid (including contract fees, annuity taxes and other charges) and the amounts we allocated to the variable investment and fixed-rate options you chose; and

•	the accumulation value of the contract on the date we receive your cancellation.

If state law requires, you will receive the greater of total premiums you paid for the contract or the accumulation value of your contract instead.

INACTIVE CONTRACT

We have the right to cancel the contract and pay you the accumulation value in a lump sum if, before the date annuity payments begin, all of the following conditions exist:

•	you have not made any premium payments for two consecutive contract years;

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•	the total amount of any premium payments made, less any withdrawals, is less than $2,000; and

•	the accumulation value at the end of the second contract year is less than $2,000

DISTRIBUTION OF THE CONTRACT

The variable annuity contract is sold by insurance agents who are licensed by GIAC and who are either registered representatives of Guardian Investor Services LLC (GIS) or of broker-dealer firms that have entered into sales agreements with GIS and GIAC (including Park Avenue Securities LLC, a wholly owned subsidiary of GIAC). GIS and such other broker-dealers are members of the National Association of Securities Dealers, Inc.

GIAC will generally pay commissions to these individuals or broker-dealer firms for the sale of contracts. When we compensate a firm, the representative responsible for the sale of the contract will receive a portion of the compensation based on the practice of the firm. Commissions may vary, but will not exceed the limits of applicable laws and regulations. Commissions paid in conjunction with the annuity contracts will be up to 7% on all premium payments made in the first contract year. A commission of up to 1% per annum of the accumulation value of the contract may be paid quarterly beginning in the second contract year. If the owner is age 81 or older on the contract’s issue date, a commission of up to 3.5% on all premium payments will be paid in the first contract year and a commission of up to 1% may be paid quarterly beginning in the second contract year. Trail commissions of up to 0.50% per annum will continue to be paid on variable annuity payouts after the annuity commencement date, if the owner is younger than 81 years old at the time the contract is issued.

We reserve the right to pay any compensation permissible under applicable state law and regulations, including, for example, additional sales or service compensation while a contract is in force or additional amounts paid in connection with special promotional incentives. In addition, we may compensate certain individuals for the sale of contracts in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. Individuals may also qualify for non-cash compensation such as expense-paid trips and educational seminars.

In addition to the compensation described above, GIAC may make additional cash payments (sometimes called “revenue sharing”) or make reimbursements to some broker-dealers in recognition of their marketing and distribution, transaction processing, and/or administrative services support. Marketing and distribution support services may include, among other services, placement of GIAC’s products on the broker-dealers’ preferred or recommended list, access to the broker-dealers’ registered representatives for purposes of promoting sales of GIAC’s products, assistance in training and education of GIAC’s agents, and opportunities for GIAC to participate in sales conferences and educational seminars. Payments or reimbursements may be calculated as a percentage of the

YOUR RIGHTS AND RESPONSIBILITIES	PROSPECTUS	87

particular broker-dealer’s actual or expected aggregate sales of all of our variable contracts, or assets held within those contracts (generally not exceeding .20% of sales or .15% of assets held), and/or may be a fixed dollar amount. Additionally, we may increase the sales compensation paid to broker-dealers for a period of time for the sale of a particular product.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ among firms. Firms and/or individual registered representatives within some firms that participate in one of these compensation arrangements might receive greater compensation for selling this contract than for selling a different annuity contract that is not eligible for these compensation arrangements. As a result, these payments may serve as an incentive for broker-dealers to promote the sale of particular products.

You should ask your registered representative for further information about what commissions or other compensation he or she, or the broker-dealer for whom he or she works, may receive in connection with your purchase of a contract. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including conflicts of interest that such arrangements may create. You may wish to take such payments and arrangements into account when considering and evaluating any recommendation relating to the contracts.

If you return your contract under the right to cancel provisions, the representative may have to return some or all of any commissions we have paid.

No specific charge is assessed directly to contract owners or the Separate Account to cover commissions or other forms compensation described above. We do intend to recoup commissions and other sales expenses and incentives that we pay, however, through fees and charges deducted under the policy and other corporate revenue.

The principal underwriter of the contract is GIS, located at 7 Hanover Square, New York, New York 10004.

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SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation period

The period between the issue date of the contract and the annuity commencement date.

Accumulation unit

A measure used to determine the value of a contract owner’s interest in each variable investment option under the contract before annuity payments begin. Each variable investment option will have its own accumulation units.

Accumulation value

The sum of the values attributable to the variable investment options and the fixed-rate option that are credited to a contract.

Annuitant

The person on whose life the annuity payments are based and on whose death, prior to the annuity commencement date, benefits under the contract are paid.

Annuity commencement date

The date on which annuity payments under the contract begin.

Annuity Payments

Periodic payments, either variable or fixed in nature, made by GIAC to the contract owner at monthly or other periodic intervals after the annuity commencement date.

Annuity unit

A measure used to determine the amount of any variable annuity payment.

Basic contract

The contract, excluding any optional benefit riders or endorsements.

Beneficiary

The person(s) designated to receive any benefits under a contract upon the death of an owner.

Chargeable Premium

Each net premium that is subject to a Contingent Deferred Sales Charge, less the amount of any withdrawal attributable to that premium on which we assessed a Contingent Deferred Sales Charge.

Contract anniversary date

The annual anniversary measured from the issue date of the contract.

Contingent annuitant

A contingent annuitant is the person you name at issue to become the annuitant if the annuitant dies before the annuity commencement date. The owner’s right to name a contingent annuitant may be restricted under the provisions of a retirement or deferred compensation plan for which the contract is issued. A contingent annuitant may be named only if permitted by the laws of the jurisdiction in which the contract is issued, and is not permitted if there is a non-natural owner.

Contingent beneficiary

The person(s) designated to receive any benefits under a contract upon an owner’s death should all primary beneficiaries predecease such owner.

Customer Service Office

The Guardian Insurance & Annuity Company, Inc., Customer Service Office, Box 26210, Lehigh Valley, Pennsylvania 18002. Our street address is 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Our telephone number is 1-800-221-3253.

Due Proof of Death in Good Order

A certified death certificate, all necessary claim paperwork and such other information as we may require to process the death benefit.

Funds

The open-end management investment companies, each corresponding to a variable investment option. The Funds are listed on the front cover of this prospectus.

Good order

Notice from any party authorized to initiate a transaction under this contract, received in a format satisfactory to GIAC at its Customer Service Office, that contains all information required by GIAC to process that transaction. In addition, transaction requests must be received on a valuation date no later than the close of the New York Stock Exchange, generally 4:00 p.m. New York City time, in order to receive that day’s accumulation unit values.

Monthly Contract Anniversary

The same date of each calendar month as the issue date of the Basic Contract, or the last day of a calendar month, if earlier.

Net Premium

A premium paid by the owner to us in accordance with the provisions of the contract, less any applicable annuity taxes.

Owner (contract owner)

You (or your); the person(s) or entity designated as the owner in the contract.

SPECIAL TERMS USED IN THIS PROSPECTUS	PROSPECTUS	89

Valuation date

A date on which accumulation unit values are determined. Accumulation unit values are determined on each date on which the New York Stock Exchange or its successor is open for trading. Valuations for any date other than a valuation date will be determined on the next valuation date.

Valuation period

The time period from the determination of one accumulation unit and annuity unit value to the next.

Variable investment options

The Funds underlying the contract are the variable investment options – as distinguished from the fixed-rate option – available for allocations of net premium payments and allocation values.

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OTHER INFORMATION

LEGAL PROCEEDINGS

We, like other insurance companies, are involved in lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of GIS to perform under its principal underwriting agreement, or on GIAC’s ability to meet its obligations under the contract.

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the contract described in this prospectus. If you would like a free copy, please call us toll-free at 1-800-221-3253, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

Box 26210

Lehigh Valley, Pennsylvania 18002

The SAI contains the following information:

•	Services to the Separate Account

•	Annuity payments

•	Tax status of the contracts

•	Tax qualified distributions under the Guaranteed Lifetime Withdrawal Benefit Rider

•	Calculation of Yield Quotations for the RS Money Market VIP Series Investment Division

•	Valuation of assets of the Separate Account

•	Qualified plan transferability restrictions

•	Experts

•	Financial statements

OTHER INFORMATION	PROSPECTUS	91

INDIVIDUAL FLEXIBLE PREMIUM

DEFERRED VARIABLE

ANNUITY CONTRACT

Issued Through The Guardian Separate Account R of

The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated December 23, 2008

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account R (marketed under the name “The Guardian Investor Variable Annuity Series L”) dated December 23, 2008.

A free Prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

1-800-221-3253

Read the Prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

EB-014206    3/04

B-1

SERVICES TO THE SEPARATE ACCOUNT

The Guardian Insurance & Annuity Company, Inc. (“GIAC”) maintains the books and records of The Guardian Separate Account R (the “Separate Account”). GIAC, a wholly owned subsidiary of The Guardian Life Insurance Company of America, acts as custodian of the assets of the Separate Account. GIAC bears all expenses incurred in the operations of the Separate Account, except the mortality and expense risk charge and the administrative charge (as described in the Prospectus), which are borne by the contract owner.

Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of GIAC, serves as principal underwriter for the Separate Account pursuant to a distribution and service agreement between GIAC and GIS. The contracts are offered continuously and are sold by GIAC insurance agents who are registered representatives of either Park Avenue Securities LLC (“PAS”) or of other broker-dealers which have selling agreements with GIS and GIAC. In the years 2007, 2006 and 2005, GIAC paid commissions through GIS and PAS with respect to the sales of variable annuity contracts in the amount of $48,660,683, $50,194,953 and $43,957,484, respectively.

ANNUITY PAYMENTS

The objective of the contracts is to provide benefit payments (known as annuity payments) which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment return must exceed the assumed investment return by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest return were to be increased, benefit payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest return would provide a lower initial payment with greater increases or lesser decreases in subsequent annuity payments.

Value of an Annuity Unit: The value of an annuity unit is determined independently for each of the Variable Investment Options. For any valuation period, the value of an annuity unit is equal to the value for the immediately preceding valuation period multiplied by the annuity change factor for the current Valuation Period. The annuity unit value for a valuation period is the value determined as of the end of such period. The annuity change factor is equal to the net investment factor for the same valuation period adjusted to neutralize the assumed investment return used in determining the annuity payments. The net investment factor is reduced by (a) the mortality and expense risk charges, (b) administrative expenses and (c) if applicable, any optional benefit rider charge on an annual basis during the life of the contract. The dollar amount of any payment due after the first payment under a Variable Investment Option will be determined by multiplying the number of annuity units by the value of an annuity unit for the valuation period ending ten (10) days prior to the valuation period in which the payment is due.

Determination of the First Annuity Payment: At the time annuity payments begin, the value of the contract owner’s account is determined by multiplying the appropriate variable or fixed accumulation unit value on the valuation period ten (10) days before the date the first variable or fixed annuity payment is due by the corresponding number of variable or fixed accumulation units credited to the contract owner’s account as of the date the first annuity payment is due, less any applicable premium taxes not previously deducted.

The contracts contain tables reflecting the dollar amount of the first monthly payment which can be purchased with each $1,000 of value accumulated under the contract. The amounts depend on the variable or fixed annuity payout option selected, the mortality table used under the contract (the 1983 Individual Mortality Table projected using Scale G) and the nearest age of the Annuitant. The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. Currently, we are using annuity purchase rates we believe to be more favorable to you than those in your contract. We may change these rates from time to time, but the rate will never be less favorable to you than those guaranteed in your contract.

Determination of the Second and Subsequent Variable Annuity Payments: The amount of the second and subsequent variable annuity payments is determined by multiplying the number of annuity units by the appropriate annuity unit value as of the valuation period ten (10) days prior to the day such payment is due. The number of annuity units under a contract is determined by dividing the first variable annuity payment by the value of the appropriate annuity unit on the date of such payment. This number of annuity units remains fixed during the variable annuity payment period, provided no transfers among the Variable Investment Options are made. If a transfer among the Variable Investment Options is made, the number of annuity units will be adjusted accordingly.

B-2

The assumed investment return under the contract is the measuring point for subsequent variable annuity payments. If the actual net investment return (on an annual basis) remains equal to the assumed investment return, the variable annuity payments will remain constant in amount. If the actual net investment return exceeds the assumed investment return selected, the variable annuity payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed investment return selected, variable annuity payments will decrease.

We may provide a contract owner with a personalized report to demonstrate how these calculations would have impacted the income stream had the contract owner annuitized the contract at some time in the past. This report is based on historical information and is not necessarily representative of future performance.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Internal Revenue Code of 1986, as amended (“Code”) requires that the investments of each investment division of the separate account underlying the contracts be “adequately diversified” in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying separate account assets.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of a holder of the contract. Specifically, section 72(s) requires that (a) if any holder dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such holder’s death; and (b) if any holder dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such holder’s death. These requirements will be considered satisfied as to any portion of a holder’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the holder’s death. The designated beneficiary refers to a natural person designated by the holder as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased holder, the contract may be continued with the surviving spouse as the new holder.

The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to qualified contracts.

TAX QUALIFIED DISTRIBUTIONS UNDER THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDER

For tax qualified distributions under the Guaranteed Lifetime Withdrawal Benefit Rider, the following requirement is applicable.

B-3

Your GWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely pursuant to the following tax-qualified distribution program:

Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code (“Code”) Section 401 (a) (9) and the Treasury Regulations promulgated thereunder, as applicable, to a qualified retirement plan (Code Section 401), an individual retirement account (Code Section 408 (a)), or an individual retirement annuity (Code Section 408 (b)), which required minimum distribution is calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401 (a) (9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401 (a) (9)-9, Q&A-3), and for distributions where the owner dies before entire interest is distributed as described in Code Section 401 (a) (9) (B) (iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401 (a) (9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004). Only the proportional share allocable to this contract of any required minimum distribution is a tax qualified distribution.

Your right to make withdrawals pursuant to the tax-qualified distribution program described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates above, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines to comply with the Code and Treasury Regulations; and

(c)	No withdrawals (other than tax qualified distributions) are made from the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. If both the accumulation value of the contract and the GWB are depleted, tax qualified distributions in excess of the LWA are no longer permitted.

CALCULATION OF YIELD QUOTATIONS FOR THE RS MONEY MARKET VIP SERIES INVESTMENT DIVISION

The yield of the Investment Division of the Separate Account investing in the RS Money Market VIP Series represents the net change, exclusive of gains and losses realized by the Investment Division of the RS Money Market VIP Series and unrealized appreciation and depreciation with respect to the RS Money Market VIP Series’ portfolio of securities, in the value of a hypothetical pre-existing contract that is credited with one accumulation unit at the beginning of the period for which yield is determined (the “base period”). The base period generally will be a seven-day period. The current yield for a base period is calculated by dividing (1) the net change in the value of the contract for the base period (see “Accumulation Period” in the Prospectus) by (2) the value of the contract at the beginning of the base period and multiplying the result by 365/7. Deductions from purchase payments (for example, any applicable premium taxes) and any applicable contingent deferred sales charge assessed at the time of withdrawal or annuitization are not reflected in the computation of current yield of the Investment Division. The determination of net change in contract value reflects all deductions that are charged to a contract owner, in proportion to the length of the base period and the Investment Division’s average contract size. The current annualized yield of the RS Money Market VIP Series Investment Division for the 7-day period ended December 31, 2007 was 3.92%.

Yield also may be calculated on an effective or compound basis, which assumes continual reinvestment by the Investment Division throughout an entire year of net income earned by the Investment Division at the same rate as net income is earned in the base period. The effective or compound yield for a base period is calculated by (1) dividing (i) the net change in the value of the contract for the base period by (ii) the value of the contract as of the beginning of the base period, (2) adding 1 to the result, (3) raising the sum to a power equal to 365 divided by the number of days in the base period, and (4) subtracting 1 from the result. The effective annualized yield of the RS Money Market VIP Series Investment Division for the 7-day period ended December 31, 2007 was 3.93%.

B-4

The current and effective yields of the RS Money Market VIP Series Division will vary depending on prevailing interest rates, the operating expenses and the quality, maturity and type of instruments held in the RS Money Market VIP Series’ portfolio. Consequently, no yield quotation should be considered as representative of what the yield of the Investment Division may be for any specified period in the future. The yield is subject to fluctuation and is not guaranteed.

VALUATION OF ASSETS OF THE SEPARATE ACCOUNT

The value of Fund shares held in each Investment Division at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Fund has been suspended, or payment of redemption value has been postponed for the sole purpose of computing annuity payments, the shares held in the Separate Account (and corresponding annuity units) may be valued at fair value as determined in good faith by GIAC’s Board of Directors.

QUALIFIED PLAN TRANSFERABILITY RESTRICTIONS

Where a contract is owned in conjunction with a retirement plan qualified under the Code, a tax-sheltered annuity program or individual retirement account, and notwithstanding any other provisions of the contract, the contract owner may not change the ownership of the contract nor may the contract be sold, assigned or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than GIAC unless the contract owner is the trustee of an employee trust qualified under the Code, the custodian of a custodial account treated as such, or the employer under a qualified non-trusteed pension plan.

EXPERTS

The consolidated balance sheets of GIAC as of December 31, 2007 and 2006 and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2007 and the statement of assets and liabilities of Separate Account R as of December 31, 2007 and the related statement of operations for the year then ended and the statement of changes in net assets for the two years in the period ended December 31, 2007 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

B-5

FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT R

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

	RS Core Equity VIP Series	RS S&P 500 Index VIP Series

Assets:
Shares owned in underlying fund	778,125	3,468,241
Net asset value per share (NAV)	38.43	10.71

Total Assets (Shares x NAV)	$29,903,340	$37,144,864

Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	24,045	33,968

Net Assets	$29,879,295	$37,110,896

Net Assets: Regular Contract
Contract Value in accumulation period	$25,536,272	$31,764,503

Net Assets	$25,536,272	$31,764,503
Units Outstanding	1,851,303	2,454,813
Unit Value (accumulation)	$13.79	$12.94

Net Assets: 7 Year Enhanced Death Benefit Rider (EDBR)
Contract Value in accumulation period	$312,283	$807,607

Net Assets	$312,283	$807,607
Units Outstanding	22,819	62,908
Unit Value (accumulation)	$13.69	$12.84

Net Assets: 7 Year EDBR with Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR)
Contract Value in accumulation period	$12,488	$76,746

Net Assets	$12,488	$76,746
Units Outstanding	922	6,037
Unit Value (accumulation)	$13.55	$12.71

Net Assets: Contracts with LBR or EBR
Contract Value in accumulation period	$449,990	$1,679,204

Net Assets	$449,990	$1,679,204
Units Outstanding	32,947	131,060
Unit Value (accumulation)	$13.66	$12.81

Net Assets: Contracts with Contract Anniversary Enhanced Death Benefit (CAEDB) or LBR and EBR
Contract Value in accumulation period	$1,579,693	$1,252,851

Net Assets	$1,579,693	$1,252,851
Units Outstanding	116,809	98,755
Unit Value (accumulation)	$13.52	$12.69

Net Assets: Contracts with CAEDB and LBR or EBR
Contract Value in accumulation period	$77,216	$112,529

Net Assets	$77,216	$112,529
Units Outstanding	5,766	8,958
Unit Value (accumulation)	$13.39	$12.56

See notes to financial statements.

B-6

Investment Divisions
RS Asset Allocation VIP Series	RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Small Cap Core Equity VIP Series	RS International Growth VIP Series

370,537	1,018,423	647,206	458,870	414,501	999,244	1,905,586
10.65	7.90	9.91	12.60	10.95	11.82	24.09

$3,946,218	$8,045,541	$6,413,809	$5,781,767	$4,538,783	$11,811,063	$45,905,557

8,765	15,698	5,621	9,643	8,150	18,853	35,817

$3,937,453	$8,029,843	$6,408,188	$5,772,124	$4,530,633	$11,792,210	$45,869,740

$3,662,426	$6,713,260	$4,026,136	$4,568,526	$3,568,963	$8,961,561	$38,994,818

$3,662,426	$6,713,260	$4,026,136	$4,568,526	$3,568,963	$8,961,561	$38,994,818
289,597	581,455	381,767	331,284	295,864	707,055	2,241,625
$12.65	$11.55	$10.55	$13.79	$12.06	$12.67	$17.40

$34,507	$378,700	$56,595	$241,672	$103,505	$492,410	$1,027,974

$34,507	$378,700	$56,595	$241,672	$103,505	$492,410	$1,027,974
2,750	33,061	5,409	17,664	8,649	39,159	59,562
$12.55	$11.45	$10.46	$13.68	$11.97	$12.57	$17.26

$—	$44,220	$61,113	$—	$429	$—	$71,570

$—	$44,220	$61,113	$—	$429	$—	$71,570
—	3,899	5,899	—	36	—	4,188
$—	$11.34	$10.36	$—	$11.85	$—	$17.09

$94,332	$72,881	$1,765,190	$281,976	$304,357	$560,101	$1,345,257

$94,332	$72,881	$1,765,190	$281,976	$304,357	$560,101	$1,345,257
7,533	6,375	169,041	20,650	25,481	44,630	78,100
$12.52	$11.43	$10.44	$13.65	$11.94	$12.55	$17.22

$128,250	$529,170	$168,806	$249,583	$321,752	$1,026,000	$1,799,565

$128,250	$529,170	$168,806	$249,583	$321,752	$1,026,000	$1,799,565
10,343	46,748	16,326	18,460	27,205	82,566	105,513
$12.40	$11.32	$10.34	$13.52	$11.83	$12.43	$17.06

$2,478	$—	$166,545	$15,182	$49,027	$91,725	$88,663

$2,478	$—	$166,545	$15,182	$49,027	$91,725	$88,663
202	—	16,267	1,134	4,187	7,455	5,250
$12.28	$—	$10.24	$13.39	$11.71	$12.30	$16.89

B-7

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	RS Emerging Markets VIP Series	RS Investment Quality Bond VIP Series

Assets:
Shares owned in underlying fund	1,121,524	10,479,041
Net asset value per share (NAV)	29.44	11.95

Total Assets (Shares x NAV)	$33,017,656	$125,224,543

Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	32,675	101,142

Net Assets	$32,984,981	$125,123,401

Net Assets: Regular Contract
Contract Value in accumulation period	$27,404,501	$111,394,422

Net Assets	$27,404,501	$111,394,422
Units Outstanding	899,693	10,119,353
Unit Value (accumulation)	$30.46	$11.01

Net Assets: 7 Year Enhanced Death Benefit Rider (EDBR)
Contract Value in accumulation period	$1,024,212	$2,364,184

Net Assets	$1,024,212	$2,364,184
Units Outstanding	33,892	216,472
Unit Value (accumulation)	$30.22	$10.92

Net Assets: 7 Year EDBR with Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR)
Contract Value in accumulation period	$66,148	$179,560

Net Assets	$66,148	$179,560
Units Outstanding	2,211	16,604
Unit Value (accumulation)	$29.92	$10.81

Net Assets: Contracts with LBR or EBR
Contract Value in accumulation period	$936,338	$2,837,902

Net Assets	$936,338	$2,837,902
Units Outstanding	31,045	260,362
Unit Value (accumulation)	$30.16	$10.90

Net Assets: Contracts with Contract Anniversary Enhanced Death Benefit (CAEDB) or LBR and EBR
Contract Value in accumulation period	$2,119,655	$1,397,910

Net Assets	$2,119,655	$1,397,910
Units Outstanding	70,976	129,524
Unit Value (accumulation)	$29.86	$10.79

Net Assets: Contracts with CAEDB and LBR or EBR
Contract Value in accumulation period	$64,303	$145,702

Net Assets	$64,303	$145,702
Units Outstanding	2,175	13,634
Unit Value (accumulation)	$29.57	$10.69

See notes to financial statements.

B-8

Investment Divisions
RS MidCap Opportunities VIP Series	RS Global Natural Resources VIP Series	RS Value VIP Series	RS Equity Dividend VIP Series	The Information Age VIP Series	RS Money Market VIP Series	Gabelli Capital Asset

1,607	29,520	3,351	26,847	31,534	2,506,553	798,646
9.86	10.75	9.49	9.35	10.39	10.00	18.66

$15,844	$317,337	$31,804	$251,017	$327,642	$25,065,526	$14,902,731

85	921	131	1,840	794	249,596	13,725

$15,759	$316,416	$31,673	$249,177	$326,848	$24,815,930	$14,889,006

$14,355	$237,761	$17,316	$249,177	$304,598	$23,082,581	$10,389,469

$14,355	$237,761	$17,316	$249,177	$304,598	$23,082,581	$10,389,469
1,465	22,253	1,836	26,668	29,498	2,158,072	734,844
$9.80	$10.68	$9.43	$9.34	$10.33	$10.70	$14.14

$—	$—	$—	$—	$—	$586,635	$810,691

$—	$—	$—	$—	$—	$586,635	$810,691
—	—	—	—	—	55,282	57,795
$—	$—	$—	$—	$—	$10.61	$14.03

$—	$—	$—	$—	$—	$9,431	$1,860

$—	$—	$—	$—	$—	$9,431	$1,860
—	—	—	—	—	898	134
$—	$—	$—	$—	$—	$10.51	$13.89

$1,404	$—	$691	$—	$—	$188,385	$1,136,312

$1,404	$—	$691	$—	$—	$188,385	$1,136,312
143	—	73	—	—	17,788	81,169
$9.79	$—	$9.42	$—	$—	$10.59	$14.00

$—	$17,653	$5,893	$—	$—	$584,579	$2,162,725

$—	$17,653	$5,893	$—	$—	$584,579	$2,162,725
—	1,656	626	—	—	55,745	156,022
$—	$10.66	$9.41	$—	$—	$10.49	$13.86

$—	$—	$—	$—	$—	$—	$29,075

$—	$—	$—	$—	$—	$—	$29,075
—	—	—	—	—	—	2,118
$—	$—	$—	$—	$—	$—	$13.73

B-9

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	Value Line Centurion	Value Line Strategic Asset Management Trust

Assets:
Shares owned in underlying fund	85,234	417,206
Net asset value per share (NAV)	21.36	23.67

Total Assets (Shares x NAV)	$1,820,589	$9,875,268

Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	5,083	14,600

Net Assets	$1,815,506	$9,860,668

Net Assets: Regular Contract
Contract Value in accumulation period	$1,256,870	$7,473,233

Net Assets	$1,256,870	$7,473,233
Units Outstanding	89,532	531,767
Unit Value (accumulation)	$14.04	$14.05

Net Assets: 7 Year Enhanced Death Benefit Rider (EDBR)
Contract Value in accumulation period	$148,674	$172,789

Net Assets	$148,674	$172,789
Units Outstanding	10,675	12,393
Unit Value (accumulation)	$13.93	$13.94

Net Assets: 7 Year EDBR with Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR)
Contract Value in accumulation period	$—	$14,618

Net Assets	$—	$14,618
Units Outstanding	—	1,059
Unit Value (accumulation)	$—	$13.81

Net Assets: Contracts with LBR or EBR
Contract Value in accumulation period	$1,202	$389,217

Net Assets	$1,202	$389,217
Units Outstanding	86	27,970
Unit Value (accumulation)	$13.90	$13.92

Net Assets: Contracts with Contract Anniversary Enhanced Death Benefit (CAEDB) or LBR and EBR
Contract Value in accumulation period	$135,283	$1,186,899

Net Assets	$135,283	$1,186,899
Units Outstanding	9,829	86,141
Unit Value (accumulation)	$13.76	$13.78

Net Assets: Contracts with CAEDB and LBR or EBR
Contract Value in accumulation period	$50,312	$56,650

Net Assets	$50,312	$56,650
Units Outstanding	3,692	4,152
Unit Value (accumulation)	$13.63	$13.64

See notes to financial statements.

B-10

Investment Divisions
AIM V.I. Capital Appreciation Series II	AIM V.I. Basic Value Series II	AIM V.I. Government Securities Series II	AIM V.I. Mid Cap Core Equity Series II	AIM V.I. Core Equity Series II	Alger American Leveraged Allcap Class S	Alliance Bernstein Growth & Income Class B

477,282	235,963	409,771	167,981	10,680	60,665	157,056
28.95	12.62	11.99	14.45	28.88	54.57	26.55

$13,817,306	$2,977,859	$4,913,156	$2,427,319	$308,448	$3,310,501	$4,169,845

20,293	9,009	8,833	4,199	6,080	4,270	11,797

$13,797,013	$2,968,850	$4,904,323	$2,423,120	$302,368	$3,306,231	$4,158,048

$12,440,128	$2,153,955	$3,780,526	$1,941,824	$221,985	$3,091,341	$3,176,291

$12,440,128	$2,153,955	$3,780,526	$1,941,824	$221,985	$3,091,341	$3,176,291
1,000,933	175,389	354,442	142,817	17,388	172,713	240,477
$12.43	$12.28	$10.67	$13.60	$12.77	$17.90	$13.21

$229,195	$209	$90,090	$143,597	$8,541	$17,929	$91,916

$229,195	$209	$90,090	$143,597	$8,541	$17,929	$91,916
18,587	17	8,513	10,645	674	1,007	7,014
$12.33	$12.18	$10.58	$13.49	$12.67	$17.80	$13.10

$—	$—	$50,365	$—	$16,893	$—	$10,431

$—	$—	$50,365	$—	$16,893	$—	$10,431
—	—	4,807	—	1,347	—	804
$—	$—	$10.48	$—	$12.54	$—	$12.98

$357,640	$55,284	$340,026	$47,094	$11,324	$18,219	$125,548

$357,640	$55,284	$340,026	$47,094	$11,324	$18,219	$125,548
29,061	4,546	32,195	3,498	896	1,025	9,600
$12.31	$12.16	$10.56	$13.46	$12.64	$17.78	$13.08

$330,710	$681,618	$275,711	$237,180	$43,545	$50,070	$332,454

$330,710	$681,618	$275,711	$237,180	$43,545	$50,070	$332,454
27,140	56,610	26,365	17,792	3,479	2,836	25,672
$12.19	$12.04	$10.46	$13.33	$12.52	$17.66	$12.95

$1,397	$—	$33,604	$—	$—	$—	$91,387

$1,397	$—	$33,604	$—	$—	$—	$91,387
116	—	3,245	—	—	—	7,127
$12.07	$—	$10.35	$—	$—	$—	$12.82

B-11

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	Alliance Bernstein Large Cap Growth Class B	Alliance Bernstein Global Technology Class B

Assets:
Shares owned in underlying fund	80,780	91,948
Net asset value per share (NAV)	29.96	20.31

Total Assets (Shares x NAV)	$2,420,173	$1,867,458

Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	10,962	6,477

Net Assets	$2,409,211	$1,860,981

Net Assets: Regular Contract
Contract Value in accumulation period	$1,948,324	$1,680,716

Net Assets	$1,948,324	$1,680,716
Units Outstanding	151,628	137,896
Unit Value (accumulation)	$12.85	$12.19

Net Assets: 7 Year Enhanced Death Benefit Rider (EDBR)
Contract Value in accumulation period	$72,567	$10,625

Net Assets	$72,567	$10,625
Units Outstanding	5,692	879
Unit Value (accumulation)	$12.75	$12.09

Net Assets: 7 Year EDBR with Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR)
Contract Value in accumulation period	$—	$—

Net Assets	$—	$—
Units Outstanding	—	—
Unit Value (accumulation)	$—	$—

Net Assets: Contracts with LBR or EBR
Contract Value in accumulation period	$85,165	$57,118

Net Assets	$85,165	$57,118
Units Outstanding	6,694	4,733
Unit Value (accumulation)	$12.72	$12.07

Net Assets: Contracts with Contract Anniversary Enhanced Death Benefit (CAEDB) or LBR and EBR
Contract Value in accumulation period	$222,307	$50,130

Net Assets	$222,307	$50,130
Units Outstanding	17,646	4,195
Unit Value (accumulation)	$12.60	$11.95

Net Assets: Contracts with CAEDB and LBR or EBR
Contract Value in accumulation period	$—	$—

Net Assets	$—	$—
Units Outstanding	—	—
Unit Value (accumulation)	$—	$—

See notes to financial statements.

B-12

Investment Divisions
Alliance Bernstein Real Estate Investment Class B	Alliance Bernstein Value Class B	Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Balanced Service Class 2	Fidelity VIP Contrafund Service Class 2

477,071	257,198	113,053	421,832	3,158,515	348,013	4,591,489
16.20	13.79	14.27	11.45	14.48	15.65	27.46

$7,728,549	$3,546,767	$1,613,268	$4,829,970	$45,735,291	$5,446,403	$126,082,297

11,717	10,347	6,461	10,082	43,556	13,097	98,471

$7,716,832	$3,536,420	$1,606,807	$4,819,888	$45,691,735	$5,433,306	$125,983,826

$5,996,172	$2,198,220	$1,525,297	$3,596,196	$39,422,511	$4,664,271	$106,409,350

$5,996,172	$2,198,220	$1,525,297	$3,596,196	$39,422,511	$4,664,271	$106,409,350
364,956	173,598	127,117	271,167	3,117,480	372,703	6,537,522
$16.43	$12.66	$12.00	$13.26	$12.65	$12.51	$16.28

$86,014	$27,916	$24,128	$230,645	$647,611	$73,765	$2,332,058

$86,014	$27,916	$24,128	$230,645	$647,611	$73,765	$2,332,058
5,277	2,222	2,022	17,487	51,492	5,941	144,412
$16.30	$12.56	$11.93	$13.19	$12.58	$12.42	$16.15

$17,686	$—	$—	$3,917	$5,092	$11,675	$173,405

$17,686	$—	$—	$3,917	$5,092	$11,675	$173,405
1,096	—	—	299	408	950	10,845
$16.14	$—	$—	$13.10	$12.49	$12.29	$15.99

$483,305	$128,813	$10,808	$360,044	$880,335	$147,095	$4,926,618

$483,305	$128,813	$10,808	$360,044	$880,335	$147,095	$4,926,618
29,708	10,274	907	27,334	70,092	11,871	305,685
$16.27	$12.54	$11.92	$13.17	$12.56	$12.39	$16.12

$828,173	$284,830	$3,248	$284,067	$941,508	$388,935	$3,564,612

$828,173	$284,830	$3,248	$284,067	$941,508	$388,935	$3,564,612
51,413	22,943	274	21,714	75,475	31,698	223,371
$16.11	$12.41	$11.84	$13.08	$12.47	$12.27	$15.96

$84,966	$52,808	$—	$—	$81,113	$—	$219,106

$84,966	$52,808	$—	$—	$81,113	$—	$219,106
5,327	4,296	—	—	6,547	—	13,866
$15.95	$12.29	$—	$—	$12.39	$—	$15.80

B-13

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2

Assets:
Shares owned in underlying fund	989,110	76,011
Net asset value per share (NAV)	23.57	44.65

Total Assets (Shares x NAV)	$23,313,315	$3,393,896

Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	21,283	3,996

Net Assets	$23,292,032	$3,389,900

Net Assets: Regular Contract
Contract Value in accumulation period	$18,589,496	$2,731,629

Net Assets	$18,589,496	$2,731,629
Units Outstanding	1,407,816	209,551
Unit Value (accumulation)	$13.20	$13.04

Net Assets: 7 Year Enhanced Death Benefit Rider (EDBR)
Contract Value in accumulation period	$679,331	$40,815

Net Assets	$679,331	$40,815
Units Outstanding	51,855	3,156
Unit Value (accumulation)	$13.10	$12.93

Net Assets: 7 Year EDBR with Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR)
Contract Value in accumulation period	$1,424	$—

Net Assets	$1,424	$—
Units Outstanding	110	—
Unit Value (accumulation)	$12.97	$—

Net Assets: Contracts with LBR or EBR
Contract Value in accumulation period	$1,100,146	$167,519

Net Assets	$1,100,146	$167,519
Units Outstanding	84,143	12,979
Unit Value (accumulation)	$13.07	$12.91

Net Assets: Contracts with Contract Anniversary Enhanced Death Benefit (CAEDB) or LBR and EBR
Contract Value in accumulation period	$1,744,005	$233,157

Net Assets	$1,744,005	$233,157
Units Outstanding	134,713	18,243
Unit Value (accumulation)	$12.95	$12.78

Net Assets: Contracts with CAEDB and LBR or EBR
Contract Value in accumulation period	$137,632	$46,353

Net Assets	$137,632	$46,353
Units Outstanding	10,737	3,663
Unit Value (accumulation)	$12.82	$12.65

See notes to financial statements.

B-14

Investment Divisions
Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2	Templeton Growth Securities Class 2	Franklin Rising Dividends Securities Class 2	Franklin Small Cap Value Securities Class 2	MFS Research Bond Service Class	MFS Core Equity Service Class

3,839,661	1,488,243	674,273	1,290,543	1,213,468	339,047	13,922
12.54	35.63	15.44	19.27	17.10	11.51	17.07

$48,149,347	$53,026,099	$10,410,769	$24,868,772	$20,750,304	$3,902,426	$237,646

43,442	39,153	13,311	22,955	15,963	8,194	8,558

$48,105,905	$52,986,946	$10,397,458	$24,845,817	$20,734,341	$3,894,232	$229,088

$42,490,779	$42,064,907	$8,941,246	$21,105,241	$17,543,259	$1,989,662	$215,284

$42,490,779	$42,064,907	$8,941,246	$21,105,241	$17,543,259	$1,989,662	$215,284
3,955,216	2,411,472	619,792	1,724,660	1,239,653	185,162	16,675
$10.74	$17.44	$14.43	$12.24	$14.15	$10.75	$12.91

$322,017	$1,402,257	$241,196	$332,326	$435,223	$41,459	$2,242

$322,017	$1,402,257	$241,196	$332,326	$435,223	$41,459	$2,242
30,213	81,026	16,852	27,372	30,998	3,889	175
$10.66	$17.31	$14.31	$12.14	$14.04	$10.66	$12.81

$83,979	$62,864	$986	$11,629	$—	$51,700	$—

$83,979	$62,864	$986	$11,629	$—	$51,700	$—
7,957	3,669	70	967	—	4,898	—
$10.55	$17.14	$14.17	$12.02	$—	$10.56	$—

$1,907,715	$1,668,596	$205,806	$653,279	$699,392	$975,217	$11,562

$1,907,715	$1,668,596	$205,806	$653,279	$699,392	$975,217	$11,562
179,342	96,606	14,408	53,914	49,912	91,657	905
$10.64	$17.27	$14.28	$12.12	$14.01	$10.64	$12.78

$303,065	$3,584,581	$428,632	$1,321,969	$1,279,233	$455,038	$—

$303,065	$3,584,581	$428,632	$1,321,969	$1,279,233	$455,038	$—
28,774	209,596	30,305	110,184	92,198	43,192	—
$10.53	$17.10	$14.14	$12.00	$13.87	$10.54	$—

$187,896	$244,976	$37,612	$91,386	$39,604	$23,648	$—

$187,896	$244,976	$37,612	$91,386	$39,604	$23,648	$—
18,016	14,466	2,686	7,692	2,883	2,267	—
$10.43	$16.93	$14.00	$11.88	$13.74	$10.43	$—

B-15

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	MFS Emerging Growth Service Class	MFS Investor Trust Service Class

Assets:
Shares owned in underlying fund	56,831	52,570
Net asset value per share (NAV)	24.61	23.39

Total Assets (Shares x NAV)	$1,398,609	$1,229,619

Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	9,979	1,449

Net Assets	$1,388,630	$1,228,170

Net Assets: Regular Contract
Contract Value in accumulation period	$1,149,169	$1,088,269

Net Assets	$1,149,169	$1,088,269
Units Outstanding	80,333	79,906
Unit Value (accumulation)	$14.31	$13.62

Net Assets: 7 Year Enhanced Death Benefit Rider (EDBR)
Contract Value in accumulation period	$3,999	$27,391

Net Assets	$3,999	$27,391
Units Outstanding	282	2,027
Unit Value (accumulation)	$14.19	$13.51

Net Assets: 7 Year EDBR with Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR)
Contract Value in accumulation period	$—	$—

Net Assets	$—	$—
Units Outstanding	—	—
Unit Value (accumulation)	$—	$—

Net Assets: Contracts with LBR or EBR
Contract Value in accumulation period	$100,437	$82,845

Net Assets	$100,437	$82,845
Units Outstanding	7,091	6,143
Unit Value (accumulation)	$14.16	$13.49

Net Assets: Contracts with Contract Anniversary Enhanced Death Benefit (CAEDB) or LBR and EBR
Contract Value in accumulation period	$85,343	$20,028

Net Assets	$85,343	$20,028
Units Outstanding	6,085	1,500
Unit Value (accumulation)	$14.03	$13.35

Net Assets: Contracts with CAEDB and LBR or EBR
Contract Value in accumulation period	$—	$—

Net Assets	$—	$—
Units Outstanding	—	—
Unit Value (accumulation)	$—	$—

See notes to financial statements.

B-16

Investment Divisions
MFS New Discovery Service Class	MFS Strategic Income Service Class	MFS Total Return Service Class	Van Kampen Life Investment Trust Government Class II	Van Kampen Life Investment Trust Growth & Income Class II

95,711	131,280	1,318,373	481,949	589,370
16.31	10.40	21.44	9.51	21.31

$1,561,049	$1,365,317	$28,265,907	$4,583,332	$12,559,465

6,348	6,704	24,188	10,757	16,198

$1,554,701	$1,358,613	$28,241,719	$4,572,575	$12,543,267

$1,098,084	$1,061,440	$22,989,055	$3,448,100	$10,315,586

$1,098,084	$1,061,440	$22,989,055	$3,448,100	$10,315,586
99,174	94,884	1,880,704	310,777	750,404
$11.07	$11.19	$12.22	$11.10	$13.75

$7,551	$845	$873,249	$159,570	$307,233

$7,551	$845	$873,249	$159,570	$307,233
687	76	72,006	14,496	22,527
$10.99	$11.10	$12.13	$11.01	$13.64

$—	$—	$116,253	$1,986	$25,909

$—	$—	$116,253	$1,986	$25,909
—	—	9,681	182	1,919
$—	$—	$12.01	$10.90	$13.50

$52,456	$46,011	$793,465	$520,689	$433,784

$52,456	$46,011	$793,465	$520,689	$433,784
4,785	4,154	65,557	47,396	31,869
$10.96	$11.08	$12.10	$10.99	$13.61

$96,388	$163,702	$1,991,730	$244,400	$766,144

$96,388	$163,702	$1,991,730	$244,400	$766,144
8,879	14,926	166,193	22,467	56,845
$10.86	$10.97	$11.98	$10.88	$13.48

$4,716	$59,517	$195,711	$33,544	$152,716

$4,716	$59,517	$195,711	$33,544	$152,716
439	5,480	16,493	3,114	11,444
$10.75	$10.86	$11.87	$10.77	$13.35

B-17

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	RS Core Equity VIP Series	RS S&P 500 Index VIP Series

Net Assets: Guaranteed Minimum Death Benefit Rider (GMDB)
Contract Value in accumulation period	$1,792,852	$1,245,729

Net Assets	$1,792,852	$1,245,729
Units Outstanding	129,334	100,702
Unit Value (accumulation)	$13.86	$12.37

Net Assets: GMDB and LBR or EBR
Contract Value in accumulation period	$58,089	$68,040

Net Assets	$58,089	$68,040
Units Outstanding	4,219	5,538
Unit Value (accumulation)	$13.77	$12.29

Net Assets: Total
Contract Value in accumulation period	$29,818,883	$37,007,209
Contracts in Payout (annuitization) period	60,412	103,687

Net Assets	$29,879,295	$37,110,896

Cost Of Shares In Underlying Fund	$26,463,412	$33,204,704

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

	RS Core Equity VIP Series	RS S&P 500 Index VIP Series

2007 Investment Income
Income:
Reinvested dividends	$268,846	$642,890
Expenses:
Mortality expense risk and administrative charges	338,178	520,697

Net investment income/(expense)	(69,332)	122,193

2007 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	551,786	655,183
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	551,786	655,183
Net change in unrealized appreciation/(depreciation) of investments	1,806,488	347,649

Net realized and unrealized gain/(loss) from investments	2,358,274	1,002,832

2007 Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,288,942	$1,125,025

See notes to financial statements.

B-18

Investment Divisions
RS Asset Allocation VIP Series	RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Small Cap Core Equity VIP Series	RS International Growth VIP Series

$15,460	$267,787	$99,192	$287,412	$182,144	$572,121	$2,372,861

$15,460	$267,787	$99,192	$287,412	$182,144	$572,121	$2,372,861
1,280	24,362	9,335	23,099	16,477	45,061	152,882
$12.08	$10.99	$10.63	$12.44	$11.05	$12.70	$15.52

$—	$—	$63,064	$—	$318	$45,147	$85,313

$—	$—	$63,064	$—	$318	$45,147	$85,313
—	—	5,975	—	29	3,580	5,534
$—	$—	$10.55	$—	$10.98	$12.61	$15.42

$3,937,453	$8,006,018	$6,406,641	$5,644,351	$4,530,495	$11,749,065	$45,786,021
—	23,825	1,547	127,773	138	43,145	83,719

$3,937,453	$8,029,843	$6,408,188	$5,772,124	$4,530,633	$11,792,210	$45,869,740

$3,579,895	$8,642,592	$6,429,954	$6,243,866	$5,299,389	$14,766,219	$37,836,076

Investment Divisions
RS Asset Allocation VIP Series	RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Small Cap Core Equity VIP Series	RS International Growth VIP Series

$89,694	$624,072	$263,710	$84,926	$—	$100,577	$1,506,489

56,078	119,764	93,686	88,865	67,923	181,624	583,799

33,616	504,308	170,024	(3,939)	(67,923)	(81,047)	922,690

41,111	434	5,711	145,539	(75,899)	(25,386)	1,009,655
—	—	—	401,383	204,693	2,817,930	—

41,111	434	5,711	546,922	128,794	2,792,544	1,009,655
58,252	(545,367)	49,396	(621,117)	(253,655)	(2,399,941)	2,688,399

99,363	(544,933)	55,107	(74,195)	(124,861)	392,603	3,698,054

$132,979	$(40,625)	$225,131	$(78,134)	$(192,784)	$311,556	$4,620,744

B-19

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	RS Emerging Markets VIP Series	RS Investment Quality Bond VIP Series

Net Assets: Guaranteed Minimum Death Benefit Rider (GMDB)
Contract Value in accumulation period	$1,215,743	$6,201,283

Net Assets	$1,215,743	$6,201,283
Units Outstanding	47,430	573,406
Unit Value (accumulation)	$25.63	$10.81

Net Assets: GMDB and LBR or EBR
Contract Value in accumulation period	$69,654	$162,877

Net Assets	$69,654	$162,877
Units Outstanding	2,736	15,164
Unit Value (accumulation)	$25.46	$10.74

Net Assets: Total
Contract Value in accumulation period	$32,900,554	$124,683,840
Contracts in Payout (annuitization) period	84,427	439,561

Net Assets	$32,984,981	$125,123,401

Cost Of Shares In Underlying Fund	$28,996,020	$125,058,018

STATEMENT OF OPERATIONS

Year Ended December 31, 2007 (continued)

	RS Emerging Markets VIP Series	RS Investment Quality Bond VIP Series

2007 Investment Income
Income:
Reinvested dividends	$575,118	$5,590,268
Expenses:
Mortality expense risk and administrative charges	409,479	1,509,170

Net investment income/(expense)	165,639	4,081,098

2007 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	2,962,614	(9,449)
Reinvested realized gain distributions	4,975,419	—

Net realized gain/(loss) on investments	7,938,033	(9,449)
Net change in unrealized appreciation/(depreciation) of investments	1,650,190	1,082,210

Net realized and unrealized gain/(loss) from investments	9,588,223	1,072,761

2007 Net Increase/(Decrease) in Net Assets Resulting from Operations	$9,753,862	$5,153,859

See notes to financial statements.

B-20

Investment Divisions
RS MidCap Opportunities VIP Series	RS Global Natural Resources VIP Series	RS Value VIP Series	RS Equity Dividend VIP Series	The Information Age VIP Series	RS Money Market VIP Series	Gabelli Capital Asset

$—	$39,175	$7,773	$—	$22,250	$290,488	$352,479

$—	$39,175	$7,773	$—	$22,250	$290,488	$352,479
—	3,671	825	—	2,157	27,262	26,521
$—	$10.67	$9.42	$—	$10.31	$10.66	$13.29

$—	$—	$—	$—	$—	$—	$5,902

$—	$—	$—	$—	$—	$—	$5,902
—	—	—	—	—	—	447
$—	$—	$—	$—	$—	$—	$13.20

$15,759	$294,589	$31,673	$249,177	$326,848	$24,742,099	$14,888,513
—	21,827	—	—	—	73,831	493

$15,759	$316,416	$31,673	$249,177	$326,848	$24,815,930	$14,889,006

$15,917	$309,509	$32,729	$266,543	$345,027	$25,065,526	$15,034,812

Investment Divisions
RS MidCap Opportunities VIP Series	RS Global Natural Resources VIP Series	RS Value VIP Series	RS Equity Dividend VIP Series	The Information Age VIP Series	RS Money Market VIP Series	Gabelli Capital Asset

$—	$—	$—	$1,194	$—	$835,367	$70,680

85	921	131	1,840	794	306,752	226,826

(85)	(921)	(131)	(646)	(794)	528,615	(156,146)

4,128	2,652	—	—	(138)	—	274,491
—	—	3	1,350	—	—	1,125,720

4,128	2,652	3	1,350	(138)	—	1,400,211
(73)	7,828	(924)	(15,525)	(17,385)	—	(341,150)

4,055	10,480	(921)	(14,175)	(17,523)	—	1,059,061

$3,970	$9,559	$(1,052)	$(14,821)	$(18,317)	$528,615	$902,915

B-21

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	Value Line Centurion	Value Line Strategic Asset Management Trust

Net Assets: Guaranteed Minimum Death Benefit Rider (GMDB)
Contract Value in accumulation period	$182,652	$541,466

Net Assets	$182,652	$541,466
Units Outstanding	13,598	41,988
Unit Value (accumulation)	$13.43	$12.90

Net Assets: GMDB and LBR or EBR
Contract Value in accumulation period	$—	$25,796

Net Assets	$—	$25,796
Units Outstanding	—	2,014
Unit Value (accumulation)	$—	$12.81

Net Assets: Total
Contract Value in accumulation period	$1,774,993	$9,860,668
Contracts in Payout (annuitization) period	40,513	—

Net Assets	$1,815,506	$9,860,668

Cost Of Shares In Underlying Fund	$1,697,157	$9,033,382

STATEMENT OF OPERATIONS

Year Ended December 31, 2007 (continued)

	Value Line Centurion	Value Line Strategic Asset Management Trust

2007 Investment Income
Income:
Reinvested dividends	$—	$91,641
Expenses:
Mortality expense risk and administrative charges	26,742	151,721

Net investment income/(expense)	(26,742)	(60,080)

2007 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	20,862	197,599
Reinvested realized gain distributions	121,062	1,048,251

Net realized gain/(loss) on investments	141,924	1,245,850
Net change in unrealized appreciation/(depreciation) of investments	151,460	19,380

Net realized and unrealized gain/(loss) from investments	293,384	1,265,230

2007 Net Increase/(Decrease) in Net Assets Resulting from Operations	$266,642	$1,205,150

See notes to financial statements.

B-22

Investment Divisions
AIM V.I. Capital Appreciation Series II	AIM V.I. Basic Value Series II	AIM V.I. Government Securities Series II	AIM V.I. Mid Cap Core Equity Series II	AIM V.I. Core Equity Series II	Alger American Leveraged Allcap Class S	Alliance Bernstein Growth & Income Class B

$437,916	$71,003	$66,336	$53,425	$80	$66,731	$224,952

$437,916	$71,003	$66,336	$53,425	$80	$66,731	$224,952
34,962	6,093	6,247	4,318	6	3,759	18,286
$12.53	$11.65	$10.62	$12.37	$12.59	$17.75	$12.30

$—	$—	$—	$—	$—	$—	$68,866

$—	$—	$—	$—	$—	$—	$68,866
—	—	—	—	—	—	5,636
$—	$—	$—	$—	$—	$—	$12.22

$13,796,986	$2,962,069	$4,636,658	$2,423,120	$302,368	$3,244,290	$4,121,845
27	6,781	267,665	—	—	61,941	36,203

$13,797,013	$2,968,850	$4,904,323	$2,423,120	$302,368	$3,306,231	$4,158,048

$12,072,688	$2,846,811	$4,907,493	$2,296,503	$265,060	$2,924,198	$3,888,810

Investment Divisions
AIM V.I. Capital Appreciation Series II	AIM V.I. Basic Value Series II	AIM V.I. Government Securities Series II	AIM V.I. Mid Cap Core Equity Series II	AIM V.I. Core Equity Series II	Alger American Leveraged Allcap Class S	Alliance Bernstein Growth & Income Class B

$—	$10,280	$174,148	$1,180	$2,865	$—	$47,239

193,598	47,913	68,106	36,859	4,884	28,662	62,134

(193,598)	(37,633)	106,042	(35,679)	(2,019)	(28,662)	(14,895)

248,523	79,583	(5,454)	26,048	16,498	159,993	112,575
—	172,834	—	35,464	—	—	194,315

248,523	252,417	(5,454)	61,512	16,498	159,993	306,890
1,168,062	(221,937)	101,322	142,736	2,755	344,313	(170,897)

1,416,585	30,480	95,868	204,248	19,253	504,306	135,993

$1,222,987	$(7,153)	$201,910	$168,569	$17,234	$475,644	$121,098

B-23

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	Alliance Bernstein Large Cap Growth Class B	Alliance Bernstein Global Technology Class B

Net Assets: Guaranteed Minimum Death Benefit Rider (GMDB)
Contract Value in accumulation period	$80,462	$25,016

Net Assets	$80,462	$25,016
Units Outstanding	6,052	1,761
Unit Value (accumulation)	$13.29	$14.20

Net Assets: GMDB and LBR or EBR
Contract Value in accumulation period	$—	$—

Net Assets	$—	$—
Units Outstanding	—	—
Unit Value (accumulation)	$—	$—

Net Assets: Total
Contract Value in accumulation period	$2,408,825	$1,823,605
Contracts in Payout (annuitization) period	386	37,376

Net Assets	$2,409,211	$1,860,981

Cost Of Shares In Underlying Fund	$2,094,188	$1,570,120

STATEMENT OF OPERATIONS

Year Ended December 31, 2007 (continued)

	Alliance Bernstein Large Cap Growth Class B	Alliance Bernstein Global Technology Class B

2007 Investment Income
Income:
Reinvested dividends	$—	$—
Expenses:
Mortality expense risk and administrative charges	32,858	23,098

Net investment income/(expense)	(32,858)	(23,098)

2007 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	94,946	86,295
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	94,946	86,295
Net change in unrealized appreciation/(depreciation) of investments	165,358	173,071

Net realized and unrealized gain/(loss) from investments	260,304	259,366

2007 Net Increase/(Decrease) in Net Assets Resulting from Operations	$227,446	$236,268

See notes to financial statements.

B-24

Investment Divisions
Alliance Bernstein Real Estate Investment Class B	Alliance Bernstein Value Class B	Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Balanced Service Class 2	Fidelity VIP Contrafund Service Class 2

$189,916	$842,880	$38,294	$245,870	$3,692,741	$142,216	$7,829,628

$189,916	$842,880	$38,294	$245,870	$3,692,741	$142,216	$7,829,628
14,299	71,816	3,218	18,692	294,415	11,466	540,570
$13.28	$11.74	$11.90	$13.15	$12.54	$12.40	$14.48

$20,795	$—	$4,924	$96,558	$5,383	$5,349	$198,706

$20,795	$—	$4,924	$96,558	$5,383	$5,349	$198,706
1,576	—	417	7,391	432	434	13,813
$13.19	$—	$11.82	$13.06	$12.46	$12.32	$14.39

$7,707,027	$3,535,467	$1,606,699	$4,817,297	$45,676,294	$5,433,306	$125,653,483
9,805	953	108	2,591	15,441	—	330,343

$7,716,832	$3,536,420	$1,606,807	$4,819,888	$45,691,735	$5,433,306	$125,983,826

$9,421,821	$3,519,062	$1,716,470	$7,447,457	$43,991,203	$5,026,640	$138,946,201

Investment Divisions
Alliance Bernstein Real Estate Investment Class B	Alliance Bernstein Value Class B	Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Balanced Service Class 2	Fidelity VIP Contrafund Service Class 2

$146,476	$44,665	$18,809	$204,051	$528,981	$152,577	$877,421

173,027	57,638	22,646	87,040	573,298	77,212	1,494,446

(26,551)	(12,973)	(3,837)	117,011	(44,317)	75,365	(617,025)

(211,010)	106,728	47,133	66,550	462,132	69,377	1,123,048
2,112,764	102,021	93,027	1,495,160	1,773,057	181,997	29,924,977

1,901,754	208,749	140,160	1,561,710	2,235,189	251,374	31,048,025
(3,674,062)	(426,494)	(264,929)	(2,762,955)	(1,314,617)	(8,712)	(16,435,671)

(1,772,308)	(217,745)	(124,769)	(1,201,245)	920,572	242,662	14,612,354

$(1,798,859)	$(230,718)	$(128,606)	$(1,084,234)	$876,255	$318,027	$13,995,329

B-25

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2

Net Assets: Guaranteed Minimum Death Benefit Rider (GMDB)
Contract Value in accumulation period	$1,037,572	$103,211

Net Assets	$1,037,572	$103,211
Units Outstanding	83,322	7,270
Unit Value (accumulation)	$12.45	$14.20

Net Assets: GMDB and LBR or EBR
Contract Value in accumulation period	$—	$—

Net Assets	$—	$—
Units Outstanding	—	—
Unit Value (accumulation)	$—	$—

Net Assets: Total
Contract Value in accumulation period	$23,289,606	$3,322,684
Contracts in Payout (annuitization) period	2,426	67,216

Net Assets	$23,292,032	$3,389,900

Cost Of Shares In Underlying Fund	$24,700,893	$2,629,014

STATEMENT OF OPERATIONS

Year Ended December 31, 2007 (continued)

	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2

2007 Investment Income
Income:
Reinvested dividends	$390,153	$9,451
Expenses:
Mortality expense risk and administrative charges	344,760	43,642

Net investment income/(expense)	45,393	(34,191)

2007 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	299,031	114,980
Reinvested realized gain distributions	1,968,115	2,094

Net realized gain/(loss) on investments	2,267,146	117,074
Net change in unrealized appreciation/(depreciation) of investments	(2,448,745)	495,859

Net realized and unrealized gain/(loss) from investments	(181,599)	612,933

2007 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(136,206)	$578,742

See notes to financial statements.

B-26

Investment Divisions
Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2	Templeton Growth Securities Class 2	Franklin Rising Dividends Securities Class 2	Franklin Small Cap Value Securities Class 2	MFS Research Bond Service Class	MFS Core Equity Service Class

$2,613,962	$3,721,733	$402,101	$1,256,590	$659,110	$134,371	$—

$2,613,962	$3,721,733	$402,101	$1,256,590	$659,110	$134,371	$—
246,972	257,130	31,519	108,514	55,031	12,794	—
$10.58	$14.47	$12.76	$11.58	$11.98	$10.50	$—

$134,975	$80,380	$—	$2,152	$43,758	$47,533	$—

$134,975	$80,380	$—	$2,152	$43,758	$47,533	$—
12,840	5,591	—	187	3,678	4,557	—
$10.51	$14.38	$—	$11.51	$11.90	$10.43	$—

$48,044,388	$52,830,294	$10,257,579	$24,774,572	$20,699,579	$3,718,628	$229,088
61,517	156,652	139,879	71,245	34,762	175,604	—

$48,105,905	$52,986,946	$10,397,458	$24,845,817	$20,734,341	$3,894,232	$229,088

$47,239,346	$47,933,417	$9,531,483	$24,952,405	$21,878,963	$3,879,722	$213,784

Investment Divisions
Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2	Templeton Growth Securities Class 2	Franklin Rising Dividends Securities Class 2	Franklin Small Cap Value Securities Class 2	MFS Research Bond Service Class	MFS Core Equity Service Class

$1,067,965	$216,937	$137,939	$487,050	$98,579	$118,200	$204

547,406	680,894	154,342	311,908	244,631	60,640	3,862

520,559	(463,957)	(16,403)	175,142	(146,052)	57,560	(3,658)

(29,901)	473,342	392,098	229,314	250,663	(44,865)	21,726
—	3,349,736	440,122	298,728	1,013,676	—	—

(29,901)	3,823,078	832,220	528,042	1,264,339	(44,865)	21,726
536,953	1,763,432	(772,715)	(1,876,392)	(2,268,627)	71,813	194

507,052	5,586,510	59,505	(1,348,350)	(1,004,288)	26,948	21,920

$1,027,611	$5,122,553	$43,102	$(1,173,208)	$(1,150,340)	$84,508	$18,262

B-27

The Guardian Separate Account R

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	MFS Emerging Growth Service Class	MFS Investor Trust Service Class

Net Assets: Guaranteed Minimum Death Benefit Rider (GMDB)
Contract Value in accumulation period	$16,010	$4,140

Net Assets	$16,010	$4,140
Units Outstanding	1,119	323
Unit Value (accumulation)	$14.30	$12.82

Net Assets: GMDB and LBR or EBR
Contract Value in accumulation period	$—	$5,497

Net Assets	$—	$5,497
Units Outstanding	—	432
Unit Value (accumulation)	$—	$12.73

Net Assets: Total
Contract Value in accumulation period	$1,354,958	$1,228,170
Contracts in Payout (annuitization) period	33,672	—

Net Assets	$1,388,630	$1,228,170

Cost Of Shares In Underlying Fund	$1,209,795	$1,065,965

STATEMENT OF OPERATIONS

Year Ended December 31, 2007 (continued)

	MFS Emerging Growth Service Class	MFS Investor Trust Service Class

2007 Investment Income
Income:
Reinvested dividends	$—	$6,095
Expenses:
Mortality expense risk and administrative charges	18,709	16,721

Net investment income/(expense)	(18,709)	(10,626)

2007 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	121,951	26,564
Reinvested realized gain distributions	—	8,848

Net realized gain/(loss) on investments	121,951	35,412
Net change in unrealized appreciation/(depreciation) of investments	91,791	60,265

Net realized and unrealized gain/(loss) from investments	213,742	95,677

2007 Net Increase/(Decrease) in Net Assets Resulting from Operations	$195,033	$85,051

See notes to financial statements.

B-28

Investment Divisions
MFS New Discovery Service Class	MFS Strategic Income Service Class	MFS Total Return Service Class	Van Kampen Life Investment Trust Government Class II	Van Kampen Life Investment Trust Growth & Income Class II

$295,381	$27,098	$1,095,083	$49,043	$536,401

$295,381	$27,098	$1,095,083	$49,043	$536,401
23,224	2,517	95,884	4,529	43,304
$12.72	$10.76	$11.42	$10.83	$12.39

$—	$—	$43,003	$109,862	$5,167

$—	$—	$43,003	$109,862	$5,167
—	—	3,791	10,216	420
$—	$—	$11.34	$10.75	$12.30

$1,554,576	$1,358,613	$28,097,549	$4,567,194	$12,542,940
125	—	144,170	5,381	327

$1,554,701	$1,358,613	$28,241,719	$4,572,575	$12,543,267

$1,537,059	$1,351,320	$27,322,514	$4,446,782	$11,782,954

Investment Divisions
MFS New Discovery Service Class	MFS Strategic Income Service Class	MFS Total Return Service Class	Van Kampen Life Investment Trust Government Class II	Van Kampen Life Investment Trust Growth & Income Class II

$—	$55,061	$629,096	$187,946	$167,744

23,971	19,919	419,352	66,257	193,598

(23,971)	35,142	209,744	121,689	(25,854)

64,730	(20,181)	118,149	(10,124)	183,474
112,457	—	655,757	—	451,760

177,187	(20,181)	773,906	(10,124)	635,234
(158,158)	6,239	(422,746)	116,436	(508,171)

19,029	(13,942)	351,160	106,312	127,063

$(4,942)	$21,200	$560,904	$228,001	$101,209

B-29

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2006 and 2007

	RS Core Equity VIP Series	RS S&P 500 Index VIP Series

2006 Increase/(Decrease) from Operations
Net investment income/(expense)	$50,164	$74,439
Net realized gain/(loss) from sale of investments	74,400	153,185
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	1,427,515	2,905,866

Net increase/(decrease) resulting from operations	1,552,079	3,133,490

2006 Contract Transactions
Contract purchase payments	9,629,429	13,060,620
Transfers between investment divisions, net	(263,636)	(475,245)
Transfers on account of death	(12,120)	(159,407)
Transfer of annuity benefits, surrenders and partial withdrawals	(233,958)	(894,607)
Contract fees	(6,264)	(21,545)
Transfers–other	(8,830)	(28,109)

Net increase/(decrease) from contract transactions	9,104,621	11,481,707

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	10,656,700	14,615,197
Net Assets at December 31, 2005	4,044,480	15,235,550

Net Assets at December 31, 2006	$14,701,180	$29,850,747

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$(69,332)	$122,193
Net realized gain/(loss) from sale of investments	551,786	655,183
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	1,806,488	347,649

Net increase/(decrease) resulting from operations	2,288,942	1,125,025

2007 Contract Transactions
Contract purchase payments	10,547,905	8,188,029
Transfers between investment divisions, net	3,114,691	(261,142)
Transfers on account of death	(251,760)	(348,285)
Transfer of annuity benefits, surrenders and partial withdrawals	(727,634)	(1,381,096)
Contract fees	(5,201)	(9,719)
Transfers–other	211,172	(52,663)

Net increase/(decrease) from contract transactions	12,889,173	6,135,124

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	15,178,115	7,260,149
Net Assets at December 31, 2006	14,701,180	29,850,747

Net Assets at December 31, 2007	$29,879,295	$37,110,896

See notes to financial statements.

B-30

Investment Divisions
RS Asset Allocation VIP Series	RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Small Cap Core Equity VIP Series	RS International Growth VIP Series

$81,144	$382,891	$127,530	$(11,341)	$(42,801)	$(132,827)	$(94,070)
124,253	8,142	(8,569)	51,511	(514)	(48,497)	181,786
—	—	—	272,479	669,728	879,499	—
168,449	81,979	8,104	321,707	(387,851)	477,402	3,978,365

373,846	473,012	127,065	634,356	238,562	1,175,577	4,066,081

419,743	1,415,397	869,420	2,074,883	1,061,163	2,202,583	15,527,234
495,247	657,105	428,006	139,242	92,035	345,405	649,080
(29,121)	(60,506)	(24,267)	(85,386)	(79,377)	(7,953)	(79,384)
(655,965)	(286,098)	(187,324)	(73,992)	(106,562)	(340,757)	(845,339)
(6,111)	(8,486)	(7,688)	(4,775)	(6,658)	(15,682)	(18,380)
(469)	(1,233)	(1,633)	(10,261)	(1,381)	(2,892)	(13,333)

223,324	1,716,179	1,076,514	2,039,711	959,220	2,180,704	15,219,878

—	—	—	—	—	—	—

597,170	2,189,191	1,203,579	2,674,067	1,197,782	3,356,281	19,285,959
2,919,764	5,097,530	4,236,022	2,502,039	2,698,602	6,768,958	11,393,104

$3,516,934	$7,286,721	$5,439,601	$5,176,106	$3,896,384	$10,125,239	$30,679,063

$33,616	$504,308	$170,024	$(3,939)	$(67,923)	$(81,047)	$922,690
41,111	434	5,711	145,539	(75,899)	(25,386)	1,009,655
—	—	—	401,383	204,693	2,817,930	—
58,252	(545,367)	49,396	(621,117)	(253,655)	(2,399,941)	2,688,399

132,979	(40,625)	225,131	(78,134)	(192,784)	311,556	4,620,744

379,686	1,566,830	1,927,647	1,351,091	958,659	1,780,415	13,190,164
(3,913)	(214,841)	(636,825)	437,360	23,315	94,293	(803,894)
(3,410)	—	(9,515)	(762)	(751)	(9,349)	(195,228)
(105,040)	(599,136)	(576,432)	(1,109,234)	(160,612)	(556,446)	(1,658,400)
(1,840)	(2,190)	(1,515)	(2,089)	(1,756)	(4,079)	(9,922)
22,057	33,084	40,096	(2,214)	8,178	50,581	47,213

287,540	783,747	743,456	674,152	827,033	1,355,415	10,569,933

—	—	—	—	—	—	—

420,519	743,122	968,587	596,018	634,249	1,666,971	15,190,677
3,516,934	7,286,721	5,439,601	5,176,106	3,896,384	10,125,239	30,679,063

$3,937,453	$8,029,843	$6,408,188	$5,772,124	$4,530,633	$11,792,210	$45,869,740

B-31

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2006 and 2007 (continued)

	RS Emerging Markets VIP Series	RS Investment Quality Bond VIP Series

2006 Increase/(Decrease) from Operations
Net investment income/(expense)	$(123,610)	$1,963,032
Net realized gain/(loss) from sale of investments	929,089	(14,151)
Reinvested realized gain distributions	3,053,885	2,266
Net change in unrealized appreciation/(depreciation) of investments	592,497	(235,730)

Net increase/(decrease) resulting from operations	4,451,861	1,715,417

2006 Contract Transactions
Contract purchase payments	5,283,168	47,292,907
Transfers between investment divisions, net	2,871,855	895,636
Transfers on account of death	(36,496)	(174,432)
Transfer of annuity benefits, surrenders and partial withdrawals	(559,758)	(1,293,992)
Contract fees	(19,106)	(18,922)
Transfers–other	2,415	(98,786)

Net increase/(decrease) from contract transactions	7,542,078	46,602,411

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	456,561

Total Increase/(Decrease) in Net Assets	11,993,939	48,774,389
Net Assets at December 31, 2005	9,331,269	26,770,455

Net Assets at December 31, 2006	$21,325,208	$75,544,844

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$165,639	$4,081,098
Net realized gain/(loss) from sale of investments	2,962,614	(9,449)
Reinvested realized gain distributions	4,975,419	—
Net change in unrealized appreciation/(depreciation) of investments	1,650,190	1,082,210

Net increase/(decrease) resulting from operations	9,753,862	5,153,859

2007 Contract Transactions
Contract purchase payments	3,789,629	46,937,304
Transfers between investment divisions, net	(366,839)	1,629,754
Transfers on account of death	(157,993)	(312,717)
Transfer of annuity benefits, surrenders and partial withdrawals	(2,080,880)	(3,486,530)
Contract fees	(9,302)	(17,875)
Transfers–other	731,296	(325,238)

Net increase/(decrease) from contract transactions	1,905,911	44,424,698

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	11,659,773	49,578,557
Net Assets at December 31, 2006	21,325,208	75,544,844

Net Assets at December 31, 2007	$32,984,981	$125,123,401

See notes to financial statements.

B-32

Investment Divisions
RS MidCap Opportunities VIP Series	RS Global Natural Resources VIP Series	RS Value VIP Series	RS Equity Dividend VIP Series	The Information Age VIP Series	RS Money Market VIP Series	Gabelli Capital Asset

$—	$—	$—	$—	$—	$371,474	$(125,831)
—	—	—	—	—	—	88,844
—	—	—	—	—	—	1,496,878
—	—	—	—	—	—	377,144

—	—	—	—	—	371,474	1,837,035

—	—	—	—	—	21,979,158	2,513,892
—	—	—	—	—	(14,982,796)	464,761
—	—	—	—	—	(2,682)	(102,261)
—	—	—	—	—	(944,218)	(408,489)
—	—	—	—	—	(10,303)	(17,961)
—	—	—	—	—	(4,419)	(838)

—	—	—	—	—	6,034,740	2,449,104

—	—	—	—	—	(434,500)	—

—	—	—	—	—	5,971,714	4,286,139
—	—	—	—	—	9,856,883	7,926,843

$—	$—	$—	$—	$—	$15,828,597	$12,212,982

$(85)	$(921)	$(131)	$(646)	$(794)	$528,615	$(156,146)
4,128	2,652	—	—	(138)	—	274,491
—	—	3	1,350	—	—	1,125,720
(73)	7,828	(924)	(15,525)	(17,385)	—	(341,150)

3,970	9,559	(1,052)	(14,821)	(18,317)	528,615	902,915

15,845	156,551	26,439	—	133,715	17,882,375	2,869,863
(4,056)	149,874	6,286	244,533	211,619	1,934,702	(305,968)
—	—	—	—	—	(637,069)	(20,089)
—	(3,841)	—	—	—	(2,921,069)	(895,904)
—	—	—	—	(7)	(6,073)	(5,839)
—	4,273	—	19,465	(162)	(7,789,744)	131,046

11,789	306,857	32,725	263,998	345,165	8,463,122	1,773,109

—	—	—	—	—	(4,404)	—

15,759	316,416	31,673	249,177	326,848	8,987,333	2,676,024
—	—	—	—	—	15,828,597	12,212,982

$15,759	$316,416	$31,673	$249,177	$326,848	$24,815,930	$14,889,006

B-33

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2006 and 2007 (continued)

	Value Line Centurion	Value Line Strategic Asset Management Trust

2006 Increase/(Decrease) from Operations
Net investment income/(expense)	$(16,433)	$(49,475)
Net realized gain/(loss) from sale of investments	6,806	85,710
Reinvested realized gain distributions	94,899	118,141
Net change in unrealized appreciation/(depreciation) of investments	(59,060)	242,125

Net increase/(decrease) resulting from operations	26,212	396,501

2006 Contract Transactions
Contract purchase payments	380,372	2,016,332
Transfers between investment divisions, net	125,063	21,624
Transfers on account of death	—	(72,536)
Transfer of annuity benefits, surrenders and partial withdrawals	(59,447)	(355,889)
Contract fees	(2,488)	(16,319)
Transfers–other	338	1,155

Net increase/(decrease) from contract transactions	443,838	1,594,367

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	470,050	1,990,868
Net Assets at December 31, 2005	856,469	6,814,630

Net Assets at December 31, 2006	$1,326,519	$8,805,498

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$(26,742)	$(60,080)
Net realized gain/(loss) from sale of investments	20,862	197,599
Reinvested realized gain distributions	121,062	1,048,251
Net change in unrealized appreciation/(depreciation) of investments	151,460	19,380

Net increase/(decrease) resulting from operations	266,642	1,205,150

2007 Contract Transactions
Contract purchase payments	276,661	482,701
Transfers between investment divisions, net	(17,728)	(74,758)
Transfers on account of death	—	(19,573)
Transfer of annuity benefits, surrenders and partial withdrawals	(39,935)	(572,405)
Contract fees	(635)	(4,606)
Transfers–other	3,982	38,661

Net increase/(decrease) from contract transactions	222,345	(149,980)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	488,987	1,055,170
Net Assets at December 31, 2006	1,326,519	8,805,498

Net Assets at December 31, 2007	$1,815,506	$9,860,668

See notes to financial statements.

B-34

Investment Divisions
AIM V.I. Capital Appreciation Series II	AIM V.I. Basic Value Series II	AIM V.I. Government Securities Series II	AIM V.I. Mid Cap Core Equity Series II	AIM V.I. Core Equity Series II	Alger American Leveraged Allcap Class S	Alliance Bernstein Growth & Income Class B

$(128,737)	$(39,456)	$98,603	$(14,965)	$(1,893)	$(5,180)	$(13,477)
293,515	35,155	(22,085)	22,532	21,798	16,120	28,558
—	122,058	—	205,698	—	—	159,251
306,575	167,610	(5,230)	(49,647)	15,486	38,110	275,063

471,353	285,367	71,288	163,618	35,391	49,050	449,395

5,993,842	261,199	758,523	416,269	38,868	306,822	661,187
(354,615)	(26,002)	(304,144)	98,473	6,685	(49,373)	7,733
(19,559)	(8,267)	(13,092)	—	(46,097)	—	(4,002)
(120,119)	(77,706)	(122,705)	(85,888)	(52,737)	(2,319)	(123,777)
(6,593)	(5,333)	(3,671)	(3,841)	(417)	(284)	(4,526)
(16,938)	(245)	(16,846)	(43)	529	(471)	(2,808)

5,476,018	143,646	298,065	424,970	(53,169)	254,375	533,807

—	—	—	—	—	—	—

5,947,371	429,013	369,353	588,588	(17,778)	303,425	983,202
5,121,761	2,480,619	3,827,712	1,540,961	285,525	163,188	2,614,467

$11,069,132	$2,909,632	$4,197,065	$2,129,549	$267,747	$466,613	$3,597,669

$(193,598)	$(37,633)	$106,042	$(35,679)	$(2,019)	$(28,662)	$(14,895)
248,523	79,583	(5,454)	26,048	16,498	159,993	112,575
—	172,834	—	35,464	—	—	194,315
1,168,062	(221,937)	101,322	142,736	2,755	344,313	(170,897)

1,222,987	(7,153)	201,910	168,569	17,234	475,644	121,098

2,548,184	251,532	730,072	271,204	44,883	859,847	883,765
(600,713)	(35,093)	(54,912)	(26,982)	11,424	1,526,198	(252,301)
(19,544)	(25,606)	(2,562)	—	(2,009)	—	—
(258,524)	(117,921)	(169,868)	(139,529)	(36,182)	(67,684)	(185,818)
(3,750)	(1,337)	(1,172)	(1,261)	(233)	(630)	(1,777)
(160,759)	(5,204)	3,790	21,570	(496)	46,243	(4,588)

1,504,894	66,371	505,348	125,002	17,387	2,363,974	439,281

—	—	—	—	—	—	—

2,727,881	59,218	707,258	293,571	34,621	2,839,618	560,379
11,069,132	2,909,632	4,197,065	2,129,549	267,747	466,613	3,597,669

$13,797,013	$2,968,850	$4,904,323	$2,423,120	$302,368	$3,306,231	$4,158,048

B-35

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2006 and 2007 (continued)

	Alliance Bernstein Large Cap Growth Class B	Alliance Bernstein Global Technology Class B

2006 Increase/(Decrease) from Operations
Net investment income/(expense)	$(25,564)	$(14,342)
Net realized gain/(loss) from sale of investments	37,357	8,327
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(49,533)	84,593

Net increase/(decrease) resulting from operations	(37,740)	78,578

2006 Contract Transactions
Contract purchase payments	492,542	587,398
Transfers between investment divisions, net	(18,447)	112,882
Transfers on account of death	(11,287)	(22,077)
Transfer of annuity benefits, surrenders and partial withdrawals	(35,485)	(38,025)
Contract fees	(3,340)	(1,614)
Transfers–other	(299)	(175)

Net increase/(decrease) from contract transactions	423,684	638,389

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	385,944	716,967
Net Assets at December 31, 2005	1,436,715	541,635

Net Assets at December 31, 2006	$1,822,659	$1,258,602

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$(32,858)	$(23,098)
Net realized gain/(loss) from sale of investments	94,946	86,295
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	165,358	173,071

Net increase/(decrease) resulting from operations	227,446	236,268

2007 Contract Transactions
Contract purchase payments	630,802	294,727
Transfers between investment divisions, net	(156,772)	115,862
Transfers on account of death	(717)	—
Transfer of annuity benefits, surrenders and partial withdrawals	(84,562)	(64,586)
Contract fees	(771)	(625)
Transfers–other	(28,874)	20,733

Net increase/(decrease) from contract transactions	359,106	366,111

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	586,552	602,379
Net Assets at December 31, 2006	1,822,659	1,258,602

Net Assets at December 31, 2007	$2,409,211	$1,860,981

See notes to financial statements.

B-36

Investment Divisions
Alliance Bernstein Real Estate Investment Class B	Alliance Bernstein Value Class B	Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Balanced Service Class 2	Fidelity VIP Contrafund Service Class 2

$12,278	$(17,247)	$(4,538)	$70,164	$(58,309)	$4,362	$(168,045)
218,730	39,029	13,618	177,629	84,123	30,731	264,359
1,426,627	61,854	711	529,350	—	116,855	5,103,903
1,486,273	364,709	130,969	170,469	2,777,134	222,173	(567,623)

3,143,908	448,345	140,760	947,612	2,802,948	374,121	4,632,594

1,477,846	906,266	692,105	2,342,136	19,697,021	854,413	33,584,418
271,396	384,053	53,555	613,173	405,513	224,720	1,418,176
(55,283)	(50,637)	—	—	(65,758)	(17,737)	(124,233)
(840,918)	(99,277)	(21,933)	(128,629)	(496,475)	(259,910)	(1,694,179)
(14,100)	(4,486)	(584)	(2,443)	(6,839)	(9,053)	(66,476)
447	(1,506)	170	(1,169)	(23,372)	(136)	(31,738)

839,388	1,134,413	723,313	2,823,068	19,510,090	792,297	33,085,968

—	—	—	—	—	—	—

3,983,296	1,582,758	864,073	3,770,680	22,313,038	1,166,418	37,718,562
9,258,935	1,750,716	421,371	1,717,914	7,671,359	3,369,558	30,553,100

$13,242,231	$3,333,474	$1,285,444	$5,488,594	$29,984,397	$4,535,976	$68,271,662

$(26,551)	$(12,973)	$(3,837)	$117,011	$(44,317)	$75,365	$(617,025)
(211,010)	106,728	47,133	66,550	462,132	69,377	1,123,048
2,112,764	102,021	93,027	1,495,160	1,773,057	181,997	29,924,977
(3,674,062)	(426,494)	(264,929)	(2,762,955)	(1,314,617)	(8,712)	(16,435,671)

(1,798,859)	(230,718)	(128,606)	(1,084,234)	876,255	318,027	13,995,329

1,389,990	881,201	524,478	1,764,323	16,241,765	866,062	50,411,202
(4,401,600)	(251,908)	(62,577)	(1,098,295)	334,872	(41,388)	(2,780,468)
(5,432)	—	—	(121,960)	(499,079)	(40,024)	(574,644)
(743,170)	(188,700)	(56,681)	(862,288)	(1,193,160)	(341,693)	(3,674,337)
(4,246)	(1,120)	(567)	(2,461)	(7,136)	(3,054)	(23,088)
37,918	(5,809)	45,316	736,209	(46,179)	139,400	358,170

(3,726,540)	433,664	449,969	415,528	14,831,083	579,303	43,716,835

—	—	—	—	—	—	—

(5,525,399)	202,946	321,363	(668,706)	15,707,338	897,330	57,712,164
13,242,231	3,333,474	1,285,444	5,488,594	29,984,397	4,535,976	68,271,662

$7,716,832	$3,536,420	$1,606,807	$4,819,888	$45,691,735	$5,433,306	$125,983,826

B-37

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2006 and 2007 (continued)

	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2

2006 Increase/(Decrease) from Operations
Net investment income/(expense)	$216,714	$(28,725)
Net realized gain/(loss) from sale of investments	66,565	10,309
Reinvested realized gain distributions	1,964,458	—
Net change in unrealized appreciation/(depreciation) of investments	431,071	114,681

Net increase/(decrease) resulting from operations	2,678,808	96,265

2006 Contract Transactions
Contract purchase payments	6,585,420	372,950
Transfers between investment divisions, net	150,379	(888)
Transfers on account of death	(109,350)	—
Transfer of annuity benefits, surrenders and partial withdrawals	(487,370)	(69,352)
Contract fees	(19,232)	(3,739)
Transfers–other	(12,648)	(6)

Net increase/(decrease) from contract transactions	6,107,199	298,965

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	8,786,007	395,230
Net Assets at December 31, 2005	11,257,289	1,794,111

Net Assets at December 31, 2006	$20,043,296	$2,189,341

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$45,393	$(34,191)
Net realized gain/(loss) from sale of investments	299,031	114,980
Reinvested realized gain distributions	1,968,115	2,094
Net change in unrealized appreciation/(depreciation) of investments	(2,448,745)	495,859

Net increase/(decrease) resulting from operations	(136,206)	578,742

2007 Contract Transactions
Contract purchase payments	4,658,309	380,991
Transfers between investment divisions, net	256,149	312,944
Transfers on account of death	(22,839)	—
Transfer of annuity benefits, surrenders and partial withdrawals	(1,536,471)	(146,577)
Contract fees	(6,579)	(1,385)
Transfers–other	36,373	75,844

Net increase/(decrease) from contract transactions	3,384,942	621,817

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	3,248,736	1,200,559
Net Assets at December 31, 2006	20,043,296	2,189,341

Net Assets at December 31, 2007	$23,292,032	$3,389,900

See notes to financial statements.

B-38

Investment Divisions
Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2	Templeton Growth Securities Class 2	Franklin Rising Dividends Securities Class 2	Franklin Small Cap Value Securities Class 2	MFS Research Bond Service Class	MFS Core Equity Service Class

$31,885	$(367,485)	$(16,884)	$(58,359)	$(71,004)	$71,471	$(2,534)
(4,121)	166,839	139,526	69,907	69,816	(20,106)	4,901
12,448	2,642,175	284,766	47,407	236,048	14,213	—
377,874	87,053	1,058,004	1,388,902	718,376	9,647	16,663

418,086	2,528,582	1,465,412	1,447,857	953,236	75,225	19,030

16,874,496	10,527,176	1,629,969	4,982,912	4,715,562	756,310	21,037
1,091,972	1,421,430	320,418	591,054	389,393	(222,121)	696
(3,043)	(132,524)	(108,503)	(115,074)	(41,746)	(16,967)	(3,551)
(336,513)	(953,372)	(225,004)	(360,233)	(157,838)	(62,630)	(4,237)
(5,837)	(37,620)	(16,703)	(16,816)	(10,593)	(4,546)	(236)
(2,988)	(9,709)	(8,218)	(5,284)	(6,427)	(11,039)	(242)

17,618,087	10,815,381	1,591,959	5,076,559	4,888,351	439,007	13,467

—	—	—	—	—	—	—

18,036,173	13,343,963	3,057,371	6,524,416	5,841,587	514,232	32,497
5,190,595	20,333,912	6,475,093	7,898,803	4,981,155	2,912,810	143,978

$23,226,768	$33,677,875	$9,532,464	$14,423,219	$10,822,742	$3,427,042	$176,475

$520,559	$(463,957)	$(16,403)	$175,142	$(146,052)	$57,560	$(3,658)
(29,901)	473,342	392,098	229,314	250,663	(44,865)	21,726
—	3,349,736	440,122	298,728	1,013,676	—	—
536,953	1,763,432	(772,715)	(1,876,392)	(2,268,627)	71,813	194

1,027,611	5,122,553	43,102	(1,173,208)	(1,150,340)	84,508	18,262

23,590,784	17,064,100	1,851,945	11,131,892	10,727,305	756,157	48,341
1,476,525	(771,710)	(684,322)	1,053,499	993,854	39,271	(6,145)
(251,801)	(253,836)	(71,506)	(30,074)	(101,043)	(26,661)	—
(959,367)	(2,117,695)	(480,504)	(844,989)	(617,652)	(284,467)	(7,093)
(4,467)	(12,160)	(3,639)	(3,786)	(3,477)	(1,050)	(162)
(148)	277,819	209,918	289,263	62,952	(100,568)	(590)

23,851,526	14,186,518	821,892	11,595,805	11,061,939	382,682	34,351

—	—	—	—	—	—	—

24,879,137	19,309,071	864,994	10,422,597	9,911,599	467,190	52,613
23,226,768	33,677,875	9,532,464	14,423,219	10,822,742	3,427,042	176,475

$48,105,905	$52,986,946	$10,397,458	$24,845,816	$20,734,341	$3,894,232	$229,088

B-39

The Guardian Separate Account R

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2006 and 2007 (continued)

	MFS Emerging Growth Service Class	MFS Investor Trust Service Class

2006 Increase/(Decrease) from Operations
Net investment income/(expense)	$(12,808)	$(8,246)
Net realized gain/(loss) from sale of investments	14,765	6,443
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	40,174	71,347

Net increase/(decrease) resulting from operations	42,131	69,544

2006 Contract Transactions
Contract purchase payments	344,886	272,448
Transfers between investment divisions, net	60,905	(10,528)
Transfers on account of death	—	(3,684)
Transfer of annuity benefits, surrenders and partial withdrawals	(16,530)	(16,729)
Contract fees	(2,284)	(1,609)
Transfers–other	(260)	3

Net increase/(decrease) from contract transactions	386,717	239,901

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	428,848	309,445
Net Assets at December 31, 2005	535,181	488,297

Net Assets at December 31, 2006	$964,029	$797,742

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$(18,709)	$(10,626)
Net realized gain/(loss) from sale of investments	121,951	26,564
Reinvested realized gain distributions	—	8,848
Net change in unrealized appreciation/(depreciation) of investments	91,791	60,265

Net increase/(decrease) resulting from operations	195,033	85,051

2007 Contract Transactions
Contract purchase payments	263,610	356,274
Transfers between investment divisions, net	9,369	53,109
Transfers on account of death	—	(41,920)
Transfer of annuity benefits, surrenders and partial withdrawals	(47,628)	(21,247)
Contract fees	(701)	(696)
Transfers–other	4,918	(143)

Net increase/(decrease) from contract transactions	229,568	345,377

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	424,601	430,428
Net Assets at December 31, 2006	964,029	797,742

Net Assets at December 31, 2007	$1,388,630	$1,228,170

See notes to financial statements.

B-40

Investment Divisions
MFS New Discovery Service Class	MFS Strategic Income Service Class	MFS Total Return Service Class	Van Kampen Life Investment Trust Government Class II	Van Kampen Life Investment Trust Growth & Income Class II

$(17,836)	$26,193	$124,044	$84,375	$(64,901)
21,414	(2,633)	174,163	(15,181)	106,246
18,957	5,827	694,284	—	551,646
89,506	18,875	1,231,982	(5,276)	743,870

112,041	48,262	2,224,473	63,918	1,336,861

324,196	164,466	4,913,850	917,076	2,999,912
(30,144)	188,688	(534,447)	(111,106)	38,842
—	(16,447)	(182,198)	(57,601)	(38,701)
(34,104)	(31,409)	(1,187,580)	(175,779)	(291,731)
(2,342)	(2,050)	(32,987)	(5,164)	(15,385)
37	—	(2,186)	(178)	(4,671)

257,643	303,248	2,974,452	567,248	2,688,266

—	—	—	—	—

369,684	351,510	5,198,925	631,166	4,025,127
862,401	766,349	20,079,016	3,233,636	7,514,913

$1,232,085	$1,117,859	$25,277,941	$3,864,802	$11,540,040

$(23,971)	$35,142	$209,744	$121,689	$(25,854)
64,730	(20,181)	118,149	(10,124)	183,474
112,457	—	655,757	—	451,760
(158,158)	6,239	(422,746)	116,436	(508,171)

(4,942)	21,200	560,904	228,001	101,209

357,433	393,513	3,590,707	642,302	1,402,920
23,119	(13,278)	(121,788)	18,434	(20,840)
—	—	(40,340)	(2,627)	(125,958)
(48,443)	(104,263)	(1,367,327)	(214,074)	(547,668)
(526)	(376)	(9,304)	(1,319)	(4,240)
(4,025)	(56,042)	350,926	37,055	197,804

327,558	219,554	2,402,874	479,771	902,018

—	—	—	—	—

322,616	240,754	2,963,778	707,772	1,003,227
1,232,085	1,117,859	25,277,941	3,864,802	11,540,040

$1,554,701	$1,358,613	$28,241,719	$4,572,574	$12,543,267

B-41

THE GUARDIAN SEPARATE ACCOUNT R

NOTES TO FINANCIAL STATEMENTS (December 31, 2007)

NOTE 1 — ORGANIZATION

The Guardian Separate Account R (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was organized by The Guardian Insurance & Annuity Company, Inc. (GIAC) on March 12, 2003 and commenced operations on March 8, 2004. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the individual and group deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions established within the Account, as selected by the contract owner. The contract owner may transfer his or her contract value among the fifty-two investment options within the Account. However, a contract owner may only invest in up to twenty investment options at any time. Contract owners who qualify may also purchase either a seven year or contract anniversary Enhanced Death Benefit Rider or a Guaranteed Minimum Death Benefit Rider (GMDB) and elect a Living Benefit Rider and/or Earnings Benefit Rider, which may provide greater benefits than the proceeds payable under the basic contract.

The fifty-two investment options of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

RS Core Equity VIP Series

RS S&P 500 Index VIP Series

RS Asset Allocation VIP Series

RS High Yield Bond VIP Series

RS Low Duration Bond VIP Series

RS Large Cap Value VIP Series

RS Partners VIP Series

RS Investment Quality Bond VIP Series

RS MidCap Opportunities VIP Series

RS Global Natural Resources VIP Series

RS Value VIP Series

RS Equity Dividend VIP Series

The Information Age VIP Series

RS Money Market VIP Series (formerly RS Cash Management VIP Series)

Gabelli Capital Asset Fund (GCAF)

RS International Growth VIP Series

RS Emerging Markets VIP Series

RS Small Cap Core Equity VIP Series

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

AIM V.I Capital Appreciation Fund Series II

AIM V.I. Basic Value Fund Series II

AIM V.I. Government Securities Fund Series II

AIM V.I. Mid Cap Core Equity Fund Series II

AIM V.I. Core Equity Fund Series II

Alger American Leveraged Allcap Portfolio Class S

AllianceBernstein Growth & Income Portfolio Class B

AllianceBernstein Large Cap Growth Portfolio Class B

AllianceBernstein Global Technology Portfolio Class B

AllianceBernstein Real Estate Investment Portfolio Class B

AllianceBernstein Value Portfolio Class B

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Fidelity VIP Balanced Portfolio Service Class 2

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio Service Class 2

Fidelity VIP Growth Portfolio Service Class 2

Fidelity VIP Investment Grade Bond Portfolio Service Class 2

Fidelity VIP Mid Cap Portfolio Service Class 2

Templeton Growth Securities Fund Class 2

Franklin Rising Dividends Securities Fund Class 2

Franklin Small Cap Value Securities Fund Class 2

MFS Research Bond Series Service Class

MFS Core Equity Series Service Class (formerly
MFS Capital Opportunities Series Service Class)

MFS Emerging Growth Series Service Class

MFS Investors Trust Series Service Class

MFS New Discovery Series Service Class

MFS Strategic Income Series Service Class

MFS Total Return Series Service Class

Van Kampen Life Investment Trust Government Portfolio Class II

Van Kampen Life Investment Trust Growth & Income Portfolio Class II

A tax-qualified and a non-tax-qualified investment division have been established within each investment option available in the Account.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

B-42

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets are sufficient to fund the amount required under the state insurance law to provide for death benefits (without regard to the policy’s minimum death benefit guarantee, guaranteed minimum income benefit and guaranteed minimum withdrawal benefit) and other policy benefits. Additional assets are held in GIAC’s general account to cover the contingency that a policy’s guaranteed benefit might exceed the benefit which would have been payable in the absence of such guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

(a)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(b)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(c)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

Individual Mortality Table Used and the Assumed Investment Return

Net assets allocated to contracts in the payout period are computed according to the 1971, 1983 and 2000 Individual Annuity Mortality Tables. The assumed investment return is 4.0% unless the annuitant elects otherwise, in which case the rate may vary, as regulated by the laws of respective states.

Federal Income Taxes

The operations of the Account are part of the operations of GIAC and, as such, are included in the consolidated tax return of Guardian. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

B-43

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year December 31, 2007 were as follows:

	Purchases	Sales
RS Core Equity VIP Series	$14,781,881	$1,953,861
RS S&P 500 Index VIP Series	8,755,266	2,497,253
RS Asset Allocation VIP Series	568,721	251,489
RS High Yield Bond VIP Series	2,462,683	1,164,864
RS Low Duration Bond VIP Series	2,538,031	1,630,865
RS Large Cap Value VIP Series	2,446,828	1,376,367
RS Partners VIP Series	1,415,678	453,951
RS Small Cap Core Equity VIP Series	5,105,954	1,012,032
RS International Growth VIP Series	13,955,741	2,459,319
RS Emerging Markets VIP Series	14,271,616	7,215,168
RS Investment Quality Bond VIP Series	53,268,759	4,701,732
RS MidCap Opportunities VIP Series	165,845	154,056
RS Global Natural Resources VIP Series	339,237	32,380
RS Value VIP Series	32,729	—
RS Equity Dividend VIP Series	266,543	—
The Information Age VIP Series	368,029	22,864
RS Money Market VIP Series (formerly RS Cash Management VIP Series)	28,971,367	19,924,939
Gabelli Capital Asset Fund	4,273,639	1,534,129
Value Line Centurion Fund	729,512	416,106
Value Line Strategic Asset Management Trust	1,788,537	948,624
AIM V.I. Capital Appreciation Fund Series II	2,622,091	1,307,198
AIM V.I. Basic Value Fund Series II	586,982	387,498
AIM V.I. Government Securities Fund Series II	983,467	373,972
AIM V.I. Mid Cap Core Equity Fund Series II	390,800	269,156
AIM V.I. Core Equity Fund Series II	79,718	59,466
Alger American Leveraged Allcap Portfolio Class S	3,067,535	733,562
AllianceBernstein Growth & Income Portfolio Class B	1,154,456	533,621
AllianceBernstein Large Cap Growth Portfolio Class B	773,670	444,564
AllianceBernstein Global Technology Portfolio Class B	719,714	373,603
AllianceBernstein Real Estate Investment Portfolio Class B	3,703,472	5,350,773
AllianceBernstein Value Portfolio Class B	1,111,564	591,214
Davis Financial Portfolio	752,569	210,763
Davis Real Estate Portfolio	4,431,166	2,406,427
Davis Value Portfolio	18,616,195	2,043,074
Fidelity VIP Balanced Portfolio Service Class 2	1,352,177	508,300
Fidelity VIP Contrafund Portfolio Service Class 2	76,533,930	3,464,696
Fidelity VIP Equity-Income Portfolio Service Class 2	7,291,871	1,888,662
Fidelity VIP Growth Portfolio Service Class 2	959,699	376,336
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	25,029,475	639,983
Fidelity VIP Mid Cap Portfolio Service Class 2	18,743,230	1,660,039
Templeton Growth Securities Fund Class 2	2,683,719	1,433,765
Franklin Rising Dividends Securities Fund Class 2	13,226,305	1,154,721
Franklin Small Cap Value Securities Fund Class 2	12,858,889	924,695
MFS Research Bond Series Service Class	1,058,597	617,716
MFS Core Equity Series Service Class (formerly MFS Capital Opportunities Series Service Class)	136,037	101,483
MFS Emerging Growth Series Service Class	674,385	454,818
MFS Investors Trust Series Service Class	446,213	105,894
MFS New Discovery Series Service Class	680,267	260,252
MFS Strategic Income Series Service Class	579,676	325,060
MFS Total Return Series Service Class	4,988,744	1,721,016
Van Kampen Life Investment Trust Government Portfolio Class II	1,055,688	447,971
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	2,383,678	1,052,158

	$366,182,575	$79,972,455

B-44

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

GIAC deducts certain charges from the contract. Contractual charges paid to GIAC include:

Contract Charges

A fixed annual contract fee of $35 is deducted on each contract anniversary date before annuitization and upon surrender prior to annuitization to cover GIAC’s administrative expenses. These charges are assessed through redemption of units. For the years ended December 31, 2006 and 2007, contract fees amounted to $115,960 and $189,746, respectively.

Expense Charges

(1)	A charge for mortality and expense risk, through a reduction of the unit value, is computed daily and is equal to an annual rate of 1.25% of the average daily net assets applicable to the Account. There are additional charges applicable to each rider option, calculated as a percentage of average daily net asset value of the applicable contracts as follows:

a)	7 Year Enhanced Death Benefit Rider (EDBR) with an annual rate of .20%;

b)	7 Year Enhanced Death Benefit Rider (EDBR) and Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .45%;

c)	Contracts with Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .25%;

d)	Contracts with Contract Anniversary Enhanced Death Benefit Rider (CAEDB) or Living Benefit Rider (LBR) and Earnings Benefit Rider (EBR), with an annual rate of .50%;

e)	Contracts with Contract Anniversary Enhanced Death Benefit Rider (CAEDB) and Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .75%

f)	Guaranteed Minimum Death Benefit (GMDB), with an annual rate of .30%

g)	Guaranteed Minimum Death Benefit (GMDB) and Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .55%

(2)	A daily administrative expense charge against the net assets of each investment option, through a reduction of the unit value, in an amount equal to .20% on an annual basis.

(3)	Additional optional benefit riders deducted from accumulation value as follows:

a)	Annual Guaranteed Minimum Income Benefit Rider (GMIB), with an anniversary and upon termination rate of .50%.

b)	Annual Lifetime Focus Guaranteed Minimum Withdrawal Benefit Rider, with an annual contract anniversary rate of .60% of adjusted Guaranteed Withdrawal Balance.

c)	Annual Lifetime Asset Access Guaranteed Minimum Withdrawal Benefit Rider, with an annual contract anniversary rate of .60% of adjusted Guaranteed Withdrawal Balance.

d)	Annual Spousal Asset Access Guaranteed Minimum Withdrawal Benefit and Lifetime Focus Guaranteed Minimum Withdrawal Benefit Rider, with an annual contract anniversary rate of .75% of adjusted Guaranteed Withdrawal Balance.

(4)	A charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

Guardian Investor Services LLC (GIS), a wholly owned subsidiary of The Guardian Life Insurance Company of America, has a majority interest in RS Investment Management Co. LLC (RS Investments), a San Francisco investment management firm specializing in mutual funds and institutional investment accounts.

RS Investments serves as investment adviser and administrator to each of the Variable Product Funds Series (RS Funds). GIS serves as sub-adviser to certain RS funds and is the principal underwriter to all RS Funds. Effective

B-45

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

October 31, 2007, an accounting and administrative services agreement between GIS and RS Investments was terminated and RS Investments assumed responsibility for those functions. In addition, RS Investments, GIS, Guardian Baillie Gifford Ltd. (GBG), Baillie Gifford Overseas Ltd. (BG Overseas), and UBS Global Asset Management (UBS Global AM) will also have the roles described below. GIAC and BG Overseas each have an equity ownership interest in GBG.

RS Investments provides day-to-day investment management services to the following funds:

• RS Core Equity VIP Series	• RS Global Natural Resources VIP Series
• RS Partners VIP Series	• RS Value VIP Series
• RS Small Cap Core Equity VIP Series	• RS Equity Dividend VIP Series
• RS MidCap Opportunities VIP Series	• The Information Age VIP Series

As sub-adviser, GIS provides day-to-day investment management services to the following funds, subject to RS Investments’ general oversight of GIS’ performance:

• RS Asset Allocation VIP Series	• RS Low Duration Bond VIP Series
• RS Investment Quality Bond VIP Series	• RS Money Market VIP Series (formerly RS Cash Management VIP Series)
• RS High Yield Bond VIP Series
• RS S&P 500 Index VIP Series

GBG serves as sub-adviser, and BG Overseas serves as sub-sub-adviser and provides day-to-day investment management services to the following funds, subject to RS Investments’ and GBG’s general oversight of BG Overseas’ performance:

• RS International Growth VIP Series	• RS Emerging Markets VIP Series

As sub-adviser, UBS Global AM provides day-to-day investment management services to the following fund, subject to RS Investments’ general oversight of UBS Global AM’s performance:

• RS Large Cap Value VIP Series

Under an investment management agreement between each RS Fund and RS Investments, the RS Funds pay a monthly fee to RS Investments at the annual rates shown in the tables below for investment advisory and administrative services. Under investment sub-advisory agreements between RS Investments and the respective sub-adviser for certain RS Funds specified below, RS Investments pays a monthly fee to the sub-adviser for investment advisory services at the annual rates set out in the table below, based on the respective RS Fund’s average daily net assets. The sub-advisory fee payable to GIS and GBG by RS Investments also covers the administrative and accounting services provided by GIS and GBG to the RS Funds.

RS Fund	Sub-adviser	Advisory Fee Rate	Sub-advisory Fee Rate
RS Core Equity VIP Series	None	0.50%	N/A
RS S&P 500 Index VIP Series	GIS	0.25%	0.2375%
RS Asset Allocation VIP Series	GIS	0.65%	0.6175%
RS High Yield Bond VIP Series	GIS	0.60%	0.5700%
RS Low Duration Bond VIP Series	GIS	0.45%	0.4275%
RS Large Cap Value VIP Series	UBS Global AM	0.78%	0.7410%
RS Partners VIP Series	None	1.00%	N/A
RS Small Cap Core Equity VIP Series	None	0.75%	N/A
RS International Growth VIP Series	GBG	0.80%	0.7600%
RS Emerging Markets VIP Series	GBG	1.00%	0.9500%
RS Investment Quality Bond VIP Series	GIS	0.50%	0.4750%
RS MidCap Opportunities VIP Series	None	0.80%	N/A
RS Global Natural Resources VIP Series	None	1.00%	N/A
RS Value VIP Series	None	0.85%	N/A
RS Equity Dividend VIP Series	None	0.60%	N/A
The Information Age VIP Series	None	1.00%	N/A
RS Money Market VIP Series (formerly RS Cash Management VIP Series)	GIS	0.45%	0.4275%

B-46

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

Under a sub-sub-advisory agreement between GBG and BG Overseas, the sub-sub-advisory fee payable by GBG to BG Overseas is 0.40% of RS International Growth VIP Series average daily net assets and 0.50% of RS Emerging Markets VIP Series average daily net assets.

GIS has a management agreement with GCAF and earns fees of .40% of the average daily net assets. GIAC has administrative service fee agreements with AIM Advisors, Inc., Fred Alger Management, Inc., Alliance Capital Management LP, Davis Selected Advisers LP, Fidelity Management & Research Company, Franklin Advisory Services, LLC, MFS Investment Management, Templeton Global Advisers Limited, Value Line, Inc. and Van Kampen Asset Management which compensate GIAC for administrative services provided. These fees range from .05% to 1.00% of the average daily net assets. The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

Sales Charges

Contingent deferred sales charges are assessed on certain partial or total surrenders. These charges are assessed through a redemption in units and paid to GIAC during the first six contract years for both Single Purchase Payment Contract and Flexible Purchase Payment Contract. Each payment is subject to a contingent deferred sales charge for six years:

Numbers of Contract Years Completed	Contingent Deferred Sales Charge Percentage
0	8%
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	0% and thereafter

For the years ended December 31, 2006 and 2007, contingent deferred sales charges were $428,032 and $816,137.

B-47

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The following represent amounts for year ending December 31, excluding the effects of the expenses of the underlying fund portfolios and charges made directly to contract owners accounts through redemption of units:

	2007			2006
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
RS Core Equity VIP Series	1,036,926	78,967	957,959	869,563	48,531	821,032
RS S&P 500 Index VIP Series	640,160	161,757	478,403	1,140,550	133,860	1,006,690
RS Asset Allocation VIP Series	32,161	9,125	23,036	78,652	57,611	21,041
RS High Yield Bond VIP Series	136,826	68,498	68,328	190,094	35,252	154,842
RS Low Duration Bond VIP Series	189,327	116,896	72,431	149,369	37,232	112,137
RS Large Cap Value VIP Series	129,022	77,988	51,034	187,611	26,505	161,106
RS Partners VIP Series	81,258	16,968	64,290	106,911	26,849	80,062
RS Small Cap Core Equity VIP Series	153,191	51,623	101,568	228,705	39,269	189,436
RS International Growth VIP Series	805,789	162,510	643,279	1,183,093	74,921	1,108,172
RS Emerging Markets VIP Series	187,585	106,651	80,934	457,805	39,923	417,882
RS Investment Quality Bond VIP Series	4,650,851	416,574	4,234,277	4,695,683	159,264	4,536,419
RS MidCap Opportunities VIP Series	1,608	—	1,608	—	—	—
RS Global Natural Resources VIP Series	27,947	367	27,580	—	—	—
RS Value VIP Series	3,360	—	3,360	—	—	—
RS Equity Dividend VIP Series	26,668	—	26,668	—	—	—
The Information Age VIP Series	31,672	17	31,655	—	—	—
RS Money Market VIP Series (formerly RS Cash Management VIP Series)	1,955,341	1,202,231	753,110	2,164,258	1,574,350	589,908
Gabelli Capital Asset Fund	207,968	82,399	125,569	264,870	58,630	206,240
Value Line Centurion Fund	21,409	7,267	14,142	44,688	5,925	38,763
Value Line Strategic Asset Management Trust	42,639	52,440	(9,801)	173,452	38,281	135,171
AIM V.I. Capital Appreciation Fund Series II	215,653	85,985	129,668	613,176	17,374	595,802
AIM V.I. Basic Value Fund Series II	19,924	14,582	5,342	23,580	11,620	11,960
AIM V.I. Government Securities Fund Series II	74,936	24,580	50,356	79,708	48,260	31,448
AIM V.I. Mid Cap Core Equity Fund Series II	21,433	11,760	9,673	45,882	10,332	35,550
AIM V.I. Core Equity Fund Series II	4,450	3,044	1,406	4,239	8,857	(4,618)
Alger American Leveraged Allcap Portfolio Class S	151,954	4,477	147,477	25,746	5,545	20,201
AllianceBernstein Growth & Income Portfolio Class B	67,155	32,762	34,393	59,409	12,987	46,422
AllianceBernstein Large Cap Growth Portfolio Class B	51,802	23,134	28,668	43,467	4,952	38,515
AllianceBernstein Global Technology Portfolio Class B	34,979	6,405	28,574	71,861	6,499	65,362
AllianceBernstein Real Estate Investment Portfolio Class B	74,130	279,186	(205,056)	105,196	57,189	48,007
AllianceBernstein Value Portfolio Class B	69,982	34,709	35,273	105,985	13,299	92,686
Davis Financial Portfolio	40,863	6,114	34,749	65,021	3,794	61,227
Davis Real Estate Portfolio	117,186	97,508	19,678	212,035	10,599	201,436
Davis Value Portfolio	1,321,366	150,867	1,170,499	1,795,884	55,556	1,740,328
Fidelity VIP Balanced Portfolio Service Class 2	78,854	32,634	46,220	105,667	34,132	71,535
Fidelity VIP Contrafund Portfolio Service Class 2	3,375,061	458,823	2,916,238	2,660,782	163,314	2,497,468
Fidelity VIP Equity-Income Portfolio Service Class 2	380,277	125,032	255,245	568,169	59,820	508,349
Fidelity VIP Growth Portfolio Service Class 2	59,798	14,887	44,911	40,584	11,238	29,346

B-48

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	2007			2006
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2,396,653	132,464	2,264,189	1,755,643	44,329	1,711,314
Fidelity VIP Mid Cap Portfolio Service Class 2	1,046,829	186,550	860,279	849,327	110,128	739,199
Templeton Growth Securities Fund Class 2	133,016	74,019	58,997	151,909	34,200	117,709
Franklin Rising Dividends Securities Fund Class 2	980,558	72,592	907,966	457,166	41,986	415,180
Franklin Small Cap Value Securities Fund Class 2	790,244	52,075	738,169	366,895	19,972	346,923
MFS Research Bond Series Service Class	80,751	42,979	37,772	80,281	35,776	44,505
MFS Core Equity Series Service Class (formerly MFS Capital Opportunities Series Service Class)	3,797	986	2,811	2,035	730	1,305
MFS Emerging Growth Series Service Class	20,222	5,704	14,518	35,475	2,411	33,064
MFS Investors Trust Series Service Class	31,769	5,063	26,706	23,220	2,844	20,376
MFS New Discovery Series Service Class	30,702	4,726	25,976	42,079	16,608	25,471
MFS Strategic Income Series Service Class	37,684	18,040	19,644	35,902	7,060	28,842
MFS Total Return Series Service Class	316,560	127,162	189,398	457,244	192,150	265,094
Van Kampen Life Investment Trust Government Portfolio Class II	66,688	21,480	45,208	97,347	41,807	55,540
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	120,239	54,022	66,217	250,591	31,794	218,797

B-49

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

NOTE 6 — UNIT VALUES

The following represent amounts for year ending December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to contract owners accounts through redemption of units.

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
REGULAR CONTRACT(4)
RS Core Equity VIP Series
2007	1,851,303	$13.79	$25,536,272	1.45%	1.21%	13.52%
2006	974,695	12.15	11,843,699	1.45%	2.13%	15.56%
2005	243,591	10.51	2,561,292	1.45%	1.13%	2.78%
2004	78,510	10.23	803,149	1.45%	2.20%	2.30%
RS S&P 500 Index VIP Series
2007	2,454,813	$12.94	$31,764,503	1.45%	1.87%	3.69%
2006	1,993,947	12.48	24,882,552	1.45%	1.87%	13.79%
2005	1,041,208	10.97	11,419,137	1.45%	2.03%	3.02%
2004	295,705	10.65	3,147,861	1.45%	2.53%	6.45%
RS Asset Allocation VIP Series
2007	289,597	$12.65	$3,662,426	1.45%	2.38%	3.70%
2006	267,084	12.20	3,257,192	1.45%	4.05%	11.72%
2005	249,896	10.92	2,727,785	1.45%	0.71%	2.84%
2004	60,852	10.61	645,862	1.45%	2.47%	6.14%
RS High Yield Bond VIP Series
2007	581,455	$11.55	$6,713,260	1.45%	7.93%	-0.28%
2006	533,052	11.58	6,171,810	1.45%	7.76%	7.59%
2005	398,091	10.76	4,284,221	1.45%	8.06%	1.81%
2004	140,339	10.57	1,483,523	1.45%	8.72%	5.71%
RS Low Duration Bond VIP Series
2007	381,767	$10.55	$4,026,136	1.45%	4.43%	3.95%
2006	342,669	10.15	3,476,555	1.45%	4.12%	2.56%
2005	252,819	9.89	2,500,849	1.45%	3.40%	-0.22%
2004	88,034	9.91	872,711	1.45%	2.92%	-0.87%
RS Large Cap Value VIP Series
2007	331,284	$13.79	$4,568,526	1.45%	1.46%	-1.10%
2006	283,735	13.94	3,956,259	1.45%	1.26%	16.58%
2005	144,200	11.96	1,724,703	1.45%	1.57%	8.04%
2004	71,988	11.07	796,934	1.45%	1.46%	10.70%
RS Partners VIP Series
2007	295,864	$12.06	$3,568,963	1.45%	0.00%	-3.45%
2006	237,522	12.49	2,967,497	1.45%	0.26%	7.77%
2005	159,704	11.59	1,851,435	1.45%	0.14%	2.71%
2004	59,028	11.29	666,276	1.45%	0.52%	12.88%
RS Small Cap Core Equity VIP Series
2007	707,055	$12.67	$8,961,561	1.45%	0.86%	3.61%
2006	637,371	12.23	7,797,208	1.45%	0.00%	15.47%
2005	471,914	10.59	4,999,720	1.45%	0.30%	-1.29%
2004	208,448	10.73	2,237,249	1.45%	0.00%	7.33%
RS International Growth VIP Series
2007	2,241,625	$17.40	$38,994,818	1.45%	3.87%	13.35%
2006	1,668,512	15.35	25,605,923	1.45%	1.06%	21.64%
2005	687,277	12.62	8,670,895	1.45%	1.45%	14.34%
2004	165,355	11.03	1,824,590	1.45%	0.12%	10.34%
RS Emerging Markets VIP Series
2007	899,693	$30.46	$27,404,501	1.45%	2.15%	43.29%
2006	822,326	21.26	17,480,520	1.45%	0.74%	34.22%
2005	471,485	15.84	7,467,424	1.45%	1.33%	38.47%
2004	170,484	11.44	1,949,915	1.45%	0.44%	14.38%

B-50

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
REGULAR CONTRACT(4)
RS Investment Quality Bond VIP Series
2007	10,119,353	$11.01	$111,394,422	1.45%	5.48%	4.68%
2006	6,236,027	10.52	65,575,201	1.45%	5.60%	2.68%
2005	2,133,752	10.24	21,852,667	1.45%	5.96%	0.87%
2004	235,550	10.15	2,391,637	1.45%	5.85%	1.53%
RS MidCap Opportunities VIP Series(10)
2007	1,465	$9.80	$14,355	1.45%	0.00%	-2.01%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Global Natural Resources VIP Series(10)
2007	22,253	$10.68	$237,761	1.45%	0.00%	6.84%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Value VIP Series(10)
2007	1,836	$9.43	$17,316	1.45%	0.00%	-5.68%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Equity Dividend VIP Series(10)
2007	26,668	$9.34	$249,177	1.45%	0.67%	-6.56%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
The Information Age VIP Series(10)
2007	29,498	$10.33	$304,598	1.45%	0.00%	3.26%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Money Market VIP Series (formerly RS Cash Management VIP Series)
2007	2,158,072	$10.70	$23,082,581	1.45%	4.64%	3.18%
2006	1,439,914	10.37	14,926,606	1.45%	4.57%	3.02%
2005	871,346	10.06	8,768,065	1.45%	2.84%	1.20%
2004	684,740	9.94	6,808,468	1.45%	0.93%	-0.57%
Gabelli Capital Asset Fund
2007	734,844	$14.14	$10,389,469	1.45%	0.49%	7.55%
2006	634,033	13.15	8,334,701	1.45%	0.34%	20.17%
2005	465,804	10.94	5,095,678	1.45%	0.35%	0.55%
2004	219,705	10.88	2,390,269	1.45%	0.72%	8.79%
Value Line Centurion Fund
2007	89,532	$14.04	$1,256,870	1.45%	0.00%	18.97%
2006	75,145	11.80	886,709	1.45%	0.00%	2.35%
2005	58,465	11.53	674,075	1.45%	0.00%	7.55%
2004	23,402	10.72	250,884	1.45%	0.00%	7.21%
Value Line Strategic Asset Management Trust
2007	531,767	$14.05	$7,473,233	1.45%	0.95%	13.61%
2006	534,336	12.37	6,609,752	1.45%	0.95%	5.30%
2005	448,645	11.75	5,270,291	1.45%	0.51%	7.50%
2004	149,875	10.93	1,637,771	1.45%	0.20%	9.28%

B-51

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
REGULAR CONTRACT(4)
AIM V.I. Capital Appreciation Fund Series II(8)
2007	1,000,933	$12.43	$12,440,128	1.45%	0.00%	10.11%
2006	878,470	11.29	9,915,339	1.45%	0.00%	5.11%
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I. Aggressive Growth Fund Series II(9)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	74,789	11.06	826,859	1.45%	0.00%	4.00%
2004	46,215	10.63	491,307	1.45%	0.00%	6.31%
AIM V.I. Growth Fund Series II(9)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	329,814	10.74	3,541,754	1.45%	0.00%	5.60%
2004	19,079	10.17	194,009	1.45%	0.00%	1.69%
AIM V.I. Basic Value Fund Series II
2007	175,389	$12.28	$2,153,955	1.45%	0.34%	-0.11%
2006	168,038	12.29	2,065,864	1.45%	0.13%	11.30%
2005	160,795	11.05	1,776,058	1.45%	0.00%	3.90%
2004	79,970	10.63	850,154	1.45%	0.00%	6.31%
AIM V.I. Government Securities Fund Series II
2007	354,442	$10.67	$3,780,526	1.45%	3.90%	4.57%
2006	318,502	10.20	3,248,812	1.45%	4.08%	1.78%
2005	297,438	10.02	2,980,850	1.45%	4.54%	-0.06%
2004	60,077	10.03	602,465	1.45%	7.08%	0.28%
AIM V.I. Mid Cap Core Equity Fund Series II
2007	142,817	$13.60	$1,941,824	1.45%	0.05%	7.70%
2006	130,394	12.62	1,646,169	1.45%	0.77%	9.37%
2005	100,823	11.54	1,163,774	1.45%	0.44%	5.71%
2004	32,597	10.92	355,923	1.45%	0.06%	9.19%
AIM V.I. Core Equity Fund Series II
2007	17,388	$12.77	$221,985	1.45%	0.96%	6.31%
2006	15,496	12.01	186,082	1.45%	1.23%	13.31%
2005	19,926	10.60	211,174	1.45%	0.70%	3.83%
2004	16,528	10.21	168,692	1.45%	0.51%	2.07%
Alger American Leveraged Allcap Portfolio Class S(7)
2007	172,713	$17.90	$3,091,341	1.45%	0.00%	31.27%
2006	28,130	13.64	383,563	1.45%	0.00%	17.24%
2005	13,031	11.63	151,564	1.45%	0.00%	16.31%
2004	—	—	—	—	—	—
AllianceBernstein Growth & Income Portfolio Class B
2007	240,477	$13.21	$3,176,291	1.45%	1.19%	3.34%
2006	214,856	12.78	2,746,170	1.45%	1.16%	15.29%
2005	174,925	11.09	1,939,306	1.45%	1.25%	3.08%
2004	109,696	10.76	1,179,820	1.45%	0.31%	7.55%
AllianceBernstein Large Cap Growth Portfolio Class B
2007	151,628	$12.85	$1,948,324	1.45%	0.00%	11.97%
2006	129,178	11.48	1,482,447	1.45%	0.00%	-2.08%
2005	93,045	11.72	1,090,483	1.45%	0.00%	13.18%
2004	59,024	10.36	611,218	1.45%	0.00%	3.55%

B-52

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
REGULAR CONTRACT(4)
AllianceBernstein Global Technology Portfolio Class B
2007	137,896	$12.19	$1,680,716	1.45%	0.00%	18.16%
2006	112,327	10.32	1,158,693	1.45%	0.00%	6.81%
2005	50,834	9.66	490,935	1.45%	0.00%	2.14%
2004	26,158	9.45	247,323	1.45%	0.00%	-5.45%
AllianceBernstein Real Estate Investment Portfolio Class B
2007	364,956	$16.43	$5,996,172	1.45%	1.29%	-16.00%
2006	551,465	19.56	10,785,718	1.45%	1.68%	32.93%
2005	515,114	14.71	7,579,101	1.45%	2.60%	9.78%
2004	222,969	13.40	2,988,257	1.45%	0.44%	34.02%
AllianceBernstein Value Portfolio Class B
2007	173,598	$12.66	$2,198,220	1.45%	1.22%	-5.55%
2006	181,806	13.41	2,437,525	1.45%	0.90%	19.27%
2005	106,013	11.24	1,191,665	1.45%	1.14%	3.95%
2004	49,625	10.81	536,609	1.45%	0.32%	8.13%
Davis Financial Portfolio(7)
2007	127,117	$12.00	$1,525,297	1.45%	1.25%	-7.41%
2006	96,027	12.96	1,244,444	1.45%	0.98%	16.79%
2005	34,678	11.10	384,805	1.45%	1.26%	10.96%
2004	—	—	—	—	—	—
Davis Real Estate Portfolio(7)
2007	271,167	$13.26	$3,596,196	1.45%	3.57%	-16.71%
2006	271,468	15.92	4,322,384	1.45%	3.60%	32.42%
2005	108,294	12.02	1,302,090	1.45%	4.43%	20.24%
2004	—	—	—	—	—	—
Davis Value Portfolio(7)
2007	3,117,480	$12.65	$39,422,511	1.45%	1.39%	3.12%
2006	2,084,907	12.26	25,567,111	1.45%	1.20%	13.33%
2005	581,839	10.82	6,295,600	1.45%	2.89%	8.20%
2004	—	—	—	—	—	—
Fidelity VIP Balanced Portfolio Service Class 2
2007	372,703	$12.51	$4,664,271	1.45%	3.03%	7.14%
2006	339,771	11.68	3,968,644	1.45%	1.63%	9.88%
2005	272,063	10.63	2,891,998	1.45%	1.64%	4.00%
2004	135,816	10.22	1,388,234	1.45%	0.00%	2.21%
Fidelity VIP Contrafund Portfolio Service Class 2
2007	6,537,522	$16.28	$106,409,350	1.45%	0.89%	15.60%
2006	3,977,456	14.08	56,002,248	1.45%	1.15%	9.82%
2005	1,848,988	12.82	23,706,511	1.45%	0.08%	14.96%
2004	642,126	11.15	7,161,827	1.45%	0.00%	11.53%
Fidelity VIP Equity-Income Portfolio Service Class 2
2007	1,407,816	$13.20	$18,589,496	1.45%	1.74%	-0.20%
2006	1,197,335	13.23	15,841,215	1.45%	2.95%	18.19%
2005	743,976	11.19	8,328,168	1.45%	0.90%	4.04%
2004	256,930	10.76	2,764,441	1.45%	0.00%	7.60%
Fidelity VIP Growth Portfolio Service Class 2
2007	209,551	$13.04	$2,731,629	1.45%	0.35%	24.82%
2006	167,230	10.44	1,746,425	1.45%	0.15%	5.03%
2005	136,709	9.94	1,359,336	1.45%	0.20%	3.97%
2004	79,835	9.56	763,492	1.45%	0.00%	-4.37%

B-53

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
REGULAR CONTRACT(4)
Fidelity VIP Investment Grade Bond Portfolio Service Class 2
2007	3,955,216	$10.74	$42,490,779	1.45%	2.94%	2.58%
2006	1,891,488	10.47	19,810,089	1.45%	1.79%	2.63%
2005	354,383	10.21	3,616,563	1.45%	1.81%	0.42%
2004	81,598	10.16	829,264	1.45%	0.00%	1.63%
Fidelity VIP Mid Cap Portfolio Service Class 2
2007	2,411,472	$17.44	$42,064,907	1.45%	0.49%	13.67%
2006	1,705,321	15.35	26,170,458	1.45%	0.15%	10.77%
2005	1,088,794	13.85	15,083,937	1.45%	0.00%	16.30%
2004	454,147	11.91	5,409,631	1.45%	0.00%	19.12%
Templeton Growth Securities Fund Class 2
2007	619,792	$14.43	$8,941,246	1.45%	1.34%	0.86%
2006	578,425	14.30	8,273,066	1.45%	1.31%	20.04%
2005	470,342	11.91	5,604,000	1.45%	1.06%	7.28%
2004	178,837	11.11	1,986,108	1.45%	0.50%	11.06%
Franklin Rising Dividends Securities Fund Class 2
2007	1,724,660	$12.24	$21,105,241	1.45%	2.37%	-4.10%
2006	914,126	12.76	11,664,554	1.45%	0.98%	15.42%
2005	542,038	11.06	5,992,280	1.45%	0.88%	1.93%
2004	209,089	10.85	2,267,810	1.45%	0.26%	8.46%
Franklin Small Cap Value Securities Fund Class 2
2007	1,239,653	$14.15	$17,543,259	1.45%	0.61%	-3.80%
2006	581,871	14.71	8,559,335	1.45%	0.59%	15.29%
2005	270,878	12.76	3,456,310	1.45%	0.76%	7.19%
2004	91,134	11.90	1,084,841	1.45%	0.10%	19.04%
MFS Research Bond Series Service Class
2007	185,162	$10.75	$1,989,662	1.45%	3.14%	2.42%
2006	185,842	10.49	1,949,877	1.45%	3.89%	2.29%
2005	177,308	10.26	1,818,726	1.45%	4.33%	-0.25%
2004	52,457	10.28	539,402	1.45%	0.17%	2.83%
MFS Core Equity Series Service Class (formerly MFS Capital Opportunities Series Service Class)
2007	16,675	$12.91	$215,284	1.45%	0.09%	9.27%
2006	13,819	11.82	163,279	1.45%	0.16%	11.86%
2005	12,250	10.56	129,392	1.45%	0.47%	-0.01%
2004	3,878	10.56	40,970	1.45%	0.02%	5.64%
MFS Emerging Growth Series Service Class
2007	80,333	$14.31	$1,149,169	1.45%	0.00%	19.12%
2006	70,127	12.01	842,132	1.45%	0.00%	6.05%
2005	38,836	11.32	439,765	1.45%	0.00%	7.34%
2004	11,726	10.55	123,690	1.45%	0.00%	5.49%
MFS Investors Trust Series Service Class
2007	79,906	$13.62	$1,088,269	1.45%	0.56%	8.44%
2006	55,053	12.56	691,451	1.45%	0.23%	11.06%
2005	37,127	11.31	419,870	1.45%	0.23%	5.47%
2004	15,808	10.72	169,495	1.45%	0.00%	7.22%

B-54

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
REGULAR CONTRACT(4)
MFS New Discovery Series Service Class
2007	99,174	$11.07	$1,098,084	1.45%	0.00%	0.77%
2006	88,834	10.99	976,100	1.45%	0.00%	11.29%
2005	56,902	9.87	561,788	1.45%	0.00%	3.51%
2004	36,867	9.54	351,644	1.45%	0.00%	-4.62%
MFS Strategic Income Series Service Class
2007	94,884	$11.19	$1,061,440	1.45%	4.43%	1.92%
2006	70,746	10.98	776,499	1.45%	4.46%	4.84%
2005	43,657	10.47	457,029	1.45%	5.64%	0.15%
2004	8,678	10.45	90,708	1.45%	0.06%	4.53%
MFS Total Return Series Service Class
2007	1,880,704	$12.22	$22,989,055	1.45%	2.30%	2.43%
2006	1,735,537	11.93	20,711,619	1.45%	2.08%	10.01%
2005	1,535,860	10.85	16,661,685	1.45%	1.57%	1.11%
2004	501,500	10.73	5,380,754	1.45%	0.11%	7.29%
Van Kampen Life Investment Trust Government Portfolio Class II
2007	310,777	$11.10	$3,448,100	1.45%	4.42%	5.46%
2006	267,461	10.52	2,813,731	1.45%	3.87%	1.61%
2005	232,084	10.35	2,402,818	1.45%	2.41%	1.78%
2004	63,425	10.17	645,183	1.45%	0.00%	1.72%
Van Kampen Life Investment Trust Growth & Income Portfolio Class II
2007	750,404	$13.75	$10,315,586	1.45%	1.33%	1.04%
2006	704,133	13.61	9,580,157	1.45%	0.87%	14.29%
2005	507,315	11.90	6,039,166	1.45%	0.55%	8.13%
2004	154,814	11.01	1,704,408	1.45%	0.00%	10.09%

B-55

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER (EDBR)(4)
RS Core Equity VIP Series
2007	22,819	$13.69	$312,283	1.65%	1.21%	13.29%
2006	17,682	12.08	213,598	1.65%	2.13%	15.33%
2005	2,928	10.47	30,669	1.65%	1.13%	2.58%
2004	858	10.21	8,760	1.65%	2.20%	2.10%
RS S&P 500 Index VIP Series
2007	62,908	$12.84	$807,607	1.65%	1.87%	3.48%
2006	64,390	12.41	798,800	1.65%	1.87%	13.56%
2005	60,327	10.92	659,044	1.65%	2.03%	2.82%
2004	14,346	10.63	152,424	1.65%	2.53%	6.25%
RS Asset Allocation VIP Series
2007	2,750	$12.55	$34,507	1.65%	2.38%	3.49%
2006	2,839	12.12	34,420	1.65%	4.05%	11.50%
2005	485	10.87	5,272	1.65%	0.71%	2.64%
2004	480	10.59	5,088	1.65%	2.47%	5.94%
RS High Yield Bond VIP Series
2007	33,061	$11.45	$378,700	1.65%	7.93%	-0.48%
2006	27,121	11.51	312,163	1.65%	7.76%	7.37%
2005	17,588	10.72	188,548	1.65%	8.06%	1.60%
2004	4,790	10.55	50,540	1.65%	8.72%	5.51%
RS Low Duration Bond VIP Series
2007	5,409	$10.46	$56,595	1.65%	4.43%	3.74%
2006	5,546	10.09	55,933	1.65%	4.12%	2.36%
2005	3,153	9.85	31,063	1.65%	3.40%	-0.42%
2004	5	9.89	50	1.65%	2.92%	-1.06%
RS Large Cap Value VIP Series
2007	17,664	$13.68	$241,672	1.65%	1.46%	-1.30%
2006	16,493	13.86	228,611	1.65%	1.26%	16.35%
2005	6,225	11.91	74,165	1.65%	1.57%	7.82%
2004	—	—	—	—	—	—
RS Partners VIP Series
2007	8,649	$11.97	$103,505	1.65%	0.00%	-3.64%
2006	7,959	12.42	98,851	1.65%	0.26%	7.55%
2005	7,759	11.55	89,604	1.65%	0.14%	2.50%
2004	2,379	11.27	26,806	1.65%	0.52%	12.66%
RS Small Cap Core Equity VIP Series
2007	39,159	$12.57	$492,410	1.65%	0.86%	3.40%
2006	34,272	12.16	416,803	1.65%	0.00%	15.24%
2005	32,171	10.55	339,512	1.65%	0.30%	-1.49%
2004	14,111	10.71	151,161	1.65%	0.00%	7.13%
RS International Growth VIP Series
2007	59,562	$17.26	$1,027,974	1.65%	3.87%	13.13%
2006	51,997	15.26	793,279	1.65%	1.06%	21.40%
2005	35,683	12.57	448,437	1.65%	1.45%	14.11%
2004	10,120	11.01	111,456	1.65%	0.12%	10.13%
RS Emerging Markets VIP Series
2007	33,892	$30.22	$1,024,212	1.65%	2.15%	43.00%
2006	39,864	21.13	842,414	1.65%	0.74%	33.95%
2005	22,071	15.78	348,205	1.65%	1.33%	38.20%
2004	5,103	11.42	58,251	1.65%	0.44%	14.16%

B-56

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER (EDBR)(4)
RS Investment Quality Bond VIP Series
2007	216,472	$10.92	$2,364,184	1.65%	5.48%	4.47%
2006	181,723	10.45	1,899,678	1.65%	5.60%	2.47%
2005	71,274	10.20	727,110	1.65%	5.96%	0.67%
2004	14,374	10.13	145,668	1.65%	5.85%	1.34%
RS MidCap Opportunities VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Global Natural Resources VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Value VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Equity Dividend VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
The Information Age VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Money Market VIP Series (formerly RS Cash Management VIP Series)
2007	55,282	$10.61	$586,635	1.65%	4.64%	2.97%
2006	19,064	10.31	196,458	1.65%	4.57%	2.81%
2005	22,137	10.02	221,887	1.65%	2.84%	1.00%
2004	4,827	9.92	47,904	1.65%	0.93%	-0.76%
Gabelli Capital Asset Fund
2007	57,795	$14.03	$810,691	1.65%	0.49%	7.34%
2006	60,877	13.07	795,549	1.65%	0.34%	19.93%
2005	37,543	10.90	409,100	1.65%	0.35%	0.35%
2004	8,966	10.86	97,362	1.65%	0.72%	8.59%
Value Line Centurion Fund
2007	10,675	$13.93	$148,674	1.65%	0.00%	18.73%
2006	10,395	11.73	121,936	1.65%	0.00%	2.14%
2005	54	11.48	615	1.65%	0.00%	7.33%
2004	—	—	—	—	—	—
Value Line Strategic Asset Management Trust
2007	12,393	$13.94	$172,789	1.65%	0.95%	13.38%
2006	12,294	12.30	151,186	1.65%	0.95%	5.09%
2005	12,335	11.70	144,332	1.65%	0.51%	7.29%
2004	11,245	10.91	122,645	1.65%	0.20%	9.07%

B-57

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NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER (EDBR)(4)
AIM V.I. Capital Appreciation Fund Series II(8)
2007	18,587	$12.33	$229,195	1.65%	0.00%	9.89%
2006	23,283	11.22	261,246	1.65%	0.00%	4.90%
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I. Aggressive Growth Fund Series II(9)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	126	11.01	1,386	1.65%	0.00%	3.79%
2004	—	—	—	—	—	—
AIM V.I. Growth Fund Series II(9)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	8,563	10.70	91,595	1.65%	0.00%	5.39%
2004	—	—	—	—	—	—
AIM V.I. Basic Value Fund Series II
2007	17	$12.18	$209	1.65%	0.34%	-0.31%
2006	8	12.22	97	1.65%	0.13%	11.08%
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I. Government Securities Fund Series II
2007	8,513	$10.58	$90,090	1.65%	3.90%	4.36%
2006	7,465	10.14	75,693	1.65%	4.08%	1.58%
2005	6,953	9.98	69,410	1.65%	4.54%	-0.26%
2004	1,024	10.01	10,250	1.65%	7.08%	0.09%
AIM V.I. Mid Cap Core Equity Fund Series II
2007	10,645	$13.49	$143,597	1.65%	0.05%	7.48%
2006	10,900	12.55	136,801	1.65%	0.77%	9.15%
2005	8,873	11.50	102,025	1.65%	0.44%	5.50%
2004	2,245	10.90	24,472	1.65%	0.06%	8.98%
AIM V.I. Core Equity Fund Series II
2007	674	$12.67	$8,541	1.65%	0.96%	6.10%
2006	622	11.94	7,431	1.65%	1.23%	13.08%
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
Alger American Leveraged Allcap Portfolio Class S(7)
2007	1,007	$17.80	$17,929	1.65%	0.00%	31.00%
2006	1,008	13.59	13,699	1.65%	0.00%	17.00%
2005	416	11.61	4,828	1.65%	0.00%	16.14%
2004	—	—	—	—	—	—
AllianceBernstein Growth & Income Portfolio Class B
2007	7,014	$13.10	$91,916	1.65%	1.19%	3.13%
2006	5,936	12.71	75,424	1.65%	1.16%	15.06%
2005	4,874	11.04	53,824	1.65%	1.25%	2.87%
2004	1,246	10.73	13,378	1.65%	0.31%	7.35%
AllianceBernstein Large Cap Growth Portfolio Class B
2007	5,692	$12.75	$72,567	1.65%	0.00%	11.74%
2006	5,280	11.41	60,238	1.65%	0.00%	-2.28%
2005	2,940	11.67	34,328	1.65%	0.00%	12.95%
2004	—	—	—	—	—	—

B-58

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER (EDBR)(4)
AllianceBernstein Global Technology Portfolio Class B
2007	879	$12.09	$10,625	1.65%	0.00%	17.92%
2006	854	10.25	8,759	1.65%	0.00%	6.60%
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AllianceBernstein Real Estate Investment Portfolio Class B
2007	5,277	$16.30	$86,014	1.65%	1.29%	-16.16%
2006	4,070	19.44	79,127	1.65%	1.68%	32.66%
2005	2,398	14.66	35,144	1.65%	2.60%	9.56%
2004	543	13.38	7,258	1.65%	0.44%	33.77%
AllianceBernstein Value Portfolio Class B
2007	2,222	$12.56	$27,916	1.65%	1.22%	-5.74%
2006	2,778	13.33	37,028	1.65%	0.90%	19.04%
2005	1,677	11.20	18,780	1.65%	1.14%	3.74%
2004	829	10.79	8,951	1.65%	0.32%	7.93%
Davis Financial Portfolio(7)
2007	2,022	$11.93	$24,128	1.65%	1.25%	-7.59%
2006	1,584	12.91	20,458	1.65%	0.98%	16.55%
2005	2,824	11.08	31,288	1.65%	1.26%	10.80%
2004	—	—	—	—	—	—
Davis Real Estate Portfolio(7)
2007	17,487	$13.19	$230,645	1.65%	3.57%	-16.88%
2006	17,621	15.87	279,594	1.65%	3.60%	32.16%
2005	4,775	12.01	57,324	1.65%	4.43%	20.06%
2004	—	—	—	—	—	—
Davis Value Portfolio(7)
2007	51,492	$12.58	$647,611	1.65%	1.39%	2.91%
2006	39,756	12.22	485,842	1.65%	1.20%	13.11%
2005	19,960	10.80	215,654	1.65%	2.89%	8.05%
2004	—	—	—	—	—	—
Fidelity VIP Balanced Portfolio Service Class 2
2007	5,941	$12.42	$73,765	1.65%	3.03%	6.93%
2006	5,989	11.61	69,539	1.65%	1.63%	9.66%
2005	6,585	10.59	69,724	1.65%	1.64%	3.79%
2004	6,377	10.20	65,055	1.65%	0.00%	2.02%
Fidelity VIP Contrafund Portfolio Service Class 2
2007	144,412	$16.15	$2,332,058	1.65%	0.89%	15.37%
2006	129,574	14.00	1,813,661	1.65%	1.15%	9.60%
2005	79,739	12.77	1,018,385	1.65%	0.08%	14.73%
2004	32,224	11.13	358,722	1.65%	0.00%	11.32%
Fidelity VIP Equity-Income Portfolio Service Class 2
2007	51,855	$13.10	$679,331	1.65%	1.74%	-0.40%
2006	47,956	13.15	630,739	1.65%	2.95%	17.95%
2005	28,223	11.15	314,699	1.65%	0.90%	3.83%
2004	13,327	10.74	143,124	1.65%	0.00%	7.39%
Fidelity VIP Growth Portfolio Service Class 2
2007	3,156	$12.93	$40,815	1.65%	0.35%	24.57%
2006	3,159	10.38	32,796	1.65%	0.15%	4.82%
2005	2,157	9.90	21,367	1.65%	0.20%	3.76%
2004	—	—	—	—	—	—

B-59

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER (EDBR)(4)
Fidelity VIP Investment Grade Bond Portfolio Service Class 2
2007	30,213	$10.66	$322,017	1.65%	2.94%	2.37%
2006	17,237	10.41	179,462	1.65%	1.79%	2.42%
2005	8,725	10.17	88,690	1.65%	1.81%	0.22%
2004	—	—	—	—	—	—
Fidelity VIP Mid Cap Portfolio Service Class 2
2007	81,026	$17.31	$1,402,257	1.65%	0.49%	13.44%
2006	66,224	15.26	1,010,311	1.65%	0.15%	10.55%
2005	45,443	13.80	627,112	1.65%	0.00%	16.07%
2004	15,769	11.89	187,474	1.65%	0.00%	18.89%
Templeton Growth Securities Fund Class 2
2007	16,852	$14.31	$241,196	1.65%	1.34%	0.66%
2006	12,712	14.22	180,740	1.65%	1.31%	19.80%
2005	9,413	11.87	111,712	1.65%	1.06%	7.07%
2004	1,962	11.08	21,747	1.65%	0.50%	10.85%
Franklin Rising Dividends Securities Fund Class 2
2007	27,372	$12.14	$332,326	1.65%	2.37%	-4.29%
2006	21,137	12.69	268,134	1.65%	0.98%	15.19%
2005	12,123	11.01	133,497	1.65%	0.88%	1.72%
2004	2,771	10.83	30,002	1.65%	0.26%	8.26%
Franklin Small Cap Value Securities Fund Class 2
2007	30,998	$14.04	$435,223	1.65%	0.61%	-3.99%
2006	22,669	14.62	331,505	1.65%	0.59%	15.05%
2005	11,149	12.71	141,708	1.65%	0.76%	6.97%
2004	2,358	11.88	28,017	1.65%	0.10%	18.81%
MFS Research Bond Series Service Class
2007	3,889	$10.66	$41,459	1.65%	3.14%	2.21%
2006	7,248	10.43	75,600	1.65%	3.89%	2.08%
2005	6,304	10.22	64,414	1.65%	4.33%	-0.45%
2004	5,288	10.26	54,267	1.65%	0.17%	2.63%
MFS Core Equity Series Service Class (formerly MFS Capital Opportunities Series Service Class)
2007	175	$12.81	$2,242	1.65%	0.09%	9.05%
2006	94	11.75	1,099	1.65%	0.16%	11.63%
2005	8	10.52	79	1.65%	0.47%	-0.21%
2004	—	—	—	—	—	—
MFS Emerging Growth Series Service Class
2007	282	$14.19	$3,999	1.65%	0.00%	18.88%
2006	282	11.94	3,370	1.65%	0.00%	5.84%
2005	245	11.28	2,759	1.65%	0.00%	7.13%
2004	—	—	—	—	—	—
MFS Investors Trust Series Service Class
2007	2,027	$13.51	$27,391	1.65%	0.56%	8.22%
2006	1,964	12.49	24,528	1.65%	0.23%	10.84%
2005	1,149	11.26	12,947	1.65%	0.23%	5.26%
2004	—	—	—	—	—	—

B-60

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
7 YEAR ENHANCED DEATH BENEFIT RIDER (EDBR)(4)
MFS New Discovery Series Service Class
2007	687	$10.99	$7,551	1.65%	0.00%	0.57%
2006	454	10.92	4,961	1.65%	0.00%	11.07%
2005	375	9.83	3,685	1.65%	0.00%	3.30%
2004	42	9.52	404	1.65%	0.00%	-4.80%
MFS Strategic Income Series Service Class
2007	76	$11.10	$845	1.65%	4.43%	1.72%
2006	76	10.91	834	1.65%	4.46%	4.64%
2005	34	10.43	351	1.65%	5.64%	-0.05%
2004	—	—	—	—	—	—
MFS Total Return Series Service Class
2007	72,006	$12.13	$873,249	1.65%	2.30%	2.22%
2006	69,726	11.86	827,202	1.65%	2.08%	9.79%
2005	47,823	10.81	516,785	1.65%	1.57%	0.91%
2004	28,435	10.71	304,513	1.65%	0.11%	7.09%
Van Kampen Life Investment Trust Government Portfolio Class II
2007	14,496	$11.01	$159,570	1.65%	4.42%	5.25%
2006	14,568	10.46	152,352	1.65%	3.87%	1.41%
2005	3,696	10.31	38,115	1.65%	2.41%	1.57%
2004	—	—	—	—	—	—
Van Kampen Life Investment Trust Growth & Income Portfolio Class II
2007	22,527	$13.64	$307,233	1.65%	1.33%	0.83%
2006	23,243	13.53	314,371	1.65%	0.87%	14.06%
2005	20,299	11.86	240,707	1.65%	0.55%	7.91%
2004	6,853	10.99	75,301	1.65%	0.00%	9.89%

B-61

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
7 YEAR EDBR WITH LIVING BENEFIT RIDER (LBR) OR EARNINGS BENEFIT RIDER (EBR)(4)
RS Core Equity VIP Series
2007	922	$13.55	$12,488	1.90%	1.21%	13.01%
2006	114	11.99	1,369	1.90%	2.13%	15.04%
2005	118	10.42	1,230	1.90%	1.13%	2.32%
2004	118	10.19	1,205	1.90%	2.20%	1.86%
RS S&P 500 Index VIP Series
2007	6,037	$12.71	$76,746	1.90%	1.87%	3.23%
2006	6,643	12.31	81,806	1.90%	1.87%	13.29%
2005	7,809	10.87	84,892	1.90%	2.03%	2.55%
2004	4,220	10.60	44,737	1.90%	2.53%	6.00%
RS Asset Allocation VIP Series(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS High Yield Bond VIP Series
2007	3,899	$11.34	$44,220	1.90%	7.93%	-0.73%
2006	4,189	11.43	47,863	1.90%	7.76%	7.10%
2005	4,463	10.67	47,607	1.90%	8.06%	1.35%
2004	2,366	10.53	24,900	1.90%	8.72%	5.26%
RS Low Duration Bond VIP Series
2007	5,899	$10.36	$61,113	1.90%	4.43%	3.48%
2006	2,616	10.01	26,189	1.90%	4.12%	2.10%
2005	2,476	9.81	24,275	1.90%	3.40%	-0.66%
2004	2,468	9.87	24,361	1.90%	2.92%	-1.29%
RS Large Cap Value VIP Series(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Partners VIP Series
2007	36	$11.85	$429	1.90%	0.00%	-3.88%
2006	38	12.33	463	1.90%	0.26%	7.28%
2005	38	11.49	442	1.90%	0.14%	2.24%
2004	40	11.24	447	1.90%	0.52%	12.39%
RS Small Cap Core Equity VIP Series(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS International Growth VIP Series
2007	4,188	$17.09	$71,570	1.90%	3.87%	12.84%
2006	3,971	15.14	60,136	1.90%	1.06%	21.09%
2005	4,146	12.51	51,846	1.90%	1.45%	13.82%
2004	3,144	10.99	34,539	1.90%	0.12%	9.87%
RS Emerging Markets VIP Series
2007	2,211	$29.92	$66,148	1.90%	2.15%	42.65%
2006	2,838	20.98	59,541	1.90%	0.74%	33.61%
2005	4,038	15.70	63,391	1.90%	1.33%	37.85%
2004	3,197	11.39	36,416	1.90%	0.44%	13.89%

B-62

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
7 YEAR EDBR WITH LIVING BENEFIT RIDER (LBR) OR EARNINGS BENEFIT RIDER (EBR)(4)
RS Investment Quality Bond VIP Series
2007	16,604	$10.81	$179,560	1.90%	5.48%	4.21%
2006	16,412	10.38	170,307	1.90%	5.60%	2.22%
2005	17,291	10.15	175,536	1.90%	5.96%	0.41%
2004	10,472	10.11	105,872	1.90%	5.85%	1.10%
RS MidCap Opportunities VIP Series(5) (10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Global Natural Resources VIP Series(5) (10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Value VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Equity Dividend VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
The Information Age VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Money Market VIP Series (formerly RS Cash Management VIP Series)
2007	898	$10.51	$9,431	1.90%	4.64%	2.72%
2006	919	10.23	9,396	1.90%	4.57%	2.55%
2005	1,522	9.97	15,177	1.90%	2.84%	0.75%
2004	1,013	9.90	10,034	1.90%	0.93%	-0.99%
Gabelli Capital Asset Fund
2007	134	$13.89	$1,860	1.90%	0.49%	7.07%
2006	128	12.97	1,656	1.90%	0.34%	19.63%
2005	122	10.84	1,321	1.90%	0.35%	0.10%
2004	117	10.83	1,263	1.90%	0.72%	8.33%
Value Line Centurion Fund(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
Value Line Strategic Asset Management Trust
2007	1,059	$13.81	$14,618	1.90%	0.95%	13.10%
2006	1,106	12.21	13,504	1.90%	0.95%	4.83%
2005	1,116	11.64	12,997	1.90%	0.51%	7.02%
2004	155	10.88	1,686	1.90%	0.20%	8.81%

B-63

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
7 YEAR EDBR WITH LIVING BENEFIT RIDER (LBR) OR EARNINGS BENEFIT RIDER (EBR)(4)
AIM V.I. Capital Appreciation Fund Series II(5)(8)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I. Aggressive Growth Fund Series II(9)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I. Growth Fund Series II(9)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I. Basic Value Fund Series II(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I. Government Securities Fund Series II
2007	4,807	$10.48	$50,365	1.90%	3.90%	4.10%
2006	4,976	10.07	50,090	1.90%	4.08%	1.32%
2005	6,295	9.93	62,539	1.90%	4.54%	-0.51%
2004	5,248	9.99	52,407	1.90%	7.08%	-0.15%
AIM V.I. Mid Cap Core Equity Fund Series II(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I. Core Equity Fund Series II
2007	1,347	$12.54	$16,893	1.90%	0.96%	5.84%
2006	1,385	11.85	16,408	1.90%	1.23%	12.80%
2005	2,075	10.51	21,802	1.90%	0.70%	3.37%
2004	1,038	10.16	10,547	1.90%	0.51%	1.63%
Alger American Leveraged Allcap Portfolio Class S(5)(7)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AllianceBernstein Growth & Income Portfolio Class B
2007	804	$12.98	$10,431	1.90%	1.19%	2.88%
2006	849	12.61	10,706	1.90%	1.16%	14.77%
2005	1,495	10.99	16,432	1.90%	1.25%	2.62%
2004	1,041	10.71	11,143	1.90%	0.31%	7.10%
AllianceBernstein Large Cap Growth Portfolio Class B(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—

B-64

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
7 YEAR EDBR WITH LIVING BENEFIT RIDER (LBR) OR EARNINGS BENEFIT RIDER (EBR)(4)
AllianceBernstein Global Technology Portfolio Class B(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AllianceBernstein Real Estate Investment Portfolio Class B
2007	1,096	$16.14	$17,686	1.90%	1.29%	-16.37%
2006	1,230	19.30	23,737	1.90%	1.68%	32.33%
2005	1,387	14.58	20,233	1.90%	2.60%	9.29%
2004	—	—	—	—	—	—
AllianceBernstein Value Portfolio Class B(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
Davis Financial Portfolio(5)(7)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
Davis Real Estate Portfolio(7)
2007	299	$13.10	$3,917	1.90%	3.57%	-17.08%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
Davis Value Portfolio(7)
2007	408	$12.49	$5,092	1.90%	1.39%	2.66%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
Fidelity VIP Balanced Portfolio Service Class 2
2007	950	$12.29	$11,675	1.90%	3.03%	6.66%
2006	1,003	11.53	11,565	1.90%	1.63%	9.39%
2005	1,020	10.54	10,751	1.90%	1.64%	3.53%
2004	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio Service Class 2
2007	10,845	$15.99	$173,405	1.90%	0.89%	15.08%
2006	10,927	13.89	151,816	1.90%	1.15%	9.32%
2005	11,785	12.71	149,786	1.90%	0.08%	14.44%
2004	6,563	11.11	72,886	1.90%	0.00%	11.06%
Fidelity VIP Equity-Income Portfolio Service Class 2
2007	110	$12.97	$1,424	1.90%	1.74%	-0.64%
2006	112	13.06	1,458	1.90%	2.95%	17.66%
2005	115	11.10	1,280	1.90%	0.90%	3.57%
2004	116	10.71	1,239	1.90%	0.00%	7.14%
Fidelity VIP Growth Portfolio Service Class 2(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—

B-65

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
7 YEAR EDBR WITH LIVING BENEFIT RIDER (LBR) OR EARNINGS BENEFIT RIDER (EBR)(4)
Fidelity VIP Investment Grade Bond Portfolio Service Class 2
2007	7,957	$10.55	$83,979	1.90%	2.94%	2.11%
2006	7,501	10.34	77,519	1.90%	1.79%	2.17%
2005	7,068	10.12	71,503	1.90%	1.81%	-0.03%
2004	4,347	10.12	43,994	1.90%	0.00%	1.19%
Fidelity VIP Mid Cap Portfolio Service Class 2
2007	3,669	$17.14	$62,864	1.90%	0.49%	13.16%
2006	3,857	15.14	58,415	1.90%	0.15%	10.28%
2005	4,321	13.73	59,334	1.90%	0.00%	15.78%
2004	2,009	11.86	23,826	1.90%	0.00%	18.61%
Templeton Growth Securities Fund Class 2
2007	70	$14.17	$986	1.90%	1.34%	0.41%
2006	67	14.11	941	1.90%	1.31%	19.50%
2005	75	11.81	881	1.90%	1.06%	6.80%
2004	78	11.06	863	1.90%	0.50%	10.58%
Franklin Rising Dividends Securities Fund Class 2
2007	967	$12.02	$11,629	1.90%	2.37%	-4.53%
2006	1,134	12.59	14,285	1.90%	0.98%	14.91%
2005	1,327	10.96	14,544	1.90%	0.88%	1.47%
2004	229	10.80	2,472	1.90%	0.26%	8.00%
Franklin Small Cap Value Securities Fund Class 2(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
MFS Research Bond Series Service Class
2007	4,898	$10.56	$51,700	1.90%	3.14%	1.95%
2006	2,976	10.35	30,816	1.90%	3.89%	1.83%
2005	3,000	10.17	30,501	1.90%	4.33%	-0.69%
2004	—	—	—	—	—	—
MFS Core Equity Series Service Class (formerly MFS Capital Opportunities Series Service Class)(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
MFS Emerging Growth Series Service Class(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
MFS Investors Trust Series Service Class(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—

B-66

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
7 YEAR EDBR WITH LIVING BENEFIT RIDER (LBR) OR EARNINGS BENEFIT RIDER (EBR)(4)
MFS New Discovery Series Service Class(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
MFS Strategic Income Series Service Class(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
MFS Total Return Series Service Class
2007	9,681	$12.01	$116,253	1.90%	2.30%	1.97%
2006	9,904	11.78	116,633	1.90%	2.08%	9.51%
2005	11,248	10.75	120,954	1.90%	1.57%	0.66%
2004	5,967	10.68	63,746	1.90%	0.11%	6.84%
Van Kampen Life Investment Trust Government Portfolio Class II
2007	182	$10.90	$1,986	1.90%	4.42%	4.99%
2006	179	10.38	1,861	1.90%	3.87%	1.16%
2005	173	10.26	1,775	1.90%	2.41%	1.32%
2004	167	10.13	1,692	1.90%	0.00%	1.29%
Van Kampen Life Investment Trust Growth & Income Portfolio Class II
2007	1,919	$13.50	$25,909	1.90%	1.33%	0.58%
2006	1,987	13.43	26,681	1.90%	0.87%	13.78%
2005	2,065	11.80	24,364	1.90%	0.55%	7.64%
2004	2,060	10.96	22,577	1.90%	0.00%	9.63%

B-67

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH LBR OR EBR(4)
RS Core Equity VIP Series
2007	32,947	$13.66	$449,990	1.70%	1.21%	13.23%
2006	15,381	12.06	185,525	1.70%	2.13%	15.27%
2005	14,346	10.46	150,107	1.70%	1.13%	2.53%
2004	19,433	10.21	198,327	1.70%	2.20%	2.06%
RS S&P 500 Index VIP Series
2007	131,060	$12.81	$1,679,204	1.70%	1.87%	3.43%
2006	125,643	12.39	1,556,383	1.70%	1.87%	13.50%
2005	127,068	10.91	1,386,805	1.70%	2.03%	2.77%
2004	61,258	10.62	650,565	1.70%	2.53%	6.20%
RS Asset Allocation VIP Series
2007	7,533	$12.52	$94,332	1.70%	2.38%	3.44%
2006	6,268	12.11	75,882	1.70%	4.05%	11.44%
2005	6,214	10.86	67,498	1.70%	0.71%	2.59%
2004	6,933	10.59	73,405	1.70%	2.47%	5.89%
RS High Yield Bond VIP Series
2007	6,375	$11.43	$72,881	1.70%	7.93%	-0.53%
2006	2,413	11.49	27,733	1.70%	7.76%	7.32%
2005	2,659	10.71	28,473	1.70%	8.06%	1.55%
2004	618	10.55	6,515	1.70%	8.72%	5.46%
RS Low Duration Bond VIP Series
2007	169,041	$10.44	$1,765,190	1.70%	4.43%	3.69%
2006	137,880	10.07	1,388,587	1.70%	4.12%	2.31%
2005	118,321	9.84	1,164,721	1.70%	3.40%	-0.47%
2004	60,386	9.89	597,207	1.70%	2.92%	-1.10%
RS Large Cap Value VIP Series
2007	20,650	$13.65	$281,976	1.70%	1.46%	-1.35%
2006	19,311	13.84	267,285	1.70%	1.26%	16.29%
2005	15,055	11.90	179,186	1.70%	1.57%	7.77%
2004	7,106	11.04	78,475	1.70%	1.46%	10.44%
RS Partners VIP Series
2007	25,481	$11.94	$304,357	1.70%	0.00%	-3.69%
2006	20,559	12.40	254,970	1.70%	0.26%	7.50%
2005	18,724	11.54	216,005	1.70%	0.14%	2.45%
2004	14,467	11.26	162,911	1.70%	0.52%	12.61%
RS Small Cap Core Equity VIP Series
2007	44,630	$12.55	$560,101	1.70%	0.86%	3.35%
2006	31,187	12.14	378,713	1.70%	0.00%	15.18%
2005	33,345	10.54	351,562	1.70%	0.30%	-1.54%
2004	24,772	10.71	265,242	1.70%	0.00%	7.07%
RS International Growth VIP Series
2007	78,100	$17.22	$1,345,257	1.70%	3.87%	13.07%
2006	57,212	15.23	871,547	1.70%	1.06%	21.34%
2005	46,852	12.55	588,225	1.70%	1.45%	14.05%
2004	23,453	11.01	258,174	1.70%	0.12%	10.08%
RS Emerging Markets VIP Series
2007	31,045	$30.16	$936,338	1.70%	2.15%	42.93%
2006	25,335	21.10	534,602	1.70%	0.74%	33.88%
2005	22,070	15.76	347,852	1.70%	1.33%	38.13%
2004	12,508	11.41	142,721	1.70%	0.44%	14.10%

B-68

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH LBR OR EBR(4)
RS Investment Quality Bond VIP Series
2007	260,362	$10.90	$2,837,902	1.70%	5.48%	4.42%
2006	133,154	10.44	1,389,889	1.70%	5.60%	2.42%
2005	101,950	10.19	1,039,033	1.70%	5.96%	0.61%
2004	61,249	10.13	620,412	1.70%	5.85%	1.29%
RS MidCap Opportunities VIP Series(10)
2007	143	$9.79	$1,404	1.70%	0.00%	-2.11%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Global Natural Resources VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Value VIP Series(10)
2007	73	$9.42	$691	1.70%	0.00%	-5.77%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Equity Dividend VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
The Information Age VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Money Market VIP Series (formerly RS Cash Management VIP Series)
2007	17,788	$10.59	$188,385	1.70%	4.64%	2.92%
2006	11,392	10.29	117,220	1.70%	4.57%	2.76%
2005	4,151	10.01	41,564	1.70%	2.84%	0.95%
2004	4,077	9.92	40,442	1.70%	0.93%	-0.80%
Gabelli Capital Asset Fund
2007	81,169	$14.00	$1,136,312	1.70%	0.49%	7.28%
2006	65,417	13.05	853,617	1.70%	0.34%	19.87%
2005	68,006	10.89	740,337	1.70%	0.35%	0.30%
2004	41,301	10.85	448,267	1.70%	0.72%	8.54%
Value Line Centurion Fund
2007	86	$13.90	$1,202	1.70%	0.00%	18.67%
2006	88	11.71	1,026	1.70%	0.00%	2.09%
2005	91	11.47	1,043	1.70%	0.00%	7.28%
2004	94	10.70	1,003	1.70%	0.00%	6.95%
Value Line Strategic Asset Management Trust
2007	27,970	$13.92	$389,217	1.70%	0.95%	13.33%
2006	29,019	12.28	356,325	1.70%	0.95%	5.04%
2005	25,453	11.69	297,543	1.70%	0.51%	7.23%
2004	20,805	10.90	226,812	1.70%	0.20%	9.02%

B-69

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH LBR OR EBR(4)
AIM V.I. Capital Appreciation Fund Series II(8)
2007	29,061	$12.31	$357,640	1.70%	0.00%	9.84%
2006	24,582	11.20	275,417	1.70%	0.00%	4.84%
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I. Aggressive Growth Fund Series II(9)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	9,785	11.00	107,655	1.70%	0.00%	3.74%
2004	2,824	10.61	29,951	1.70%	0.00%	6.06%
AIM V.I. Growth Fund Series II(9)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	9,951	10.69	106,343	1.70%	0.00%	5.34%
2004	6,944	10.14	70,441	1.70%	0.00%	1.45%
AIM V.I. Basic Value Fund Series II
2007	4,546	$12.16	$55,284	1.70%	0.34%	-0.36%
2006	4,137	12.20	50,492	1.70%	0.13%	11.03%
2005	2,586	10.99	28,421	1.70%	0.00%	3.64%
2004	—	—	—	—	—	—
AIM V.I. Government Securities Fund Series II
2007	32,195	$10.56	$340,026	1.70%	3.90%	4.31%
2006	29,490	10.13	298,599	1.70%	4.08%	1.53%
2005	24,408	9.97	243,421	1.70%	4.54%	-0.31%
2004	17,518	10.00	175,259	1.70%	7.08%	0.04%
AIM V.I. Mid Cap Core Equity Fund Series II
2007	3,498	$13.46	$47,094	1.70%	0.05%	7.43%
2006	3,053	12.53	38,263	1.70%	0.77%	9.10%
2005	2,614	11.49	30,030	1.70%	0.44%	5.45%
2004	715	10.89	7,789	1.70%	0.06%	8.93%
AIM V.I. Core Equity Fund Series II
2007	896	$12.64	$11,324	1.70%	0.96%	6.05%
2006	869	11.92	10,359	1.70%	1.23%	13.02%
2005	1,210	10.55	12,763	1.70%	0.70%	3.57%
2004	1,440	10.18	14,667	1.70%	0.51%	1.82%
Alger American Leveraged Allcap Portfolio Class S(7)
2007	1,025	$17.78	$18,219	1.70%	0.00%	30.94%
2006	1,125	13.58	15,278	1.70%	0.00%	16.94%
2005	212	11.61	2,456	1.70%	0.00%	16.10%
2004	—	—	—	—	—	—
AllianceBernstein Growth & Income Portfolio Class B
2007	9,600	$13.08	$125,548	1.70%	1.19%	3.08%
2006	9,627	12.69	122,141	1.70%	1.16%	15.00%
2005	8,584	11.03	94,708	1.70%	1.25%	2.82%
2004	4,088	10.73	43,864	1.70%	0.31%	7.30%
AllianceBernstein Large Cap Growth Portfolio Class B
2007	6,694	$12.72	$85,165	1.70%	0.00%	11.69%
2006	4,203	11.39	47,882	1.70%	0.00%	-2.33%
2005	3,502	11.66	40,850	1.70%	0.00%	12.89%
2004	2,522	10.33	26,051	1.70%	0.00%	3.31%

B-70

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH LBR OR EBR(4)
AllianceBernstein Global Technology Portfolio Class B
2007	4,733	$12.07	$57,118	1.70%	0.00%	17.86%
2006	2,406	10.24	24,634	1.70%	0.00%	6.54%
2005	2,051	9.61	19,709	1.70%	0.00%	1.89%
2004	1,213	9.43	11,442	1.70%	0.00%	-5.67%
AllianceBernstein Real Estate Investment Portfolio Class B
2007	29,708	$16.27	$483,305	1.70%	1.29%	-16.21%
2006	25,770	19.41	500,314	1.70%	1.68%	32.60%
2005	27,560	14.64	403,537	1.70%	2.60%	9.51%
2004	13,619	13.37	182,095	1.70%	0.44%	33.70%
AllianceBernstein Value Portfolio Class B
2007	10,274	$12.54	$128,813	1.70%	1.22%	-5.79%
2006	8,000	13.31	106,470	1.70%	0.90%	18.98%
2005	6,576	11.19	73,557	1.70%	1.14%	3.69%
2004	5,593	10.79	60,333	1.70%	0.32%	7.88%
Davis Financial Portfolio(7)
2007	907	$11.92	$10,808	1.70%	1.25%	-7.64%
2006	648	12.90	8,360	1.70%	0.98%	16.50%
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
Davis Real Estate Portfolio(7)
2007	27,334	$13.17	$360,044	1.70%	3.57%	-16.92%
2006	11,594	15.85	183,809	1.70%	3.60%	32.09%
2005	6,260	12.00	75,137	1.70%	4.43%	20.02%
2004	—	—	—	—	—	—
Davis Value Portfolio(7)
2007	70,092	$12.56	$880,335	1.70%	1.39%	2.86%
2006	33,009	12.21	403,049	1.70%	1.20%	13.05%
2005	17,085	10.80	184,529	1.70%	2.89%	8.01%
2004	—	—	—	—	—	—
Fidelity VIP Balanced Portfolio Service Class 2
2007	11,871	$12.39	$147,095	1.70%	3.03%	6.88%
2006	14,377	11.59	166,691	1.70%	1.63%	9.61%
2005	15,203	10.58	160,818	1.70%	1.64%	3.74%
2004	8,083	10.20	82,424	1.70%	0.00%	1.97%
Fidelity VIP Contrafund Portfolio Service Class 2
2007	305,685	$16.12	$4,926,618	1.70%	0.89%	15.31%
2006	194,854	13.98	2,723,360	1.70%	1.15%	9.54%
2005	144,183	12.76	1,839,626	1.70%	0.08%	14.67%
2004	60,465	11.13	672,783	1.70%	0.00%	11.27%
Fidelity VIP Equity-Income Portfolio Service Class 2
2007	84,143	$13.07	$1,100,146	1.70%	1.74%	-0.45%
2006	58,277	13.13	765,366	1.70%	2.95%	17.89%
2005	56,359	11.14	627,824	1.70%	0.90%	3.78%
2004	39,692	10.73	426,058	1.70%	0.00%	7.34%
Fidelity VIP Growth Portfolio Service Class 2
2007	12,979	$12.91	$167,519	1.70%	0.35%	24.51%
2006	14,400	10.37	149,275	1.70%	0.15%	4.76%
2005	14,153	9.89	140,042	1.70%	0.20%	3.71%
2004	10,854	9.54	103,552	1.70%	0.00%	-4.59%

B-71

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH LBR OR EBR(4)
Fidelity VIP Investment Grade Bond Portfolio Service Class 2
2007	179,342	$10.64	$1,907,715	1.70%	2.94%	2.32%
2006	104,161	10.40	1,082,889	1.70%	1.79%	2.37%
2005	82,207	10.16	834,864	1.70%	1.81%	0.17%
2004	39,683	10.14	402,331	1.70%	0.00%	1.39%
Fidelity VIP Mid Cap Portfolio Service Class 2
2007	96,606	$17.27	$1,668,596	1.70%	0.49%	13.38%
2006	65,220	15.23	993,531	1.70%	0.15%	10.50%
2005	58,321	13.79	804,041	1.70%	0.00%	16.01%
2004	36,499	11.88	433,730	1.70%	0.00%	18.83%
Templeton Growth Securities Fund Class 2
2007	14,408	$14.28	$205,806	1.70%	1.34%	0.61%
2006	11,901	14.20	168,970	1.70%	1.31%	19.74%
2005	10,951	11.86	129,843	1.70%	1.06%	7.02%
2004	6,154	11.08	68,180	1.70%	0.50%	10.79%
Franklin Rising Dividends Securities Fund Class 2
2007	53,914	$12.12	$653,279	1.70%	2.37%	-4.34%
2006	29,874	12.67	378,398	1.70%	0.98%	15.14%
2005	28,851	11.00	317,407	1.70%	0.88%	1.67%
2004	13,838	10.82	149,734	1.70%	0.26%	8.20%
Franklin Small Cap Value Securities Fund Class 2
2007	49,912	$14.01	$699,392	1.70%	0.61%	-4.04%
2006	13,761	14.60	200,930	1.70%	0.59%	15.00%
2005	13,314	12.70	169,051	1.70%	0.76%	6.92%
2004	8,631	11.88	102,499	1.70%	0.10%	18.76%
MFS Research Bond Series Service Class
2007	91,657	$10.64	$975,217	1.70%	3.14%	2.16%
2006	65,028	10.41	677,266	1.70%	3.89%	2.03%
2005	48,722	10.21	497,333	1.70%	4.33%	-0.49%
2004	27,135	10.26	278,358	1.70%	0.17%	2.58%
MFS Core Equity Series Service Class (formerly MFS Capital Opportunities Series Service Class)
2007	905	$12.78	$11,562	1.70%	0.09%	8.99%
2006	1,031	11.73	12,098	1.70%	0.16%	11.58%
2005	1,074	10.51	11,291	1.70%	0.47%	-0.26%
2004	1,705	10.54	17,972	1.70%	0.02%	5.39%
MFS Emerging Growth Series Service Class
2007	7,091	$14.16	$100,437	1.70%	0.00%	18.82%
2006	3,975	11.92	47,381	1.70%	0.00%	5.79%
2005	2,888	11.27	32,543	1.70%	0.00%	7.08%
2004	1,024	10.52	10,777	1.70%	0.00%	5.24%
MFS Investors Trust Series Service Class
2007	6,143	$13.49	$82,845	1.70%	0.56%	8.17%
2006	4,426	12.47	55,185	1.70%	0.23%	10.78%
2005	2,658	11.25	29,908	1.70%	0.23%	5.21%
2004	505	10.70	5,397	1.70%	0.00%	6.97%

B-72

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH LBR OR EBR(4)
MFS New Discovery Series Service Class
2007	4,785	$10.96	$52,456	1.70%	0.00%	0.52%
2006	5,300	10.91	57,806	1.70%	0.00%	11.02%
2005	6,192	9.82	60,839	1.70%	0.00%	3.25%
2004	5,940	9.52	56,524	1.70%	0.00%	-4.84%
MFS Strategic Income Series Service Class
2007	4,154	$11.08	$46,011	1.70%	4.43%	1.67%
2006	4,833	10.90	52,659	1.70%	4.46%	4.58%
2005	5,651	10.42	58,871	1.70%	5.64%	-0.10%
2004	5,837	10.43	60,873	1.70%	0.06%	4.28%
MFS Total Return Series Service Class
2007	65,557	$12.10	$793,465	1.70%	2.30%	2.17%
2006	52,674	11.85	623,979	1.70%	2.08%	9.73%
2005	60,388	10.80	651,925	1.70%	1.57%	0.86%
2004	42,328	10.70	453,069	1.70%	0.11%	7.04%
Van Kampen Life Investment Trust Government Portfolio Class II
2007	47,396	$10.99	$520,689	1.70%	4.42%	5.20%
2006	47,058	10.44	491,415	1.70%	3.87%	1.36%
2005	41,137	10.30	423,828	1.70%	2.41%	1.52%
2004	20,485	10.15	207,884	1.70%	0.00%	1.48%
Van Kampen Life Investment Trust Growth & Income Portfolio Class II
2007	31,869	$13.61	$433,784	1.70%	1.33%	0.78%
2006	30,376	13.51	410,252	1.70%	0.87%	14.01%
2005	28,575	11.85	338,507	1.70%	0.55%	7.86%
2004	8,666	10.98	95,178	1.70%	0.00%	9.83%

B-73

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH CONTRACT ANNIVERSARY ENHANCED DEATH BENEFIT (CAEDB) OR LBR AND EBR(4)
RS Core Equity VIP Series
2007	116,809	$13.52	$1,579,693	1.95%	1.21%	12.95%
2006	102,827	11.97	1,231,168	1.95%	2.13%	14.99%
2005	104,930	10.41	1,092,603	1.95%	1.13%	2.27%
2004	50,977	10.18	519,020	1.95%	2.20%	1.81%
RS S&P 500 Index VIP Series
2007	98,755	$12.69	$1,252,851	1.95%	1.87%	3.17%
2006	99,801	12.30	1,227,177	1.95%	1.87%	13.22%
2005	98,762	10.86	1,072,635	1.95%	2.03%	2.51%
2004	39,499	10.59	418,489	1.95%	2.53%	5.95%
RS Asset Allocation VIP Series
2007	10,343	$12.40	$128,250	1.95%	2.38%	3.18%
2006	10,825	12.02	130,080	1.95%	4.05%	11.17%
2005	10,685	10.81	115,502	1.95%	0.71%	2.33%
2004	6,699	10.56	70,764	1.95%	2.47%	5.63%
RS High Yield Bond VIP Series
2007	46,748	$11.32	$529,170	1.95%	7.93%	-0.78%
2006	48,410	11.41	552,294	1.95%	7.76%	7.05%
2005	48,708	10.66	519,110	1.95%	8.06%	1.30%
2004	9,771	10.52	102,795	1.95%	8.72%	5.21%
RS Low Duration Bond VIP Series
2007	16,326	$10.34	$168,806	1.95%	4.43%	3.43%
2006	18,627	10.00	186,208	1.95%	4.12%	2.05%
2005	18,098	9.80	177,289	1.95%	3.40%	-0.71%
2004	17,330	9.87	170,981	1.95%	2.92%	-1.34%
RS Large Cap Value VIP Series
2007	18,460	$13.52	$249,583	1.95%	1.46%	-1.59%
2006	20,413	13.74	280,462	1.95%	1.26%	16.00%
2005	24,543	11.84	290,693	1.95%	1.57%	7.50%
2004	7,452	11.02	82,110	1.95%	1.46%	10.18%
RS Partners VIP Series
2007	27,205	$11.83	$321,752	1.95%	0.00%	-3.93%
2006	30,848	12.31	379,753	1.95%	0.26%	7.23%
2005	35,582	11.48	408,498	1.95%	0.14%	2.19%
2004	10,684	11.23	120,025	1.95%	0.52%	12.34%
RS Small Cap Core Equity VIP Series
2007	82,566	$12.43	$1,026,000	1.95%	0.86%	3.09%
2006	80,717	12.05	972,986	1.95%	0.00%	14.89%
2005	78,710	10.49	825,806	1.95%	0.30%	-1.78%
2004	25,421	10.68	271,547	1.95%	0.00%	6.82%
RS International Growth VIP Series
2007	105,513	$17.06	$1,799,565	1.95%	3.87%	12.79%
2006	95,953	15.12	1,450,978	1.95%	1.06%	21.03%
2005	82,927	12.49	1,036,079	1.95%	1.45%	13.77%
2004	26,788	10.98	294,185	1.95%	0.12%	9.82%
RS Emerging Markets VIP Series
2007	70,976	$29.86	$2,119,655	1.95%	2.15%	42.58%
2006	78,158	20.95	1,637,117	1.95%	0.74%	33.55%
2005	56,304	15.68	883,099	1.95%	1.33%	37.78%
2004	23,487	11.38	267,358	1.95%	0.44%	13.83%

B-74

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH CONTRACT ANNIVERSARY ENHANCED DEATH BENEFIT (CAEDB) OR LBR AND EBR(4)
RS Investment Quality Bond VIP Series
2007	129,524	$10.79	$1,397,910	1.95%	5.48%	4.16%
2006	134,074	10.36	1,389,210	1.95%	5.60%	2.16%
2005	123,491	10.14	1,252,451	1.95%	5.96%	0.36%
2004	40,739	10.11	411,682	1.95%	5.85%	1.05%
RS MidCap Opportunities VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Global Natural Resources VIP Series(10)
2007	1,656	$10.66	$17,653	1.95%	0.00%	6.61%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Value VIP Series(10)
2007	626	$9.41	$5,893	1.95%	0.00%	-5.87%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Equity Dividend VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
The Information Age VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Money Market VIP Series (formerly RS Cash Management VIP Series)
2007	55,745	$10.49	$584,579	1.95%	4.64%	2.66%
2006	67,649	10.21	690,993	1.95%	4.57%	2.50%
2005	62,954	9.97	627,338	1.95%	2.84%	0.70%
2004	89,377	9.90	884,478	1.95%	0.93%	-1.04%
Gabelli Capital Asset Fund
2007	156,022	$13.86	$2,162,725	1.95%	0.49%	7.02%
2006	146,629	12.95	1,899,282	1.95%	0.34%	19.57%
2005	138,833	10.83	1,504,031	1.95%	0.35%	0.05%
2004	60,623	10.83	656,421	1.95%	0.72%	8.28%
Value Line Centurion Fund
2007	9,829	$13.76	$135,283	1.95%	0.00%	18.37%
2006	9,798	11.63	113,924	1.95%	0.00%	1.83%
2005	10,330	11.42	117,941	1.95%	0.00%	7.01%
2004	3,212	10.67	34,267	1.95%	0.00%	6.70%
Value Line Strategic Asset Management Trust
2007	86,141	$13.78	$1,186,899	1.95%	0.95%	13.04%
2006	89,366	12.19	1,089,266	1.95%	0.95%	4.78%
2005	77,048	11.63	896,311	1.95%	0.51%	6.96%
2004	20,094	10.88	218,545	1.95%	0.20%	8.76%

B-75

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH CONTRACT ANNIVERSARY ENHANCED DEATH BENEFIT (CAEDB) OR LBR AND EBR(4)
AIM V.I. Capital Appreciation Fund Series II(8)
2007	27,140	$12.19	$330,710	1.95%	0.00%	9.56%
2006	27,916	11.12	310,474	1.95%	0.00%	4.58%
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I. Aggressive Growth Fund Series II(9)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	4,525	10.95	49,546	1.95%	0.00%	3.48%
2004	1,355	10.58	14,334	1.95%	0.00%	5.81%
AIM V.I. Growth Fund Series II(9)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	20,957	10.63	222,870	1.95%	0.00%	5.08%
2004	128	10.12	1,300	1.95%	0.00%	1.21%
AIM V.I. Basic Value Fund Series II
2007	56,610	$12.04	$681,618	1.95%	0.34%	-0.60%
2006	57,940	12.11	701,874	1.95%	0.13%	10.75%
2005	57,582	10.94	629,848	1.95%	0.00%	3.38%
2004	35,458	10.58	375,170	1.95%	0.00%	5.81%
AIM V.I. Government Securities Fund Series II
2007	26,365	$10.46	$275,711	1.95%	3.90%	4.05%
2006	19,063	10.05	191,595	1.95%	4.08%	1.27%
2005	14,551	9.92	144,409	1.95%	4.54%	-0.56%
2004	3,149	9.98	31,417	1.95%	7.08%	-0.19%
AIM V.I. Mid Cap Core Equity Fund Series II
2007	17,792	$13.33	$237,180	1.95%	0.05%	7.16%
2006	21,449	12.44	266,819	1.95%	0.77%	8.83%
2005	20,325	11.43	232,325	1.95%	0.44%	5.18%
2004	7,875	10.87	85,581	1.95%	0.06%	8.67%
AIM V.I. Core Equity Fund Series II(4)
2007	3,479	$12.52	$43,545	1.95%	0.96%	5.78%
2006	4,012	11.83	47,467	1.95%	1.23%	12.74%
2005	3,791	10.50	39,786	1.95%	0.70%	3.32%
2004	3,368	10.16	34,215	1.95%	0.51%	1.58%
Alger American Leveraged Allcap Portfolio Class S(7)
2007	2,836	$17.66	$50,070	1.95%	0.00%	30.61%
2006	439	13.52	5,931	1.95%	0.00%	16.65%
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AllianceBernstein Growth & Income Portfolio Class B
2007	25,672	$12.95	$332,454	1.95%	1.19%	2.82%
2006	26,539	12.59	334,240	1.95%	1.16%	14.71%
2005	25,676	10.98	281,898	1.95%	1.25%	2.56%
2004	10,206	10.70	109,250	1.95%	0.31%	7.04%

B-76

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH CONTRACT ANNIVERSARY ENHANCED DEATH BENEFIT (CAEDB) OR LBR AND EBR(4)
AllianceBernstein Large Cap Growth Portfolio Class B
2007	17,646	$12.60	$222,307	1.95%	0.00%	11.41%
2006	17,974	11.31	203,248	1.95%	0.00%	-2.57%
2005	18,652	11.61	216,486	1.95%	0.00%	12.61%
2004	14,482	10.31	149,253	1.95%	0.00%	3.06%
AllianceBernstein Global Technology Portfolio Class B
2007	4,195	$11.95	$50,130	1.95%	0.00%	17.57%
2006	4,374	10.16	44,461	1.95%	0.00%	6.28%
2005	1,820	9.56	17,403	1.95%	0.00%	1.63%
2004	36	9.41	343	1.95%	0.00%	-5.90%
AllianceBernstein Real Estate Investment Portfolio Class B
2007	51,413	$16.11	$828,173	1.95%	1.29%	-16.42%
2006	79,551	19.27	1,533,099	1.95%	1.68%	32.26%
2005	73,150	14.57	1,065,844	1.95%	2.60%	9.24%
2004	31,627	13.34	421,865	1.95%	0.44%	33.39%
AllianceBernstein Value Portfolio Class B
2007	22,943	$12.41	$284,830	1.95%	1.22%	-6.03%
2006	22,949	13.21	303,182	1.95%	0.90%	18.68%
2005	21,538	11.13	239,758	1.95%	1.14%	3.43%
2004	5,448	10.76	58,630	1.95%	0.32%	7.62%
Davis Financial Portfolio(7)
2007	274	$11.84	$3,248	1.95%	1.25%	-7.87%
2006	263	12.85	3,377	1.95%	0.98%	16.20%
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
Davis Real Estate Portfolio(7)
2007	21,714	$13.08	$284,067	1.95%	3.57%	-17.12%
2006	24,982	15.79	394,350	1.95%	3.60%	31.76%
2005	9,120	11.98	109,256	1.95%	4.43%	19.80%
2004	—	—	—	—	—	—
Davis Value Portfolio(7)
2007	75,475	$12.47	$941,508	1.95%	1.39%	2.61%
2006	54,692	12.16	664,931	1.95%	1.20%	12.77%
2005	22,123	10.78	238,513	1.95%	2.89%	7.81%
2004	—	—	—	—	—	—
Fidelity VIP Balanced Portfolio Service Class 2
2007	31,698	$12.27	$388,935	1.95%	3.03%	6.61%
2006	20,564	11.51	236,673	1.95%	1.63%	9.33%
2005	21,189	10.53	223,053	1.95%	1.64%	3.48%
2004	7,268	10.17	73,940	1.95%	0.00%	1.73%
Fidelity VIP Contrafund Portfolio Service Class 2
2007	223,371	$15.96	$3,564,612	1.95%	0.89%	15.03%
2006	220,424	13.87	3,058,104	1.95%	1.15%	9.27%
2005	181,285	12.70	2,301,773	1.95%	0.08%	14.38%
2004	60,439	11.10	670,901	1.95%	0.00%	11.01%

B-77

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH CONTRACT ANNIVERSARY ENHANCED DEATH BENEFIT (CAEDB) OR LBR AND EBR(4)
Fidelity VIP Equity-Income Portfolio Service Class 2
2007	134,713	$12.95	$1,744,005	1.95%	1.74%	-0.69%
2006	140,745	13.04	1,834,833	1.95%	2.95%	17.60%
2005	138,484	11.09	1,535,171	1.95%	0.90%	3.52%
2004	71,568	10.71	766,390	1.95%	0.00%	7.09%
Fidelity VIP Growth Portfolio Service Class 2
2007	18,243	$12.78	$233,157	1.95%	0.35%	24.20%
2006	19,473	10.29	200,383	1.95%	0.15%	4.50%
2005	19,649	9.85	193,484	1.95%	0.20%	3.45%
2004	4,397	9.52	41,850	1.95%	0.00%	-4.82%
Fidelity VIP Investment Grade Bond Portfolio Service Class 2
2007	28,774	$10.53	$303,065	1.95%	2.94%	2.06%
2006	28,410	10.32	293,192	1.95%	1.79%	2.11%
2005	22,129	10.11	223,637	1.95%	1.81%	-0.08%
2004	11,896	10.11	120,322	1.95%	0.00%	1.15%
Fidelity VIP Mid Cap Portfolio Service Class 2
2007	209,596	$17.10	$3,584,581	1.95%	0.49%	13.10%
2006	223,511	15.12	3,379,836	1.95%	0.15%	10.22%
2005	192,001	13.72	2,634,140	1.95%	0.00%	15.72%
2004	80,183	11.86	950,589	1.95%	0.00%	18.55%
Templeton Growth Securities Fund Class 2
2007	30,305	$14.14	$428,632	1.95%	1.34%	0.36%
2006	31,449	14.09	443,221	1.95%	1.31%	19.44%
2005	35,089	11.80	414,023	1.95%	1.06%	6.75%
2004	23,999	11.05	265,259	1.95%	0.50%	10.53%
Franklin Rising Dividends Securities Fund Class 2
2007	110,184	$12.00	$1,321,969	1.95%	2.37%	-4.58%
2006	115,992	12.57	1,458,423	1.95%	0.98%	14.85%
2005	110,709	10.95	1,212,022	1.95%	0.88%	1.42%
2004	65,738	10.79	709,634	1.95%	0.26%	7.95%
Franklin Small Cap Value Securities Fund Class 2
2007	92,198	$13.87	$1,279,233	1.95%	0.61%	-4.28%
2006	97,672	14.49	1,415,708	1.95%	0.59%	14.71%
2005	87,034	12.64	1,099,752	1.95%	0.76%	6.65%
2004	45,422	11.85	538,136	1.95%	0.10%	18.48%
MFS Research Bond Series Service Class
2007	43,192	$10.54	$455,038	1.95%	3.14%	1.89%
2006	33,053	10.34	341,713	1.95%	3.89%	1.79%
2005	26,808	10.16	272,316	1.95%	4.33%	-0.74%
2004	10,076	10.23	103,114	1.95%	0.17%	2.34%
MFS Core Equity Series Service Class (formerly MFS Capital Opportunities Series Service Class)(5)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	307	10.46	3,216	1.95%	0.47%	-0.51%
2004	309	10.51	3,252	1.95%	0.02%	5.14%

B-78

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH CONTRACT ANNIVERSARY ENHANCED DEATH BENEFIT (CAEDB) OR LBR AND EBR(4)
MFS Emerging Growth Series Service Class
2007	6,085	$14.03	$85,343	1.95%	0.00%	18.53%
2006	5,829	11.83	68,978	1.95%	0.00%	5.52%
2005	5,275	11.21	59,148	1.95%	0.00%	6.81%
2004	2,463	10.50	25,860	1.95%	0.00%	4.99%
MFS Investors Trust Series Service Class
2007	1,500	$13.35	$20,028	1.95%	0.56%	7.90%
2006	1,402	12.38	17,354	1.95%	0.23%	10.50%
2005	1,605	11.20	17,976	1.95%	0.23%	4.94%
2004	355	10.67	3,787	1.95%	0.00%	6.72%
MFS New Discovery Series Service Class
2007	8,879	$10.86	$96,388	1.95%	0.00%	0.27%
2006	8,973	10.83	97,155	1.95%	0.00%	10.74%
2005	8,101	9.78	79,199	1.95%	0.00%	2.99%
2004	5,457	9.49	51,806	1.95%	0.00%	-5.07%
MFS Strategic Income Series Service Class
2007	14,926	$10.97	$163,702	1.95%	4.43%	1.41%
2006	17,197	10.82	185,984	1.95%	4.46%	4.32%
2005	15,785	10.37	163,646	1.95%	5.64%	-0.35%
2004	7,549	10.40	78,532	1.95%	0.06%	4.04%
MFS Total Return Series Service Class
2007	166,193	$11.98	$1,991,730	1.95%	2.30%	1.92%
2006	153,913	11.76	1,809,873	1.95%	2.08%	9.46%
2005	138,717	10.74	1,490,259	1.95%	1.57%	0.61%
2004	67,322	10.68	718,903	1.95%	0.11%	6.79%
Van Kampen Life Investment Trust Government Portfolio Class II
2007	22,467	$10.88	$244,400	1.95%	4.42%	4.94%
2006	25,844	10.37	267,902	1.95%	3.87%	1.10%
2005	26,106	10.25	267,656	1.95%	2.41%	1.27%
2004	15,722	10.12	159,169	1.95%	0.00%	1.24%
Van Kampen Life Investment Trust Growth & Income Portfolio Class II
2007	56,845	$13.48	$766,144	1.95%	1.33%	0.53%
2006	49,918	13.41	669,222	1.95%	0.87%	13.72%
2005	46,011	11.79	542,404	1.95%	0.55%	7.59%
2004	11,704	10.96	128,246	1.95%	0.00%	9.57%

B-79

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH CAEDB AND LBR OR EBR(4)
RS Core Equity VIP Series
2007	5,766	$13.39	$77,216	2.20%	1.21%	12.67%
2006	6,047	11.89	71,867	2.20%	2.13%	14.70%
2005	6,276	10.36	65,027	2.20%	1.13%	2.02%
2004	221	10.16	2,243	2.20%	2.20%	1.57%
RS S&P 500 Index VIP Series
2007	8,958	$12.56	$112,529	2.20%	1.87%	2.92%
2006	9,282	12.21	113,298	2.20%	1.87%	12.93%
2005	9,596	10.81	103,712	2.20%	2.03%	2.25%
2004	1,653	10.57	17,477	2.20%	2.53%	5.70%
RS Asset Allocation VIP Series
2007	202	$12.28	$2,478	2.20%	2.38%	2.92%
2006	203	11.93	2,420	2.20%	4.05%	10.89%
2005	225	10.76	2,419	2.20%	0.71%	2.08%
2004	227	10.54	2,397	2.20%	2.47%	5.38%
RS High Yield Bond VIP Series(5)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	87	10.61	926	2.20%	8.06%	1.04%
2004	88	10.50	921	2.20%	8.72%	4.96%
RS Low Duration Bond VIP Series
2007	16,267	$10.24	$166,545	2.20%	4.43%	3.17%
2006	15,894	9.92	157,720	2.20%	4.12%	1.80%
2005	16,094	9.75	156,891	2.20%	3.40%	-0.96%
2004	10,313	9.84	101,506	2.20%	2.92%	-1.57%
RS Large Cap Value VIP Series
2007	1,134	$13.39	$15,182	2.20%	1.46%	-1.84%
2006	1,164	13.64	15,881	2.20%	1.26%	15.71%
2005	3,646	11.79	42,976	2.20%	1.57%	7.23%
2004	3,767	10.99	41,407	2.20%	1.46%	9.92%
RS Partners VIP Series
2007	4,187	$11.71	$49,027	2.20%	0.00%	-4.17%
2006	4,002	12.22	48,899	2.20%	0.26%	6.96%
2005	9,267	11.42	105,871	2.20%	0.14%	1.94%
2004	6,726	11.21	75,382	2.20%	0.52%	12.07%
RS Small Cap Core Equity VIP Series
2007	7,455	$12.30	$91,725	2.20%	0.86%	2.83%
2006	7,360	11.97	88,069	2.20%	0.00%	14.61%
2005	7,839	10.44	81,841	2.20%	0.30%	-2.03%
2004	4,095	10.66	43,640	2.20%	0.00%	6.57%
RS International Growth VIP Series
2007	5,250	$16.89	$88,663	2.20%	3.87%	12.51%
2006	5,500	15.01	82,565	2.20%	1.06%	20.73%
2005	5,911	12.43	73,491	2.20%	1.45%	13.48%
2004	525	10.96	5,750	2.20%	0.12%	9.56%
RS Emerging Markets VIP Series
2007	2,175	$29.57	$64,303	2.20%	2.15%	42.22%
2006	2,828	20.79	58,802	2.20%	0.74%	33.21%
2005	2,895	15.61	45,181	2.20%	1.33%	37.44%
2004	64	11.36	732	2.20%	0.44%	13.56%

B-80

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH CAEDB AND LBR OR EBR(4)
RS Investment Quality Bond VIP Series
2007	13,634	$10.69	$145,702	2.20%	5.48%	3.90%
2006	13,098	10.29	134,714	2.20%	5.60%	1.91%
2005	12,820	10.09	129,390	2.20%	5.96%	0.11%
2004	1,644	10.08	16,573	2.20%	5.85%	0.81%
RS MidCap Opportunities VIP Series(5) (10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Global Natural Resources VIP Series(5) (10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Value VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Equity Dividend VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
The Information Age VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
RS Money Market VIP Series (formerly RS Cash Management VIP Series)(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
Gabelli Capital Asset Fund
2007	2,118	$13.73	$29,075	2.20%	0.49%	6.75%
2006	2,196	12.86	28,234	2.20%	0.34%	19.27%
2005	2,772	10.78	29,880	2.20%	0.35%	-0.20%
2004	2,843	10.80	30,706	2.20%	0.72%	8.02%
Value Line Centurion Fund
2007	3,692	$13.63	$50,312	2.20%	0.00%	18.08%
2006	3,821	11.54	44,097	2.20%	0.00%	1.58%
2005	3,835	11.36	43,576	2.20%	0.00%	6.74%
2004	935	10.64	9,950	2.20%	0.00%	6.45%
Value Line Strategic Asset Management Trust
2007	4,152	$13.64	$56,650	2.20%	0.95%	12.76%
2006	4,301	12.10	52,041	2.20%	0.95%	4.51%
2005	4,437	11.58	51,369	2.20%	0.51%	6.70%
2004	2,611	10.85	28,325	2.20%	0.20%	8.50%

B-81

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH CAEDB AND LBR OR EBR(4)
AIM V.I. Capital Appreciation Fund Series II(8)
2007	116	$12.07	$1,397	2.20%	0.00%	9.29%
2006	118	11.04	1,307	2.20%	0.00%	4.32%
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I.Aggressive Growth Fund Series II(9)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I. Growth Fund Series II(9)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	3,489	10.58	36,927	2.20%	0.00%	4.81%
2004	3,495	10.10	35,292	2.20%	0.00%	0.97%
AIM V.I. Basic Value Fund Series II(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I. Government Securities Fund Series II
2007	3,245	$10.35	$33,604	2.20%	3.90%	3.79%
2006	3,122	9.98	31,153	2.20%	4.08%	1.02%
2005	2,965	9.88	29,286	2.20%	4.54%	-0.81%
2004	2,759	9.96	27,472	2.20%	7.08%	-0.43%
AIM V.I. Mid Cap Core Equity Fund Series II(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AIM V.I. Core Equity Fund Series II(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
Alger American Leveraged Allcap Portfolio Class S(5)(7)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AllianceBernstein Growth & Income Portfolio Class B
2007	7,127	$12.82	$91,387	2.20%	1.19%	2.57%
2006	7,414	12.50	92,692	2.20%	1.16%	14.43%
2005	8,242	10.93	90,049	2.20%	1.25%	2.31%
2004	740	10.68	7,902	2.20%	0.31%	6.79%
AllianceBernstein Large Cap Growth Portfolio Class B(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—

B-82

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH CAEDB AND LBR OR EBR(4)
AllianceBernstein Global Technology Portfolio Class B(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
AllianceBernstein Real Estate Investment Portfolio Class B
2007	5,327	$15.95	$84,966	2.20%	1.29%	-16.62%
2006	5,250	19.13	100,426	2.20%	1.68%	31.93%
2005	6,039	14.50	87,559	2.20%	2.60%	8.96%
2004	936	13.31	12,461	2.20%	0.44%	33.07%
AllianceBernstein Value Portfolio Class B
2007	4,296	$12.29	$52,808	2.20%	1.22%	-6.26%
2006	4,343	13.11	56,960	2.20%	0.90%	18.38%
2005	4,700	11.08	52,061	2.20%	1.14%	3.17%
2004	5,383	10.74	57,798	2.20%	0.32%	7.37%
Davis Financial Portfolio(5)(7)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
Davis Real Estate Portfolio(5)(7)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
Davis Value Portfolio(7)
2007	6,547	$12.39	$81,113	2.20%	1.39%	2.35%
2006	6,896	12.11	83,476	2.20%	1.20%	12.49%
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
Fidelity VIP Balanced Portfolio Service Class 2(5)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	60	10.48	634	2.20%	1.64%	3.22%
2004	61	10.15	617	2.20%	0.00%	1.49%
Fidelity VIP Contrafund Portfolio Service Class 2
2007	13,866	$15.80	$219,106	2.20%	0.89%	14.74%
2006	14,431	13.77	198,735	2.20%	1.15%	8.99%
2005	15,247	12.64	192,652	2.20%	0.08%	14.10%
2004	15,297	11.07	169,403	2.20%	0.00%	10.74%
Fidelity VIP Equity-Income Portfolio Service Class 2
2007	10,737	$12.82	$137,632	2.20%	1.74%	-0.94%
2006	10,953	12.94	141,737	2.20%	2.95%	17.31%
2005	11,205	11.03	123,609	2.20%	0.90%	3.26%
2004	914	10.68	9,761	2.20%	0.00%	6.83%
Fidelity VIP Growth Portfolio Service Class 2
2007	3,663	$12.65	$46,353	2.20%	0.35%	23.89%
2006	3,715	10.21	37,944	2.20%	0.15%	4.24%
2005	6,014	9.80	58,934	2.20%	0.20%	3.19%
2004	6,748	9.50	64,078	2.20%	0.00%	-5.04%

B-83

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH CAEDB AND LBR OR EBR(4)
Fidelity VIP Investment Grade Bond Portfolio Service Class 2
2007	18,016	$10.43	$187,896	2.20%	2.94%	1.81%
2006	17,422	10.24	178,471	2.20%	1.79%	1.86%
2005	17,232	10.06	173,298	2.20%	1.81%	-0.33%
2004	6,151	10.09	62,068	2.20%	0.00%	0.91%
Fidelity VIP Mid Cap Portfolio Service Class 2
2007	14,466	$16.93	$244,976	2.20%	0.49%	12.82%
2006	15,197	15.01	228,116	2.20%	0.15%	9.95%
2005	16,633	13.65	227,086	2.20%	0.00%	15.43%
2004	9,826	11.83	116,208	2.20%	0.00%	18.27%
Templeton Growth Securities Fund Class 2
2007	2,686	$14.00	$37,612	2.20%	1.34%	0.11%
2006	2,693	13.99	37,668	2.20%	1.31%	19.14%
2005	1,129	11.74	13,255	2.20%	1.06%	6.48%
2004	1,135	11.03	12,511	2.20%	0.50%	10.27%
Franklin Rising Dividends Securities Fund Class 2
2007	7,692	$11.88	$91,386	2.20%	2.37%	-4.82%
2006	7,373	12.48	92,024	2.20%	0.98%	14.56%
2005	5,859	10.89	63,835	2.20%	0.88%	1.16%
2004	2,573	10.77	27,706	2.20%	0.26%	7.69%
Franklin Small Cap Value Securities Fund Class 2
2007	2,883	$13.74	$39,604	2.20%	0.61%	-4.51%
2006	2,835	14.39	40,790	2.20%	0.59%	14.42%
2005	2,838	12.57	35,681	2.20%	0.76%	6.39%
2004	—	—	—	—	—	—
MFS Research Bond Series Service Class
2007	2,267	$10.43	$23,648	2.20%	3.14%	1.65%
2006	2,259	10.26	23,181	2.20%	3.89%	1.52%
2005	359	10.11	3,629	2.20%	4.33%	-0.99%
2004	340	10.21	3,473	2.20%	0.17%	2.10%
MFS Core Equity Series Service Class (formerly MFS Capital Opportunities Series Service Class)(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
MFS Emerging Growth Series Service Class(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
MFS Investors Trust Series Service Class(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
2004	—	—	—	—	—	—
MFS New Discovery Series Service Class
2007	439	$10.75	$4,716	2.20%	0.00%	0.01%
2006	486	10.75	5,226	2.20%	0.00%	10.46%
2005	2,854	9.73	27,768	2.20%	0.00%	2.73%
2004	2,893	9.47	27,402	2.20%	0.00%	-5.29%

B-84

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
CONTRACTS WITH CAEDB AND LBR OR EBR(4)
MFS Strategic Income Series Service Class
2007	5,480	$10.86	$59,517	2.20%	4.43%	1.16%
2006	5,735	10.74	61,565	2.20%	4.46%	4.06%
2005	5,970	10.32	61,588	2.20%	5.64%	-0.60%
2004	231	10.38	2,398	2.20%	0.06%	3.79%
MFS Total Return Series Service Class
2007	16,493	$11.87	$195,711	2.20%	2.30%	1.66%
2006	16,124	11.67	188,209	2.20%	2.08%	9.18%
2005	15,008	10.69	160,454	2.20%	1.57%	0.35%
2004	2,666	10.65	28,400	2.20%	0.11%	6.53%
Van Kampen Life Investment Trust Government Portfolio Class II
2007	3,114	$10.77	$33,544	2.20%	4.42%	4.68%
2006	2,997	10.29	30,838	2.20%	3.87%	0.85%
2005	3,384	10.20	34,527	2.20%	2.41%	1.02%
2004	3,189	10.10	32,206	2.20%	0.00%	1.00%
Van Kampen Life Investment Trust Growth & Income Portfolio Class II
2007	11,444	$13.35	$152,716	2.20%	1.33%	0.28%
2006	11,920	13.31	158,623	2.20%	0.87%	13.44%
2005	12,408	11.73	145,556	2.20%	0.55%	7.32%
2004	5,367	10.93	58,669	2.20%	0.00%	9.31%

B-85

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
GUARANTEED MINIMUM DEATH BENEFIT (GMDB)(6)
RS Core Equity VIP Series
2007	129,334	$13.86	$1,792,852	1.75%	1.21%	13.18%
2006	86,308	12.25	1,057,120	1.75%	2.13%	15.22%
2005	9,537	10.63	101,385	1.75%	1.13%	6.31%
RS S&P 500 Index VIP Series
2007	100,702	$12.37	$1,245,729	1.75%	1.87%	3.38%
2006	85,440	11.97	1,022,373	1.75%	1.87%	13.44%
2005	33,273	10.55	350,955	1.75%	2.03%	5.48%
RS Asset Allocation VIP Series
2007	1,280	$12.08	$15,460	1.75%	2.38%	3.39%
2006	1,450	11.68	16,940	1.75%	4.05%	11.39%
2005	123	10.49	1,288	1.75%	0.71%	4.87%
RS High Yield Bond VIP Series
2007	24,362	$10.99	$267,787	1.75%	7.93%	-0.58%
2006	12,387	11.06	136,949	1.75%	7.76%	7.26%
2005	1,134	10.31	11,688	1.75%	8.06%	3.08%
RS Low Duration Bond VIP Series
2007	9,335	$10.63	$99,192	1.75%	4.43%	3.64%
2006	8,211	10.25	84,187	1.75%	4.12%	2.26%
2005	6,803	10.03	68,219	1.75%	3.40%	0.27%
RS Large Cap Value VIP Series
2007	23,099	$12.44	$287,412	1.75%	1.46%	-1.39%
2006	20,141	12.62	254,161	1.75%	1.26%	16.23%
2005	6,482	10.86	70,370	1.75%	1.57%	8.57%
RS Partners VIP Series
2007	16,477	$11.05	$182,144	1.75%	0.00%	-3.74%
2006	12,679	11.48	145,602	1.75%	0.26%	7.45%
2005	2,470	10.69	26,402	1.75%	0.14%	6.88%
RS Small Cap Core Equity VIP Series
2007	45,061	$12.70	$572,121	1.75%	0.86%	3.29%
2006	33,555	12.29	412,444	1.75%	0.00%	15.12%
2005	10,882	10.68	116,192	1.75%	0.30%	6.77%
RS International Growth VIP Series
2007	152,882	$15.52	$2,372,861	1.75%	3.87%	13.01%
2006	121,190	13.73	1,664,396	1.75%	1.06%	21.28%
2005	33,179	11.32	375,730	1.75%	1.45%	13.24%
RS Emerging Markets VIP Series
2007	47,430	$25.63	$1,215,743	1.75%	2.15%	42.86%
2006	35,130	17.94	630,308	1.75%	0.74%	33.81%
2005	9,547	13.41	128,008	1.75%	1.33%	34.08%
RS Investment Quality Bond VIP Series
2007	573,406	$10.81	$6,201,283	1.75%	5.48%	4.37%
2006	382,539	10.36	3,963,884	1.75%	5.60%	2.37%
2005	100,933	10.12	1,021,669	1.75%	5.96%	1.22%
RS MidCap Opportunities VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
RS Global Natural Resources VIP Series(10)
2007	3,671	$10.67	$39,175	1.75%	0.00%	6.70%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—

B-86

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
GUARANTEED MINIMUM DEATH BENEFIT (GMDB)(6)
RS Value VIP Series(10)
2007	825	$9.42	$7,773	1.75%	0.00%	-5.79%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
RS Equity Dividend VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
The Information Age VIP Series(10)
2007	2,157	$10.31	$22,250	1.75%	0.00%	3.13%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
RS Money Market VIP Series (formerly RS Cash Management VIP Series)
2007	27,262	$10.66	$290,488	1.75%	4.64%	2.87%
2006	22,999	10.36	238,222	1.75%	4.57%	2.71%
2005	9,919	10.08	100,035	1.75%	2.84%	0.85%
Gabelli Capital Asset Fund
2007	26,521	$13.29	$352,479	1.75%	0.49%	7.23%
2007	23,743	12.39	294,285	1.75%	0.34%	19.81%
2005	13,657	10.35	141,295	1.75%	0.35%	3.46%
Value Line Centurion Fund
2007	13,598	$13.43	$182,652	1.75%	0.00%	18.61%
2006	14,023	11.32	158,802	1.75%	0.00%	2.04%
2005	1,732	11.10	19,219	1.75%	0.00%	10.98%
Value Line Strategic Asset Management Trust
2007	41,988	$12.90	$541,466	1.75%	0.95%	13.27%
2006	44,594	11.39	507,706	1.75%	0.95%	4.99%
2005	10,553	10.84	114,437	1.75%	0.51%	8.44%
AIM V.I. Capital Appreciation Fund Series II(8)
2007	34,962	$12.53	$437,916	1.75%	0.00%	9.78%
2006	26,762	11.41	305,335	1.75%	0.00%	4.79%
2005	—	—	—	—	—	—
AIM V.I. Aggressive Growth Fund Series II(9)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	12	10.80	129	1.75%	0.00%	7.96%
AIM V.I. Growth Fund Series II(9)
2007	—	$—	$—	—	—	—
2006	—	—	—	—	—	—
2005	12,555	10.89	136,697	1.75%	0.00%	8.88%
AIM V.I. Basic Value Fund Series II
2007	6,093	$11.65	$71,003	1.75%	0.34%	-0.41%
2006	7,190	11.70	84,130	1.75%	0.13%	10.97%
2005	4,390	10.54	46,292	1.75%	0.00%	5.44%
AIM V.I. Government Securities Fund Series II
2007	6,247	$10.62	$66,336	1.75%	3.90%	4.25%
2006	2,840	10.19	28,923	1.75%	4.08%	1.48%
2005	1,400	10.04	14,052	1.75%	4.54%	0.37%

B-87

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
GUARANTEED MINIMUM DEATH BENEFIT (GMDB)(6)
AIM V.I. Mid Cap Core Equity Fund Series II
2007	4,318	$12.37	$53,425	1.75%	0.05%	7.38%
2006	3,601	11.52	41,497	1.75%	0.77%	9.04%
2005	1,212	10.57	12,807	1.75%	0.44%	5.67%
AIM V.I. Core Equity Fund Series II
2007	6	$12.59	$80	1.75%	0.96%	6.00%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
Alger American Leveraged Allcap Portfolio Class S(7)
2007	3,759	$17.75	$66,731	1.75%	0.00%	30.87%
2006	3,161	13.57	42,877	1.75%	0.00%	16.88%
2005	3	11.61	40	1.75%	0.00%	16.06%
AllianceBernstein Growth & Income Portfolio Class B
2007	18,286	$12.30	$224,952	1.75%	1.19%	3.03%
2006	12,620	11.94	150,689	1.75%	1.16%	14.94%
2005	7,354	10.39	76,394	1.75%	1.25%	3.88%
AllianceBernstein Large Cap Growth Portfolio Class B
2007	6,052	$13.29	$80,462	1.75%	0.00%	11.63%
2006	2,409	11.91	28,692	1.75%	0.00%	-2.38%
2005	2,390	12.20	29,153	1.75%	0.00%	21.99%
AllianceBernstein Global Technology Portfolio Class B
2007	1,761	$14.20	$25,016	1.75%	0.00%	17.80%
2006	929	12.06	11,197	1.75%	0.00%	6.49%
2005	823	11.32	9,322	1.75%	0.00%	13.22%
AllianceBernstein Real Estate Investment Portfolio Class B
2007	14,299	$13.28	$189,916	1.75%	1.29%	-16.25%
2006	9,785	15.86	155,181	1.75%	1.68%	32.53%
2005	3,426	11.97	40,995	1.75%	2.60%	19.66%
AllianceBernstein Value Portfolio Class B
2007	71,816	$11.74	$842,880	1.75%	1.22%	-5.84%
2006	30,000	12.46	373,926	1.75%	0.90%	18.92%
2005	16,686	10.48	174,895	1.75%	1.14%	4.81%
Davis Financial Portfolio(7)
2007	3,218	$11.90	$38,294	1.75%	1.25%	-7.69%
2006	256	12.89	3,299	1.75%	0.98%	16.44%
2005	—	—	—	—	—	—
Davis Real Estate Portfolio(7)
2007	18,692	$13.15	$245,870	1.75%	3.57%	-16.96%
2006	13,090	15.84	207,350	1.75%	3.60%	32.03%
2005	8,331	12.00	99,947	1.75%	4.43%	19.98%
Davis Value Portfolio(7)
2007	294,415	$12.54	$3,692,741	1.75%	1.39%	2.81%
2006	226,126	12.20	2,758,659	1.75%	1.20%	12.99%
2005	64,036	10.80	691,378	1.75%	2.89%	7.97%
Fidelity VIP Balanced Portfolio Service Class 2
2007	11,466	$12.40	$142,216	1.75%	3.03%	6.82%
2006	6,681	11.61	77,571	1.75%	1.63%	9.55%
2005	715	10.60	7,572	1.75%	1.64%	5.98%

B-88

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
GUARANTEED MINIMUM DEATH BENEFIT (GMDB)(6)
Fidelity VIP Contrafund Portfolio Service Class 2
2007	540,570	$14.48	$7,829,628	1.75%	0.89%	15.26%
2006	318,391	12.57	4,001,171	1.75%	1.15%	9.49%
2005	87,060	11.48	999,274	1.75%	0.08%	14.78%
Fidelity VIP Equity-Income Portfolio Service Class 2
2007	83,322	$12.45	$1,037,572	1.75%	1.74%	-0.50%
2006	62,073	12.51	776,811	1.75%	2.95%	17.84%
2005	30,740	10.62	326,465	1.75%	0.90%	6.20%
Fidelity VIP Growth Portfolio Service Class 2
2007	7,270	$14.20	$103,211	1.75%	0.35%	24.45%
2006	1,974	11.41	22,518	1.75%	0.15%	4.71%
2005	1,923	10.89	20,948	1.75%	0.20%	8.95%
Fidelity VIP Investment Grade Bond Portfolio Service Class 2
2007	246,972	$10.58	$2,613,962	1.75%	2.94%	2.27%
2006	140,539	10.35	1,454,497	1.75%	1.79%	2.32%
2005	4,492	10.11	45,435	1.75%	1.81%	1.15%
Fidelity VIP Mid Cap Portfolio Service Class 2
2007	257,130	$14.47	$3,721,733	1.75%	0.49%	13.33%
2006	133,951	12.77	1,710,845	1.75%	0.15%	10.44%
2005	68,341	11.56	790,339	1.75%	0.00%	15.65%
Templeton Growth Securities Fund Class 2
2007	31,519	$12.76	$402,101	1.75%	1.34%	0.53%
2006	19,388	12.69	245,962	1.75%	1.31%	19.72%
2005	11,927	10.60	126,422	1.75%	1.06%	6.00%
Franklin Rising Dividends Securities Fund Class 2
2007	108,514	$11.58	$1,256,590	1.75%	2.37%	-4.39%
2006	35,667	12.11	431,967	1.75%	0.98%	15.08%
2005	9,180	10.52	96,614	1.75%	0.88%	5.24%
Franklin Small Cap Value Securities Fund Class 2
2007	55,031	$11.98	$659,110	1.75%	0.61%	-4.08%
2006	17,376	12.49	216,969	1.75%	0.59%	14.94%
2005	4,048	10.86	43,976	1.75%	0.76%	8.64%
MFS Research Bond Series Service Class
2007	12,794	$10.50	$134,371	1.75%	3.14%	2.11%
2006	9,945	10.29	102,287	1.75%	3.89%	1.98%
2005	139	10.09	1,398	1.75%	4.33%	0.86%
MFS Core Equity Series Service Class (formerly MFS Capital Opportunities Series Service Class)(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
MFS Emerging Growth Series Service Class
2007	1,119	$14.30	$16,010	1.75%	0.00%	18.77%
2006	179	12.04	2,156	1.75%	0.00%	5.73%
2005	84	11.39	954	1.75%	0.00%	13.91%
MFS Investors Trust Series Service Class
2007	323	$12.82	$4,140	1.75%	0.56%	8.11%
2006	325	11.86	3,850	1.75%	0.23%	10.73%
2005	239	10.71	2,565	1.75%	0.23%	7.10%

B-89

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
GUARANTEED MINIMUM DEATH BENEFIT (GMDB)(6)
MFS New Discovery Series Service Class
2007	23,224	$12.72	$295,381	1.75%	0.00%	0.47%
2006	7,165	12.66	90,713	1.75%	0.00%	10.96%
2005	11,317	11.41	129,122	1.75%	0.00%	14.10%
MFS Strategic Income Series Service Class
2007	2,517	$10.76	$27,098	1.75%	4.43%	1.62%
2006	3,806	10.59	40,318	1.75%	4.46%	4.53%
2005	2,454	10.13	24,864	1.75%	5.64%	1.34%
MFS Total Return Series Service Class
2007	95,884	$11.42	$1,095,083	1.75%	2.30%	2.12%
2006	83,033	11.18	928,618	1.75%	2.08%	9.68%
2005	46,773	10.20	476,954	1.75%	1.57%	1.97%
Van Kampen Life Investment Trust Government Portfolio Class II
2007	4,529	$10.83	$49,043	1.75%	4.42%	5.15%
2006	4,793	10.30	49,357	1.75%	3.87%	1.31%
2005	1,275	10.16	12,956	1.75%	2.41%	1.65%
Van Kampen Life Investment Trust Growth & Income Portfolio Class II
2007	43,304	$12.39	$536,401	1.75%	1.33%	0.73%
2006	30,495	12.30	374,990	1.75%	0.87%	13.95%
2005	16,587	10.79	178,993	1.75%	0.55%	7.91%

B-90

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
GMDB AND LBR OR EBR (OFFERED FEBRUARY 7, 2005)(6)
RS Core Equity VIP Series
2007	4,219	$13.77	$58,089	2.00%	1.21%	12.89%
2006	3,106	12.20	37,879	2.00%	2.13%	14.93%
2005	3,402	10.61	36,105	2.00%	1.13%	6.11%
RS S&P 500 Index VIP Series
2007	5,538	$12.29	$68,040	2.00%	1.87%	3.12%
2006	5,222	11.91	62,212	2.00%	1.87%	13.16%
2005	5,635	10.53	59,329	2.00%	2.03%	5.29%
RS Asset Allocation VIP Series(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
RS High Yield Bond VIP Series(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
RS Low Duration Bond VIP Series
2007	5,975	$10.55	$63,064	2.00%	4.43%	3.38%
2006	6,145	10.21	62,733	2.00%	4.12%	2.00%
2005	7,687	10.01	76,944	2.00%	3.40%	0.09%
RS Large Cap Value VIP Series(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
RS Partners VIP Series
2007	29	$10.98	$318	2.00%	0.00%	-3.98%
2006	31	11.43	349	2.00%	0.26%	7.18%
2005	32	10.67	345	2.00%	0.14%	6.68%
RS Small Cap Core Equity VIP Series
2007	3,580	$12.61	$45,147	2.00%	0.86%	3.04%
2006	3,476	12.24	42,536	2.00%	0.00%	14.83%
2005	3,641	10.66	38,806	2.00%	0.30%	6.58%
RS International Growth VIP Series
2007	5,534	$15.42	$85,313	2.00%	3.87%	12.73%
2006	5,040	13.67	68,915	2.00%	1.06%	20.97%
2005	5,228	11.30	59,102	2.00%	1.45%	13.04%
RS Emerging Markets VIP Series
2007	2,736	$25.46	$69,654	2.00%	2.15%	42.50%
2006	2,745	17.86	49,043	2.00%	0.74%	33.48%
2005	2,932	13.38	39,247	2.00%	1.33%	33.84%
RS Investment Quality Bond VIP Series
2007	15,164	$10.74	$162,877	2.00%	5.48%	4.11%
2006	13,215	10.32	136,346	2.00%	5.60%	2.11%
2005	12,312	10.10	124,398	2.00%	5.96%	1.04%
RS MidCap Opportunities VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
RS Global Natural Resources VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—

B-91

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
GMDB AND LBR OR EBR (OFFERED FEBRUARY 7, 2005)(6)
RS Value VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
RS Equity Dividend VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
The Information Age VIP Series(5)(10)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
RS Money Market VIP Series (formerly RS Cash Management VIP Series)(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
Gabelli Capital Asset Fund
2007	447	$13.20	$5,902	2.00%	0.49%	6.96%
2006	458	12.34	5,658	2.00%	0.34%	19.51%
2005	504	10.33	5,201	2.00%	0.35%	3.27%
Value Line Centurion Fund(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
Value Line Strategic Asset Management Trust
2007	2,014	$12.81	$25,796	2.00%	0.95%	12.99%
2006	2,269	11.34	25,718	2.00%	0.95%	4.72%
2005	2,527	10.82	27,350	2.00%	0.51%	8.25%
AIM V.I. Capital Appreciation Fund Series II(5)(8)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
AIM V.I. Aggressive Growth Fund Series II(9)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
AIM V.I. Growth Fund Series II(9)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
AIM V.I. Basic Value Fund Series II(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
AIM V.I. Government Securities Fund Series II(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
AIM V.I. Mid Cap Core Equity Fund Series II(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—

B-92

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
GMDB AND LBR OR EBR (OFFERED FEBRUARY 7, 2005)(6)
AIM V.I. Core Equity Fund Series II(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
Alger American Leveraged Allcap Portfolio Class S(5)(7)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
AllianceBernstein Growth & Income Portfolio Class B
2007	5,636	$12.22	$68,866	2.00%	1.19%	2.77%
2006	2,382	11.89	28,317	2.00%	1.16%	14.65%
2005	2,651	10.37	27,490	2.00%	1.25%	3.69%
AllianceBernstein Large Cap Growth Portfolio Class B(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
AllianceBernstein Global Technology Portfolio Class B(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
AllianceBernstein Real Estate Investment Portfolio Class B
2007	1,576	$13.19	$20,795	2.00%	1.29%	-16.46%
2006	1,587	15.79	25,052	2.00%	1.68%	32.20%
2005	1,627	11.94	19,433	2.00%	2.60%	19.44%
AllianceBernstein Value Portfolio Class B(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
Davis Financial Portfolio(7)
2007	417	$11.82	$4,924	2.00%	1.25%	-7.92%
2006	428	12.84	5,493	2.00%	0.98%	16.15%
2005	477	11.05	5,267	2.00%	1.26%	10.52%
Davis Real Estate Portfolio(7)
2007	7,391	$13.06	$96,558	2.00%	3.57%	-17.17%
2006	5,651	15.77	89,127	2.00%	3.60%	31.70%
2005	6,190	11.98	74,134	2.00%	4.43%	19.76%
Davis Value Portfolio(7)
2007	432	$12.46	$5,383	2.00%	1.39%	2.55%
2006	456	12.15	5,534	2.00%	1.20%	12.71%
2005	471	10.78	5,077	2.00%	2.89%	7.77%
Fidelity VIP Balanced Portfolio Service Class 2
2007	434	$12.32	$5,349	2.00%	3.03%	6.56%
2006	458	11.56	5,293	2.00%	1.63%	9.28%
2005	473	10.58	5,008	2.00%	1.64%	5.79%

B-93

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
GMDB AND LBR OR EBR (OFFERED FEBRUARY 7, 2005)(6)
Fidelity VIP Contrafund Portfolio Service Class 2
2007	13,813	$14.39	$198,706	2.00%	0.89%	14.97%
2006	7,789	12.51	97,460	2.00%	1.15%	9.21%
2005	8,091	11.46	92,699	2.00%	0.08%	14.57%
Fidelity VIP Equity-Income Portfolio Service Class 2(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
Fidelity VIP Growth Portfolio Service Class 2(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
Fidelity VIP Investment Grade Bond Portfolio Service Class 2
2007	12,840	$10.51	$134,975	2.00%	2.94%	2.01%
2006	8,383	10.30	86,391	2.00%	1.79%	2.06%
2005	7,591	10.10	76,647	2.00%	1.81%	0.97%
Fidelity VIP Mid Cap Portfolio Service Class 2
2007	5,591	$14.38	$80,380	2.00%	0.49%	13.04%
2006	5,996	12.72	76,249	2.00%	0.15%	10.17%
2005	6,224	11.54	71,853	2.00%	0.00%	15.44%
Templeton Growth Securities Fund Class 2(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
Franklin Rising Dividends Securities Fund Class 2
2007	187	$11.50	$2,152	2.00%	2.37%	-4.63%
2006	221	12.06	2,666	2.00%	0.98%	14.79%
2005	257	10.51	2,696	2.00%	0.88%	5.05%
Franklin Small Cap Value Securities Fund Class 2
2007	3,678	$11.90	$43,758	2.00%	0.61%	-4.32%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
MFS Research Bond Series Service Class
2007	4,557	$10.43	$47,533	2.00%	3.14%	1.85%
2006	4,293	10.24	43,962	2.00%	3.89%	1.73%
2005	3,499	10.07	35,225	2.00%	4.33%	0.67%
MFS Capital Opportunities Series Service Class(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
MFS Core Equity Series Service Class (formerly MFS Emerging Growth Series Service Class)(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—

B-94

The Guardian Separate Account R

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
GMDB AND LBR OR EBR (OFFERED FEBRUARY 7, 2005)(6)
MFS Investors Trust Series Service Class
2007	432	$12.73	$5,497	2.00%	0.56%	7.84%
2006	455	11.81	5,374	2.00%	0.23%	10.45%
2005	471	10.69	5,031	2.00%	0.23%	6.90%
MFS New Discovery Series Service Class(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
MFS Strategic Income Series Service Class(5)
2007	—	—	—	—	—	—
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
MFS Total Return Series Service Class
2007	3,791	$11.34	$43,003	2.00%	2.30%	1.87%
2006	—	—	—	—	—	—
2005	—	—	—	—	—	—
Van Kampen Life Investment Trust Government Portolio Class II
2007	10,216	$10.75	$109,862	2.00%	4.42%	4.89%
2006	5,069	10.25	51,979	2.00%	3.87%	1.05%
2005	4,574	10.15	46,410	2.00%	2.41%	1.46%
Van Kampen Life Investment Trust Growth & Income Portfolio Class II
2007	420	$12.30	$5,167	2.00%	1.33%	0.48%
2006	443	12.24	5,422	2.00%	0.87%	13.67%
2005	458	10.77	4,933	2.00%	0.55%	7.72%

(1)

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased. For 2007, 2006, 2005 and 2004, average net assets are based on the net assets calculated on January 1 and each of the twelve month-ends within the year. For 2003 the average net assets are calculated based on mortality and expense charges divided by annual rate of mortality and expense risk.

(3)

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

(4)	Portfolio commenced operations March 8, 2004.
(5)	No contracts with this rider investing in this investment division.
(6)	Portfolio commenced operations February 7, 2005.
(7)	Portfolio commenced operations April 11, 2005.
(8)	Portfolio commenced operations May 1, 2006.
(9)	Investment division assets transferred into AIM V.I. Capital Appreciation Fund Series II effective May 1, 2006.
(10)	Portfolio commenced operations July 31, 2007.

B-95

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Contract Owners of The Guardian Separate Account R:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the investment options listed in Note 1 of The Guardian Separate Account R at December 31, 2007, the results of each of their operations for the year then ended and the changes in each of their net assets for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Guardian Insurance & Annuity Company, Inc. management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds owned at December 31, 2007 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

March 24, 2008

New York, New York

B-96

[THIS PAGE INTENTIONALLY LEFT BLANK]

B-97

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

AND SUBSIDIARIES

The Guardian Insurance & Annuity Company, Inc. and Subsidiaries

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2007	2006
	(In millions)
Assets:
Bonds, available for sale, at fair value (amortized cost $1,719 million; $1,925 million, respectively)	$1,715	$1,912
Affiliated mutual funds, available for sale, at fair value (cost $15 million; $19 million, respectively)	12	23
Trading securities, at fair value (cost $17 million; and $1 million respectively)	17	1
Preferred stock, available for sale, at fair value (amortized cost $7 million; $8 million, respectively)	7	8
Policy loans	96	91
Cash and cash equivalents	219	380
Other invested assets	2	1

Total invested assets	2,068	2,416

Deferred policy acquisition costs	359	347
Investment income due and accrued	28	33
Other assets	49	61
Accounts receivable	14	17
Current income tax receivable	8	—
Separate account assets	8,335	7,847

Total assets	$10,861	$10,721

Liabilities:
Future policy benefits and other policyholder liabilities	$1,861	$2,206
Due to Guardian Life Insurance Company of America and its affiliates	19	18
Current income tax liability	—	3
Deferred income tax liability	56	62
Accrued expenses and other liabilities	128	137
Separate account liabilities	8,335	7,847

Total liabilities	10,399	10,273

Stockholder’s equity:
Common stock, $125 par value, 20,000 shares authorized, issued and outstanding	2	2
Additional paid-in capital	173	173
Retained earnings	289	282
Accumulated other comprehensive loss, net of deferred taxes	(2)	(9)

Total stockholder’s equity	462	448

Total liabilities and stockholder’s equity	$10,861	$10,721

See notes to consolidated financial statements.

B-98

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	For the Years Ended December 31,
	2007	2006	2005
	(In millions)
Revenues:
Net investment income	$110	$114	$104
Net realized gains on investments	6	—	5
Administrative service fees	263	253	253
Other (expense) income	(11)	(18)	(21)

Total revenues	368	349	341

Benefits and expenses:
Policyholder benefits	90	87	83
Amortization of deferred policy acquisition costs	70	96	83
Other operating costs and expenses	196	172	175

Total benefits and expenses	356	355	341

Income (loss) before income taxes	12	(6)	—

Income taxes:
Current expense (benefit)	3	4	(10)
Deferred (benefit) expense	(5)	(9)	4

Total income (benefit) expense tax	(2)	(5)	(6)

Net income (loss)	14	(1)	6
Other comprehensive income (loss), net of tax:
Change in unrealized investment gains (losses), net of tax	1	1	(24)

Comprehensive income (loss)	$15	$—	$(18)

See notes to consolidated financial statements.

B-99

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

	Common Stock	Paid in Capital	Acumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder’s Equity

Balance, December 31, 2004	$2	$182	$14	$290	$488
Comprehensive income:
Net income	—	—	—	6	6
Change in unrealized investment gains (losses), net of deferred taxes	—	—	(24)	—	(24)

Balance, December 31, 2005	$2	$182	$(10)	$296	$470
Comprehensive income:
Net income	—	—	—	(1)	(1)
Return of capital—transfer of GIS to The Guardian	—	(9)	—	—	(9)
Dividends to parent—transfer of GIS to The Guardian	—	—	—	(13)	(13)
Change in unrealized investment gains (losses), net of deferred taxes	—	—	1	—	1

Balance, December 31, 2006	$2	$173	$(9)	$282	$448
Comprehensive income:
Net income	—	—	—	14	14
Change in unrealized investment gains (losses), net of deferred taxes	—	—	—	—	—
Prior period unrealized losses on available-for-sale securities (See Note 2)	—	—	7	(7)	—

Balance, December 31, 2007	$2	$173	$(2)	$289	$462

See notes to consolidated financial statements.

B-100

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2007	2006	2005
	(In millions)
Operating activities:
Net income (loss)	$14	$(1)	$6
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Amortization of premium and accretion of discount	9	16	21
Net realized gains on investments	(5)	—	(5)
Deferred federal income taxes, net	(6)	(8)	(7)
Changes in
Trading securities	(16)	(1)	56
Deferred policy acquisition costs	(15)	12	(31)
Investment income due and accrued	5	—	(2)
Other assets	23	(10)	4
Current income taxes (receivable) liability, net	(11)	(2)	20
Accounts receivable	3	7	14
Separate accounts, net	—	—	57
Future policy benefits and other policyholder liabilities	(161)	34	49
Due to Guardian Life Insurance Company of America and its affiliates	1	(2)	(15)
Accrued expenses and other liabilities	(9)	13	4

Net cash (used in) provided by operating activities	(168)	58	171

Investment activities:
Proceeds from investments sold or matured
Bonds	753	493	447
Affiliated mutual funds	14	—	—
Preferred stocks	1	—	—
Investments purchased
Bonds	(556)	(385)	(490)
Affiliated mutual funds	(4)	(2)	—
Transfer of GIS to The Guardian	—	(6)	—
Changes in policy loans	(5)	(7)	2
Other items, net	—	1	(2)

Net cash provided by (used in) investing activities	203	94	(43)

Financing activities:
Additions to policyholder contract deposits	133	228	229
Withdrawals from policyholder contract deposits	(329)	(303)	(191)

Net cash (used in) provided by financing activities	(196)	(75)	38

Net (decrease) increase in cash and cash equivalents	(161)	77	166
Cash and cash equivalents, at beginning of year	380	303	137

Cash and cash equivalents, at end of year	$219	$380	$303

Supplemental disclosure:
Federal income taxes paid (recovered)	$1	$(5)	$(23)

See notes to consolidated financial statements.

B-101

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“The Guardian”). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts and variable and term life insurance policies. For variable products, other than 401(k) products, contracts are sold by insurance agents who are licensed by GIAC and are either Registered Representatives of Park Avenue Securities LLC (“PAS”) or other broker dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is used for the sale of other products and policies.

PAS, a wholly owned subsidiary of the Company, is a registered broker dealer under the Securities and Exchange Act of 1934. PAS was established as a broker dealer during 1999 and has assumed the registered representatives formerly affiliated with Guardian Investor Services LLC (“GIS”).

On August 31, 2006, the Company, under a corporate restructuring, transferred 100% of GIS’ shares to The Guardian. As a result of the transfer, the Company’s stockholder’s equity decreased by $22 million.

GIS is a registered broker-dealer under the Securities Exchange Act of 1934, a member of the Financial Industry Regulatory Authority (“FINRA”) (formerly known as the National Association of Securities Dealers, Inc. or “NASD”), and a registered investment adviser under the Investment Adviser Act of 1940. GIS operates as the distributor and underwriter for GIAC’s variable products and, until October 9, 2006, served as investment adviser to certain affiliated mutual funds sponsored by The Guardian which are investment options for the variable products. Effective October 9, 2006, all Guardian sponsored mutual funds were transferred into the RS Mutual Fund Family (see Note 10) and as a result, RS Investment Management Co. LLC (“RS Investments”), a subsidiary of GIS, replaced GIS as the investment adviser on these mutual funds. GIS serves as a sub adviser to the fixed income, asset allocation and index funds and is the sole distributor of the RS funds.

The Company, in agreement with Baillie Gifford Overseas Ltd., has an equity ownership interest in a company—Guardian Baillie Gifford Ltd. (“GBG”)—that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment sub adviser for the RS International Growth VIP Series (“RSIGS”), the RS Emerging Markets VIP Series (“RSEMS”), RS International Growth Fund (“RSIGF”) and RS Emerging Markets Fund (“RSEMF”). Effective October 9, 2006, GBG serves as the sole investment sub adviser to these funds. These funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies sold by the Company.

The Company has established eighteen insurance separate accounts primarily to support the variable annuity and life insurance products it offers. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders. Of these separate accounts, the Company maintains one separate account whose sole purpose is to fund certain employee benefit plans of The Guardian (see Note 10).

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements include the accounts of GIAC and its wholly-owned subsidiaries and those mutual funds in which the Company holds a controlling financial interest. As described in Note 1, GIS was a consolidated subsidiary of the Company until August 31, 2006. These consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Intercompany balances and transactions have been eliminated.

B-102

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Some of the key estimates are in the development of policy reserves and deferred policy acquisition costs, including mortality, morbidity, lapse, expense and investment experience. Actual future results could differ from these assumptions and estimates. The Company regularly invests in mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Investments

Bonds, preferred stocks and affiliated mutual funds are classified as “available for sale” and are carried at estimated fair value. Changes in unrealized gains and losses on investments, net of income tax are included in a separate component of equity, “Accumulated other comprehensive (loss) income.” The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the value of the security has been less than cost; financial condition of the issuer; the near term prospects for recovery of the market value of a security; and the intent and ability of the Company to hold the security to allow for an anticipated recovery in value. Impairments that are considered other-than-temporary are included in “Net realized gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

Trading securities are carried at fair value. Changes in fair value of these securities are reported in “Net realized gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

Derivative financial instruments are entered into in the normal course of business to reduce the Company’s exposure to fluctuations in foreign currency exchange rates and market volatility. These hedging strategies include the use of futures and swaps. Swaps are reported at fair market value in “Accrued expenses and other liabilities” in the Consolidated Balance Sheets. Changes in fair value are reported in “Net realized gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Cash and cash equivalents include cash on hand and investments having maturities of three months or less at time of purchase that are stated at amortized cost, which approximates fair value.

Other invested assets consist primarily of the Company’s investment in GBG, which is accounted for under the equity method.

Net realized gains on investments

Gains and losses on investments are computed using the specific identification method. “Net realized gains on investments” in the Consolidated Statements of Income and Comprehensive Income include impairments considered other-than-temporary and changes in fair value of trading securities and derivatives.

Deferred policy acquisition costs

The Company follows the guidance in Statement of Position (“SOP”) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standards (“SFAS”) No.97.

B-103

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Costs associated primarily with and vary with the acquisition of new insurance business are deferred to the extent such costs are deemed recoverable from future profits, and are recorded as deferred policy acquisition costs. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs for certain products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive (loss) income”.

For variable life and annuity investment-type products, deferred policy acquisition costs are amortized over the shorter of the expected average life of the contracts (estimated to be no greater then twenty-five years). Using a reversion to the mean approach for market returns, gross profits arise principally from investment results, mortality and expense margins and surrender charges as well as expenses and benefit claims based on both actual results and anticipated future experience. The average long term rate of assumed gross investment yield used in estimating expected gross profit were between 7.85% to 8.7% at December 31, 2007. The effect on the amortization of deferred policy acquisition costs of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. During 2006, the Company changed the lapse assumptions used in the DAC calculation related to individual annuity products from an aggregate level lapse rate to one that varied based on the contract duration and product (see Note 5). There were no changes in 2007.

For fixed premium life insurance products, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods are for the estimated life of the policy.

Other assets

Other assets consist primarily of deferred, uncollected and unpaid premiums, reinsurance recoverables and receivables for service fees and concession income.

Accounts receivable

Accounts receivable consist primarily of fees receivable from separate accounts.

Separate account assets and liabilities

Assets and liabilities of the separate accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders and for which the Company does not bear the investment risk. Assets held in the separate accounts are carried at quoted market value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain separate account products. The investment results of separate accounts accrue to the policyholders and are not included in the Consolidated Statements of Income and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in “Administrative service fees” in the Consolidated Statements of Income and Comprehensive Income.

Future policy benefits and other policyholder liabilities

The methods and assumptions used to establish the Company’s reserve for future policy benefits and other policyholder liabilities are disclosed in Note 6, “Policyholders’ Liabilities.”

Accrued expenses and other liabilities

Accrued expenses and other liabilities consist primarily of payables to custodians, unearned revenue reserve, outstanding checks, minority interest, accrued operating expenses and commissions payable. Minority interest represents interest of minority owners in the consolidated mutual funds in the amount of $3 million at December 31, 2007. There were no such mutual funds consolidated in the Company’s financial statements at December 31, 2006.

B-104

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Insurance revenue and expense recognition

Insurance revenue and expenses consist of premiums and benefits. Premiums for term life and certain annuity insurance products are recognized as revenue when due and collected. The reserve for future policy benefits has been provided on a net-level premium method based upon estimated investment yields, mortality, and other assumptions which were appropriate at the time the policies were issued. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

Revenues for variable life and for individual and group variable annuity products consist of net investment income, cost of insurance and policy administration and surrender charges that have been earned and assessed against policyholder account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policyholder account balances. The policyholder account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

Certain annuity contracts, such as those including provisions for guaranteed minimum death benefits, provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon net deposits to the contract, or the highest historical account value on a contract anniversary. In 2005, the Company introduced additional annuity contracts that provide the holder guaranteed living benefits that allow the holder to exercise the larger guarantee base when it is beneficial. The Company bears the risk that protracted under-performance of the financial markets could result in guaranteed minimum death or withdrawal benefits being higher than accumulated policyholder account balances. The determination of this liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rate and mortality experience.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies, using assumptions consistent with those used to account for the underlying policies.

Income taxes

The Company records current and deferred income taxes. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred federal income tax assets and liabilities are recognized based upon the difference between financial statement carrying amounts and the income tax basis of assets and liabilities using income tax rates and laws.

In 2007, the Company adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in tax positions and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected-to-be taken in a tax return. This Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The adoption of FIN 48 did not have a material impact on the Company’s consolidated financial statements.

The Company and PAS are included in The Guardian’s consolidated federal income tax return which includes certain of its domestic insurance and non-insurance subsidiaries. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated it share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are settled quarterly on an estimated tax basis with a final settlement within 30 days of filing of the consolidated return.

B-105

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Statutory accounting

Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the new National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC Codification Accounting Practices”).

Financial statements prepared in accordance with GAAP vary from financial statements prepared on statutory basis (“STAT”) primarily because under STAT: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves are based on statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as either financing transactions or as derivatives under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums and advances to agent balances) must be excluded under statutory reporting through a charge to surplus, 8) investments in common stock of the Company’s wholly-owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are recognized in income only when dividends are declared, 9) annuity and certain insurance premiums are recognized as premium income and 10) gross deferred tax assets (“DTAs”) are not reduced by a valuation allowance; instead, that portion of the DTA not meeting certain criteria is non-admitted and changes in DTAs and deferred tax liabilities are not included in income tax expense or benefit, but are recognized as a separate component of gains and losses in surplus, except to the extent allocated to changes in unrealized gains and losses and 11) investments in affiliated mutual funds where the Company has a controlling interest, are accounted for using the equity method for statutory purposes and are consolidated under GAAP. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note 9.

Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Company plans to adopt this guidance effective January 1, 2008. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115.” This Statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007, although early adoption is permitted under certain circumstances. Companies shall report the effect of the first remeasurement to fair value as a cumulative-effect adjustment to the opening balance of retained earnings. The Company plans to adopt this guidance effective January 1, 2008. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.

In June 2007, the Accounting Standards Executive Committee (“AcSEC”) issued SOP 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies.” This SOP provides guidance for determining whether an entity should apply the specialized industry accounting for investment companies (referred to as investment company accounting) in the preparation of its stand-alone financial reporting. SOP 07-1 also provides guidance for determining whether investment company accounting should be retained in the consolidated financial statements of the investment

B-106

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

company’s parent, or in the application of the equity method to an equity interest in the investment company. The SOP is effective for fiscal years beginning after December 15, 2007, with early adoption permitted. The FASB is currently deliberating a proposed FASB Staff Position (FSP SOP 07-1-a), which would delay the effective date of the SOP indefinitely. The Company will continue to monitor the status of the proposed FSP and if necessary adopt the guidance contained in the SOP effective January 1, 2008. The Company is currently assessing the impact of this SOP on its consolidated financial position and results of operations.

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations”, a revision of SFAS No. 141, “Business Combinations”. The revised SFAS retains the fundamental requirements in SFAS No. 141, which requires the acquisition method of accounting for business combinations. SFAS 141(R) broadens the scope of SFAS 141 and changes how the acquisition method is applied. Areas of significant change include acquisition costs, restructuring costs, contingencies, noncontrolling interest and the definition of a business. The guidance in this Statement is to be applied on a prospective basis to transactions consummated after the effective date of this Statement. This Statement is effective for fiscal years beginning after December 15, 2008 and will be adopted by the Company in 2009.

In conjunction with the issuance of SFAS 141(R), the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements”, in December 2007. The SFAS changes the name of “minority interests” to “noncontrolling interests” and requires it to be recorded as a component of equity thereby removing diversity in practice of recording minority interest as either a liability or mezzanine equity. Under SFAS No. 160, changes in ownership interest are recorded as equity transactions unless a subsidiary is deconsolidated. This Statement is effective for fiscal years beginning after December 15, 2008 and will be adopted by the Company in 2009. The Company is currently assessing the impact of this Statement on its consolidated financial position and results of operations.

In March 2008, the FASB issued SFAS 161, “Disclosures about Derivative Instruments and Hedging Activities”. This Statement requires enhanced disclosures about an entity’s derivative and hedging activities in order to improve the transparency of the Company’s financial reporting of these financial instruments. The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2008, and will be adopted by the Company in 2009. This Statement encourages, but does not require, comparative disclosures for earlier periods at initial adoption. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.

Reclassifications:

Certain amounts in prior years have been reclassified to conform to the current year presentation.

Revisions:

The Company identified the following revisions that warrant disclosure.

In 2007, the Company correctly reflected certain fee income and related deferrals, that had previously been reported as “Premiums” and reductions to “Policyholder benefits” and “Other operating costs and expenses”, as “Administrative service fees” in the 2006 and 2005 Consolidated Statements of Income and Comprehensive Income. To conform prior years to the current year presentation, such items have been revised in the 2006 and 2005 consolidated Statements of Income and Comprehensive Income. Total revenues and expenses are each increased by a net amount of $5 million and $12 million in 2006 and 2005, respectively, and there is no effect on the Company’s earnings or stockholder’s equity. The revisions to the Company’s Consolidated Statements of Income and Comprehensive Income do not impact the Company’s previously reported Consolidated Balance Sheets, or Consolidated Statements of Changes in Stockholder’s Equity or Consolidated Statements of Cash Flows.

A correction in unrealized investment gains (losses) from prior periods related to available-for-sale securities was made in 2007, resulting in an adjustment to decrease Retained Earnings by $7 million and increase Accumulated Other Comprehensive Income (AOCI) by $7 million in the 2007 Consolidated Statements of Changes in Stockholder’s Equity. The revision has no effect on the Company’s total Stockholder’s Equity at December 31, 2007.

B-107

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

3.  INVESTMENTS

Securities

The following tables provide additional information relating to the cost basis and estimated fair value of bonds, preferred stock, affiliated mutual funds and trading securities as of December 31:

December 31, 2007	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
		Gains	(Losses)
	(In millions)
U.S. Government	$4	$—	$—	$4
All other Government	13	—	—	13
Political Subdivisions	—	—	—	—
Special Revenue	14	—	—	14
Public Utilities	230	3	(1)	232
Industrial and Miscellaneous	1,458	12	(18)	1,452

Total Bonds	$1,719	$15	$(19)	$1,715

Preferred Stocks	$7	$—	$—	$7

Affiliated Mutual Funds	$15	$—	$(3)	$12

December 31, 2006	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
		Gains	(Losses)
	(In millions)
U.S. Government	$4	$—	$—	$4
All other Government	33	—	—	33
Political Subdivisions	1	—	—	1
Special Revenue	32	—	—	32
Public Utilities	290	3	(5)	288
Industrial and Miscellaneous	1,565	10	(21)	1,554

Total Bonds	$1,925	$13	$(26)	$1,912

Preferred Stocks	$8	$—	$—	$8

Affiliated Mutual Funds	$19	$4	$—	$23

The amortized cost and estimated fair value of bonds at December 31, 2007 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	Amortized Cost	Estimated Fair Value
	(In millions)
Due in one year or less	$311	$312
Due after one year through five years	1,001	1,001
Due after five years through ten years	223	219
Due after ten years	81	80
Sinking fund bonds, mortgage backed securities and asset backed securities	103	103

Total	$1,719	$1,715

Proceeds from the sales and maturities of bonds amounted to $753 million, $493 million and $447 million in 2007, 2006 and 2005, respectively. Gross gains of $3 million, $3 million and $6 million and gross losses of $2 million, $2 million and $3 million were realized on sales and prepayments of bonds in 2007, 2006 and 2005, respectively.

B-108

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

In 2007, proceeds from sales of affiliated mutual funds and gross gains realized on the sale amounted to $14 million and $6 million, respectively (see Note 10). In 2006 and 2005, there were no sales of affiliated mutual funds.

In 2007, proceeds from sales of preferred stocks and gross gains realized on the sale amounted to $1 million and $0.2 million, respectively. In 2006 and 2005, there were no sales of preferred stocks.

Unrealized losses:

The gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2007 and 2006, are as follows:

December 31, 2007	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$—	$—	$—	$—	$—	$—
All Other Government	3	—	6	—	9	—
Political Subdivisions	—	—	—	—	—	—
Special Revenue	—	—	9	—	9	—
Public Utilities	38	—	75	(1)	113	(1)
Industrial and Miscellaneous	326	(6)	355	(12)	681	(18)

Total Bonds	367	(6)	445	(13)	812	(19)

Preferred Stocks	—	—	—	—	—	—
Affilitated Mutual Funds	11	(2)	—	—	11	(2)

Total temporarily impaired securities	$378	$(8)	$445	$(13)	$823	$(21)

December 31, 2006	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$—	$—	$3	$—	$3	$—
All Other Government	16	—	12	—	28	—
Political Subdivisions	—	—	1	—	1	—
Special Revenue	1	—	29	—	30	—
Public Utilities	50	(1)	160	(4)	210	(5)
Industrial and Miscellaneous	434	(3)	751	(18)	1,185	(21)

Total Bonds	501	(4)	956	(22)	1,457	(26)

Preferred Stocks	—	—	5	—	5	—

Total temporarily impaired securities	$501	$(4)	$961	$(22)	$1,462	$(26)

The Company’s investment portfolio includes individual securities that are in an unrealized loss position and have not been recognized as other than temporary impairments. There were one hundred and seventy five securities in an unrealized loss position for greater than 12 months with a book value of $458 million and a fair value of $445 million as of December 31, 2007.

In reaching the conclusion that these impairments are not other-than-temporary, management considered many factors including: duration and severity of impairment, cash flow, investment sector stability, credit worthiness, financial condition of issuer, and intent and ability to hold to allow for recovery in value.

The Company continually monitors its investment portfolios for performance, credit issues and risk exposures. By using a variety of measurements and credit analysis derived from both internal and external sources, the Company tracks the risk exposure the portfolios have to market events such as the credit deterioration in the non-prime and sub-prime

B-109

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

mortgage market. The Company has determined that it has minimal exposure and has not taken any impairment on assets contained in its portfolios due to credit deterioration in the non-prime and sub-prime mortgage market. The Company does not hold investments in collateralized debt obligations (CDOs) or collateralized loan obligations (CLOs). The Company does hold a small amount of asset-backed securities (ABS) with sub-prime mortgage exposure. The carrying amounts of these investments were $2 million, less than 0.1% of the Company’s investment portfolio, as of December 31, 2007.

Derivative Financial Instruments

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”). In order to minimize the volatility associated with the GMWB, the Company has established a hedge strategy to manage this risk. In 2005, the Company began hedging its GMWB exposures using Standard and Poors (“S&P”) 500 and US Treasury futures contracts. The Company held contracts purchased to hedge the GMWB exposures of $23 million and $95 million as of December 31, 2007 and 2006, respectively. For the years ended December 31, 2007 and 2006, net realized capital gains (losses) included the change in the market value of both the value of the embedded derivative related to the GMWB liability and the related derivative contracts purchased as economic hedges. There was no net gain or loss in 2007 and a loss of $1 million in 2006. During 2007, GIAC entered into a derivative transaction with a reinsurance company that obligates the reinsurance company to reimburse GIAC for 90% of its claims resulting from the GMWB business to Swiss Re Life & Health America Inc., eliminating the hedge investments for that portion of the business. The derivative transaction is considered reinsurance under US Statutory accounting.

Special Deposits

Assets of $4 million and $4 million at December 31, 2007 and 2006, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. These amounts are included in “Bonds” in the Consolidated Balance Sheets.

Repurchase Agreements

The Company has entered into repurchase agreements whereby securities will be resold at a specified date and price. Assets of $11 million and $44 million are included in the Consolidated Balance Sheets as cash and cash equivalents as of December 31, 2007 and 2006, respectively, and are subject to repurchase. The Company’s policy requires a minimum of 102% of the fair value of the borrowed securities as collateral, calculated on a daily basis, in the form of either cash or securities.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2007	2006	2005
	(In millions)
Bonds	$91	$95	$94
Affiliated mutual funds and trading securities	1	4	4
Policy loans	5	5	4
Cash equivalents and cash equivalents	16	13	4

Gross investment income	113	117	106
Less: Investment expenses	(3)	(3)	(2)

Net investment income	$110	$114	$104

B-110

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Net realized gains (losses) on investments for the years ended December 31 were from the following sources:

	2007	2006	2005
	(In millions)
Bonds	$1	$—	$1
Affiliated mutual funds and trading securities	8	1	4
Other	(3)	(1)	—

Net realized gains on investments	$6	$—	$5

The Company recorded losses for investments that have experienced a decline in value considered to be other-than-temporary in the amount of $1 million for each of the years ended December 31, 2007, 2006 and 2005.

Unrealized investment gains (losses)

Net unrealized investment gains (losses) on securities available for sales are included as part of Accumulated Other Comprehensive Income. Changes in this amount include reclassification adjustments to avoid double- counting in comprehensive income items that are included as part of net income for a period that also had been part of “Other comprehensive income” in earlier periods.

The amounts for the years ended December 31, 2007, 2006 and 2005 are as follows:

	Unrealized Gains (Losses) on Investments	Impact of Unrealized Gains (Losses) on Deferred Policy Acquisition Costs	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(In millions)
Balance, December 31, 2004	$43	$(22)	$(7)	$14
Net unrealized investments gains (losses) on investments arising during period	(76)	—	26	(50)
Reclassification adjustments for (gains) losses included in net income	15	—	(5)	10
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	25	(9)	16

Balance, December 31, 2005	(18)	3	5	(10)
Net unrealized investments gains (losses) on investments arising during period	(16)	—	5	(11)
Reclassification adjustments for (gains) losses included in net income	18	—	(6)	12
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	—	—	—

Balance, December 31, 2006	(16)	3	4	(9)
Net unrealized investments gains (losses) on investments arising during period	34	—	(12)	22
Reclassification adjustments for (gains) losses included in net income	(30)	—	11	(19)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(4)	1	(3)
Prior period unrealized losses on available-for-sale securities (See Note 2)	7	—	—	7

Balance, December 31, 2007	$(5)	$(1)	$4	$(2)

B-111

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table below, the carrying value approximates estimated fair value).

Bonds, preferred stocks and affiliated mutual funds

The estimated fair values for bonds, preferred stocks and affiliated mutual funds other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life.

Trading securities

The estimated fair values for trading securities are based on quoted market prices.

Policy loans

The estimated fair value of policy loans approximate the carrying amount since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Separate Account Assets and Liabilities

The fair value of the Separate Account assets and liabilities are reported at quoted market value.

Investment contracts and other contract liabilities

The fair value for investment-type contracts, included in “Future policy benefits and other policyholder liabilities” in the Consolidated Balance Sheets, represents an accumulation of gross premium payments plus credited interest less withdrawals and expenses. Estimated fair values of other contract liabilities are derived using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued and expected survivorship. Carrying values approximate fair value.

The following table discloses the carrying amounts and estimated fair values of the Company’s financial instruments at December 31:

	2007		2006
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(In millions)
Financial Assets:
Bonds, available for sale	$1,715	$1,715	$1,912	$1,912
Affiliated mutual funds	12	12	23	23
Trading securities	17	17	1	1
Preferred stocks	7	7	8	8
Policy loans	96	96	91	91
Cash and cash equivalents	219	219	380	380
Separate account assets	8,335	8,335	7,847	7,847

Financial Liabilities:
Investment contracts and other contract liabilities	$1,861	$1,861	$2,206	$2,206
Separate account liabilities	8,335	8,335	7,847	7,847

B-112

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

5.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs (“DAC”) as of and for the years ended December 31 are as follows:

	2007	2006	2005
	(In millions)
Balance, beginning of year	$347	$360	$329
Capitalization of deferrable expenses	59	59	60
Amortization	(70)	(96)	(83)
Change in unrealized investment (losses) gains, net	(4)	(1)	25
Interest on DAC	27	25	29

Balance, end of year	$359	$347	$360

During 2006, the Company recorded a $24 million decrease in DAC as a result of changes to product allocations and lapse rate assumptions. There were no such changes recorded in 2007 and 2005.

In September 2005, AcSEC issued SOP 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No.97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007 and there was no impact to retained earnings as of January 1, 2007.

6.  POLICYHOLDERS’ LIABILITIES

The balances of future policy benefits and policyholders’ account balances and separate account liabilities at December 31 are follows:

	2007	2006
	(In millions)
Future policy benefits and policyholder account balances
Future policy benefits
Annuities	$490	$464

Future policy benefits	490	464

Policyholders’ account balances
Individual annuities	1,178	1,378
Group annuities	78	257
Variable life	115	107

Policyholders’ account balances	1,371	1,742

Total future policy benefits and policyholders’ account balances	$1,861	$2,206

Separate account liabilities
Individual annuities	5,212	4,763
Group annuities	2,485	2,485
Variable life	638	599

Total separate account liabilities	$8,335	$7,847

B-113

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following table highlights the key assumptions generally utilized in calculating liabilities for future policy benefits:

Product	Mortality	Interest Rate	Estimation Method
Immediate annuities with life contingency fixed and variable	SA, 1971, 1983a, A2000 mortality tables with certain modifications	4.00% to 5.50%	Present value of expected future payments based on historical experience
Immediate annuities without life contingency fixed and variable	None	0.00% to 5.50%	Present value of expected future payments based on historical experience

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. The Company had no premium deficiency reserves as of December 31, 2007 and 2006.

Policyholders’ account balances for investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges. The carrying value approximates fair value.

Certain contract provisions that determine the policyholders’ account balances are as follows:

Product	Credited Fixed Interest Rates	Withdrawal/Surrender Charges
Individual annuities	3.10% to 5.50%	Declining to zero over 4 to 7 years.
Group annuities	2.45% to 5.15%	Contractually agreed upon rates, declining to zero over a maximum of 9 years.
Variable life	4.00%	Declining to zero over 10 to 15 years.

Guaranteed Minimum Benefits

The Company issues variable annuity contracts with guaranteed death and living benefits. For guarantees of amounts in the event of death, the net amount at risk is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) in excess of the current account balance at the Consolidated Balance Sheet date. The Company also issues various guaranteed living benefits: for the Guaranteed Minimum Income Benefit (“GMIB”), which guarantees a base level of lifetime income at annuitization, the net amount at risk is the value of the lifetime annuity in excess of the current account balance; for the GMWB, which guarantees systematic withdrawal of one’s investment and certain designs allow withdrawals to continue for life even if account balances become equal to zero, the net amount at risk is defined as the guaranteed remaining balance in excess of the current account balance; for the Guaranteed Minimum Accumulation Benefit (“GMAB” or “LBR”), which guarantees the return of investment on the maturity date, the net amount at risk is the amount invested in excess of the current account balance at the Consolidated Balance Sheet date.

The following chart provides the account value and net amount at risk of the contractholders at December 31, 2007 and 2006 for GMDB, GMIB, GMAB and GMWB (in millions, except Average Age):

	2007			2006

	Account Value	Net Amount at Risk	Average Age	Account Value	Net Amount at Risk	Average Age
GMDB	$5,867	$100	61	$5,628	$159	61
GMIB	151	—	56	137	—	56
GMAB	102	—	61	109	—	60
GMWB	790	3	60	388	—	60

B-114

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

GMDB

The Company issues certain variable annuity contracts with GMDB features that guarantee either:

a)	Return of deposits; the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b)	Ratchet: the benefit is greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

c)	Combination Rollup/Ratchet: the benefit is greatest of the current account value, premiums paid increased with 3% simple interest each year (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted withdrawals).

The GMDB liability is $2 million and $3 million as of December 31, 2007 and 2006, respectively, and is determined by estimating the expected value of death benefits in excess of the projected account balance, under a range of stochastic return scenarios, and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2007:

•	Data used was based on 100 investment performance scenarios selected to represent 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption was 8.5%.

•	Volatility assumption was 14%.

•	Mortality was assumed to be 100% of the Annuity 2000A table with a 50/50 male/female blend using the pivot age of 65.

•

The base annual lapse rate used in the Company’s analysis was 13%. For the contracts, where the ratio of GMDB to the Account Value is greater than 100%, but less than 120%, the Company assumed a lapse rate equal to 90% of the base annual lapse rate. For the contracts where the GMDB to the Account Value exceeds 120%, the Company assumed a lapse ratio of 70% of the base annual lapse rate.

•	Interest rate for present value calculations was 6.5%.

GMDB benefits incurred and paid amounted to $1 million and $2 million in 2007, $1 million and $2 million in 2006 and $3 million and $3 million in 2005, respectively, and is recorded in “Policyholder benefits” in the Company’s Consolidated Statements of Income and Comprehensive Income.

GMIB and GMAB

The GMIB and GMAB liabilities, determined by accumulating the total assessments to date for contracts inforce as of the Consolidated Balance Sheet date, were $2 million and $1 million as of December 31, 2007, respectively, compared to $1 million and $1 million in 2006, respectively, and is recorded in the “Future policy benefits and other policyholder liabilities” in the Company’s Consolidated Balance Sheets. The underlying account values for the GMIB and GMAB equal $151 million and $106 million as of December 31, 2007, respectively, compared to $137 million and $109 million in 2006, respectively. Due to 10 year waiting periods, there are no paid and incurred benefits for GMIB and GMAB at December 31, 2007 and 2006.

GMWB

The Company issues certain variable annuity contracts with guaranteed minimum withdrawal benefit features that guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount (“GWA) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GMWB represents an embedded derivative under SFAS 133, “Accounting for Derivative Instruments and Hedging Activities,” which is reported separately from the host variable annuity contract. It

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The Guardian Insurance & Annuity Company, Inc.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

is carried at fair value and reported in the “Future policy benefits and other policyholder liabilities” on the Consolidated Balance Sheets. The fair value of the GMWB obligations is calculated based on actuarial assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior.

The following assumptions and methodology were used to estimate the fair value of the GMWB liability at December 31, 2007:

•	The liability is defined as the present value of claims minus the present value of valuation premiums.

•	Each policy is modeled using 1,000 stochastic scenarios using MG-Hedge software.

•	The S&P volatility assumption is extracted from the Morgan Stanley report of implied volatilities, for the first 5 years and then grades to a long term assumption of 17%.

•	The swap curve as of the last day of the quarter is used.

•	85% of annuity 2000 mortality table with .08% mortality improvement.

•	A dynamic lapse function is used to decrease lapses when the option is in the money.

Because of the dynamic and complex nature of these cash flows, stochastic techniques under a variety of market return scenarios and other prudent estimate assumptions are used. Estimating these cash flows involves numerous estimates and subjective judgments, including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates.

As of December 31, 2007 and 2006, the SFAS 133 liability is $13 million and $1 million, respectively, and is reported in the “Future policy benefits and other policyholder liabilities” in the Consolidated Balance Sheets. The SFAS 133 liability relates to annuities with an account value of $790 million and $388 million and a GWB of $772 million and $370 million at December 31, 2007 and 2006, respectively.

Changes in the fair value of the SFAS 133 liability resulted in losses amounting to $12 million and $1 million at December 31, 2007 and 2006, respectively and is recorded in “Net realized gains on investments” in the Company’s Consolidated Statements of Income and Comprehensive Income. There was no gain or loss at December 31, 2005.

7.  REINSURANCE

The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. The Company has entered into cession agreements on a coinsurance, modified coinsurance and yearly renewable term basis with affiliated and non-affiliated companies. Reinsurance ceding arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Two major reinsurance companies account for approximately 99% and 98% of the reinsurance recoverable at December 31, 2007 and 2006. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable there from, recording an allowance when necessary for uncollectible reinsurance. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period.

The following indicates the volume of reinsurance amounts on total premiums included in the Consolidated Statements of Income and Comprehensive Income for the years ended December 31:

	2007	2006	2005
	(In millions)
Short duration contracts
Direct premiums	$—	$1	$1
Reinsurance ceded	—	(1)	(1)

Premiums	$—	$—	$—

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(continued)

	2007	2006	2005
	(In millions)
Long duration contracts
Direct premiums	$67	$71	$73
Reinsurance assumed	2	1	2
Reinsurance ceded	(65)	(65)	(65)

Premiums	$4	$7	$10

Reinsurance recoverables of $36 million and $22 million are recorded in “Other assets” in the Company’s Consolidated Balance Sheets at December 31, 2007 and 2006, respectively.

During 2007, the Company entered into an agreement that reinsures 90% of the GMWB rider offered in connection with its variable annuity contracts to minimize the claim exposure and the volatility of net income associated with the GMWB liability. The reinsurance recoverable related to the GMWB, in the amount of $12 million at December 31, 2007, represents an embedded derivative under SFAS 133 which is carried at fair value and reported in “Other assets” in the Consolidated Balance Sheets. Changes in the fair value of the embedded derivative of $12 million for the year ended December 31, 2007 is recorded in “Net realized gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

8.  INCOME TAXES

The Company recognizes deferred tax assets and liabilities for the future tax consequences of events that have been included in the financial statements or tax returns. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect on tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

The components of the net deferred tax asset/ (liability) as of December 31, 2007 and 2006 are as follows:

	2007	2006
	(In millions)
Deferred tax assets:
Separate account allowances	$36	$31
DAC Proxy	18	18
Investments	3	3
Other	1	2
Reserves	11	6

Gross deferred tax assets	69	60

Deferred tax liabilities:
DAC	125	122

Gross deferred tax liabilities	125	122

Net deferred tax liability	$56	$62

The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

At December 31, 2007, the Company did not have any unused net operating loss carryforwards available to offset against future taxable income.

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The Company’s income tax (benefit) expense differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2007	2006	2005
	(In millions)
Expected taxes on pre-tax (loss) income	$4	$(2)	$—
Permanent adjustments:
Dividends received deduction	(9)	(11)	(8)
Contingent tax reserves	4	8	—
Other	(1)	—	2

Total income tax (benefit)	$(2)	$(5)	$(6)

The following is a reconciliation of the beginning and ending amounts of the liability established for unrecognized tax benefits (in millions):

Balance, January 1, 2007	$8
Additions for tax positions of the current year	2
Additions for tax positions of prior years	7
Reductions for tax positions of prior years for:
Changes in judgement	—
Settlements during the period	(8)
Lapses of applicable statute of limitations	—

Balance, December 31, 2007	$9

As of December 31, 2007, the Company had $13 million of unrecognized tax benefits and related interest expense. Included in this balance is $4 million of unrecognized tax benefits that, if recognized, would affect the Company’s annual effective tax rate. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. It is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next 12 months due to the possibility of the conclusion of a current Internal Revenue Service (“IRS”) audit. The possible change in the amount of uncertain tax benefits cannot be estimated at this time.

At December 31, 2007 and 2006, the Company recorded a current tax receivable of $8 million and a liability of $3 million, respectively, which is included in “Current income tax receivable” and “Current income tax liability” in the Consolidated Balance Sheets, respectively.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. During the years ended December 31, 2007, 2006 and 2005, the Company recognized approximately $1 million, $1 million, and $1 million in interest and penalties, respectively. The Company has approximately $4 million accrued for payment of interest and penalties at December 31, 2007 with none accrued at December 31, 2006. The Guardian files U.S. federal income tax returns along with various state and local income tax returns. The IRS has completed its examinations and closed its review of the Company’s filings for 2002 and prior years. The IRS is currently reviewing the Company’s U.S. income tax returns for the tax years 2003 through 2005.

9.  STATUTORY CAPITAL AND SURPLUS AND INCOME

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance. Statutory accounting practices and GAAP differences are discussed in detail in Note 2.

Under the Delaware Insurance Law, the maximum amounts of distributions which can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of

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and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

(i) 10% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment gains). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2007, the maximum amount of dividends the Company could pay The Guardian in 2008 without prior approval from the state insurance regulatory authorities was $25 million.

The Guardian Insurance & Annuity Company, Inc.’s stand alone statutory net income, as filed with the Delaware Department of Insurance, was $20 million, $20 million and $21 million for the years ended 2007, 2006 and 2005, respectively. Statutory surplus, as filed, at December 31, 2007 and 2006 was $245 million and $229 million, respectively.

10.  RELATED PARTY TRANSACTIONS

General Operating Expense Agreement

The Company is billed by The Guardian for compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $129 million in 2007, $141 million in 2006 and $145 million in 2005, which are reflected in “Other operating costs and expenses” in the Consolidated Statements of Income and Comprehensive Income, of which $19 million and $18 million are included in “Due to Guardian Life Insurance Company of America and its affiliates” in the Consolidated Balance Sheets at December 31, 2007 and 2006, respectively.

Investments

A significant portion of the Company’s separate account assets is invested in affiliated mutual funds that are advised by RS and sub advised by GIS (see Note 1). Each of these funds has an investment advisory agreement with RS Investments. Separate account assets under management with affiliated mutual funds amounted to $3,297 million and $3,073 million as of December 31, 2007 and 2006, respectively.

The Company also maintains investments in RS mutual funds in the amount of $13 million and $24 million at December 31, 2007 and 2006, respectively, of which, $12 million and $23 million are recorded in “Affiliated mutual funds” and $1 million and $1 million are recorded in “Trading securities” in the Consolidated Balance Sheets.

During 2007 the Company sold shares in the RS Small Cap Core Equity Fund with a cost basis of $8 million for $14 million resulting in a realized gain of $6 million. The proceeds from this transaction were used to purchase shares in other affiliated mutual funds.

Certain employee benefits plans of The Guardian have assets invested in GIAC separate accounts under group annuity contracts. The fair market value of the assets held under these contracts was $102 million and $287 million as of December 31, 2007 and 2006, respectively. On August 1, 2007, one contract with The Guardian was terminated and the assets totaling $177 million were transferred to an unrelated third party under a new management agreement.

Administrative Services Agreement

The Company has administrative services agreements with GIS and RS that provide for fee income to GIAC calculated based on the monthly/quarterly average assets of the affiliated mutual funds’ participation within GIAC’s variable insurance products separate accounts. During 2007 and for the four months ended December 31, 2006, such fee income amounted to $3 million and $1 million, which is reflected in “Other (expense) income” in the Consolidated Statements of Income and Comprehensive Income, of which $1 million is receivable and included in “Other assets” in the Consolidated Balance Sheets at December 31, 2007. There were no such receivable at December 31, 2006.

Commissions

PAS earned commissions from GIS, including trail commissions, in the amount of $2 million for December 31, 2007 and $0.7 million for four months ended December 31, 2006, which is recorded in “Other income” in the Consolidated Statements of Income and Comprehensive Income. Commissions receivable from GIS in the amount of $0.4 million and $0.3 million are included in “Other assets” in the Consolidated Balance Sheets at December 31, 2007 and 2006, respectively.

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The Guardian Insurance & Annuity Company, Inc.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

11.  LITIGATION

The Company is engaged in various legal actions arising out of its insurance and investment operations. In the opinion of management, any losses together with the ultimate liability resulting from such actions would not have a material adverse effect on the consolidated balances sheet of the Company.

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REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Guardian Insurance & Annuity Company, Inc. and its subsidiaries (the “Company”) at December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

April 7, 2008

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